UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	8/31

Date of reporting period:	8/31/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	August 31, 2017

Invesco American Franchise Fund Nasdaq: A: VAFAX ◾ B: VAFBX ◾ C: VAFCX ◾ R: VAFRX ◾ Y: VAFIX ◾ R5: VAFNX ◾ R6: VAFFX

2 Letters to Shareholders 4 Performance Summary 4 Management’s Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9Schedule of Investments 11 Financial Statements 13 Notes to Financial Statements 20 Financial Highlights 21 Auditor’s Report 22 Fund Expenses 23 Approval of Investment Advisory and Sub-Advisory Contracts 25 Tax Information 26 Proxy Results T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and

June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco American Franchise Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco American Franchise Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.19%
Class B Shares	24.24
Class C Shares	23.23
Class R Shares	23.93
Class Y Shares	24.47
Class R5 Shares	24.63
Class R6 Shares	24.72
S&P 500 Index▼ (Broad Market Index)	16.23
Russell 1000 Growth Index▼ (Style-Specific Index)	20.82
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	21.57
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2%.1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

    While US stock market indexes rose for the reporting period, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

    During the fiscal year, the Fund’s Class A shares at NAV produced a double-digit gain and outperformed the style-specific benchmark. Fund holdings in the IT, consumer discretionary and consumer staples sectors outperformed, while holdings in the energy and health care sectors underperformed.

    On a relative basis, the Fund outperformed its style-specific index by the widest margin in the IT sector due to strong stock selection and overweight exposure to the sector. Alibaba Group, a Chinese e-commerce company, was a leading contributor to performance. The company’s stock price rose after they reported better-than-expected year-over-year results and increased revenue from its video and social networking platforms. Social media giant Facebook was also a contributor to performance during the reporting period. The company’s stock rose on better-than-expected fourth quarter results driven by a continued migration to mobile, increasing video usage, contributions from Instagram and better user metrics.

    Stock selection in the consumer discretionary sector also contributed to performance relative to the Fund’s style-specific benchmark. Retail and e-commerce giant Amazon.com was a leading contributor to performance. After a short pause toward the second half of 2016, the company’s stock price rose in early 2017 on better-than-expected fourth quarter margins. Electronics manufacturing giant Sony also contributed to performance within the sector. The company’s earnings were ahead of expectations on better results in financials, music and TV, boosting the stock. We continue to see deeply discounted valuation in Sony paired with solid growth acceleration and multiple catalysts ahead.

    In contrast, overweight exposure to the energy sector was the leading detractor from performance relative to the Fund’s style-specific benchmark. The energy sector was the worst-performing sector in the style-specific index as crude prices declined on concerns over increasing US energy supplies and fears that the OPEC cuts enacted in November 2016 would not continue after June 2017. Despite OPEC

Portfolio Composition
By sector	% of total net assets
Information Technology	43.1%
Consumer Discretionary	24.0
Health Care	15.0
Industrials	5.4
Consumer Staples	3.4
Materials	3.0
Financials	2.5
Telecommunication Services	1.7
Energy	1.2
Real Estate	0.5
Money Market Funds
Plus Other Assets Less Liabilities	0.2

Top 10 Equity Holdings*
	% of total net assets
1.	Amazon.com, Inc.	6.8%
2.	Alphabet Inc.-Class A	6.8
3.	Facebook, Inc.-Class A	6.0
4.	Apple Inc.	4.8
5.	Alibaba Group Holding Ltd.-ADR	4.1
6.	Sony Corp.	3.4
7.	Lowe’s Cos., Inc.	3.3
8.	UnitedHealth Group Inc.	3.1
9.	Broadcom Ltd.	2.8
10.	Celgene Corp.	2.7

Total Net Assets	$10.3 billion

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco American Franchise Fund

members eventually agreeing in May to extend the cuts through March 2018, the sector still did not fully recover. Fund holdings were not immune to the sector decline as Halliburton and Anadarko Petroleum were two of the largest detractors from both absolute and relative performance during the reporting period. During the reporting period, we sold our position in Anadarko Petroleum.

    Fund holdings within the health care sector detracted from relative results versus the style-specific benchmark despite producing a double-digit positive return. Amgen, a biotechnology company, was the leading detractor in the sector. The stock declined after the company issued concerning guidance surrounding the durability of its legacy franchises. We exited our position in Amgen during the second quarter of this year. Bristol-Myers Squibb was also a notable detractor from Fund performance. The company suffered an unforeseen setback in a trial for its lead immune-oncology drug for lung cancer. During the reporting period, we sold our position in Bristol-Myers Squibb.

    Near-term economic growth seems uncertain despite US consumer and business confidence being strong. Given this scenario, we are seeking opportunities in companies that are taking share within their respective industries. Though we anticipate a possible slowdown in the economy, we continue to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities.

    Thank you for your commitment to Invesco American Franchise Fund and for sharing our long-term investment horizon.

1	Bureau of Economic Analysis
2	Bureau of Labor Statistics, Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen

Portfolio Manager, is manager of Invesco American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

5                         Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco American Franchise Fund

Average Annual Total Returns As of 8/31/17, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	8.65%
10 Years	8.31
5 Years	13.95
1 Year	17.33

Class B Shares
Inception (6/23/05)	8.74%
10 Years	8.61
5 Years	15.03
1 Year	19.24

Class C Shares
Inception (6/23/05)	8.35%
10 Years	8.14
5 Years	14.37
1 Year	22.23

Class R Shares
10 Years	8.65%
5 Years	14.96
1 Year	23.93

Class Y Shares
Inception (6/23/05)	9.40%
10 Years	9.19
5 Years	15.53
1 Year	24.47

Class R5 Shares
10 Years	9.19%
5 Years	15.65
1 Year	24.63

Class R6 Shares
10 Years	9.16%
5 Years	15.75
1 Year	24.72

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees

Average Annual Total Returns As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	8.32%
10 Years	7.43
5 Years	13.55
1 Year	18.39

Class B Shares
Inception (6/23/05)	8.41%
10 Years	7.70
5 Years	14.59
1 Year	20.25

Class C Shares
Inception (6/23/05)	8.04%
10 Years	7.26
5 Years	13.99
1 Year	23.35

Class R Shares
10 Years	7.76%
5 Years	14.55
1 Year	24.91

Class Y Shares
Inception (6/23/05)	9.08%
10 Years	8.29
5 Years	15.13
1 Year	25.59

Class R5 Shares
10 Years	8.29%
5 Years	15.24
1 Year	25.70

Class R6 Shares
10 Years	8.26%
5 Years	15.31
1 Year	25.81

applicable to Class R shares.

    Class R5 shares incepted on December 22, 2010. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.08%, 1.08%, 1.83%, 1.33%, 0.83%, 0.71% and 0.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco American Franchise Fund

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                         Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.81%
Aerospace & Defense–2.38%
Boeing Co. (The)	364,507	$87,357,747
Raytheon Co.	864,586	157,363,298
		244,721,045

Airlines–1.01%
Alaska Air Group, Inc.	624,733	46,642,566
Southwest Airlines Co.	1,102,913	57,505,884
		104,148,450

Application Software–2.29%
salesforce.com, inc.(b)	2,458,443	234,756,722

Biotechnology–6.24%
Alexion Pharmaceuticals, Inc.(b)	1,361,497	193,890,788
BioMarin Pharmaceutical Inc.(b)	920,279	82,999,963
Celgene Corp.(b)	1,958,988	272,162,203
Incyte Corp.(b)	663,033	91,107,364
		640,160,318

Cable & Satellite–5.08%
Altice USA, Inc. Class–A(b)(c)	1,634,607	49,871,860
Charter Communications, Inc.–Class A(b)	308,071	122,778,616
Comcast Corp.–Class A	2,801,732	113,778,337
DISH Network Corp.–Class A(b)	4,090,515	234,345,604
		520,774,417

Commodity Chemicals–0.86%
LyondellBasell Industries N.V.–Class A	969,332	87,811,786

Communications Equipment–0.38%
Palo Alto Networks, Inc.(b)	295,730	39,240,414

Consumer Electronics–3.37%
Sony Corp. (Japan)	8,744,600	345,875,562

Data Processing & Outsourced Services–6.18%
First Data Corp.–Class A(b)	7,813,938	143,854,599
Mastercard Inc.–Class A	1,685,375	224,660,487
Visa Inc.–Class A	2,568,211	265,861,203
		634,376,289

Environmental & Facilities Services–1.20%
Republic Services, Inc.	1,889,421	123,265,826

Financial Exchanges & Data–1.63%
London Stock Exchange Group PLC (United Kingdom)	2,423,116	123,776,158
S&P Global Inc.	280,853	43,344,043
		167,120,201

Health Care Equipment–1.71%
Intuitive Surgical, Inc.(b)	71,829	72,164,442
Stryker Corp.	727,533	102,851,340
		175,015,782

	Shares	Value
Home Entertainment Software–7.46%
Activision Blizzard, Inc.	4,019,636	$263,527,336
Electronic Arts Inc.(b)	2,237,451	271,850,296
Nintendo Co., Ltd. (Japan)	685,400	230,358,557
		765,736,189

Home Improvement Retail–3.26%
Lowe’s Cos., Inc.	4,521,318	334,080,187

Hotels, Resorts & Cruise Lines–3.21%
Norwegian Cruise Line Holdings Ltd.(b)	1,735,699	103,204,662
Royal Caribbean Cruises Ltd.	1,818,121	226,283,340
		329,488,002

Housewares & Specialties–0.60%
Newell Brands, Inc.	1,274,781	61,546,427

Industrial Gases–0.75%
Air Products and Chemicals, Inc.	529,214	76,931,839

Industrial Machinery–0.76%
Stanley Black & Decker Inc.	540,451	77,824,944

Internet & Direct Marketing Retail–8.48%
Amazon.com, Inc.(b)	707,223	693,502,874
Netflix Inc.(b)	251,161	43,880,338
Priceline Group Inc. (The)(b)	71,600	132,608,928
		869,992,140

Internet Software & Services–16.81%
Alibaba Group Holding Ltd.–ADR (China)(b)	2,435,783	418,321,372
Alphabet Inc.–Class A(b)	725,956	693,462,210
Facebook, Inc.–Class A(b)	3,563,925	612,888,182
		1,724,671,764

Investment Banking & Brokerage–0.93%
Charles Schwab Corp. (The)	1,205,975	48,118,403
Goldman Sachs Group, Inc. (The)	210,430	47,081,608
		95,200,011

Life Sciences Tools & Services–0.64%
Thermo Fisher Scientific, Inc.	351,063	65,697,930

Managed Health Care–3.10%
UnitedHealth Group Inc.	1,598,835	318,008,281

Oil & Gas Equipment & Services–0.55%
Halliburton Co.	1,462,107	56,978,310

Oil & Gas Exploration & Production–0.68%
Parsley Energy, Inc.–Class A(b)	2,595,848	65,025,993
Pioneer Natural Resources Co.	39,899	5,172,905
		70,198,898

Packaged Foods & Meats–0.71%
Tyson Foods, Inc.–Class A	1,145,188	72,490,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Franchise Fund

	Shares	Value
Pharmaceuticals–3.29%
Allergan PLC	1,110,855	$254,919,005
Zoetis Inc.	1,321,298	82,845,385
		337,764,390

Semiconductors–3.19%
Broadcom Ltd.	1,134,480	285,968,374
NVIDIA Corp.	245,321	41,567,190
		327,535,564

Soft Drinks–0.93%
Monster Beverage Corp.(b)	1,716,274	95,802,415

Specialized REIT’s–0.48%
American Tower Corp.–Class A	331,788	49,121,213

Specialty Chemicals–1.41%
Ecolab Inc.	265,496	35,390,617
Sherwin-Williams Co. (The)	321,603	109,110,250
		144,500,867

Systems Software–2.03%
Microsoft Corp.	2,266,813	169,489,608
ServiceNow, Inc.(b)	330,255	38,372,328
		207,861,936

Technology Hardware, Storage & Peripherals–4.80%
Apple Inc.	3,001,685	492,276,340

Tobacco–1.72%
Philip Morris International Inc.	1,511,593	176,750,569

	Shares	Value
Wireless Telecommunication Services–1.69%
Sprint Corp.(b)	20,967,994	$172,985,951
Total Common Stocks & Other Equity Interests (Cost $5,944,731,236)		10,240,711,379

Money Market Funds–0.08%
Government & Agency Portfolio– Institutional Class, 0.93%(d)	4,647,378	4,647,378
Treasury Portfolio–Institutional Class, 0.90%(d)	3,098,252	3,098,252
Total Money Market Funds (Cost $7,745,630)		7,745,630
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.89% (Cost $5,952,476,866)		10,248,457,009

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Fund–0.00%
Government & Agency Portfolio– Institutional Class, 0.93% (Cost $3,175)(d)(e)	3,175	3,175
TOTAL INVESTMENTS IN SECURITIES–99.89% (Cost $5,952,480,041)		10,248,460,184
OTHER ASSETS LESS LIABILITIES–0.11%		11,779,630
NET ASSETS–100.00%		$10,260,239,814

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2017.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $5,944,731,236)*	$10,240,711,379
Investments in affiliated money market funds, at value and cost	7,748,805
Receivable for:
Investments sold	19,231,560
Fund shares sold	2,106,609
Dividends	4,742,451
Investment for trustee deferred compensation and retirement plans	2,615,324
Other assets	174,997
Total assets	10,277,331,125

Liabilities:
Payable for:
Fund shares reacquired	6,475,802
Collateral upon return of securities loaned	3,175
Accrued fees to affiliates	6,560,110
Accrued trustees’ and officers’ fees and benefits	20,650
Accrued other operating expenses	1,123,222
Trustee deferred compensation and retirement plans	2,908,352
Total liabilities	17,091,311
Net assets applicable to shares outstanding	$10,260,239,814

Net assets consist of:
Shares of beneficial interest	$5,618,928,228
Undistributed net investment income (loss)	(2,747,008)
Undistributed net realized gain	348,078,710
Net unrealized appreciation	4,295,979,884
$10,260,239,814

Net Assets:
Class A	$9,333,083,759
Class B	$58,860,339
Class C	$370,960,169
Class R	$34,479,341
Class Y	$264,309,082
Class R5	$67,740,167
Class R6	$130,806,957

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	460,942,732
Class B	2,988,428
Class C	19,717,998
Class R	1,731,896
Class Y	12,815,146
Class R5	3,278,880
Class R6	6,304,728
Class A:
Net asset value per share	$20.25
Maximum offering price per share
(Net asset value of $20.25 ÷ 94.50%)	$21.43
Class B:
Net asset value and offering price per share	$19.70
Class C:
Net asset value and offering price per share	$18.81
Class R:
Net asset value and offering price per share	$19.91
Class Y:
Net asset value and offering price per share	$20.62
Class R5:
Net asset value and offering price per share	$20.66
Class R6:
Net asset value and offering price per share	$20.75

*	At August 31, 2017, securities with an aggregate value of $3,051 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $354,704)	$85,753,600
Dividends from affiliated money market funds (includes securities lending income of $20,663)	341,444
Total investment income	86,095,044

Expenses:
Advisory fees	55,698,959
Administrative services fees	763,563
Custodian fees	270,930
Distribution fees:
Class A	21,486,152
Class B	211,990
Class C	3,654,027
Class R	150,842
Transfer agent fees — A, B, C, R and Y	16,798,474
Transfer agent fees — R5	53,696
Transfer agent fees — R6	5,057
Trustees’ and officers’ fees and benefits	202,045
Registration and filing fees	174,587
Reports to shareholders	2,369,965
Professional services fees	94,225
Other	147,151
Total expenses	102,081,663
Less: Fees waived and expense offset arrangement(s)	(256,591)
Net expenses	101,825,072
Net investment income (loss)	(15,730,028)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $5,604,244)	545,168,365
Foreign currencies	(103,302)
545,065,063
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,535,147,464
Foreign currencies	(25,027)
1,535,122,437
Net realized and unrealized gain	2,080,187,500
Net increase in net assets resulting from operations	$2,064,457,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(15,730,028)	$(5,205,861)
Net realized gain	545,065,063	394,895,687
Change in net unrealized appreciation	1,535,122,437	299,342,179
Net increase in net assets resulting from operations	2,064,457,472	689,032,005

Distributions to shareholders from net realized gains:
Class A	(315,582,028)	(404,436,791)
Class B	(3,787,985)	(7,572,828)
Class C	(14,719,337)	(19,559,023)
Class R	(1,131,439)	(1,576,213)
Class Y	(5,919,585)	(7,356,909)
Class R5	(2,009,822)	(2,447,999)
Class R6	(4,503,505)	(3,991,542)
Total distributions from net realized gains	(347,653,701)	(446,941,305)

Share transactions–net:
Class A	(483,952,097)	(286,789,679)
Class B	(66,076,907)	(55,638,345)
Class C	(58,433,043)	(19,536,713)
Class R	440,489	(2,647,321)
Class Y	77,763,045	(9,414,064)
Class R5	2,940,200	1,812,719
Class R6	(12,016,209)	26,177,006
Net increase (decrease) in net assets resulting from share transactions	(539,334,522)	(346,036,397)
Net increase (decrease) in net assets	1,177,469,249	(103,945,697)

Net assets:
Beginning of year	9,082,770,565	9,186,716,262
End of year (includes undistributed net investment income (loss) of $(2,747,008) and $(6,891,255), respectively)	$10,260,239,814	$9,082,770,565

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

13                         Invesco American Franchise Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

14                         Invesco American Franchise Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

15                         Invesco American Franchise Fund

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $79,351.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution,

16                         Invesco American Franchise Fund

shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2017, expenses incurred under these arrangements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $501,838 in front-end sales commissions from the sale of Class A shares and $6,010, $1,170 and $10,873 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2017, the Fund incurred $31,109 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended August 31, 2017, there were transfers from Level 1 to Level 2 of $345,875,562, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$9,664,477,260	$576,234,119	$—	$10,240,711,379
Money Market Funds	7,748,805	—	—	7,748,805
Total Investments	$9,672,226,065	$576,234,119	$—	$10,248,460,184

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities purchases of $23,000,951 and securities sales of $58,855,691, which resulted in net realized gains of $5,604,244.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $177,240.

17                         Invesco American Franchise Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Long-term capital gain	$347,653,701	$446,941,305

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$20,277,283
Undistributed long-term gain	377,795,653
Net unrealized appreciation — investments	4,245,985,917
Net unrealized appreciation (depreciation) — foreign currencies	(259)
Temporary book/tax differences	(2,747,008)
Shares of beneficial interest	5,618,928,228
Total net assets	$10,260,239,814

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $4,486,314,448 and $5,281,848,758, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,281,472,303
Aggregate unrealized (depreciation) of investments	(35,486,386)
Net unrealized appreciation of investments	$4,245,985,917

Cost of investments for tax purposes is $6,002,474,267.

18                         Invesco American Franchise Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2017, undistributed net investment income (loss) was increased by $19,874,275 and undistributed net realized gain was decreased by $19,874,275. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	12,475,916	$227,584,879	11,018,677	$178,385,249
Class B	97,701	1,676,775	76,428	1,198,972
Class C	1,821,997	30,987,010	1,373,794	21,088,137
Class R	343,868	6,246,367	385,728	6,135,501
Class Y	8,406,129	155,276,463	2,425,004	39,927,655
Class R5	815,945	15,226,131	866,249	14,040,010
Class R6	970,854	19,198,323	2,687,395	41,141,890

Issued as reinvestment of dividends:
Class A	18,007,120	299,278,337	23,357,342	381,892,508
Class B	230,785	3,731,794	468,373	7,456,502
Class C	891,166	13,830,890	1,189,374	18,352,040
Class R	69,117	1,131,439	97,598	1,576,212
Class Y	289,922	4,899,683	382,605	6,339,768
Class R5	118,755	2,009,336	147,701	2,447,403
Class R6	265,224	4,503,505	240,310	3,991,543

Automatic conversion of Class B shares to Class A shares:
Class A	3,220,644	58,132,539	2,986,781	48,313,269
Class B	(3,309,936)	(58,132,539)	(3,066,056)	(48,313,269)

Reacquired:
Class A	(59,557,846)	(1,068,947,852)	(55,216,726)	(895,380,705)
Class B	(772,453)	(13,352,937)	(1,015,764)	(15,980,550)
Class C	(6,068,697)	(103,250,943)	(3,870,093)	(58,976,890)
Class R	(396,535)	(6,937,317)	(650,883)	(10,359,034)
Class Y	(4,433,503)	(82,413,101)	(3,373,005)	(55,681,487)
Class R5	(777,694)	(14,295,267)	(892,248)	(14,674,694)
Class R6	(1,917,346)	(35,718,037)	(1,111,779)	(18,956,427)
Net increase (decrease) in share activity	(29,208,867)	$(539,334,522)	(21,493,195)	$(346,036,397)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco American Franchise Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$16.96	$(0.03)	$3.99	$3.96	$—	$(0.67)	$(0.67)	$20.25	24.19%		$9,333,084	1.06	%(d)	1.06	%(d)	(0.15	)%(d)	48%
Year ended 08/31/16	16.49	(0.01)	1.30	1.29	—	(0.82)	(0.82)	16.96	7.99		8,253,739	1.08		1.08		(0.04)		59
Year ended 08/31/15	18.07	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.49	0.27		8,320,796	1.05		1.05		(0.28)		74
Year ended 08/31/14	14.82	(0.04)	3.99	3.95	(0.02)	(0.68)	(0.70)	18.07	27.22		9,034,217	1.08		1.08		(0.27)		77
Year ended 08/31/13	12.47	0.02	2.33	2.35	(0.00)	—	(0.00)	14.82	18.89		5,428,321	1.06		1.14		0.17		80
Class B
Year ended 08/31/17	16.51	(0.03)	3.89	3.86	—	(0.67)	(0.67)	19.70	24.24	(e)	58,860	1.06	(d)(e)	1.06	(d)(e)	(0.15	)(d)(e)	48
Year ended 08/31/16	16.08	(0.01)	1.26	1.25	—	(0.82)	(0.82)	16.51	7.94	(e)	111,323	1.08	(e)	1.08	(e)	(0.04	)(e)	59
Year ended 08/31/15	17.66	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.08	0.27	(e)	165,265	1.05	(e)	1.05	(e)	(0.28	)(e)	74
Year ended 08/31/14	14.50	(0.04)	3.90	3.86	(0.02)	(0.68)	(0.70)	17.66	27.20	(e)	247,220	1.08	(e)	1.08	(e)	(0.27	)(e)	77
Year ended 08/31/13	12.20	0.02	2.28	2.30	(0.00)	—	(0.00)	14.50	18.90	(e)	226,796	1.06	(e)	1.14	(e)	0.17	(e)	80
Class C
Year ended 08/31/17	15.92	(0.15)	3.71	3.56	—	(0.67)	(0.67)	18.81	23.23		370,960	1.81	(d)	1.81	(d)	(0.90	)(d)	48
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	—	(0.82)	(0.82)	15.92	7.18		367,233	1.83		1.83		(0.79)		59
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	—	(1.61)	(1.61)	15.64	(0.46)		381,264	1.80		1.80		(1.03)		74
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	—	(0.68)	(0.68)	17.34	26.23		417,687	1.83		1.83		(1.02)		77
Year ended 08/31/13	12.16	(0.08)	2.26	2.18	—	—	—	14.34	17.93		271,960	1.81		1.89		(0.58)		80
Class R
Year ended 08/31/17	16.72	(0.07)	3.93	3.86	—	(0.67)	(0.67)	19.91	23.93		34,479	1.31	(d)	1.31	(d)	(0.40	)(d)	48
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	—	(0.82)	(0.82)	16.72	7.70		28,686	1.33		1.33		(0.29)		59
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	—	(1.61)	(1.61)	16.31	0.03		30,716	1.30		1.30		(0.53)		74
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	—	(0.68)	(0.68)	17.93	26.83		31,760	1.33		1.33		(0.52)		77
Year ended 08/31/13	12.43	(0.01)	2.32	2.31	—	—	—	14.74	18.58		19,576	1.31		1.39		(0.08)		80
Class Y
Year ended 08/31/17	17.22	0.02	4.05	4.07	—	(0.67)	(0.67)	20.62	24.47		264,309	0.81	(d)	0.81	(d)	0.10	(d)	48
Year ended 08/31/16	16.69	0.04	1.31	1.35	—	(0.82)	(0.82)	17.22	8.26		147,246	0.83		0.83		0.21		59
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	—	(1.61)	(1.61)	16.69	0.56		152,179	0.80		0.80		(0.03)		74
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48		141,094	0.83		0.83		(0.02)		77
Year ended 08/31/13	12.57	0.06	2.34	2.40	(0.04)	—	(0.04)	14.93	19.13		92,418	0.81		0.89		0.42		80
Class R5
Year ended 08/31/17	17.23	0.03	4.07	4.10	—	(0.67)	(0.67)	20.66	24.63		67,740	0.72	(d)	0.72	(d)	0.19	(d)	48
Year ended 08/31/16	16.68	0.05	1.32	1.37	—	(0.82)	(0.82)	17.23	8.39		53,789	0.71		0.71		0.33		59
Year ended 08/31/15	18.20	0.01	0.08	0.09	—	(1.61)	(1.61)	16.68	0.62		50,052	0.71		0.71		0.06		74
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65		52,164	0.70		0.70		0.11		77
Year ended 08/31/13	12.55	0.06	2.34	2.40	(0.05)	—	(0.05)	14.90	19.22		151,535	0.75		0.75		0.48		80
Class R6
Year ended 08/31/17	17.29	0.05	4.08	4.13	—	(0.67)	(0.67)	20.75	24.72		130,807	0.64	(d)	0.64	(d)	0.27	(d)	48
Year ended 08/31/16	16.72	0.07	1.32	1.39	—	(0.82)	(0.82)	17.29	8.49		120,754	0.63		0.63		0.42		59
Year ended 08/31/15	18.22	0.03	0.08	0.11	—	(1.61)	(1.61)	16.72	0.73		86,444	0.62		0.62		0.15		74
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69		137,509	0.63		0.63		0.18		77
Year ended 08/31/13(f)	13.03	0.07	1.87	1.94	(0.05)	—	(0.05)	14.92	14.98		113,955	0.65	(g)	0.65	(g)	0.58	(g)	80

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund. For the year ended August 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $279,161,573 and sales of $299,305,234 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leisure Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,594,461, $84,796, $365,403, $30,168, $199,081, $58,264 and $119,930 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Franchise Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

21                         Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,131.90	$5.59	$1,019.96	$5.30	1.04%
B	1,000.00	1,132.20	5.59	1,019.96	5.30	1.04
C	1,000.00	1,127.00	9.60	1,016.18	9.10	1.79
R	1,000.00	1,130.60	6.93	1,018.70	6.56	1.29
Y	1,000.00	1,133.00	4.25	1,021.22	4.02	0.79
R5	1,000.00	1,133.90	3.82	1,021.63	3.62	0.71
R6	1,000.00	1,134.50	3.34	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco American Franchise Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the

23                         Invesco American Franchise Fund

Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                         Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$347,653,701
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco American Franchise Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco American Franchise Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco American Franchise Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	144,218,298	19,691,644	13,348,841	109,670,528
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	151,724,106	11,942,504	13,592,205	109,670,496
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	148,040,765	15,399,652	13,818,379	109,670,515

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

26                         Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Franchise Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             Invesco Distributors, Inc.                                                                         VK-AMFR-AR-1         10132017     1505

Annual Report to Shareholders	August 31, 2017

Invesco California Tax-Free Income Fund
Nasdaq:
A: CLFAX ◾ B: CLFBX ◾ C: CLFCX ◾ Y: CLFDX ◾ R6: CLFSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco California Tax-Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco California Tax-Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco California Tax-Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond California 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.41%
Class B Shares	-0.46
Class C Shares	-0.86
Class Y Shares	-0.24
Class R6 Shares*	-0.33
S&P Municipal Bond Index▼ (Broad Market Index)	0.92
S&P Municipal Bond California 5+ Year Investment Grade Index▼ (Style-Specific Index)	0.50
Lipper California Municipal Debt Funds Index∎ (Peer Group Index)	0.20

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

During the reporting period, California’s fiscal situation continued to improve, buoyed by economic growth, a steady unemployment rate and an improving housing market. The state benefits from a large, diverse economy, high wealth levels and a moderate debt burden. The population of California, the nation’s most populous state, grew by an estimated 5.4% between 2010 and 2016.1 California’s economy is the nation’s largest, its per capita income and median household income remain above the national medians, and the unemployment rate of 4.8% in July 2017 was a dramatic improvement from a peak of 12.2% in October 2010.2 Moody’s affirmed California’s general obligation bond rating of Aa3 with a stable outlook, while in August 2017, Fitch and Standard & Poor’s each maintained a rating of AA- with a stable outlook.3

    California’s financial performance has been volatile relative to most states with revenues sensitive to both gross domestic product and stock market performance. This stems from a high percentage of California’s total personal income taxes coming from a relatively small number of high-income citizens, which can make the state’s tax collections vary widely. Passage of temporary tax increases in 2012 improved the state’s financial standing, but it also increased the sensitivity of tax revenues to the economic cycle. Positively, an extension of the temporary tax increase was approved by California voters in November 2016. In 2014, California voters approved a constitutional amendment that created a rainy day fund for the state if specific spending criteria are met, or in the event of a natural disaster. This rainy day fund may provide the state with greater flexibility during periods of economic weakness. California’s constitution establishes a high priority for the repayment of the state’s general obligation bonds; this priority of payments may provide general obligation bondholders some reassurance during periods of weak economic and revenue growth.

    For the reporting period, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 0.92%. Investment grade California municipal bonds, as measured by the S&P Municipal Bond California 5+ Year Investment Grade Index, returned 0.50%. Both non-California and California investment grade municipal bonds managed to produce positive returns despite the sell-off following the presidential election in November 2016. Positive investor sentiment regarding the future of the economy resulted in a risk-on trade that led to a Treasury market sell-off, with municipals following closely behind. During the majority of the fiscal year, the municipal market benefited from a number of favorable technical factors, including a flattening yield curve, strong demand and an overall lower-than expected supply of municipal securities.

    Beginning in August 2016, issuance rose significantly; indeed, October issuance was the largest in municipal history, totaling $53.4 billion.5 A great deal of this issuance was a result of issuers anticipating potential year-end volatility related to the US presidential election and the December US Federal Reserve (the Fed) meeting. In September, the market posted its first negative monthly performance since June 2015.6 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.7

  Portfolio Composition

  By credit sector, based on total investments

Revenue Bonds	70.5%
Pre-refunded Bonds	14.4
General Obligation Bonds	14.3
Other	0.8

  Top Five Debt Holdings

% of total net assets

1.	Southern California Metropolitan Water District; Series 2009 B	2.1%
2.	California State University; Series 2012 A	1.8
3.	San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C	1.3
4.	Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1	1.3
5.	California (State of); Series 2009	1.2

Total Net Assets	$443.0 million

Total Number of Holdings	278

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2017.

4 Invesco California Tax-Free Income Fund

    Following the victory of President Trump, market sentiment shifted to the potential impact that comprehensive tax reform might have on municipal demand, contributing to the Treasury sell-off. As a result, municipals retraced most of 2016’s positive performance. However, in the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and fund flows turned positive once again.

    Over the fiscal year, the Fed raised interest rates by a quarter point three times, initially in December 2016, and then again in March and June of 2017.8 Because the hikes were widely anticipated, the market reaction to these announcements was muted.

    Dominating municipal headlines were the budget impasse in Illinois, Chicago’s unfunded pension liabilities and Puerto Rico’s downward fiscal spiral. While worrisome, these developments were not enough to outweigh the positive impact of US economic performance during the reporting period, and in July, after over two years, Illinois passed a budget which was supportive to municipal performance.

    At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may likely affect the municipal market.

    Over the reporting period, security selection in non-rated issues and tobacco settlement bonds significantly contributed to the Fund’s performance versus the style-specific benchmark. An overweight allocation to short duration bonds (0.00-1.99 years) also benefited Fund performance. The Fund’s overweight exposure to prerefunded bonds and security selection in the dedicated tax and utilities sectors detracted from the Fund’s relative performance. Additionally, security selection in long duration bonds (10.00-19.99 years) was a detractor from the Fund’s performance relative to the style-specific benchmark.

    During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall.

This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco California Tax-Free Income Fund and for sharing our long-term investment horizon.

1	Source: US Census Bureau
2	Source: Bureau of Labor Statistics
3	Sources: Moody’s, Fitch Ratings, Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; www.fitchratings. com and select “Ratings Definitions” on the homepage; and www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
4	Source: Balletopedia
5	Source: The Bond Buyer
6	Source: Standard & Poor’s
7	Source: Barclays
8	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco California Tax-Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco California Tax-Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco California Tax-Free Income Fund

Average Annual Total Returns As of 8/31/17, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	4.28%
10 Years	4.20
5 Years	2.80
1 Year	-4.64

Class B Shares
Inception (7/11/84)	6.28%
10 Years	4.67
5 Years	3.39
1 Year	-5.25

Class C Shares
Inception (7/28/97)	4.00%
10 Years	4.13
5 Years	3.19
1 Year	-1.82

Class Y Shares
Inception (7/28/97)	4.77%
10 Years	4.90
5 Years	3.94
1 Year	-0.24

Class R6 Shares
10 Years	4.66%
5 Years	3.72
1 Year	-0.33

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley California Tax-Free Income Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco California Tax-Free Income Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco California Tax-Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	4.25%
10 Years	4.00
5 Years	2.98
1 Year	-5.89

Class B Shares
Inception (7/11/84)	6.06%
10 Years	4.48
5 Years	3.59
1 Year	-6.43

Class C Shares
Inception (7/28/97)	3.97%
10 Years	3.94
5 Years	3.37
1 Year	-3.21

Class Y Shares
Inception (7/28/97)	4.74%
10 Years	4.72
5 Years	4.14
1 Year	-1.48

Class R6 Shares
10 Years	4.46%
5 Years	3.90
1 Year	-1.69

value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 0.94%, 0.94%, 1.44%, 0.69% and 0.68%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco California Tax-Free Income Fund

Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	California and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not focus its investments in such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-mak-
ing capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of deriv-
atives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco California Tax-Free Income Fund

be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated secu-
rities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond California 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment grade US municipal bonds seeks to measure the performance of California-issued US municipals whose maturities are greater than or equal to five years.
∎	The Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

9                         Invesco California Tax-Free Income Fund

Schedule of Investments

August 31, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.35%
California–106.01%
ABAG Finance Authority For Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$564,820
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB(a)(b)	7.63%	01/01/2020	1,575	1,820,590
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	09/01/2020	1,925	1,861,552
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	2,500	2,838,375
Antelope Valley-East Kern Water Agency;
Series 2016, Ref. Water RB	5.00%	06/01/2036	650	766,344
Series 2016, Ref. Water RB	5.00%	06/01/2037	1,000	1,177,290
Bakersfield (City of); Series 2007 A, Wastewater RB(a)(b)	5.00%	09/15/2017	2,215	2,218,699
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(a)(b)	5.00%	04/01/2018	2,500	2,562,974
Series 2008 F-1, Toll Bridge RB(a)(b)(e)	5.00%	04/01/2018	1,250	1,281,488
Series 2009 F-1, Toll Bridge RB(a)(b)(e)	5.13%	04/01/2019	1,500	1,602,840
Series 2009 F-1, Toll Bridge RB(a)(b)(e)	5.25%	04/01/2019	4,685	5,015,433
Series 2009 F-1, Toll Bridge RB(a)(b)(e)	5.25%	04/01/2019	5,205	5,572,109
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2037	1,720	1,848,931
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	630	663,321
Series 2017 F-1, Toll Bridge RB(e)	5.00%	04/01/2056	3,465	4,016,489
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,260,908
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/2026	1,465	1,207,482
Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/2032	3,045	1,944,324
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS–AGM)(c)	5.50%	08/01/2018	1,090	1,094,251
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, Tobacco Settlement Sub. CAB RB(d)	0.00%	06/01/2055	12,000	420,360
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(d)	0.00%	06/01/2033	1,580	628,445
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Asset-Backed RB	5.70%	06/01/2046	1,030	1,030,051
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	3,830,885
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,963,435
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB	5.00%	10/01/2049	1,000	1,176,190
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/2040	2,000	2,244,820
California (State of) Educational Facilities Authority (Stanford University); Series 2007 T-1, RB(e)	5.00%	03/15/2039	3,190	4,245,252
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(a)(b)(e)	5.25%	10/01/2018	1,800	1,887,930
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB(a)(b)	5.75%	09/01/2019	500	548,585
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB(a)(b)	6.00%	07/01/2019	500	546,930
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,734,300
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,559,987
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,496,887
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,194,220
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB(a)(b)	5.00%	08/15/2019	1,050	1,135,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles);
Series 2010, RB(a)(b)	5.25%	07/01/2020	$2,950	$3,310,814
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,937,058
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB	4.00%	11/01/2044	2,690	2,834,749
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford);
Series 2016 B, RB	5.00%	08/15/2055	1,750	2,009,577
Series 2017, RB	4.00%	11/15/2047	560	590,727
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB(a)(b)	6.50%	10/01/2018	20	21,244
Series 2008, RB(a)(b)	6.50%	10/01/2018	980	1,040,956
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,348,120
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,139,540
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/2040	2,000	2,299,240
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/2026	1,000	1,128,120
California (State of) Municipal Finance Authority (American Heritage Education Foundation);
Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,111,370
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,250,751
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(f)	5.00%	11/01/2046	1,000	1,060,370
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,332,540
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,566,686
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,659,090
California (State of) Municipal Finance Authority (Chevron U.S.A. Inc.); Series 2010 A, VRD Recovery Zone Facility RB(g)	0.65%	11/01/2035	1,500	1,500,000
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,560,145
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB(a)(b)	5.50%	07/01/2020	1,000	1,127,790
Series 2010 A, RB(a)(b)	5.75%	07/01/2020	1,500	1,702,140
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,135,290
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/2033	1,315	1,483,662
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	683,823
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	695,814
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB(a)(b)	6.13%	06/01/2020	1,000	1,143,060
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(f)(h)	5.00%	07/01/2037	3,000	3,232,950
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB(h)	3.00%	11/01/2025	1,500	1,578,885
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,271,620
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,449,790
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB(a)(b)	5.00%	09/01/2023	1,000	1,220,860
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, School Facility RB	6.30%	07/01/2043	840	959,750
Series 2015, School Facility RB(f)	5.00%	07/01/2045	1,265	1,390,324
California (State of) School Finance Authority (Aspire Public Schools);
Series 2015 A, Ref. Charter School RB(f)	5.00%	08/01/2045	1,000	1,103,640
Series 2016, Ref. Charter School RB(f)	5.00%	08/01/2046	750	827,183
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB(f)	5.00%	08/01/2045	1,500	1,623,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, Facilities RB(f)	5.00%	07/01/2045	$500	$554,590
Series 2017 A, RB(f)	5.00%	07/01/2037	590	677,355
Series 2017 A, RB(f)	5.00%	07/01/2047	370	419,114
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	775	906,370
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,617,455
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	902,615
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,170,000
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.40%	11/01/2027	1,785	1,826,430
Series 2014 A, RB	5.13%	11/01/2023	715	783,476
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,842,718
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS–AGM)(c)	5.25%	10/01/2043	600	679,014
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	850,448
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,405,060
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(f)	5.00%	06/01/2046	1,000	1,043,860
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,650,195
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(a)(b)	6.75%	08/01/2019	445	494,938
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(f)	6.25%	11/15/2019	1,275	1,339,897
Series 2009, Senior Living RB(f)	7.25%	11/15/2041	500	550,855
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,093,120
California (State of) Statewide Communities Development Authority (University of California — Irvine East Campus Apartments);
Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,232,660
Series 2017, Student Housing RB	5.00%	05/15/2047	1,500	1,741,320
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/2046	8,000	1,139,120
California (State of);
Series 2004 A-9, Ref. VRD Unlimited Tax GO Bonds (LOC–State Street Bank & Trust Co.)(g)(i)	0.73%	05/01/2034	2,285	2,285,000
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,385,950
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,937,512
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	1,250	1,347,875
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,382,020
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,816,691
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,853,825
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,170,410
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,164,480
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,632,547
Series 2017, Various Purpose Unlimited Tax GO Bonds	4.00%	11/01/2047	1,000	1,068,760
Series 2017, Various Purpose Unlimited Tax GO Bonds(e)	5.00%	11/01/2047	3,400	4,032,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group);
Series 2015, Ref. RB	5.00%	11/01/2035	$1,000	$1,168,780
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,942,026
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,299,800
California Infrastructure & Economic Development Bank (The Walt Disney Family Museum);
Series 2016, Ref. RB	5.00%	02/01/2030	200	238,668
Series 2016, Ref. RB	5.00%	02/01/2031	550	651,937
California Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,113,760
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,096,590
California State University;
Series 2009 A, Systemwide RB(a)(b)	5.25%	05/01/2019	1,000	1,073,870
Series 2012 A, Systemwide RB(e)	5.00%	11/01/2037	6,750	7,845,863
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB(a)(b)	5.00%	11/01/2017	725	730,242
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/2029	735	523,937
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(a)(b)	5.00%	06/01/2020	2,000	2,228,000
Eastern Municipal Water District;
Series 2016 A, Ref. Sub. Water and Wastewater RB	5.00%	07/01/2045	1,775	2,087,773
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2033	1,005	1,209,186
Eden (Township of) Healthcare District; Series 2010, COP(a)(b)	6.13%	06/01/2020	1,000	1,142,470
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds(a)(b)	5.50%	06/01/2019	1,000	1,081,140
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/2033	4,430	2,586,278
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(c)	5.00%	09/01/2032	445	514,180
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(c)	5.00%	09/01/2033	385	442,989
Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(c)	5.00%	09/01/2034	500	573,245
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,886,058
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS–AMBAC)(c)	5.38%	09/01/2025	1,500	1,505,460
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/2021	1,480	1,483,404
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS–AGM)(c)(d)	0.00%	01/15/2035	2,745	1,415,240
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	919,247
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	1,004,342
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,236,105
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,217,334
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/2029	615	465,506
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/2031	2,235	1,586,023
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/2029	4,735	3,375,297
Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/2031	1,415	914,670
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/2024	2,425	2,433,415
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,375	3,371,962
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	4,740	4,720,945
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,326,580
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	802,398
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,338,900
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	1,000	1,196,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS–AGM)(c)	5.00%	06/01/2036	$1,270	$1,497,317
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS–AMBAC)(c)	5.25%	05/01/2023	1,000	1,103,790
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,560	1,556,396
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/2036	5,000	1,335,750
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/2047	10,000	1,201,500
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ;
Series 2014, Special Tax RB	5.00%	09/01/2044	445	489,700
Series 2014, Special Tax RB	5.00%	09/01/2049	445	488,815
Irvine Ranch Water District; Series 2016, Special Assessment RB(e)	5.25%	02/01/2046	4,305	5,226,744
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	571,521
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, Special Tax RB	5.00%	09/01/2047	500	573,185
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS–BAM)(c)	5.00%	09/01/2038	3,500	4,009,985
Kern (County of) (Capital Improvments); Series 2009 A, COP(a)(b)	5.75%	02/01/2019	1,000	1,070,460
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, Water Revenue COP(a)(b)	5.00%	05/01/2018	1,700	1,748,637
Lodi (City of);
Series 2007 A, Wastewater System Revenue COP(a)(b)	5.00%	10/01/2017	740	742,679
Series 2007 A, Wastewater System Revenue COP (INS–AGM)(c)	5.00%	10/01/2037	260	260,863
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,302,200
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,379,806
Long Beach (City of) Financing Authority; Series 1992, RB (INS–AMBAC)(c)	6.00%	11/01/2017	3,380	3,403,491
Long Beach (City of);
Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,723,375
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,776,145
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista–Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	679,908
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,751,625
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,100,650
Series 2013, RB(h)	5.00%	05/15/2043	3,000	3,333,960
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,168,850
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB(e)	5.00%	07/01/2022	1,800	2,077,074
Series 2011 A, Water System RB	5.25%	07/01/2039	1,500	1,707,405
Series 2016 A, Ref. Water System RB	5.00%	07/01/2041	2,000	2,354,200
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,072,120
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB(h)	5.00%	08/01/2036	1,000	1,143,530
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(a)(b)(e)	5.00%	08/01/2018	2,000	2,079,120
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS–AMBAC)(c)(d)	0.00%	08/01/2024	1,265	1,088,710
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds (INS–AGC)(c)	5.00%	01/01/2034	3,000	3,221,700
Marin (County of) Water District Financing Authority; Series 2017, Sub. RB	5.00%	07/01/2047	2,225	2,649,463
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/2035	940	499,525
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	10/01/2020	915	918,129
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds(a)(b)	5.25%	08/01/2019	1,000	1,084,560
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS–AGC)(c)(d)	0.00%	08/01/2031	840	533,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(f)	6.50%	03/01/2028	$1,000	$1,020,830
Napa Valley Unified School District; Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	2,000	2,378,020
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	1,500	1,818,870
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(c)	5.63%	10/01/2034	1,000	1,085,200
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,466,575
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,253,484
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	141,490
Series 2015 A, Special Tax RB	5.25%	08/15/2045	615	696,002
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, Special Tax RB	5.00%	08/15/2046	2,000	2,248,540
Palomar Pomerado Health; Series 2009, COP(a)(b)	6.75%	11/01/2019	2,000	2,254,140
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(a)(b)	5.50%	08/01/2018	1,000	1,043,450
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,076,172
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS–NATL)(c)	6.00%	04/01/2019	445	465,746
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,113,330
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS–NATL)(c)	5.00%	09/01/2023	1,400	1,404,648
Regents of the University of California;
Series 2009 O, General RB(a)(b)(e)	5.75%	05/15/2019	705	764,312
Series 2009 O, General RB(a)(b)(e)	5.75%	05/15/2019	1,050	1,138,337
Series 2016 L, Ref. Medical Center Pooled RB(e)	5.00%	05/15/2041	3,420	3,986,078
Riverside (City of);
Series 2008 B, Water RB (INS–AGM)(c)	5.00%	10/01/2033	1,000	1,044,290
Series 2008 D, Electric RB (INS–AGM)(c)	5.00%	10/01/2038	1,800	1,872,738
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,095,350
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor);
Series 2017 A, Ref. Tax Allocation RB (INS–BAM)(c)	5.00%	10/01/2034	1,000	1,192,080
Series 2017 A, Ref. Tax Allocation RB (INS–BAM)(c)	4.00%	10/01/2040	500	534,675
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/2032	1,500	1,654,935
RNR School Financing Authority (Community Facilities District No. 92-1); Series 2017 A, Special Tax RB (INS–BAM)(c)	5.00%	09/01/2041	1,610	1,860,951
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,120,170
Sacramento (County of);
Series 2008 A, Sr. Airport System RB(a)(b)	5.00%	07/01/2018	1,015	1,051,195
Series 2008 A, Sr. Airport System RB (INS–AGM)(c)	5.00%	07/01/2032	1,000	1,031,440
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,404,424
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,340,800
San Diego (City of) Public Facilities Financing Authority (Ballpark Refunding); Series 2016, Ref. Lease RB	5.00%	10/15/2031	1,525	1,825,928
San Diego (City of) Public Facilities Financing Authority;
Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,859,893
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,787,460
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,575,580
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,772,850
San Diego (County of) Regional Airport Authority;
Series 2017 B, Sub. Airport RB(h)	5.00%	07/01/2037	1,000	1,170,110
Series 2017 B, Sub. Airport RB(h)	5.00%	07/01/2047	1,500	1,735,785
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB(e)	5.00%	04/01/2048	2,980	3,462,969
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(a)(b)(e)	5.25%	08/01/2019	1,500	1,626,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(a)(b)	5.00%	08/01/2021	$2,500	$2,888,875
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds(j)	6.63%	07/01/2041	1,250	1,021,000
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,084,290
Series 2011 C, Ref. Second Series RB(h)	5.00%	05/01/2023	5,000	5,662,850
Series 2011 G, Ref. Second Series Government Loan Program RB(a)(b)	5.25%	05/03/2021	1,450	1,676,722
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	631,015
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,586,880
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB(a)(b)	6.75%	02/01/2021	1,000	1,196,750
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB(a)(b)	7.00%	02/01/2021	500	602,385
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment);
Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,196,454
Series 2016 B, Tax Allocation RB (INS–NATL)(c)	5.00%	08/01/2043	2,100	2,422,854
Series 2016 C, Ref. Tax Allocation RB (INS–NATL)(c)	5.00%	08/01/2041	590	681,208
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	550,550
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds(e)	5.00%	08/01/2047	3,425	4,116,165
San Francisco (City of) Bay Area Rapid Transit District;
Series 2012 A, RB	5.00%	07/01/2036	1,000	1,158,540
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,798,260
San Joaquin Hills Transportation Corridor Agency;
Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,922,912
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,199,960
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	09/01/2031	3,110	2,041,342
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(c)	5.00%	08/01/2030	1,500	1,679,565
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds(j)	6.63%	08/01/2042	510	445,908
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB(a)(b)	5.25%	05/15/2018	3,000	3,096,900
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,133,960
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,122,350
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	904,035
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	781,023
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	508,770
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/2036	4,000	1,399,520
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/2028	3,480	2,590,895
Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/2030	2,765	1,887,168
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	985,690
Southern California Metropolitan Water District; Series 2009 B, Ref. RB(e)	5.00%	07/01/2027	8,585	9,237,374
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB(e)	5.25%	07/01/2031	2,100	2,421,531
Series 2011-1, RB(e)	5.25%	07/01/2029	2,100	2,426,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	$860	$859,914
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,839,770
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS–NATL)(c)	5.13%	08/01/2027	2,150	2,180,358
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB(a)(b)	5.00%	04/01/2021	1,000	1,144,250
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS–BAM)(c)	5.00%	09/01/2038	3,000	3,421,650
Val Verde Unified School District; Series 2009 A, Ref. COP (INS–AGC)(c)	5.13%	03/01/2036	1,475	1,553,426
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,234,060
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(d)	0.00%	08/01/2025	2,500	2,108,725
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(c)	5.63%	09/01/2039	1,000	1,078,300
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,660,755
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(d)	0.00%	08/01/2024	4,685	4,112,960
				469,598,204

Guam–1.90%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(a)(b)	5.38%	12/01/2019	1,000	1,099,400
Series 2009 A, Limited Obligation RB(a)(b)	5.63%	12/01/2019	660	729,267
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2034	1,000	1,126,020
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	1,750	1,926,733
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(h)	6.25%	10/01/2034	1,000	1,132,730
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	836,114
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,572,840
				8,423,104

Virgin Islands–1.44%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(h)	5.00%	09/01/2029	1,645	1,750,247
Series 2014 A, Ref. RB(h)	5.00%	09/01/2033	1,500	1,577,235
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	1,310	1,023,595
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,200	941,232
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(f)	5.00%	09/01/2033	1,000	1,105,350
				6,397,659
TOTAL INVESTMENTS IN SECURITIES(k)–109.35% (Cost $448,759,319)				484,418,967
FLOATING RATE NOTE OBLIGATIONS–(10.25)%
Notes with interest and fee rates ranging from 1.31% to 1.36% at 08/31/2017 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1J)(l)				(45,420,000)
OTHER ASSETS LESS LIABILITIES–0.90%				3,971,748
NET ASSETS–100.00%				$442,970,715

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible

COP	– Certificates of Participation
GO	– General Obligation
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.

RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $15,949,408, which represented 3.60% of the Fund’s Net Assets.
(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2017.
(h)	Security subject to the alternative minimum tax.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.3%

(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2017. At August 31, 2017, the Fund’s investments with a value of $74,063,513 are held by TOB Trusts and serve as collateral for the $45,420,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco California Tax-Free Income Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $448,759,319)	$484,418,967
Receivable for:
Investments sold	5,013,863
Fund shares sold	1,646,448
Interest	5,646,246
Investment for trustee deferred compensation and retirement plans	63,295
Other assets	52,091
Total assets	496,840,910

Liabilities:
Floating rate note obligations	45,420,000
Payable for:
Investments purchased	6,817,663
Dividends	533,578
Fund shares reacquired	447,028
Amount due custodian	267,011
Accrued fees to affiliates	186,979
Accrued trustees’ and officers’ fees and benefits	3,865
Accrued other operating expenses	71,433
Trustee deferred compensation and retirement plans	122,638
Total liabilities	53,870,195
Net assets applicable to shares outstanding	$442,970,715

Net assets consist of:
Shares of beneficial interest	$426,755,643
Undistributed net investment income	1,095,593
Undistributed net realized gain (loss)	(20,540,169)
Net unrealized appreciation	35,659,648
$442,970,715

Net Assets:
Class A	$338,903,593
Class B	$6,347,840
Class C	$52,424,198
Class Y	$45,284,912
Class R6	$10,172

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	27,964,672
Class B	518,904
Class C	4,299,045
Class Y	3,722,570
Class R6	836
Class A:
Net asset value per share	$12.12
Maximum offering price per share
(Net asset value of $12.12 ÷ 95.75%)	$12.66
Class B:
Net asset value and offering price per share	$12.23
Class C:
Net asset value and offering price per share	$12.19
Class Y:
Net asset value and offering price per share	$12.16
Class R6:
Net asset value and offering price per share	$12.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco California Tax-Free Income Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Interest	$20,654,116
Other income	32,080
Total investment income	20,686,196

Expenses:
Advisory fees	2,059,680
Administrative services fees	117,848
Distribution fees:
Class A	824,012
Class B	23,489
Class C	393,835
Interest, facilities and maintenance fees	630,412
Transfer agent fees — A, B, C & Y	288,746
Transfer agent fees — R6	4
Trustees’ and officers’ fees and benefits	26,933
Registration and filing fees	65,255
Reports to shareholders	59,978
Professional services fees	72,143
Other	50,814
Total expenses	4,613,149
Less: Expense offset arrangement(s)	(505)
Net expenses	4,612,644
Net investment income	16,073,552

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(1,881,826)
Change in net unrealized appreciation (depreciation) of investment securities	(17,490,240)
Net realized and unrealized gain (loss)	(19,372,066)
Net increase (decrease) in net assets resulting from operations	$(3,298,514)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco California Tax-Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$16,073,552	$15,194,150
Net realized gain (loss)	(1,881,826)	219,635
Change in net unrealized appreciation (depreciation)	(17,490,240)	17,473,921
Net increase (decrease) in net assets resulting from operations	(3,298,514)	32,887,706

Distributions to shareholders from net investment income:
Class A	(12,411,601)	(12,088,642)
Class B	(348,286)	(527,646)
Class C	(1,688,648)	(1,242,629)
Class Y	(1,609,659)	(1,115,568)
Class R6	(171)	—
Total distributions from net investment income	(16,058,365)	(14,974,485)

Share transactions–net:
Class A	222,451	38,109,178
Class B	(5,768,586)	(3,093,170)
Class C	(2,219,476)	27,128,597
Class Y	7,794,247	14,173,625
Class R6	10,000	—
Net increase in net assets resulting from share transactions	38,636	76,318,230
Net increase (decrease) in net assets	(19,318,243)	94,231,451

Net assets:
Beginning of year	462,288,958	368,057,507
End of year (includes undistributed net investment income of $1,095,593 and $1,374,790, respectively)	$442,970,715	$462,288,958

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco California Tax-Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)(the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data.

21                         Invesco California Tax-Free Income Fund

Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

22                         Invesco California Tax-Free Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s Floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

23                         Invesco California Tax-Free Income Fund

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Next $250 million	0.445%
Next $250 million	0.42%
Next $250 million	0.395%
Over $1.25 billion	0.37%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R6 shares to 1.50%, 2.00%, 2.00%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares; and (3) Class C — up to 0.75% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $43,982 in front-end sales commissions from the sale of Class A shares and $42,332 and $4,978 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

24                         Invesco California Tax-Free Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $505.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities purchases of $46,426,012 and securities sales of $49,530,928, which did not result in any realized gains (losses).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2017 were $41,015,769 and 1.37%, respectively.

25                         Invesco California Tax-Free Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$16,058,365	$14,974,485

Tax Components of Net Assets at Period-End:

2017
Undistributed tax-exempt income	$523,751
Net unrealized appreciation — investments	36,217,013
Temporary book/tax differences	(118,253)
Capital loss carryforward	(20,407,439)
Shares of beneficial interest	426,755,643
Total net assets	$442,970,715

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs, accretion of bond discount differences and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2018	$6,678,872	$—	$6,678,872
August 31, 2019	1,906,728	—	1,906,728
Not subject to expiration	5,453,993	6,367,846	11,821,839
	$14,039,593	$6,367,846	$20,407,439

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $94,942,150 and $86,676,091, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$39,708,894
Aggregate unrealized (depreciation) of investments	(3,491,881)
Net unrealized appreciation of investments	$36,217,013

Cost of investments for tax purposes is $448,201,954.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2017, undistributed net investment income was decreased by $294,384, undistributed net realized gain (loss) was increased by $9,460,904 and shares of beneficial interest was decreased by $9,166,520. This reclassification had no effect on the net assets of the Fund.

26                         Invesco California Tax-Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	4,359,014	$52,644,916	5,657,336	$70,012,558
Class B	480	5,784	2,917	36,479
Class C	1,537,870	18,738,611	2,721,783	34,105,068
Class Y	2,756,250	33,163,059	1,522,465	19,073,009
Class R6(b)	836	10,000	—	—

Issued as reinvestment of dividends:
Class A	651,664	7,839,857	577,072	7,152,874
Class B	14,586	177,106	20,332	254,037
Class C	95,400	1,155,290	65,425	818,321
Class Y	68,844	830,380	40,279	502,225

Automatic conversion of Class B shares to Class A shares:
Class A	371,094	4,451,315	156,325	1,943,962
Class B	(367,571)	(4,451,315)	(154,843)	(1,943,962)

Reacquired:
Class A	(5,399,055)	(64,713,637)	(3,303,947)	(41,000,216)
Class B	(123,940)	(1,500,161)	(114,862)	(1,439,724)
Class C	(1,829,326)	(22,113,377)	(621,459)	(7,794,792)
Class Y	(2,185,868)	(26,199,192)	(432,587)	(5,401,609)
Net increase (decrease) in share activity	(49,722)	$38,636	6,136,236	$76,318,230

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

27                         Invesco California Tax-Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$12.63	$0.45	$(0.51)	$(0.06)	$(0.45)	$12.12	(0.41)%		$338,904	1.02	%(d)	1.02	%(d)	0.88	%(d)	3.70	%(d)	18%
Year ended 08/31/16	12.09	0.46	0.54	1.00	(0.46)	12.63	8.37		353,372	0.94		0.94		0.87		3.71		7
Year ended 08/31/15	12.15	0.48	(0.06)	0.42	(0.48)	12.09	3.48		300,873	0.91		0.91		0.86		3.94		12
Year ended 08/31/14	11.20	0.49	0.95	1.44	(0.49)	12.15	13.14		296,200	0.93		0.93		0.87		4.25		12
Year ended 08/31/13	12.28	0.49	(1.08)	(0.59)	(0.49)	11.20	(5.06)		165,142	0.89		0.89		0.84		4.02		12
Class B
Year ended 08/31/17	12.75	0.45	(0.52)	(0.07)	(0.45)	12.23	(0.46	)(e)	6,348	1.02	(d)(e)	1.02	(d)(e)	0.88	(d)(e)	3.70	(d)(e)	18
Year ended 08/31/16	12.20	0.46	0.55	1.01	(0.46)	12.75	8.41	(e)	12,689	0.94	(e)	0.94	(e)	0.87	(e)	3.71	(e)	7
Year ended 08/31/15	12.26	0.49	(0.06)	0.43	(0.49)	12.20	3.51	(e)	15,150	0.88	(e)	0.88	(e)	0.83	(e)	3.97	(e)	12
Year ended 08/31/14	11.28	0.50	0.98	1.48	(0.50)	12.26	13.35	(e)	16,419	0.93	(e)	0.93	(e)	0.87	(e)	4.25	(e)	12
Year ended 08/31/13	12.37	0.49	(1.09)	(0.60)	(0.49)	11.28	(5.11	)(e)	155,900	0.93	(e)	0.93	(e)	0.88	(e)	3.98	(e)	12
Class C
Year ended 08/31/17	12.71	0.39	(0.52)	(0.13)	(0.39)	12.19	(0.94)		52,424	1.52	(d)	1.52	(d)	1.38	(d)	3.20	(d)	18
Year ended 08/31/16	12.16	0.40	0.54	0.94	(0.39)	12.71	7.88		57,137	1.44		1.44		1.37		3.21		7
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87		28,335	1.41		1.41		1.36		3.44		12
Year ended 08/31/14	11.27	0.44	0.96	1.40	(0.44)	12.23	12.62	(f)	20,485	1.43	(f)	1.43	(f)	1.37	(f)	3.75	(f)	12
Year ended 08/31/13	12.36	0.43	(1.09)	(0.66)	(0.43)	11.27	(5.57)		21,558	1.40		1.40		1.35		3.51		12
Class Y
Year ended 08/31/17	12.68	0.48	(0.52)	(0.04)	(0.48)	12.16	(0.24)		45,285	0.77	(d)	0.77	(d)	0.63	(d)	3.95	(d)	18
Year ended 08/31/16	12.13	0.49	0.55	1.04	(0.49)	12.68	8.70		39,091	0.69		0.69		0.62		3.96		7
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65		23,698	0.66		0.66		0.61		4.19		12
Year ended 08/31/14	11.24	0.52	0.96	1.48	(0.52)	12.20	13.48		22,380	0.69		0.69		0.63		4.49		12
Year ended 08/31/13	12.33	0.52	(1.09)	(0.57)	(0.52)	11.24	(4.88)		20,569	0.65		0.65		0.60		4.26		12
Class R6
Year ended 08/31/17(g)	11.97	0.19	0.21	0.40	(0.20)	12.17	3.40		10	0.81	(d)(h)	0.81	(d)(h)	0.67	(d)(h)	3.91	(d)(h)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $335,314, $9,511, $52,511, $40,889 and $10 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.22%, 0.24% and 0.27% for the years ended August 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.74%.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.

28                         Invesco California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco California Tax-Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco California Tax-Free Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

29                         Invesco California Tax-Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,038.60	$5.24	$1,020.06	$5.19	1.02%
B	1,000.00	1,037.50	5.19	1,020.11	5.14	1.01
C	1,000.00	1,036.10	7.80	1,017.54	7.73	1.52
Y	1,000.00	1,038.90	3.96	1,021.32	3.92	0.77
R6	1,000.00	1,034.00	3.39	1,021.12	4.13	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017 (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 150 (as of close of business April 4, 2017 through August 31, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

30                         Invesco California Tax-Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco California Tax-Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper California Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual

31                         Invesco California Tax-Free Income Fund

management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one such closed-end fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco California Tax-Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco California Tax-Free Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco California Tax-Free Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco California Tax-Free Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	11,177,764	1,184,377	1,197,604	5,439,266
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	11,875,296	664,549	1,019,900	5,439,266
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	11,608,913	989,921	960,910	5,439,267

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

34                         Invesco California Tax-Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco California Tax-Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco California Tax-Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.

The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                     Invesco Distributors, Inc.                                                  MS-CTFI-AR-1                 10132017     0918

Annual Report to Shareholders	August 31, 2017

Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ∎ B: CPBBX ∎ C: CPCFX ∎ R: CPBRX ∎ Y: CPBYX ∎ R5: CPIIX ∎ R6: CPBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Core Plus Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Core Plus Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Aggregate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.88%
Class B Shares	2.02
Class C Shares	2.02
Class R Shares	2.53
Class Y Shares	3.04
Class R5 Shares	3.08
Class R6 Shares	3.12
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	0.49
Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	2.27
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Positive economic growth in the US continued at a slightly higher pace than the prior fiscal year. The US economy continued to add jobs, keeping the unemployment rate near 4.5% while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 0.25% to 0.50% at the start of the reporting period to a range of 1.00% to 1.25% at the close of the reporting period. This was accomplished with three 0.25% rate hikes in December 2016, and in March and June 2017.2 The three quarter-point increases marked just the second, third and fourth rate hikes over the last decade.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of slower global growth, suboptimal inflation, and the lingering impact of Brexit – the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could limit future Fed rate hikes in the near-term. Bank of Japan and the European Central Bank maintained their negative interest rates in an attempt to stimulate growth by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets like US and emerging market (EM) debt.

The US 10-year Treasury yield continued to inch upward at the start of the reporting period3 and spiked following the US presidential election, forcing bond returns into negative territory. As normalcy returned to the markets, longer-term yields fell steadily throughout the rest of the reporting period as inflation and long-term growth forecasts tempered expectations. The 10-year US Treasury yield ended the reporting period at 2.12%, 54 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 0.49% for the reporting period. Muted performance was largely attributable to the volatility in US Treasury yields over the reporting period. Government-related, corporate and securitized sectors posted positive returns for the fiscal year while Treasury returns were negative. Out-of-index exposure, such as high yield and EM debt, provided strong gains despite concerns over global growth, volatile commodity prices and a series of Fed interest rate hikes. Helping to support returns in high yield and EM debt were very accommodative central bank policies and signs of recovery in various EM economies.

    The Fund, at NAV, generated positive returns for the reporting period and outperformed its broad market/style-specific benchmark. Overweight exposure to investment grade credit, particularly focused within the energy sector, was one of the most notable contributors to the Fund’s relative performance during the reporting period. Overweight exposure to and security selection in commercial mortgage-backed securities, particularly non-agency securities, also added to Fund performance relative to the Fund’s broad market/style-specific index. The Fund’s out-of-index exposure to high yield and EM debt during the reporting period also contributed to the Fund’s relative performance. Security selection in the basic industry sector was the most notable detractor from relative Fund performance. Out-of-index exposure to US Treasury inflation protected securities (TIPS) also detracted from the Fund’s relative performance during the reporting period, given persistently low inflation and TIPS’ underperformance relative to nominal Treasury bonds. The Fund’s allocation to cash holdings was a drag on relative performance as we took gains, sold riskier holdings and awaited better opportunities to deploy cash toward the end of the reporting period.

    The Fund benefited from incremental income earned from transactions in the

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	49.5%
Asset-Backed Securities	14.0
U.S. Government Sponsored Agency Mortgage-Backed Securities	14.4
U.S. Treasury Securities	13.7
Securities each less than 1% portfolio	0.9
Money Market Funds Plus Other Assets Less Liabilities	7.5

Top Five Debt Issuers

% of total net assets

1. U.S. Treasury	13.7%
2. Federal National Mortgage Association	6.0
3. Federal Home Loan Mortgage Corp.	5.2
4. Government National Mortgage Association	2.9
5. AerCap Global Aviation Trust	1.4

Total Net Assets	$3.4 billion

Total Number of Holdings*	880

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of August 31, 2017.

4	Invesco Core Plus Bond Fund

highly liquid to-be-announced (TBA) market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

The Fund also may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-spe-cific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the benchmark, on average, and the timing of changes and the degree of variance from the Fund’s benchmark during the reporting period provided a small boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: US Treasury Department

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a
BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman Portfolio Manager, is manager of Invesco Core Plus Bond Fund. Mr. Rahman is the Head of Emerging Markets for
Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Core Plus Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es) since Inception

Fund and index data from 6/3/09

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.65%
5 Years	2.74
1 Year	-1.49

Class B Shares
Inception (6/3/09)	4.42%
5 Years	2.49
1 Year	-2.97

Class C Shares
Inception (6/3/09)	4.41%
5 Years	2.87
1 Year	1.02

Class R Shares
Inception (6/3/09)	4.93%
5 Years	3.37
1 Year	2.53

Class Y Shares
Inception (6/3/09)	5.46%
5 Years	3.90
1 Year	3.04

Class R5 Shares
Inception (6/3/09)	5.46%
5 Years	3.91
1 Year	3.08

Class R6 Shares
Inception	5.39%
5 Years	3.96
1 Year	3.12

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	4.57%
5 Years	2.91
1 Year	-1.60

Class B Shares
Inception (6/3/09)	4.34%
5 Years	2.66
1 Year	-3.05

Class C Shares
Inception (6/3/09)	4.34%
5 Years	3.01
1 Year	1.04

Class R Shares
Inception (6/3/09)	4.86%
5 Years	3.53
1 Year	2.54

Class Y Shares
Inception (6/3/09)	5.39%
5 Years	4.04
1 Year	2.96

Class R5 Shares
Inception (6/3/09)	5.39%
5 Years	4.05
1 Year	3.09

Class R6 Shares
Inception	5.32%
5 Years	4.11
1 Year	3.14

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was

0.75%, 1.50% 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.95%, 1.70%, 1.70%, 1.20%, 0.70%, 0.63% and 0.53%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7	Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.

∎ Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎ Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎ Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎ Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

∎ Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎ Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎ Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎ Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Core Plus Bond Fund

lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎ Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎ Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎ High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lowerrated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎ Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎ Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎ Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎ Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎ Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎ TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time

9	Invesco Core Plus Bond Fund

or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

∎ US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎ When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

∎ Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎ The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

∎ The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.

∎ The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎ The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2017

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–49.49%
Aerospace & Defense–0.03%
Bombardier Inc. (Canada), Sr. Unsec. Notes,
6.00%, 10/15/2022(b)	$80,000	$81,600
7.50%, 03/15/2025(b)	155,000	164,882
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	141,000	148,226
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	101,365
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	55,000	57,406
6.50%, 05/15/2025	426,000	439,845
		993,324

Agricultural & Farm Machinery–0.01%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	316,000	326,665

Air Freight & Logistics–0.00%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	90,000	94,950

Airlines–2.74%
American Airlines Pass Through Trust,
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	8,148,423	8,372,252
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	7,614,000	7,545,440
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	5,479,000	5,744,137
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	5,830,000	6,101,550
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	6,849,000	7,090,242
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	9,181,000	9,272,709
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 04/15/2031	11,432,000	11,568,938
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
2.88%, 03/13/2020	4,744,000	4,816,863
3.63%, 03/15/2022	7,899,000	8,146,314
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	5,962,211	6,051,645

	Principal Amount	Value
Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	$2,513,910	$2,621,022
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	11,960,038	12,901,891
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	7,169	7,736
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	1,665,000	1,705,742
		91,946,481

Alternative Carriers–0.01%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/2026	97,000	99,546
5.38%, 05/01/2025	287,000	296,328
		395,874

Aluminum–0.01%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	200,000	220,961
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	154,000	162,470
		383,431

Apparel Retail–0.22%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	144,000	156,481
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	308,000	280,280
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	6,438,000	6,832,327
6.75%, 07/01/2036	22,000	21,038
6.88%, 11/01/2035	88,000	84,480
		7,374,606

Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	682,000	711,838
4.88%, 05/15/2026(b)	297,000	309,251
		1,021,089

Asset Management & Custody Banks–1.07%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000	3,062,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	$5,598,000	$5,754,464
Bank of New York Mellon Corp. (The), Sr. Unsec. Sub. Medium-Term Notes, 3.30%, 08/23/2029	11,257,000	11,307,167
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	7,940,630
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	785,000	812,965
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,747,000	6,658,034
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	429,000	475,117
		36,010,923

Auto Parts & Equipment–0.01%
Dana Inc., Sr. Unsec. Notes,
5.38%, 09/15/2021	53,000	54,590
5.50%, 12/15/2024	164,000	171,380
		225,970

Automobile Manufacturers–0.35%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes,
2.68%, 01/09/2020	5,468,000	5,514,587
3.10%, 05/04/2023	1,753,000	1,744,477
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,304,000	4,389,977
		11,649,041

Automotive Retail–0.01%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	85,000	86,913
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	222,000	238,927
		325,840

Biotechnology–0.22%
Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 2.88%, 09/23/2023	7,500,000	7,476,184

Brewers–0.64%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.65%, 02/01/2026	7,519,000	7,846,945
4.90%, 02/01/2046	5,000,000	5,730,485
Heineken NV (Netherlands), Sr. Unsec. Notes, 4.35%, 03/29/2047(b)	7,345,000	7,837,736
		21,415,166

	Principal Amount	Value
Broadcasting–0.09%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes,
4.75%, 08/01/2025	$44,000	$44,275
5.00%, 04/01/2024	155,000	160,231
CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	1,420,000	1,453,578
Clear Channel Worldwide Holdings, Inc., Series B,
Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	309,000	319,429
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	242,000
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	252,000	201,600
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	249,000	268,297
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	115,920
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	128,228
		2,933,558

Building Products–0.27%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	100,000	107,219
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	252,000	287,595
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	146,000	150,563
Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	6,158,000	6,004,426
St. Marys Cement Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 01/28/2027(b)	200,000	211,500
Standard Industries Inc., Sr. Unsec. Notes,
5.00%, 02/15/2027(b)	179,000	184,146
6.00%, 10/15/2025(b)	2,021,000	2,177,627
		9,123,076

Cable & Satellite–1.00%
Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	219,000
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	211,500
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	240,000	255,300
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	200,000	211,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	$245,000	$256,637
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	535,000	567,100
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes,
4.46%, 07/23/2022	2,000,000	2,111,304
4.91%, 07/23/2025	2,187,000	2,341,801
6.83%, 10/23/2055	6,341,000	7,441,332
Sr. Sec. Gtd. First Lien Notes, 5.38%, 05/01/2047(b)	4,585,000	4,696,505
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	2,095,000	1,907,241
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	5,845,000	5,810,187
CSC Holdings LLC,
Sr. Unsec. Global Notes, 6.75%, 11/15/2021	396,000	437,580
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	500,000	580,625
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	1,992,000	2,151,360
7.88%, 09/01/2019	387,000	425,700
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	115,000	96,744
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	303,000	289,365
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
3.88%, 08/01/2022(b)	1,736,000	1,770,720
5.38%, 04/15/2025(b)	165,000	174,694
5.38%, 07/15/2026(b)	162,000	170,100
6.00%, 07/15/2024(b)	159,000	172,118
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	211,250
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	200,000	207,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	211,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	211,500

	Principal Amount	Value
Cable & Satellite–(continued)
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	$250,000	$266,562
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	258,750
		33,664,975

Casinos & Gaming–0.08%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.38%, 04/01/2026	163,000	177,874
6.88%, 05/15/2023	173,000	186,624
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	199,435
Melco Resorts Finance Ltd. (Hong Kong), Sr. Unsec. Notes, 4.88%, 06/06/2025(b)	200,000	201,500
MGM Resorts International, Sr. Unsec. Gtd. Notes,
4.63%, 09/01/2026	784,000	797,720
6.00%, 03/15/2023	85,000	94,137
7.75%, 03/15/2022	110,000	129,044
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	345,000	355,781
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	297,000	331,155
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes,
5.25%, 05/15/2027(b)	86,000	87,075
5.50%, 03/01/2025(b)	186,000	195,067
		2,755,412

Coal & Consumable Fuels–0.00%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	161,000	164,623

Commercial Printing–0.01%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	188,000	196,460

Commodity Chemicals–0.01%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	169,335
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	243,000	258,795
		428,130

Communications Equipment–0.03%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	476,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Communications Equipment–(continued)
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	$191,000	$201,027
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	283,549
		960,681

Construction & Engineering–0.19%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	3,429,000	3,501,866
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	2,916,000	2,891,738
		6,393,604

Construction Machinery & Heavy Trucks–0.02%
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	259,000	273,892
6.75%, 06/15/2021	94,000	97,760
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	250,000	262,500
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	158,000	166,295
		800,447

Consumer Finance–1.23%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.13%, 03/30/2020	4,449,000	4,588,031
5.13%, 09/30/2024	469,000	506,520
Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/2020	145,000	163,850
Capital One Financial Corp., Sr. Unsec. Global Notes,
3.05%, 03/09/2022	5,345,000	5,422,585
3.75%, 03/09/2027	14,465,000	14,652,134
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	5,000,000	4,959,322
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	120,000	131,676
8.00%, 03/25/2020	235,000	260,474
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	9,795,000	10,317,069
UNIFIN Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2025(b)	283,000	281,585
		41,283,246

Copper–0.10%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	295,000	305,325
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	355,000	343,462

	Principal Amount	Value
Copper–(continued)
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	$2,193,000	$2,401,335
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	258,880
		3,309,002

Data Processing & Outsourced Services–0.17%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	4,764,000	4,992,734
First Data Corp.,
Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	125,000	132,031
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	83,600
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	444,000	480,630
		5,688,995

Diversified Banks–6.84%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	4,415,000	4,377,073
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	11,549,000	12,949,316
Banco de Bogotá S.A. (Colombia), Sr. Unsec. Notes, 4.38%, 08/03/2027(b)	400,000	402,476
Banco do Brasil S.A. (Brazil), REGS, Jr. Unsec. Sub. Euro Notes, 9.00%(b)(c)	200,000	212,250
Unsec. Sub. Euro Notes, 5.88%, 01/19/2023(b)	200,000	212,000
Banco Mercantil del Norte, S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.63%(b)(c)	200,000	215,787
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.75%, 05/09/2024(b)	205,000	206,025
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.71%, 04/24/2028	4,712,000	4,830,168
Sr. Unsec. Medium-Term Global Notes, 3.59%, 07/21/2028	9,424,000	9,585,381
Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,435,000	5,717,596
Series L, Sr. Unsec. Global Notes, 2.60%, 01/15/2019	5,386,000	5,440,601
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	4,333,000	4,755,467
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	3,360,000	3,792,600
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,080,000	2,350,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	$2,065,000	$2,150,359
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,457,676
Citigroup Inc., Sr. Unsec. Global Notes,
2.88%, 07/24/2023	3,520,000	3,536,868
3.67%, 07/24/2028	14,137,000	14,336,911
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	7,130,000	8,075,809
Unsec. Sub. Notes, 4.45%, 09/29/2027	10,555,000	11,203,874
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	2,300,000	2,432,250
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	6,904,000	7,723,850
Credit Bank of Moscow Via CBOM Finance PLC (Russia), Jr. Unsec. Sub. Notes, 8.88%(b)(c)	208,000	193,188
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,160,000	1,213,589
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	306,075
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	135,000	172,862
Export-Import Bank of India (India), REGS, Sr. Unsec. Euro Bonds, 3.38%, 08/05/2026(b)	200,000	197,683
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,642,000	7,817,120
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,360,000	1,404,245
HSBC Holdings PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.00%(c)	11,595,000	12,206,370
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,119,110
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	2,169,000	2,284,544
Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	509,250
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	2,710,000	2,909,863

	Principal Amount	Value
Diversified Banks–(continued)
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	$2,840,000	$2,905,003
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	5,641,000	5,666,957
JPMorgan Chase & Co., Sr. Unsec. Global Notes,
3.54%, 05/01/2028	7,958,000	8,122,989
3.78%, 02/01/2028	6,597,000	6,842,794
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	8,950,000	8,981,862
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,610,000	5,671,034
Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(c)	4,500,000	4,646,250
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,909,000	4,055,587
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Sr. Unsec. Notes, 3.50%, 05/15/2023	11,594,000	11,727,812
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	600,000	636,450
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38%(b)(c)	2,988,000	3,227,040
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Notes, 7.75%(b)(c)	5,720,000	6,270,550
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	3,242,000	3,318,594
Turkiye Garanti Bankasi A.S. (Turkey), Unsec. Sub. Notes, 6.13%, 05/24/2027(b)	200,000	202,036
Wells Fargo & Co.,
Unsec. Sub. Global Notes, 5.38%, 11/02/2043	8,500,000	9,956,245
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	4,215,000	4,580,849
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	5,356,000	5,958,550
Yapi ve Kredi Bankasi A.S. (Turkey), Sr. Unsec. Notes, 5.85%, 06/21/2024(b)	300,000	305,649
		229,374,887

Diversified Capital Markets–0.30%
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.50%(b)(c)	305,000	344,650
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	3,055,000	3,132,398
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	6,470,000	6,694,972
		10,172,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Chemicals–0.30%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes,
5.38%, 05/15/2027	$2,293,000	$2,402,295
6.63%, 05/15/2023	3,931,000	4,220,911
7.00%, 05/15/2025	75,000	82,875
OCP S.A. (Morocco),
Sr. Unsec. Notes,
4.50%, 10/22/2025(b)	1,940,000	1,965,462
REGS, Sr. Unsec. Euro Notes,
4.50%, 10/22/2025(b)	700,000	708,959
6.88%, 04/25/2044(b)	400,000	453,216
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Notes, 5.38%, 09/01/2025(b)	97,000	99,304
		9,933,022

Diversified Metals & Mining–0.83%
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec. Notes, 3.63%, 08/01/2027(b)	200,000	202,454
Glencore Finance Canada Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 2.70%, 10/25/2017(b)	8,220,000	8,220,822
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	328,000	362,850
MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia),
Sr. Unsec. Notes,
4.10%, 04/11/2023(b)	7,095,000	7,072,828
6.63%, 10/14/2022(b)	295,000	332,244
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes,
4.75%, 01/15/2022	105,000	109,988
Sr. Unsec. Notes,
6.13%, 10/01/2035	185,000	203,962
Vedanta Resources PLC (India),
Sr. Unsec. Notes,
6.13%, 08/09/2024(b)	10,734,000	10,868,175
6.38%, 07/30/2022(b)	300,000	313,500
		27,686,823

Diversified REIT’s–0.35%
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,594,928
Trust F/1401 (Mexico),
Sr. Unsec. Notes,
5.25%, 12/15/2024(b)	1,300,000	1,384,500
5.25%, 01/30/2026(b)	8,353,000	8,818,404
		11,797,832

Diversified Support Services–0.01%
Aeropuerto Internacional de Tocumen, S.A. (Panama), REGS, Sr. Sec. First Lien Euro Notes, 5.63%, 05/18/2036(b)	200,000	215,000

	Principal Amount	Value
Diversified Support Services–(continued)
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	$90,000	$94,613
		309,613

Electric Utilities–0.48%
Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	200,000	203,794
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	202,642
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	2,463,000	2,555,207
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.00%, 09/19/2022(b)	200,000	202,963
OmGrid Funding Ltd. (Oman), Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(b)	200,000	204,418
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec. Notes, 4.13%, 05/15/2027(b)	200,000	202,250
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	10,539,000	11,224,035
State Grid Overseas Investment (2014) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.85%, 05/07/2044(b)	200,000	236,373
Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	500,000	513,951
Trinidad Generation Unlimited (Trinidad), REGS, Sr. Unsec. Euro Notes, 5.25%, 11/04/2027(b)	400,000	408,080
		15,953,713

Electrical Components & Equipment–0.02%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	185,000	191,475
Sensata Technologies B.V.,
Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	100,000	104,625
5.00%, 10/01/2025(b)	260,000	274,300
		570,400

Environmental & Facilities Services–0.01%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	84,000	87,780
CD&R Waterworks Merger Sub, LLC, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	143,000	146,575
		234,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.01%
Israel Chemicals Ltd. (Israel), REGS, Sr. Unsec. Euro Bonds, 4.50%, 12/02/2024(b)	$300,000	$312,000

Financial Exchanges & Data–0.23%
Moody’s Corp., Sr. Unsec. Global Notes,
2.75%, 07/15/2019	1,470,000	1,493,647
4.88%, 02/15/2024	3,099,000	3,495,582
5.25%, 07/15/2044	1,140,000	1,339,527
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	186,375
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	1,205,000	1,252,992
		7,768,123

Food Distributors–0.01%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	380,513

Food Retail–0.27%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes,
2.70%, 07/26/2022(b)	5,851,000	5,890,518
4.50%, 07/26/2047(b)	2,594,000	2,719,940
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	324,000	319,950
		8,930,408

Gas Utilities–0.03%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	124,000	129,270
5.88%, 08/20/2026	298,000	305,450
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	94,000	90,475
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/01/2025	49,000	43,855
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	381,000	375,761
		944,811

General Merchandise Stores–0.28%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	8,966,000	9,503,960

Health Care Equipment–0.37%
Becton, Dickinson and Co.,
Sr. Unsec. Notes,
3.36%, 06/06/2024	5,074,000	5,146,134
3.70%, 06/06/2027	4,718,000	4,800,199
4.67%, 06/06/2047	1,951,000	2,050,399

	Principal Amount	Value
Health Care Equipment–(continued)
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	$190,000	$194,750
Teleflex Inc., Sr. Unsec. Gtd. Global Notes,
4.88%, 06/01/2026	39,000	40,170
5.25%, 06/15/2024	15,000	15,750
		12,247,402

Health Care Facilities–0.37%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	143,000	154,082
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.13%, 08/01/2021	264,000	265,320
Sr. Sec. Gtd. First Lien Notes,
6.25%, 03/31/2023	244,000	246,745
Sr. Unsec. Gtd. Global Notes,
6.88%, 02/01/2022	66,737	55,642
8.00%, 11/15/2019	160,000	159,000
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	140,400
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.88%, 03/15/2022	136,000	150,620
6.50%, 02/15/2020	675,000	735,750
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	690,000	744,337
5.50%, 06/15/2047	7,837,000	8,130,887
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	130,000	137,150
5.88%, 02/15/2026	160,000	173,000
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	225,000	235,125
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.38%, 05/01/2024	194,000	201,275
Sr. Unsec. Gtd. Notes,
5.88%, 12/01/2023	23,000	24,208
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes,
7.50%, 01/01/2022(b)	23,000	24,898
Sr. Sec. Gtd. First Lien Global Notes,
6.00%, 10/01/2020	180,000	192,150
Sr. Unsec. Global Notes,
6.75%, 06/15/2023	117,000	116,708
8.00%, 08/01/2020	281,000	285,440
8.13%, 04/01/2022	215,000	226,556
		12,399,293

Health Care REIT’s–0.73%
HCP, Inc., Sr. Unsec. Global Notes,
4.00%, 12/01/2022	9,288,000	9,849,399
4.25%, 11/15/2023	5,830,000	6,255,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Health Care REIT’s–(continued)
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	$3,666,000	$3,788,426
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,866,337
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,801,570
		24,560,931

Health Care Services–0.47%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	138,000	142,140
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	184,000	190,670
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.25%, 09/01/2024	9,714,000	9,855,344
3.60%, 09/01/2027	4,420,000	4,514,108
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	287,000	296,686
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	359,000	385,476
Surgery Center Holdings, Inc.,
Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	32,000	30,360
8.88%, 04/15/2021(b)	36,000	37,170
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	154,600
		15,606,554

Health Care Supplies–0.01%
Yestar Healthcare Holdings Co. Ltd. (China), REGS, Sr. Unsec. Euro Bonds, 6.90%, 09/15/2021(b)	200,000	208,973

Home Entertainment Software–0.09%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,790,000	2,919,948

Home Improvement Retail–0.01%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	265,000	255,394

Homebuilding–0.44%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec. Notes,
6.75%, 08/01/2025(b)	126,000	125,685
6.88%, 02/15/2021(b)	157,000	161,514

	Principal Amount	Value
Homebuilding–(continued)
Beazer Homes USA, Inc.,
Sr. Unsec. Gtd. Global Notes,
6.75%, 03/15/2025	$216,000	$229,230
8.75%, 03/15/2022	145,000	160,588
CalAtlantic Group, Inc.,
Sr. Unsec. Gtd. Global Notes,
8.38%, 01/15/2021	40,000	46,800
Sr. Unsec. Gtd. Notes,
5.25%, 06/01/2026	107,000	110,745
5.38%, 10/01/2022	157,000	170,737
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	20,000	23,050
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes,
4.75%, 11/15/2022	310,000	327,437
Sr. Unsec. Gtd. Notes,
4.50%, 04/30/2024	3,439,000	3,559,365
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	9,960,000	9,586,500
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	83,000	89,640
7.15%, 04/15/2020	55,000	60,775
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	68,000	71,740
		14,723,806

Hotel and Resort REIT’s–0.16%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,775,000	2,945,291
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,426,356
		5,371,647

Hotels, Resorts & Cruise Lines–0.01%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	323,531

Household Products–0.50%
Church & Dwight Co., Inc., Sr. Unsec. Global Notes, 2.45%, 08/01/2022	1,976,000	1,984,901
Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,686,000	13,942,612
Sr. Sec. Gtd. First Lien Notes,
5.13%, 07/15/2023(b)	42,000	43,785
Sr. Unsec. Gtd. Notes,
7.00%, 07/15/2024(b)	218,000	233,805
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	305,000	325,588

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Household Products–(continued)
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	$97,000	$100,395
		16,631,086

Housewares & Specialties–0.16%
Newell Brands Inc., Sr. Unsec. Global Notes, 3.85%, 04/01/2023	4,952,000	5,241,449

Hypermarkets & Super Centers–0.73%
Costco Wholesale Corp., Sr. Unsec. Global Notes,
2.15%, 05/18/2021	12,077,000	12,170,482
2.75%, 05/18/2024	4,971,000	5,035,698
3.00%, 05/18/2027	7,168,000	7,247,934
		24,454,114

Independent Power Producers & Energy Traders–0.04%
AES Corp. (The),
Sr. Unsec. Global Notes,
8.00%, 06/01/2020	15,000	17,231
Sr. Unsec. Notes,
5.50%, 03/15/2024	85,000	88,931
5.50%, 04/15/2025	487,000	507,697
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	136,923
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	100,000	104,000
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	240,000	248,400
6.63%, 03/15/2023	123,000	127,613
6.63%, 01/15/2027	62,000	65,410
		1,296,205

Industrial Conglomerates–0.02%
Alfa S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 6.88%, 03/25/2044(b)	300,000	335,625
CITIC Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.13%, 02/28/2022(b)	200,000	202,116
		537,741

Industrial Machinery–0.00%
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	34,000	35,020

Integrated Oil & Gas–0.47%
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/2045	100,000	96,625
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes,
4.38%, 05/20/2023	200,000	196,750
6.13%, 01/17/2022	78,000	82,973
7.25%, 03/17/2044	101,000	104,661
7.38%, 01/17/2027	200,000	221,250

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Petróleos del Perú S.A. (Peru),
Sr. Unsec. Notes,
4.75%, 06/19/2032(b)	$375,000	$395,524
5.63%, 06/19/2047(b)	400,000	428,581
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Global Bonds,
6.63%, 06/15/2035	200,000	217,600
Sr. Unsec. Gtd. Global Notes,
6.50%, 06/02/2041	450,000	474,168
6.88%, 08/04/2026	300,000	345,223
Sr. Unsec. Gtd. Notes,
5.38%, 03/13/2022(b)	300,000	323,298
6.50%, 03/13/2027(b)	333,000	372,951
6.50%, 03/13/2027(b)	4,374,000	4,898,852
6.75%, 09/21/2047(b)	6,649,000	7,132,296
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	500,000	515,674
		15,806,426

Integrated Telecommunication Services–2.72%
AT&T Inc.,
Sr. Unsec. Global Notes,
3.40%, 05/15/2025	4,505,000	4,496,623
3.90%, 08/14/2027	14,579,000	14,761,996
4.75%, 05/15/2046	5,080,000	4,886,277
5.15%, 02/14/2050	13,072,000	13,234,223
5.25%, 03/01/2037	5,465,000	5,794,493
5.30%, 08/14/2058	12,453,000	12,681,114
5.70%, 03/01/2057	5,620,000	6,028,301
Sr. Unsec. Notes,
3.95%, 01/15/2025	1,021,000	1,056,768
4.45%, 04/01/2024	3,183,000	3,419,491
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	150,000	157,687
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	122,000	128,100
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	91,540
Frontier Communications Corp.,
Sr. Unsec. Global Notes,
10.50%, 09/15/2022	120,000	108,150
11.00%, 09/15/2025	410,000	357,725
Ooredoo International Finance Ltd. (Qatar), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.00%, 10/19/2025(b)	400,000	438,855
SFR Group S.A. (France),
Sr. Sec. Gtd. First Lien Bonds,
6.00%, 05/15/2022(b)	916,000	964,090
Sr. Sec. Gtd. First Lien Notes,
7.38%, 05/01/2026(b)	200,000	216,000
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	405,000	450,056
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/2025	1,108,000	1,193,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	$82,000	$94,300
7.20%, 07/18/2036	160,000	199,200
Verizon Communications Inc.,
Sr. Unsec. Global Bonds,
5.25%, 03/16/2037	3,760,000	4,066,925
Sr. Unsec. Global Notes,
1.75%, 08/15/2021	1,397,000	1,372,766
4.13%, 08/15/2046	1,701,000	1,514,749
4.52%, 09/15/2048	12,527,000	11,735,394
5.01%, 08/21/2054	1,698,000	1,670,089
		91,118,782

Internet & Direct Marketing Retail–1.30%
Amazon.com, Inc.,
Sr. Unsec. Notes,
2.80%, 08/22/2024(b)	6,984,000	7,091,459
3.15%, 08/22/2027(b)	9,661,000	9,841,530
3.88%, 08/22/2037(b)	7,052,000	7,289,318
4.05%, 08/22/2047(b)	7,586,000	7,831,855
4.25%, 08/22/2057(b)	11,198,000	11,647,773
		43,701,935

Internet Software & Services–0.18%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 3.60%, 11/28/2024	200,000	210,167
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	5,779,000	5,904,381
		6,114,548

Investment Banking & Brokerage–1.72%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	2,145,144
E*TRADE Financial Corp., Sr. Unsec. Global Notes, 2.95%, 08/24/2022	6,247,000	6,282,139
Goldman Sachs Group Inc. (The), Sr. Unsec. Medium-Term Global Notes, 7.50%, 02/15/2019	1,921,000	2,073,667
Sr. Unsec. Global Notes, 3.75%, 05/22/2025	5,776,000	5,955,538
Jefferies Group LLC, Sr. Unsec. Global Notes, 4.85%, 01/15/2027	3,780,000	4,041,627
Morgan Stanley,
Sr. Unsec. Global Notes,
3.59%, 07/22/2028	14,137,000	14,341,174
Sr. Unsec. Medium-Term Global Notes,
5.50%, 07/28/2021	4,875,000	5,425,865
Series G, Unsec. Sub. Medium-Term Notes,
4.35%, 09/08/2026	5,000,000	5,259,825
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	10,915,000	11,995,656
		57,520,635

	Principal Amount	Value
Leisure Facilities–0.01%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	$115,000	$121,613
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	177,000	178,991
		300,604

Life & Health Insurance–0.88%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	7,395,000	7,783,238
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,335,000	3,364,181
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	56,596
MetLife, Inc.,
Sr. Unsec. Global Notes,
4.13%, 08/13/2042	2,200,000	2,279,829
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	8,176,000	8,503,040
Prudential Financial, Inc.,
Jr. Unsec. Sub. Global Notes,
5.63%, 06/15/2043	5,479,000	5,958,413
8.88%, 06/15/2068	1,640,000	1,730,200
		29,675,497

Managed Health Care–0.08%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	65,000	67,600
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	118,350
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,220,445
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	265,000	278,912
		2,685,307

Marine Ports & Services–0.02%
DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	248,361
PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes,
4.25%, 05/05/2025(b)	200,000	205,500
REGS, Sr. Unsec. Euro Notes,
4.25%, 05/05/2025(b)	300,000	308,520
		762,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Metal & Glass Containers–0.03%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	$200,000	$212,500
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	455,000	497,087
Berry Global, Inc.,
Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	63,825
Sec. Gtd. Second Lien Notes,
5.50%, 05/15/2022	87,000	91,024
		864,436

Movies & Entertainment–0.36%
21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	180,000	229,765
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	297,212
Globo Comunicação e Participações S.A. (Brazil), Sr. Sec. Notes, 5.13%, 03/31/2027(b)	267,000	269,768
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	183,000	192,150
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,267,550
Viacom Inc.,
Jr. Unsec. Sub. Global Notes,
5.88%, 02/28/2057	4,620,000	4,631,550
6.25%, 02/28/2057	2,220,000	2,236,650
Sr. Unsec. Global Notes,
3.45%, 10/04/2026	2,032,000	1,959,997
		12,084,642

Multi-Line Insurance–0.87%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	6,594,000	6,673,286
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	2,690,000	2,717,347
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	5,670,000	5,938,103
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	5,165,000	5,759,946
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,471,630
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,642,221
		29,202,533

	Principal Amount	Value
Office REIT’s–0.09%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	$2,805,000	$2,916,904

Office Services & Supplies–0.28%
Pitney Bowes Inc., Sr. Unsec. Global Notes,
3.38%, 10/01/2021	8,285,000	8,307,763
4.63%, 03/15/2024	1,070,000	1,096,493
		9,404,256

Oil & Gas Drilling–0.02%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	220,000	162,250
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	193,000	170,805
6.50%, 12/15/2021	81,000	78,975
7.75%, 12/15/2023	19,000	18,952
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	170,000	144,075
Vantage Drilling International,
Sr. Sec. Gtd. First Lien Global Notes, 7.50%, 11/01/2019(f)	356,000	0
Sr. Sec. Second Lien Notes
10.00%, 12/31/2020(b)	9,000	8,865
		583,922

Oil & Gas Equipment & Services–0.02%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	83,087
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes,
6.38%, 05/01/2019	78,000	78,098
7.13%, 12/15/2021	223,000	225,230
Weatherford International Ltd.,
Sr. Unsec. Gtd. Notes,
6.50%, 08/01/2036	222,000	185,925
8.25%, 06/15/2023	62,000	61,380
		633,720

Oil & Gas Exploration & Production–2.03%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.55%, 03/15/2026	4,878,000	5,443,004
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	318,000	325,950
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	104,000	57,980
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	300,000	306,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	$200,000	$217,392
CNOOC Finance (2015) U.S.A. LLC (China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	400,000	406,223
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes,
4.38%, 01/15/2025	1,907,000	1,988,047
5.50%, 04/01/2023	23,556,000	24,306,847
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	270,000	253,800
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	37,000
Dolphin Energy Ltd. (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	200,000	220,718
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	148,960
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 10/01/2025	88,000	86,680
Gulfport Energy Corp.,
Sr. Unsec. Gtd. Global Notes,
6.63%, 05/01/2023	35,000	35,088
Sr. Unsec. Gtd. Notes,
6.00%, 10/15/2024(b)	294,000	288,855
Hess Corp., Sr. Unsec. Global Notes, 5.80%, 04/01/2047	2,071,000	2,085,163
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	359,000	384,130
Noble Energy, Inc., Sr. Unsec. Global Notes,
3.85%, 01/15/2028	9,477,000	9,471,290
4.95%, 08/15/2047	14,400,000	14,460,898
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	254,000	247,015
ONGC Videsh Ltd. (India), REGS, Sr. Unsec. Gtd. Euro Notes, 3.75%, 05/07/2023(b)	200,000	206,734
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	316,000	331,800
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	209,603
QEP Resources, Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/2023	79,000	75,741
Sr. Unsec. Notes,
6.88%, 03/01/2021	355,000	369,200

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Range Resources Corp.,
Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	$181,000	$174,213
Sr. Unsec. Gtd. Notes,
5.88%, 07/01/2022(b)	157,000	160,140
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	175,000	187,250
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	251,000	252,882
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	124,000	117,800
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	342,000	317,205
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec. Bonds,
4.00%, 08/15/2026(b)	3,800,000	3,812,073
REGS, Sr. Sec. Gtd. Euro Bonds,
4.00%, 08/15/2026(b)	200,000	200,601
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	406,000	378,595
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	237,000	233,445
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	204,000	200,940
		67,999,262

Oil & Gas Refining & Marketing–0.01%
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	263,018

Oil & Gas Storage & Transportation–5.14%
Andeavor Logistics L.P./Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Notes,
6.38%, 05/01/2024	356,000	388,485
Sr. Unsec. Gtd. Notes,
5.25%, 01/15/2025	32,000	34,200
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	307,000	314,675
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	512,000	554,240
Energy Transfer, LP,
Sr. Unsec. Notes,
4.20%, 04/15/2027	3,519,000	3,575,200
4.75%, 01/15/2026	9,668,000	10,215,073
5.30%, 04/15/2047	7,439,000	7,447,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Enterprise Products Operating LLC,
Series D, Jr. Unsec. Sub. Gtd. Deb., 4.88%, 08/16/2077	$15,981,000	$16,032,139
Series E, Jr. Unsec. Sub. Gtd. Deb., 5.25%, 08/16/2077	15,141,000	15,194,501
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	2,255,000	2,307,252
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	93,000	97,185
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	6,243,000	6,294,467
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes,
7.75%, 01/15/2032	16,441,000	21,188,832
7.80%, 08/01/2031	2,350,000	3,017,381
MPLX LP,
Sr. Unsec. Global Bonds,
4.50%, 07/15/2023	22,197,000	23,619,928
Sr. Unsec. Global Notes,
4.88%, 06/01/2025	125,000	134,049
5.50%, 02/15/2023	16,089,000	16,552,886
NGPL PipeCo. LLC,
Sr. Unsec. Bonds,
4.88%, 08/15/2027(b)	4,069,000	4,211,415
Sr. Unsec. Notes,
4.38%, 08/15/2022(b)	2,435,000	2,508,050
7.77%, 12/15/2037(b)	3,253,000	4,049,985
ONEOK, Inc., Sr. Unsec. Gtd. Global Notes,
4.00%, 07/13/2027	2,421,000	2,454,979
4.25%, 02/01/2022	3,510,000	3,664,272
Sabine Pass Liquefaction, LLC,
Sr. Sec. First Lien Global Notes,
4.20%, 03/15/2028	14,628,000	14,737,710
5.00%, 03/15/2027	4,086,000	4,341,375
5.63%, 04/15/2023	3,000,000	3,328,125
5.63%, 03/01/2025	822,000	909,337
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	185,000	183,150
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.25%, 05/01/2023	145,000	148,806
Sr. Unsec. Gtd. Notes,
5.13%, 02/01/2025(b)	242,000	249,865
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes,
4.55%, 06/24/2024	469,000	481,609
Sr. Unsec. Notes,
7.88%, 09/01/2021	109,000	127,257

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Partners L.P., Sr. Unsec. Notes, 4.13%, 11/15/2020	$3,708,000	$3,894,603
		172,258,709

Other Diversified Financial Services–0.48%
Equate Petrochemical B.V. (Kuwait), REGS, Sr. Unsec. Gtd. Euro Notes, 3.00%, 03/03/2022(b)	200,000	199,686
Fondo MIVIVIENDA S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	300,000	307,650
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/2020(b)	200,000	224,700
Minmetals Bounteous Finance (BVI) Ltd. (China),
REGS, Sr. Unsec. Gtd. Euro Bonds,
3.13%, 07/27/2021(b)	300,000	302,409
4.20%, 07/27/2026(b)	200,000	208,216
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00% 06/02/2025(b)(g)	300,000	254,250
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	4,567,000	4,594,948
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Notes, 0.00% 12/05/2022(b)(g)	3,054,000	2,739,056
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	3,331,000	3,472,567
Washington Prime Group, L.P., Sr. Unsec. Notes, 5.95%, 08/15/2024	3,805,000	3,900,795
		16,204,277

Packaged Foods & Meats–0.18%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	122,000	125,812
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	250,000	253,125
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	4,780,000	4,682,933
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	248,000	256,990
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 6.50%, 09/20/2026(b)	200,000	201,832
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	350,000	372,750
		5,893,442

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Paper Packaging–0.01%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	$240,000	$255,600

Paper Products–0.18%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	5,664,000	5,678,160
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes,
7.75%, 12/01/2022	105,000	112,219
Sr. Unsec. Notes,
6.50%, 02/01/2024(b)	77,000	80,561
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	114,000	116,137
		5,987,077

Pharmaceuticals–0.23%
Eli Lilly and Co., Sr. Unsec. Global Notes, 2.35%, 05/15/2022	2,280,000	2,305,112
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	169,000
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/2046	4,127,000	4,453,578
Valeant Pharmaceuticals International, Inc.,
Sr. Unsec. Gtd. Notes,
5.63%, 12/01/2021(b)	280,000	257,600
5.88%, 05/15/2023(b)	33,000	28,174
6.13%, 04/15/2025(b)	175,000	148,312
7.00%, 10/01/2020(b)	88,000	88,110
7.25%, 07/15/2022(b)	80,000	76,500
REGS, Sr. Sec. Gtd. First Lien Euro Notes,
7.00%, 03/15/2024(b)	150,000	159,562
		7,685,948

Property & Casualty Insurance–0.27%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	3,105,000	3,316,676
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	3,499,000	3,972,376
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,669,800
Qatar Reinsurance Co. Ltd. (Qatar), REGS, Unsec. Sub. Gtd. Euro Bonds, 4.95%(b)(c)	200,000	199,800
		9,158,652

Railroads–0.03%
Autopistas del Sol S.A. (Costa Rica), Sr. Sec. Notes, 7.38%, 12/30/2030(b)	200,000	210,500

	Principal Amount	Value
Railroads–(continued)
Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	$300,000	$334,125
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	212,100
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	300,000	327,750
		1,084,475

Regional Banks–0.16%
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	241,000	260,882
5.00%, 08/01/2023	186,000	202,043
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	4,668,000	4,913,070
		5,375,995

Reinsurance–0.05%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	1,650,000	1,801,948

Research & Consulting Services–0.01%
IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	187,920

Residential REIT’s–0.07%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,215,547

Restaurants–0.92%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes,
5.00%, 10/15/2025(b)	7,305,000	7,505,887
Sec. Gtd. Second Lien Notes,
6.00%, 04/01/2022(b)	7,755,000	8,026,425
Sr. Sec. Gtd. First Lien Notes,
4.63%, 01/15/2022(b)	14,340,000	14,752,275
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	158,000	167,085
Carrols Restaurant Group, Inc.,
Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	95,000	101,413
Sec. Gtd. Second Lien Notes, 8.00%, 05/01/2022(b)	68,000	72,590
KFC Holding Co. (The)/Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	84,000	86,520
		30,712,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Retail REIT’s–0.16%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	$5,360,000	$5,350,703

Semiconductors–1.45%
Analog Devices, Inc., Sr. Unsec. Global Notes,
3.13%, 12/05/2023	4,975,000	5,098,022
4.50%, 12/05/2036	1,230,000	1,291,411
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.00%, 01/15/2022(b)	18,410,000	18,697,656
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	187,000	198,220
NXP B.V./NXP Funding LLC (Netherlands),
Sr. Unsec. Gtd. Notes,
4.63%, 06/01/2023(b)	4,702,000	5,042,895
5.75%, 03/15/2023(b)	2,120,000	2,219,375
Sr. Unsec. Notes,
3.88%, 09/01/2022(b)	13,736,000	14,242,364
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/2022	1,652,000	1,705,362
		48,495,305

Sovereign Debt–0.99%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Global Bonds,
5.63%, 01/26/2022	444,000	465,528
6.25%, 04/22/2019	9,010,000	9,496,540
6.88%, 01/26/2027	127,000	137,104
Sr. Unsec. Notes,
7.13%, 06/28/2117(b)	110,000	109,010
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	205,376
Bermuda Government International Bond (Bermuda), REGS, Sr. Unsec. Euro Notes, 3.72%, 01/25/2027(b)	200,000	204,616
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.86%, 06/21/2047	7,296,000	7,607,430
Colombia Government International Bond (Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	306,075
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	455,000	483,438
Ecuador Government International Bond (Ecuador), Sr. Unsec. Bonds, 8.75%, 06/02/2023(b)	200,000	204,250

	Principal Amount	Value
Sovereign Debt–(continued)
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	$200,000	$203,750
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 8.75%, 12/16/2020(b)	300,000	345,135
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 02/21/2023	300,000	340,711
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.13%, 01/15/2025(b)	300,000	316,260
Jamaica Government International Bond (Jamaica),
Sr. Unsec. Global Notes,
6.75%, 04/28/2028	303,000	354,510
7.88%, 07/28/2045	5,932,000	7,281,530
8.00%, 03/15/2039	200,000	247,014
Jordan Government International Bond (Jordan), Sr. Unsec. Notes, 5.75%, 01/31/2027(b)	200,000	199,607
KazAgro National Management Holding JSC (Kazakhstan), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.63%, 05/24/2023(b)	200,000	201,266
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 3.63%, 04/20/2027(b)	200,000	206,580
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.15%, 03/28/2027	200,000	212,704
Sr. Unsec. Medium-Term Global Notes, 4.75%, 03/08/2044	200,000	209,200
Oman Government International Bond (Oman),
Sr. Unsec. Notes,
5.38%, 03/08/2027(b)	200,000	208,893
6.50%, 03/08/2047(b)	200,000	209,640
REGS, Sr. Unsec. Euro Notes,
3.63%, 06/15/2021(b)	200,000	201,673
5.38%, 03/08/2027(b)	300,000	312,993
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	200,000	212,000
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	211,428
Provincia de Buenos Aires (Argentina), REGS, Sr. Unsec. Euro Notes, 5.75%, 06/15/2019(b)	500,000	518,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Provincia de Córdoba (Argentina), Sr. Unsec. Notes, 7.13%, 08/01/2027(b)	$150,000	$154,259
Republic of Poland Government International Bond (Poland),
Sr. Unsec. Global Notes,
3.25%, 04/06/2026	85,000	88,009
4.00%, 01/22/2024	150,000	162,568
Senegal Government International Bond (Senegal), Unsec. Notes, 6.25%, 05/23/2033(b)	390,000	402,675
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	346,653
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 6.20%, 05/11/2027(b)	200,000	211,000
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	204,000
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 4.88%, 04/16/2043	200,000	184,944
Uruguay Government International Bond (Uruguay),
Sr. Unsec. Global Bonds,
4.13%, 11/20/2045	150,000	147,000
5.10%, 06/18/2050	150,000	157,594
		33,271,088

Specialized Consumer Services–0.01%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes,
5.13%, 11/15/2024(b)	259,000	266,770
Sr. Unsec. Notes,
7.45%, 08/15/2027	191,000	207,951
		474,721

Specialized Finance–1.83%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	41,843,000	45,347,351
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	8,891,000	8,904,666
3.38%, 06/01/2021	3,965,000	4,094,812
3.88%, 04/01/2021	2,425,000	2,543,923
Aircastle Ltd.,
Sr. Unsec. Global Notes,
4.13%, 05/01/2024	86,000	89,010
7.63%, 04/15/2020	55,000	61,738
Sr. Unsec. Notes,
5.00%, 04/01/2023	327,000	349,890
		61,391,390

	Principal Amount	Value
Specialized REIT’s–0.38%
American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	$718,000	$776,730
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	4,419,000	4,704,165
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	57,000	59,708
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/2020	4,692,000	5,323,480
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	481,000	529,100
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	156,000	169,845
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	142,000	151,407
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	172,000	182,750
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	445,000	482,825
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	201,000	197,985
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	316,000	328,640
		12,906,635

Specialty Chemicals–0.04%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	188,100
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	310,000	317,750
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	120,000	135,600
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	134,000	154,938
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	276,000	290,490
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	101,021
Venator Finance S.a.r.l./Venator Materials Corp. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	75,000	76,781
		1,264,680

Steel–0.25%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	175,000	206,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Steel–(continued)
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(b)	$276,000	$313,260
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 12/15/2026	258,000	274,447
5.13%, 10/01/2021	2,592,000	2,676,240
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	4,602,000	4,705,545
Vale Canada Ltd. (Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	217,130
		8,393,341

Systems Software–0.53%
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	3,476,000	3,835,891
VMware, Inc., Sr. Unsec. Global Notes,
2.30%, 08/21/2020	8,427,000	8,459,524
3.90%, 08/21/2027	5,310,000	5,368,036
		17,663,451

Technology Distributors–0.16%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	5,031,000	5,262,680
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	158,000	165,703
		5,428,383

Technology Hardware, Storage & Peripherals–0.54%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	2,965,000	3,218,682
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes,
6.02%, 06/15/2026(b)	7,684,000	8,583,128
8.35%, 07/15/2046(b)	4,166,000	5,409,151
Sr. Unsec. Gtd. Notes,
7.13%, 06/15/2024(b)	413,000	457,914
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	200,000	219,000
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	275,000	327,594
		18,215,469

Tobacco–0.35%
BAT Capital Corp. (United Kingdom),
Sr. Unsec. Gtd. Notes,
2.76%, 08/15/2022(b)	5,271,000	5,290,864
3.22%, 08/15/2024(b)	6,463,000	6,521,012
		11,811,876

	Principal Amount	Value
Trading Companies & Distributors–0.04%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	$231,000	$241,684
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	207,750
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	271,000	281,162
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	102,000	111,945
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	130,000	139,100
Sr. Unsec. Gtd. Notes,
5.50%, 05/15/2027	222,000	235,875
5.88%, 09/15/2026	40,000	43,550
		1,261,066

Trucking–0.30%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	250,000	245,312
DAE Funding LLC (United Arab Emirates),
Sr. Unsec. Gtd. Notes,
4.00%, 08/01/2020(b)	6,449,000	6,545,735
4.50%, 08/01/2022(b)	2,561,000	2,621,824
Hertz Corp. (The),
Sec. Gtd. Second Lien Notes,
7.63%, 06/01/2022(b)	66,000	66,990
Sr. Unsec. Gtd. Global Notes,
5.88%, 10/15/2020	426,000	410,025
6.75%, 04/15/2019	165,000	164,794
7.38%, 01/15/2021	85,000	84,150
		10,138,830

Wireless Telecommunication Services–1.01%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	1,115,000	1,391,586
Axiata SPV2 Bhd. (Malaysia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.36%, 03/24/2026(b)	200,000	214,928
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	500,000	536,250
Bharti Airtel Ltd. (India), Sr. Unsec. Notes, 4.38%, 06/10/2025(b)	200,000	203,644
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	743,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
MTN (Mauritius) Investments Ltd. (South Africa), REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 10/13/2026(b)	$200,000	$213,695
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,412,690
Sprint Communications Inc.,
Sr. Unsec. Global Notes,
11.50%, 11/15/2021	140,000	178,150
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/2020(b)	105,000	114,975
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	179,000	197,571
7.63%, 02/15/2025	90,000	101,475
7.88%, 09/15/2023	665,000	758,100
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	24,498,000	24,881,438
Turkcell Iletisim Hizmetleri A.S. (Turkey), Sr. Unsec. Notes, 5.75%, 10/15/2025(b)	330,000	352,688
Wind Acquisition Finance S.A. (Italy),
Sec. Gtd. Second Lien Notes,
7.38%, 04/23/2021(b)	200,000	208,250
Sr. Sec. Gtd. First Lien Notes,
4.75%, 07/15/2020(b)	300,000	304,875
		33,813,898
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,612,894,242)		1,658,368,756

Asset-Backed Securities–14.04%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 3.41%, 02/25/2035(h)	2,668,787	2,691,222
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 3.47%, 05/25/2035(h)	1,635,537	1,639,525
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(h)	4,394,000	4,695,043
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 4.23% (1 mo. USD LIBOR + 3.00%), 05/15/2032(b)(i)	3,730,000	3,739,523

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 3.21%, 08/25/2033(h)	$300,519	$299,967
Series 2004-10, Class 21A1, Variable Rate Pass Through Ctfs., 3.53%, 01/25/2035(h)	960,490	976,383
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.26% (1 yr. U.S. Treasury Yield Curve Rate + 2.45%), 03/25/2035(i)	3,588,986	3,631,875
Series 2005-2, Class A2, Floating Rate Pass Through Ctfs., 3.64% (1 yr. USD LIBOR + 1.95%), 03/25/2035(i)	1,705,738	1,727,368
Series 2005-5, Class A1, Floating Rate Pass Through Ctfs., 3.28% (1 yr. U.S. Treasury Yield Curve Rate + 2.05%), 08/25/2035(i)	2,750,854	2,800,331
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.91% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(i)	1,042,263	1,046,170
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 3.38%, 11/25/2034(h)	2,869,726	2,863,597
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 2.67% (3 mo. USD LIBOR + 1.35%), 11/30/2026(b)(i)	7,083,333	7,099,584
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.17% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(i)	13,397,000	13,441,560
Canyon Capital CLO Ltd., Series 2006-1A, Class A2, Floating Rate Pass Through Ctfs., 1.52% (3 mo. USD LIBOR + 0.27%), 12/15/2020(b)(i)	18,053,579	18,039,392
Carlyle Global Market Strategies CLO Ltd, Series 2014-1A, Class AR, Floating Rate Pass Through Ctfs., 2.60% (3 mo. USD LIBOR + 1.30%), 04/17/2025(b)(i)	10,000,000	10,060,665
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 2.72% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(i)	11,785,000	11,891,065
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.95%, 12/15/2047(b)(h)	5,000,000	5,550,826
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class C, Floating Rate Pass Through Ctfs., 2.33% (1 mo. USD LIBOR + 1.10%), 05/15/2030(b)(i)	5,570,000	5,563,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Core Plus Bond Fund

	Principal Amount	Value
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 2.04% (1 mo. USD LIBOR + 0.79%), 07/15/2028(b)(i)	$12,581,000	$12,599,523
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 2.30% (1 mo. USD LIBOR + 1.05%), 07/15/2028(b)(i)	8,124,000	8,114,473
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 2.85% (1 mo. USD LIBOR + 1.60%), 07/15/2028(b)(i)	4,973,000	4,964,446
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,719,942
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(h)	3,286,940	3,354,039
Series 2016-2, Class M2, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(h)	12,575,268	12,914,190
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(h)	5,595,782	5,692,428
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,379,303
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.60%, 04/10/2046(b)(h)	752,554	713,510
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,262,012
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.15%, 09/25/2034(h)	2,099,773	2,048,614
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.30%, 08/25/2034(h)	797,735	778,200
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, Variable Rate Pass Through Ctfs., 6.27%, 12/10/2049(h)	783,115	782,544

	Principal Amount	Value
Commercial Mortgage Trust,
Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	$512,908	$507,512
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 2.28% (1 mo. USD LIBOR + 1.05%), 06/08/2030(b)(i)	2,875,000	2,876,944
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(h)	5,267,000	5,642,685
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,665,647
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.58%, 08/10/2029(b)(h)	2,115,000	2,156,459
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 1.91% (1 mo. USD LIBOR + 0.68%), 06/25/2033(i)	158,303	154,452
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	466,013	421,653
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 3.35%, 06/25/2034(h)	2,445,202	2,463,890
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,194,838
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	12,896,325	13,310,483
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.87%, 11/10/2046(b)(h)	638,333	678,615
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(h)	1,895,393	1,899,981
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(h)	2,049,572	2,054,547
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.17%, 06/27/2037(b)(h)	9,435,847	9,598,911
Dominos Pizza Master Issuer LLC, Series 2017-1A, Class A2II, Pass Through Ctfs., 3.08%, 07/25/2047(b)	8,863,000	8,888,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Core Plus Bond Fund

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust,
Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	$113,497	$114,325
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	244,430	198,656
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.85%, 04/19/2036(h)	1,102,067	1,050,744
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 2.78% (1 mo. USD LIBOR + 1.55%), 02/15/2027(b)(i)	5,000,000	5,010,236
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,470,173	1,494,049
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	955,238	937,178
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, Variable Rate Pass Through Ctfs., 3.25%, 09/25/2035(h)	505,685	506,737
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class AFL, Floating Rate Pass Through Ctfs., 2.89% (1 mo. USD LIBOR + 1.65%), 06/24/2049(b)(i)	651,211	648,945
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 1.68% (1 mo. USD LIBOR + 0.45%), 06/20/2035(i)	30,418	30,281
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	13,789,000	13,793,823
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	9,500,000	9,659,270
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1BR, Pass Through Ctfs., 2.97%, 01/25/2027(b)	15,847,000	15,904,493
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	7,709,595	7,811,909
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(b)	9,300,000	9,523,076

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2007-CB19, Class AM, Variable Rate Pass Through Ctfs., 5.99%, 02/12/2049(h)	$60,575	$60,864
Series 2011-C5, Class D, Variable Rate Pass Through Ctfs., 5.59%, 08/15/2046(b)(h)	452,400	463,511
Series 2012-CBX, Class E, Variable Rate Pass Through Ctfs., 5.39%, 06/15/2045(b)(h)	613,211	624,628
Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(h)	5,000,000	5,210,545
Series 2013-LC11, Class C, Variable Rate Pass Through Ctfs., 3.96%, 04/15/2046(h)	2,864,000	2,892,571
JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 3.15%, 06/25/2035(h)	1,074,013	1,062,844
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.54%, 06/25/2035(h)	1,189,619	1,173,903
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 3.59%, 08/25/2035(h)	1,518,926	1,518,739
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 3.59%, 08/25/2035(h)	943,259	917,055
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.48%, 06/25/2037(h)	1,439,382	1,297,851
Series 2015-3, Class B2, Variable Rate Pass Through Ctfs., 3.69%, 05/25/2045(b)(h)	9,451,171	9,358,085
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(h)	12,750,000	13,188,529
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,142,156
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.90%, 03/15/2049(h)	5,083,000	5,582,597
Katonah Ltd., Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 2.81% (3 mo. USD LIBOR + 1.50%), 04/23/2022(b)(i)	2,630,000	2,640,771
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	343,445	352,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Core Plus Bond Fund

	Principal Amount	Value
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	$573,646	$574,381
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 1.49% (1 mo. USD LIBOR + 0.26%), 11/25/2035(i)	1,125,782	1,061,100
MAD Mortgage Trust, Series 2017-330M, Class A, Variable Rate Pass Through Ctfs., 3.29%, 08/15/2034(b)(h)	11,633,000	11,965,241
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.20%, 11/25/2035(h)	1,526,585	1,538,082
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 3.12%, 06/25/2035(h)	2,063,686	2,043,074
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(h)	2,171,622	2,175,691
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.44%, 09/09/2032(b)(h)	3,350,000	3,600,876
Series 2015-XLF2, Class AFSA, Floating Rate Pass Through Ctfs., 3.10% (1 mo. USD LIBOR + 1.87%), 08/15/2026(b)(i)	400,682	401,426
Northwoods Capital XI Ltd. (Cayman Islands), Series 2014-11A, Class AR, Floating Rate Pass Through Ctfs., 2.49% (3 mo. USD LIBOR + 1.19%), 04/15/2025(b)(i)	18,793,000	18,826,341
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 2.36% (3 mo. USD LIBOR + 1.23%), 09/15/2025(b)(i)	4,250,000	4,260,898
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 2.71% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(i)	4,901,622	4,950,425
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 1.77% (1 mo. USD LIBOR + 0.54%), 08/25/2031(i)	199,232	163,645

	Principal Amount	Value
RBSSP Resecuritization Trust, Series 2009-12, Class 17A1, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2035(b)(h)	$2,591,667	$2,623,665
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 2.47% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(i)	5,200,000	5,202,525
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,316,951	1,283,820
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(h)	1,791,370	1,716,581
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(h)	1,503,318	1,471,930
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(h)	1,493,195	1,509,993
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(h)	2,482,313	2,537,973
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 1.77% (1 mo. USD LIBOR + 0.54%), 05/25/2035(i)	41,645	39,249
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs., 1.68% (3 mo. USD LIBOR + 0.38%), 04/18/2022(b)(i)	2,013,000	2,005,951
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 3.43%, 07/25/2034(h)	2,138,891	2,139,730
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 3.40%, 09/25/2034(h)	1,680,625	1,666,492
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	328,349	324,484
Symphony CLO II Ltd. (Cayman Islands),
Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 1.65% (3 mo. USD LIBOR + 0.33%), 10/25/2020(b)(i)	1,676,160	1,678,189
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.74% (3 mo. USD LIBOR + 0.42%), 10/25/2020(b)(i)	2,882,000	2,883,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.23% (1 mo. USD LIBOR + 1.00%), 12/25/2033 (i)	$1,045,311	$962,010
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.06%, 04/25/2045(h)	2,097,250	2,107,658
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.06%, 07/25/2045(h)	2,418,406	2,356,291
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(h)	7,455,829	7,549,329
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	274,314
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	544,193
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.25%, 01/10/2045(b)(h)	4,500,000	5,048,077
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 07/15/2045(h)	2,031,540	2,052,397
WaMu Mortgage Pass Through Trust,
Series 2003-AR8, Class A, Variable Rate Pass Through Ctfs., 3.21%, 08/25/2033(h)	813,208	823,653
Series 2005-AR10, Class 1A3, Variable Rate Pass Through Ctfs., 3.26%, 09/25/2035(h)	343,463	352,705
Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.86%, 10/25/2035(h)	1,356,737	1,366,687
Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 3.29%, 11/25/2036(h)	935,075	883,978
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 2.58% (1 mo. USD LIBOR + 1.35%), 02/15/2027(b)(i)	9,500,000	9,537,280

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 2.98%, 10/25/2033(h)	$748,154	$760,120
Series 2004-K, Class 1A2, Variable Rate Pass Through Ctfs., 3.48%, 07/25/2034(h)	516,587	520,166
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.00%, 12/25/2034(h)	604,697	617,041
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 3.17%, 03/25/2035(h)	1,396,099	1,413,244
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 3.48%, 08/25/2035(h)	707,633	718,032
Series 2005-AR16, Class 4A8, Variable Rate Pass Through Ctfs., 3.37%, 10/25/2035(h)	4,620,000	4,725,432
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 3.25%, 04/25/2036(h)	1,222,358	1,214,764
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	799,791	806,425
WFRBS Commercial Mortgage Trust,
Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.86%, 11/15/2044(b)(h)	5,000,000	5,576,135
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	6,188,590
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.96%, 11/15/2045(b)(h)	568,832	557,362
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,556,027
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/2046(h)	3,800,000	4,087,498
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 09/15/2046(h)	3,127,000	3,446,930
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	1,018,550	1,037,375
Total Asset-Backed Securities (Cost $467,220,065)		470,495,915

U.S. Government Sponsored Agency Mortgage-Backed Securities–14.41%
Collateralized Mortgage Obligations–0.32%
Fannie Mae REMICs, IO,
7.00%, 05/25/2033	12,500	3,151
6.00%, 07/25/2033	8,585	1,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Core Plus Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Securitization, Series K038, Class XI, Variable Rate Pass Through Ctfs., 1.33%, 03/25/2024(h)	$25,491,330	$1,609,176
Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A1, Pass Through Ctfs., 3.50%, 05/25/2047	7,857,949	8,003,522
Ginnie Mae REMICs, IO, 1.56%, 09/20/2064(h)	11,336,487	964,736
		10,582,221

Federal Home Loan Mortgage Corp. (FHLMC)–5.23%
Pass Through Ctfs.,
6.00%, 07/01/2019 to 02/01/2034	353,485	393,221
7.00%, 07/01/2019 to 10/01/2034	1,625,807	1,864,129
3.50%, 08/01/2026	945,808	995,134
7.50%, 05/01/2030 to 05/01/2035	889,512	1,038,917
8.50%, 08/01/2031	52,066	63,446
3.00%, 02/01/2032	2,922,694	3,024,673
6.50%, 07/01/2032 to 09/01/2036	371,252	413,393
8.00%, 08/01/2032	45,353	53,904
5.50%, 01/01/2034 to 07/01/2040	2,901,934	3,207,723
5.00%, 07/01/2034 to 06/01/2040	3,413,214	3,753,510
4.50%, 02/01/2040 to 10/01/2046	37,243,061	40,589,459
Pass Through Ctfs., ARM,
3.54% (1 yr. USD LIBOR + 1.95%), 12/01/2036(i)	108,076	114,735
3.71% (1 yr. USD LIBOR + 2.05%), 02/01/2037(i)	28,465	30,286
3.69% (1 yr. USD LIBOR + 1.88%), 05/01/2037(i)	262,971	277,868
Pass Through Ctfs., TBA,
4.00%, 10/01/2017(j)	34,000,000	35,876,644
3.50%, 10/01/2047(j)	80,850,000	83,648,170
		175,345,212

Federal National Mortgage Association (FNMA)–5.97%
Pass Through Ctfs.,
5.00%, 03/01/2018 to 12/01/2039	884,937	967,400
5.50%, 11/01/2018 to 06/01/2040	1,815,024	2,031,820
7.50%, 03/01/2021 to 08/01/2037	854,124	1,009,512
8.00%, 08/01/2021 to 04/01/2033	88,510	108,272
6.00%, 03/01/2022 to 10/01/2039	54,470	59,162
6.50%, 07/01/2028 to 01/01/2037	181,666	204,173

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
7.00%, 07/01/2029 to 02/01/2034	$556,724	$624,326
9.50%, 04/01/2030	15,361	17,993
3.50%, 12/01/2030 to 11/01/2046	42,142,228	43,981,613
8.50%, 10/01/2032	83,057	103,819
3.00%, 08/01/2043	4,659,608	4,740,513
Pass Through Ctfs., ARM,
3.04% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(i)	325,180	342,435
3.29% (1 yr. USD LIBOR + 1.66%), 01/01/2037(i)	174,753	182,719
3.42% (1 yr. USD LIBOR + 1.74%), 03/01/2038(i)	105,530	111,027
Pass Through Ctfs., TBA,
2.50%, 10/01/2032(j)	40,620,000	41,130,922
3.00%, 10/01/2032 to 10/01/2047(j)	38,660,000	39,769,370
3.50%, 10/01/2047(j)	18,500,000	19,137,011
4.00%, 10/01/2047(j)	43,000,000	45,363,319
		199,885,406

Government National Mortgage Association (GNMA)–2.89%
Pass Through Ctfs.,
7.50%, 06/15/2023 to 05/15/2032	19,302	20,556
9.00%, 09/15/2024 to 10/15/2024	13,645	13,698
8.50%, 02/15/2025	5,681	5,701
8.00%, 08/15/2025 to 09/15/2026	35,989	37,691
6.56%, 01/15/2027	132,876	146,239
7.00%, 10/15/2028 to 09/15/2032	312,541	352,239
6.00%, 11/15/2028 to 02/15/2033	78,194	89,119
6.50%, 01/15/2029 to 09/15/2034	195,936	217,373
5.50%, 06/15/2035	89,888	100,585
5.00%, 07/15/2035 to 08/15/2035	59,530	64,987
Pass Through Ctfs., ARM,
2.38% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025 (i)	38,073	39,189
2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025 (i)	11,298	11,637
3.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025 (i)	7,098	7,277
Pass Through Ctfs., TBA,
3.00%, 10/01/2047(j)	59,000,000	60,135,060
4.00%, 10/01/2047(j)	33,930,000	35,713,975
		96,955,326
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $481,912,342)		482,768,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Core Plus Bond Fund

	Principal Amount	Value
U.S. Treasury Securities–13.65%
U.S. Treasury Bills–0.27%(k)(l)
1.04%, 02/01/2018	$55,000	$54,757
1.10%, 02/01/2018	9,030,000	8,990,135
1.11%, 02/01/2018	15,000	14,934
		9,059,826

U.S. Treasury Notes–9.01%
1.50%, 08/15/2020	79,269,100	79,428,566
1.88%, 07/31/2022	144,105,800	145,197,848
1.63%, 08/31/2022	5,000,000	4,980,566
2.13%, 07/31/2024	26,297,300	26,610,093
2.25%, 08/15/2027	45,292,200	45,813,237
		302,030,310

U.S. Treasury Inflation — Indexed Notes–1.60%(m)
0.13%, 04/15/2021	53,225,250	53,491,898

U.S. Treasury Bonds–2.77%
3.00%, 05/15/2047	88,041,400	92,966,216
Total U.S. Treasury Securities (Cost $455,546,956)		457,548,250

	Shares

Preferred Stocks–0.64%
Investment Banking & Brokerage–0.58%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	446,324	12,019,505
Morgan Stanley, Series F, 6.88% Pfd.	249,737	7,264,850
		19,284,355

Regional Banks–0.06%
CIT Group Inc., Series A, 5.80% Pfd.	45,000	46,969
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	771,120
SunTrust Banks, Inc., Series G, 5.05% Pfd.	1,187,000	1,207,772
		2,025,861
Total Preferred Stocks (Cost $20,752,685)		21,310,216

	Principal Amount
Municipal Obligations–0.04%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$500,000	644,375
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	550,000	695,453
Total Municipal Obligations (Cost $1,050,000)		1,339,828

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–0.01%(n)
Health Care Services–0.00%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	150,000	$199,015

Sovereign Debt–0.01%
Indonesia Government International Bond (Indonesia), Sr. Unsec. Notes, 2.15%, 07/18/2024(b)	EUR	100,000	121,770
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Bonds, 5.13%, 06/15/2025(b)	EUR	100,000	123,744
			245,514
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $403,018)			444,529

	Shares
Common Stocks & Other Equity Interests–0.00%
Auto Parts & Equipment–0.00%
Exide Technologies(e)(o)		14,555	5,822

Other Diversified Financial Services–0.00%
iPayment Holdings, Inc.–Wts., expiring 12/29/2022(e)(o)		172,245	129,184
Total Common Stocks & Other Equity Interests (Cost $19,528)			135,006

Money Market Funds–17.17%
Government & Agency Portfolio–Institutional Class, 0.93%(p)		345,188,710	345,188,710
Treasury Portfolio–Institutional Class, 0.90%(p)		230,122,802	230,122,802
Total Money Market Funds (Cost $575,311,512)			575,311,512

Options Purchased–0.19%
(Cost $7,815,280)(q)			6,517,396
TOTAL INVESTMENTS IN SECURITIES–109.64% (Cost $3,622,925,628)			3,674,239,573
OTHER ASSETS LESS LIABILITIES–(9.64)%			(322,982,684)
NET ASSETS–100.00%			$3,351,256,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Core Plus Bond Fund

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Payment in Kind

RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
USD	– U.S. Dollar
Wts.	– Warrants

Notes	to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $853,939,282, which represented 25.48% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at August 31, 2017 represented less than 1% of the Fund’s Net Assets.
(g)	Zero coupon bond issued at a discount.
(h)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect August 31, 2017.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2017.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(k)	Securities are traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1L and Note 1P.
(m)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Non-income producing security.
(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.
(q)	The table below details options purchased. See Note 1N and Note 1O:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
CHF versus EUR	Call	Deutsche Bank Securities Inc.	04/26/2018	CHF	1.15	EUR	55,000,000	$1,193,379
CHF versus GBP	Call	Goldman Sachs International	01/25/2018	CHF	1.2765	GBP	49,000,000	594,866
CHF versus USD	Call	Goldman Sachs International	09/01/2017	CHF	0.9788	USD	93,300,000	48
USD versus EUR	Call	Morgan Stanley & Co. International PLC	12/01/2017	USD	1.2115	EUR	154,500,000	1,958,165
Subtotal — Call								3,746,458
EUR versus NOK	Put	Bank of America Merrill Lynch	10/13/2017	NOK	9.35	EUR	85,000,000	1,589,304
USD versus MXN	Put	Morgan Stanley & Co. International PLC	08/13/2018	MXN	17.46	USD	64,000,000	1,059,256
Subtotal — Put								2,648,560
Subtotal Foreign Currency Options Purchased — Currency Risk								$6,395,018

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Payment Frequency	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
10 Year Interest Rate Swap	Put	Barclays Bank PLC	0.50%	Semi-Annually	Pay	6 Month JPY LIBOR	Semi-Annually	02/09/2018	JPY	15,612,000,000	$122,378
Subtotal Interest Rate Swaptions Purchased — Interest Rate Risk											$122,378
Total Options Purchased (Cost $7,815,280)											$6,517,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Core Plus Bond Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Excercise Price	Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus EUR	Call	Morgan Stanley & Co. International PLC	12/01/2017	USD 1.2475	$1,086,229	EUR	154,500,000	$(692,860)	$393,369
MXN versus USD	Call	Morgan Stanley & Co. International PLC	08/13/2018	MXN 22.17	1,156,928	USD	64,000,000	(916,414)	240,514
Total Foreign Currency Options Written — Currency Risk					$2,243,157			$(1,609,274)	$633,883

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
U.S. Treasury 2 Year Notes	218	December-2017	$47,156,125	$16,564	$16,564
U.S. Treasury 5 Year Notes	1,772	December-2017	209,982,000	345,732	345,732
U.S. Treasury 10 Year Notes	1,446	December-2017	183,619,406	500,475	500,475
U.S. Treasury Ultra Bonds	25	December-2017	4,226,563	24,945	24,945
Subtotal — Long Futures Contracts				887,716	887,716

Short Futures Contracts
U.S. Treasury 10 Year Ultra Bonds	1,565	December-2017	(213,671,406)	179,674	179,674
U.S. Treasury Long Bonds	291	December-2017	(45,423,281)	188,003	188,003
Subtotal — Short Futures Contracts				367,677	367,677
Total Futures Contracts — Interest Rate Risk				$1,255,393	$1,255,393

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/21/2017	CIBC World Markets Corp.	USD	33,038,308	CAD	42,317,117	$857,261
09/21/2017	Morgan Stanley & Co. International PLC	USD	31,858,313	CAD	41,181,037	1,127,268
10/03/2017	JPMorgan Chase Bank, N.A.	EUR	27,000,000	NOK	259,775,100	1,309,072
11/06/2017	Barclays Bank PLC	USD	44,661,470	EUR	41,500,000	4,926,036
11/06/2017	Goldman Sachs International	USD	59,565,482	EUR	51,395,581	1,846,053
11/06/2017	TD Bank, N.A.	USD	40,120,515	EUR	36,450,000	3,432,849
11/30/2017	Barclays Bank PLC	NZD	44,068,455	USD	32,000,000	411,398
11/30/2017	Barclays Bank PLC	USD	32,331,124	CAD	40,562,240	177,220
11/30/2017	Citigroup Global Markets Inc.	USD	32,000,000	CLP	20,872,000,000	1,201,231
11/30/2017	Deutsche Bank Securities Inc.	USD	29,548,075	EUR	25,000,000	360,571
11/30/2017	Morgan Stanley & Co. International PLC	USD	66,000,000	NOK	521,918,678	1,405,902
01/29/2018	Goldman Sachs International	GBP	21,070,000	CHF	26,623,841	665,215
04/30/2018	Deutsche Bank Securities Inc.	EUR	25,850,000	CHF	29,646,073	233,345
04/30/2018	Deutsche Bank Securities Inc.	USD	31,092,923	EUR	25,850,000	109,977
Subtotal						18,063,398
09/21/2017	CIBC World Markets Corp.	CAD	25,357,020	USD	19,500,000	(810,710)
09/21/2017	Goldman Sachs International	CAD	42,317,117	USD	32,800,000	(1,095,569)
09/21/2017	Morgan Stanley &Co. International PLC	CAD	15,824,017	USD	12,000,000	(674,873)
10/03/2017	Goldman Sachs International	EUR	453,011	USD	531,294	(9,000)
10/03/2017	JPMorgan Chase Bank, N.A.	NOK	259,775,100	SEK	261,343,882	(555,267)
10/03/2017	JPMorgan Chase Bank, N.A.	SEK	261,343,882	EUR	27,453,011	(213,511)
11/06/2017	Barclays Bank PLC	EUR	36,450,000	USD	39,740,013	(3,813,351)
11/06/2017	BNP Paribas S.A.	EUR	41,500,000	USD	45,514,710	(4,072,796)
11/06/2017	Deutsche Bank Securities Inc.	EUR	42,000,000	USD	48,350,400	(1,834,546)
11/06/2017	TD Bank, N.A.	EUR	9,395,581	USD	10,920,456	(306,133)
11/30/2017	CIBC World Markets Corp.	CAD	40,562,240	USD	32,000,000	(508,344)
11/30/2017	Citigroup Global Markets Inc.	GBP	68,227	USD	87,524	(966)
11/30/2017	Citigroup Global Markets Inc.	KRW	29,017,300,000	USD	25,671,075	(158,941)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts — continued
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/30/2017	Deutsche Bank Securities Inc.	CHF	60,599,404	USD	63,022,493	$(550,622)
11/30/2017	Deutsche Bank Securities Inc.	EUR	919,261	USD	1,083,495	(13,258)
01/29/2018	Goldman Sachs International	CHF	26,623,841	USD	27,964,164	(86,648)
01/29/2018	Goldman Sachs International	USD	27,529,641	GBP	21,070,000	(144,044)
04/30/2018	Deutsche Bank Securities Inc.	CHF	29,646,073	USD	31,082,064	(354,181)
Subtotal						(15,202,760)
Total Open Forward Foreign Currency Contracts — Currency Risk						$2,860,638

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(a)
Pay	3 Month USD LIBOR	Quarterly	2.4979%	Semi-Annually	12/19/2026	USD	54,200,000	$—	$2,072,733	$2,072,733
Pay	3 Month USD LIBOR	Quarterly	2.3508	Semi-Annually	02/13/2027	USD	27,000,000	—	676,231	676,231
Pay	3 Month USD LIBOR	Quarterly	2.5003	Semi-Annually	03/07/2027	USD	77,400,000	—	2,958,385	2,958,385
Subtotal								—	5,707,349	5,707,349
Pay	3 Month CBA	Quarterly	1.5988	Semi-Annually	08/04/2019	CAD	411,000,000	—	(86,128)	(86,128)
Receive	3 Month USD LIBOR	Quarterly	(1.6095)	Semi-Annually	08/08/2019	USD	(376,000,000)	—	(560,155)	(560,155)
Subtotal								—	(646,283)	(646,283)
Total Centrally Cleared Interest Rate Swap Agreements — Interest Rate Risk								$—	$5,061,066	$5,061,066
(a) The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Open Over-The-Counter Interest Rate Swap Agreements – Interest Rate Risk
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Pay	Overnight FBIL MIBOR	Semi-Annually	6.0525%	Semi-Annually	08/07/2022	INR	4,657,000,000	$—	$(117,350)	$(117,350)

Abbreviations:

CAD	– Canadian Dollar
CBA	– Canadian Bankers Acceptances
CHF	– Swiss Franc
CLP	– Chilean Peso
EUR	– Euro
FBIL	– Financial Benchmarks India Pvt. Ltd.
GBP	– British Pound Sterling
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MIBOR	– Mumbai Inter-Bank Outright Rate
MXN	– Mexican New Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $3,047,614,116)	$3,098,928,061
Investments in affiliated money market funds, at value and cost	575,311,512
Other investments:
Variation margin receivable — centrally cleared swap agreements	113,183
Swaps receivable — OTC	842,066
Unrealized appreciation on forward foreign currency contracts outstanding	18,063,398
Foreign currencies, at value (Cost $877,052)	879,635
Receivable for:
Investments sold	379,675,220
Fund shares sold	20,937,081
Dividends and interest	20,880,048
Fund expenses absorbed	330,287
Investments matured, at value (Cost $181,248)	265,291
Principal paydowns	65,032
Investment for trustee deferred compensation and retirement plans	121,598
Other assets	169,161
Total assets	4,116,581,573

Liabilities:
Other investments:
Options written, at value (premiums received $2,243,157)	1,609,274
Swaps payable — OTC	374,160
Variation margin payable — futures contracts	159,323
Unrealized depreciation on forward foreign currency contracts outstanding	15,202,760
Unrealized depreciation on swap agreements — OTC	117,350
Payable for:
Investments purchased	741,061,530
Dividends	821,511
Fund shares reacquired	3,864,077
Amount due custodian	401,765
Accrued fees to affiliates	1,006,629
Accrued trustees’ and officers’ fees and benefits	8,176
Accrued other operating expenses	561,731
Trustee deferred compensation and retirement plans	136,398
Total liabilities	765,324,684
Net assets applicable to shares outstanding	$3,351,256,889

Net assets consist of:
Shares of beneficial interest	$3,301,729,465
Undistributed net investment income	4,218,080
Undistributed net realized gain	(15,787,526)
Net unrealized appreciation	61,096,870
$3,351,256,889

Net Assets:
Class A	$805,356,075
Class B	$3,080,190
Class C	$130,591,432
Class R	$10,403,016
Class Y	$1,278,700,264
Class R5	$4,807,085
Class R6	$1,118,318,827

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	73,034,061
Class B	279,344
Class C	11,848,499
Class R	943,937
Class Y	115,886,333
Class R5	436,001
Class R6	101,470,243
Class A:
Net asset value per share	$11.03
Maximum offering price per share
(Net asset value of $11.03 ÷ 95.75%)	$11.52
Class B:
Net asset value and offering price per share	$11.03
Class C:
Net asset value and offering price per share	$11.02
Class R:
Net asset value and offering price per share	$11.02
Class Y:
Net asset value and offering price per share	$11.03
Class R5:
Net asset value and offering price per share	$11.03
Class R6:
Net asset value and offering price per share	$11.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Interest (net of foreign withholding taxes of $22)	$85,027,832
Dividends from affiliated money market funds	2,245,877
Dividends	1,084,432
Total investment income	88,358,141

Expenses:
Advisory fees	11,038,853
Administrative services fees	528,014
Custodian fees	106,525
Distribution fees:
Class A	1,801,118
Class B	46,374
Class C	1,160,431
Class R	44,099
Transfer agent fees — A, B, C, R and Y	2,303,157
Transfer agent fees — R5	1,114
Transfer agent fees — R6	2,195
Trustees’ and officers’ fees and benefits	58,274
Registration and filing fees	281,521
Reports to shareholders	607,353
Professional services fees	90,774
Other	133,734
Total expenses	18,203,536
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(2,081,253)
Net expenses	16,122,283
Net investment income	72,235,858

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gain (loss) from securities sold to affiliates of (6,538))	(24,320,668)
Foreign currencies	(426,946)
Forward foreign currency contracts	(199,787)
Futures contracts	17,906,558
Option contracts written	2,102,853
Swap agreements	3,962,818
(975,172)
Change in net unrealized appreciation (depreciation) of:
Investment securities	14,700,029
Foreign currencies	1,078
Forward foreign currency contracts	3,822,864
Futures contracts	1,590,140
Option contracts written	(173,840)
Swap agreements	4,600,047
24,540,318
Net realized and unrealized gain	23,565,146
Net increase in net assets resulting from operations	$95,801,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$72,235,858	$28,208,862
Net realized gain (loss)	(975,172)	12,204,022
Change in net unrealized appreciation	24,540,318	41,212,715
Net increase in net assets resulting from operations	95,801,004	81,625,599

Distributions to shareholders from net investment income:
Class A	(20,764,232)	(18,207,241)
Class B	(98,923)	(182,004)
Class C	(2,469,732)	(1,976,312)
Class R	(232,383)	(188,532)
Class Y	(22,112,990)	(4,551,318)
Class R5	(108,453)	(6,224)
Class R6	(35,493,900)	(11,809,582)
Total distributions from net investment income	(81,280,613)	(36,921,213)

Distributions to shareholders from net realized gains:
Class A	(971,424)	—
Class B	(7,548)	—
Class C	(154,780)	—
Class R	(11,703)	—
Class Y	(722,824)	—
Class R5	(6,212)	—
Class R6	(1,507,462)	—
Total distributions from net realized gains	(3,381,953)	—

Share transactions–net:
Class A	120,979,944	165,278,190
Class B	(3,265,745)	(2,332,379)
Class C	22,078,328	39,727,034
Class R	2,829,212	1,422,632
Class Y	982,782,379	173,818,144
Class R5	4,562,834	(579,270)
Class R6	(26,764,022)	862,088,662
Net increase in net assets resulting from share transactions	1,103,202,930	1,239,423,013
Net increase in net assets	1,114,341,368	1,284,127,399

Net assets:
Beginning of year	2,236,915,521	952,788,122
End of year (includes undistributed net investment income of $4,218,080 and $5,034,067, respectively)	$3,351,256,889	$2,236,915,521

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain

40                         Invesco Core Plus Bond Fund

circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is

41                         Invesco Core Plus Bond Fund

recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

42                         Invesco Core Plus Bond Fund

Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

N.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are

43                         Invesco Core Plus Bond Fund

increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency

44                         Invesco Core Plus Bond Fund

of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective December 16, 2016, the Adviser has contractually agreed, through at least December 31, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to December 16, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R,

45                         Invesco Core Plus Bond Fund

Class Y, Class R5 and Class R6 shares to 0.86%, 1.61%, 1.61%, 1.11%, 0.61%, 0.61% and 0.61%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $370,793 and reimbursed class level expenses of $783,708, $5,045, $126,232, $9,594 and $779,750 of Class A, Class B, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $336,886 in front-end sales commissions from the sale of Class A shares and $64,379, $209 and $11,977 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

46                         Invesco Core Plus Bond Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$1,658,368,756	$—	$1,658,368,756
Asset-Backed Securities	—	470,495,915	—	470,495,915
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	482,768,165	—	482,768,165
U.S. Treasury Securities	—	457,548,250	—	457,548,250
Preferred Stocks	20,055,475	1,254,741	—	21,310,216
Municipal Obligations	—	1,339,828	—	1,339,828
Non-U.S. Dollar Denominated Bonds & Notes	—	444,529	—	444,529
Common Stocks & Other Equity Interests	—	—	135,006	135,006
Options Purchased	—	6,517,396	—	6,517,396
Money Market Funds	575,311,512	—	—	575,311,512
Investments Matured	—	265,291	—	265,291
	595,366,987	3,079,002,871	135,006	3,674,504,864
Forward Foreign Currency Contracts*	—	2,860,638	—	2,860,638
Futures Contracts*	1,255,393	—	—	1,255,393
Options Written*	—	(1,609,274)	—	(1,609,274)
Swap Agreements*	—	4,943,716	—	4,943,716
Total Investments	$596,622,380	$3,085,197,951	$135,006	$3,681,955,337

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$1,255,393	$1,255,393
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	5,707,349	5,707,349
Options purchased, at value — OTC(b)	6,395,018	122,378	6,517,396
Unrealized appreciation on forward foreign currency contracts outstanding	18,063,398	—	18,063,398
Total Derivative Assets	24,458,416	7,085,120	31,543,536
Derivatives not subject to master netting agreements	—	(6,962,742)	(6,962,742)
Total Derivative Assets subject to master netting agreements	$24,458,416	$122,378	$24,580,794

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$—	$(646,283)	$(646,283)
Unrealized depreciation on swap agreements — OTC	—	(117,350)	(117,350)
Options written, at value — OTC	(1,609,274)	—	(1,609,274)
Unrealized depreciation on forward foreign currency contracts outstanding	(15,202,760)	—	(15,202,760)
Total Derivative Liabilities	(16,812,034)	(763,633)	(17,575,667)
Derivatives not subject to master netting agreements	—	646,283	646,283
Total Derivative Liabilities subject to master netting agreements	$(16,812,034)	$(117,350)	$(16,929,384)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

47                         Invesco Core Plus Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2017.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/ Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch	$—	$1,589,304	$—	$1,589,304	$—	$—	$—	$—	$1,589,304	$—	$—	$1,589,304
Barclays Bank PLC	5,514,654	122,378	—	5,637,032	(3,813,351)	—	—	(3,813,351)	1,823,681	—	—	1,823,681
BNP Paribas S.A.	—	—	—	—	(4,072,796)	—	—	(4,072,796)	(4,072,796)	—	—	(4,072,796)
CIBC World Markets Corp.	857,261	—	—	857,261	(1,319,054)	—	—	(1,319,054)	(461,793)	—	—	(461,793)
Citigroup Global Markets Inc.	1,201,231	—	—	1,201,231	(159,907)	—	—	(159,907)	1,041,324	—	—	1,041,324
Deutsche Bank Securities Inc.	703,893	1,193,379	—	1,897,272	(2,752,607)	—	—	(2,752,607)	(855,335)	—	—	(855,335)
Goldman Sachs International	2,511,268	594,914	302,096	3,408,278	(1,335,261)	—	(117,350)	(1,452,611)	1,955,667	—	—	1,955,667
JPMorgan Chase Bank, N.A.	1,309,072	—	—	1,309,072	(768,778)	—	—	(768,778)	540,294	—	—	540,294
Morgan Stanley & Co. International PLC	2,533,170	3,017,421	539,970	6,090,561	(674,873)	(1,609,274)	(374,160)	(2,658,307)	3,432,254	—	—	3,432,254
TD Bank, N.A.	3,432,849	—	—	3,432,849	(306,133)	—	—	(306,133)	3,126,716	—	—	3,126,716
Total	$18,063,398	$6,517,396	$842,066	$25,422,860	$(15,202,760)	$(1,609,274)	$(491,510)	$(17,303,544)	$8,119,316	$—	$—	$8,119,316

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(199,787)	$—	$(199,787)
Futures contracts	—	—	17,906,558	17,906,558
Options purchased(a)	(1,111,350)	2,002,708	(2,039,576)	(1,148,218)
Options written	38,750	1,569,868	494,235	2,102,853
Swap agreements	(1,136,679)	—	5,099,497	3,962,818
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	3,822,864	—	3,822,864
Futures contracts	—	—	1,590,140	1,590,140
Options purchased(a)	59,366	1,106,661	(814,740)	351,287
Options written	(66,633)	(107,207)	—	(173,840)
Swap agreements	104,276	—	4,495,771	4,600,047
Total	$(2,112,270)	$8,195,107	$26,731,885	$32,814,722

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the eleven month average notional value of options written and the twelve month average notional value of forward foreign currency contracts, futures contracts, options purchased and swap agreements.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$716,931,052	$447,494,097	$400,464,308	$129,124,727	$367,893,357

48                         Invesco Core Plus Bond Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities sales of $157,786, which resulted in net realized gains (losses) of $(6,538).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,131.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$84,662,566	$36,921,213

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$9,253,184
Net unrealized appreciation — investments	52,775,621
Net unrealized appreciation — foreign currencies	5,253
Temporary book/tax differences	(127,952)
Capital loss carryforward	(12,378,682)
Shares of beneficial interest	3,301,729,465
Total net assets	$3,351,256,889

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

49                         Invesco Core Plus Bond Fund

The Fund has a capital loss carryforward as of August 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$12,378,682	$—	$12,378,682

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $10,074,685,193 and $9,167,624,266, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,430,321,276 and $5,465,018,420, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$79,700,800
Aggregate unrealized (depreciation) of investments	(26,925,179)
Net unrealized appreciation of investments	$52,775,621

Cost of investments for tax purposes is $3,629,179,716.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of asset and mortgage backed dollar rolls, foreign currency transactions, income from derivative investments, and distributions, on August 31, 2017, undistributed net investment income was increased by $8,228,768, undistributed net realized gain was decreased by $8,680,917 and shares of beneficial interest was increased by $452,149. This reclassification had no effect on the net assets of the Fund.

50                         Invesco Core Plus Bond Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	33,451,331	$362,820,648	26,698,308	$286,930,530
Class B	37,384	405,268	86,209	925,677
Class C	6,645,883	72,162,945	6,359,817	68,330,896
Class R	439,360	4,761,581	277,672	2,979,551
Class Y	107,161,244	1,164,413,002	21,485,228	233,677,834
Class R5	503,718	5,384,508	6,891	74,320
Class R6(b)	6,939,220	74,702,460	84,538,568	932,038,810

Issued as reinvestment of dividends:
Class A	1,793,670	19,459,518	1,492,493	16,042,790
Class B	8,033	86,939	14,107	151,169
Class C	206,989	2,243,400	159,425	1,714,237
Class R	22,257	241,383	17,498	187,876
Class Y	1,650,827	17,948,864	249,081	2,691,271
Class R5	10,533	114,131	471	5,021
Class R6	3,412,400	37,001,362	1,094,486	11,809,582

Automatic conversion of Class B shares to Class A shares:
Class A	196,233	2,127,779	189,382	2,031,185
Class B	(196,285)	(2,127,779)	(189,423)	(2,031,185)

Reacquired:
Class A	(24,337,323)	(263,428,001)	(13,017,269)	(139,726,315)
Class B	(150,712)	(1,630,173)	(128,873)	(1,378,040)
Class C	(4,831,062)	(52,328,017)	(2,822,220)	(30,318,099)
Class R	(200,503)	(2,173,752)	(162,547)	(1,744,795)
Class Y	(18,440,799)	(199,579,487)	(5,839,784)	(62,550,961)
Class R5	(86,397)	(935,805)	(62,030)	(658,611)
Class R6	(12,708,357)	(138,467,844)	(7,683,716)	(81,759,730)
Net increase in share activity	101,527,644	$1,103,202,930	112,763,774	$1,239,423,013

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by the Advisor or an affiliate of the Adviser.
(b)	During the year ended August 31, 2016, Class R6 shares valued at $892,241,733 were issued to investors in the CollegeBound 529 program. The program and the Fund are affiliated by having the same investment adviser.

51                         Invesco Core Plus Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$11.05	$0.28	$0.03	$0.31	$(0.31)	$(0.02)	$(0.33)	$11.03	2.88%	$805,356	0.76	%(d)	0.88	%(d)	2.54	%(d)	547%
Year ended 08/31/16	10.63	0.25	0.51	0.76	(0.34)	—	(0.34)	11.05	7.33	684,628	0.83		0.92		2.40		518
Year ended 08/31/15	10.92	0.30	(0.20)	0.10	(0.39)	—	(0.39)	10.63	0.91	495,226	0.84		0.97		2.78		537
Year ended 08/31/14	10.41	0.39	0.58	0.97	(0.46)	—	(0.46)	10.92	9.44	333,641	0.81		1.03		3.62		398
Year ended 08/31/13	10.95	0.31	(0.51)	(0.20)	(0.34)	—	(0.34)	10.41	(1.92)	324,537	0.73		0.99		2.86		252
Class B
Year ended 08/31/17	11.05	0.20	0.03	0.23	(0.23)	(0.02)	(0.25)	11.03	2.11	3,080	1.51	(d)	1.63	(d)	1.79	(d)	547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	(0.26)	11.05	6.53	6,420	1.58		1.67		1.65		518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	8,494	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	11,899	1.56		1.78		2.87		398
Year ended 08/31/13	10.95	0.23	(0.51)	(0.28)	(0.26)	—	(0.26)	10.41	(2.66)	15,876	1.48		1.74		2.11		252
Class C
Year ended 08/31/17	11.05	0.20	0.02	0.22	(0.23)	(0.02)	(0.25)	11.02	2.02	130,591	1.51	(d)	1.63	(d)	1.79	(d)	547
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	(0.26)	11.05	6.53	108,579	1.58		1.67		1.65		518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	65,160	1.59		1.72		2.03		537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	38,142	1.56		1.78		2.87		398
Year ended 08/31/13	10.94	0.23	(0.50)	(0.27)	(0.26)	—	(0.26)	10.41	(2.56)	35,770	1.48		1.74		2.11		252
Class R
Year ended 08/31/17	11.05	0.25	0.02	0.27	(0.28)	(0.02)	(0.30)	11.02	2.53	10,403	1.01	(d)	1.13	(d)	2.29	(d)	547
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	—	(0.32)	11.05	7.06	7,545	1.08		1.17		2.15		518
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	—	(0.36)	10.63	0.75	5,848	1.09		1.22		2.53		537
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	—	(0.43)	10.91	9.07	3,554	1.06		1.28		3.37		398
Year ended 08/31/13	10.95	0.28	(0.51)	(0.23)	(0.31)	—	(0.31)	10.41	(2.16)	2,820	0.98		1.24		2.61		252
Class Y
Year ended 08/31/17	11.06	0.30	0.03	0.33	(0.34)	(0.02)	(0.36)	11.03	3.04	1,278,700	0.51	(d)	0.63	(d)	2.79	(d)	547
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	—	(0.37)	11.06	7.59	282,260	0.58		0.67		2.65		518
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.64	1.25	102,380	0.59		0.72		3.03		537
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	—	(0.48)	10.92	9.61	9,699	0.56		0.78		3.87		398
Year ended 08/31/13	10.95	0.34	(0.50)	(0.16)	(0.37)	—	(0.37)	10.42	(1.58)	1,456	0.48		0.74		3.11		252
Class R5
Year ended 08/31/17	11.05	0.30	0.04	0.34	(0.34)	(0.02)	(0.36)	11.03	3.17	4,807	0.50	(d)	0.51	(d)	2.80	(d)	547
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	—	(0.37)	11.05	7.60	90	0.58		0.60		2.65		518
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.63	1.25	668	0.59		0.60		3.03		537
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	—	(0.48)	10.91	9.72	1,495	0.56		0.60		3.87		398
Year ended 08/31/13	10.94	0.34	(0.51)	(0.17)	(0.37)	—	(0.37)	10.40	(1.68)	1,960	0.48		0.56		3.11		252
Class R6
Year ended 08/31/17	11.05	0.30	0.03	0.33	(0.34)	(0.02)	(0.36)	11.02	3.12	1,118,319	0.47	(d)	0.48	(d)	2.83	(d)	547
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	—	(0.38)	11.05	7.71	1,147,393	0.48		0.50		2.75		518
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	—	(0.43)	10.63	1.32	275,013	0.52		0.53		3.10		537
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	—	(0.48)	10.91	9.64	267,254	0.54		0.56		3.89		398
Year ended 08/31/13(e)	10.97	0.32	(0.54)	(0.22)	(0.34)	—	(0.34)	10.41	(2.07)	185,513	0.48	(f)	0.54	(f)	3.11	(f)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $720,447, $4,637, $116,043, $8,820, $716,809, $3,397 and $1,106,874 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

52                         Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Core Plus Bond Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

53                         Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,037.00	$3.70	$1,021.58	$3.67	0.72%
B	1,000.00	1,032.20	7.53	1,017.80	7.48	1.47
C	1,000.00	1,032.20	7.53	1,017.80	7.48	1.47
R	1,000.00	1,034.80	4.97	1,020.32	4.94	0.97
Y	1,000.00	1,037.30	2.41	1,022.84	2.40	0.47
R5	1,000.00	1,037.30	2.62	1,022.63	2.60	0.51
R6	1,000.00	1,037.50	2.47	1,022.79	2.45	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

54                         Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Core Plus Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Core Plus Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

55                         Invesco Core Plus Bond Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

56                         Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	1.18%
Corporate Dividends Received Deduction*	1.18%
U.S. Treasury Obligations*	8.89%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57                         Invesco Core Plus Bond Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Core Plus Bond Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Core Plus Bond Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	68,601,334	4,134,327	3,548,523	17,113,097
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	70,677,099	2,200,119	3,405,899	17,113,083
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	69,658,877	3,152,126	3,473,188	17,113,090

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

58                         Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Core Plus Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1	10232017	1149

Annual Report to Shareholders	August 31, 2017

Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ◾ B: VADBX ◾ C: VADCX ◾ R: VADRX ◾ Y: VADDX ◾ R6: VADFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Equally-Weighted S&P 500 Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Equally- Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.41%
Class B Shares	11.56
Class C Shares	11.56
Class R Shares	12.13
Class Y Shares	12.69
Class R6 Shares	12.84
S&P 500 Index▼ (Broad Market Index)	16.23
S&P 500 Equal Weight Index▼ (Style-Specific Index)	13.04
Lipper Multi-Cap Core Funds Index∎ (Peer Group Index)	14.49

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2% .1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

    While US stock market indexes rose for the reporting period ended August 31, 2017, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

    The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the market capitalization weighted approach of the S&P 500

Index. Due to the equally weighted nature of the Fund and the capitalization weighted nature of the S&P 500 Index, the Fund will lag the S&P 500 Index when large-cap stocks outperform mid-cap stocks or when market leadership is narrow.

    During the fiscal year, the telecommunication services, health care, materials and utilities sectors contributed the most to the Fund’s relative performance. Specifically, the Fund’s underweight allocations in the consumer staples, health care and telecommunication services sectors contributed to the Fund’s performance relative to the S&P 500 Index. Eight out of 11 sectors in which the Fund was invested delivered positive absolute Fund performance.

    Holdings in the consumer discretionary and IT sectors were the largest overall detractors from Fund performance relative to the S&P 500 Index. The Fund’s underweight allocation in the IT sector hurt relative Fund performance as did overweight exposure to the real estate sector. The Fund’s underweight exposure to mega-cap and larger capitalization stocks within the S&P 500 Index also was a damper on relative performance.

    The top contributor to Fund performance during the reporting period was chipmaker NVIDIA, which delivered strong performance as the company reported robust revenue growth, especially in its graphics processing unit.

    Also contributing to relative Fund performance was NRG Energy, an independent power producer and energy trader. In addition, IT companies Western Digital and Micron Technology were strong performers. Micron Technology saw its stock price rise as revenue growth and increasing earnings per share helped boost the stock.

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	15.6%
Information Technology	13.8
Industrials	13.5
Financials	13.4
Health Care	12.8
Real Estate	6.6
Consumer Staples	6.4
Energy	5.8
Utilities	5.8
Materials	5.0
Telecommunication Services	0.7
Money Market Funds Plus Other Assets Less Liabilities	0.6

Top 10 Equity Holdings*

% of total net assets

1. NRG Energy, Inc.	0.3%
2. Alexion Pharmaceuticals, Inc.	0.3
3. Vertex Pharmaceuticals, Inc.	0.3
4. Gilead Sciences, Inc.	0.3
5. Scripps Networks Interactive Inc.-Class A	0.3
6. Boeing Co. (The)	0.3
7. Ralph Lauren Corp.	0.3
8. Rockwell Collins, Inc.	0.3
9. Biogen Inc.	0.2
10. Red Hat, Inc.	0.2

Total Net Assets	$7.5 billion

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco Equally-Weighted S&P 500 Fund

    Range Resources was the largest detractor from Fund performance as the company’s stock price was hampered by falling oil and gas prices. L Brands also struggled during the fiscal year. The company operates stores such as Bath & Body Works and Victoria’s Secret, whose sales were hurt as brick-and-mortar stores failed to keep pace with online retailers.

    Pharmaceutical company Endo International was also a detractor from Fund performance.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Equally-Weighted S&P 500 Index Fund.

1 Bureau of Economic Analysis

2 Bureau of Labor Statistics, Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined
Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in
1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in
1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in
2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988.
Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in
1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                         Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.
∎	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns

As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.34%
10 Years	7.55
5 Years	12.98
1 Year	6.23

Class B Shares
Inception (12/1/87)	11.03%
10 Years	7.51
5 Years	13.16
1 Year	6.56

Class C Shares
Inception (7/28/97)	7.84%
10 Years	7.36
5 Years	13.42
1 Year	10.56

Class R Shares
Inception (3/31/08)	9.80%
5 Years	13.97
1 Year	12.13

Class Y Shares
Inception (7/28/97)	8.90%
10 Years	8.43
5 Years	14.55
1 Year	12.69

Class R6 Shares
10 Years	8.35%
5 Years	14.65
1 Year	12.84

Average Annual Total Returns

As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.38%
10 Years	7.01
5 Years	13.55
1 Year	10.15

Class B Shares
Inception (12/1/87)	11.08%
10 Years	6.97
5 Years	13.75
1 Year	10.71

Class C Shares
Inception (7/28/97)	7.89%
10 Years	6.83
5 Years	14.00
1 Year	14.66

Class R Shares
Inception (3/31/08)	9.93%
5 Years	14.56
1 Year	16.29

Class Y Shares
Inception (7/28/97)	8.95%
10 Years	7.89
5 Years	15.13
1 Year	16.89

Class R6 Shares
10 Years	7.80%
5 Years	15.22
1 Year	17.01

based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R6 shares was 0.54%, 1.29%, 1.23%, 0.79%, 0.29% and 0.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are

7                         Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.45%
Advertising–0.34%
Interpublic Group of Cos., Inc. (The)	617,469	$12,435,826
Omnicom Group Inc.	182,361	13,199,289
		25,635,115

Aerospace & Defense–2.35%
Arconic Inc.	543,219	13,835,788
Boeing Co. (The)	78,210	18,743,809
General Dynamics Corp.	74,509	15,002,387
L3 Technologies, Inc.	89,376	16,219,956
Lockheed Martin Corp.	53,654	16,385,395
Northrop Grumman Corp.	57,900	15,760,959
Raytheon Co.	92,347	16,808,077
Rockwell Collins, Inc.	141,560	18,551,438
Textron Inc.	314,284	15,428,202
TransDigm Group, Inc.	55,060	14,351,940
United Technologies Corp.	123,196	14,749,025
		175,836,976

Agricultural & Farm Machinery–0.18%
Deere & Co.	118,002	13,679,972

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	353,700	14,614,884

Air Freight & Logistics–0.83%
C.H. Robinson Worldwide, Inc.	219,016	15,469,100
Expeditors International of Washington, Inc.	271,163	15,212,244
FedEx Corp.	72,007	15,436,861
United Parcel Service, Inc.–Class B	138,861	15,880,144
		61,998,349

Airlines–0.85%
Alaska Air Group, Inc.	165,267	12,338,834
American Airlines Group Inc.	295,652	13,227,471
Delta Air Lines, Inc.	280,370	13,230,660
Southwest Airlines Co.	249,957	13,032,758
United Continental Holdings Inc.(b)	188,538	11,681,814
		63,511,537

Alternative Carriers–0.17%
Level 3 Communications, Inc.(b)	238,333	12,972,465

Apparel Retail–0.85%
Foot Locker, Inc.	271,311	9,558,286
Gap, Inc. (The)	651,006	15,376,762
L Brands, Inc.	284,176	10,292,855
Ross Stores, Inc.	239,871	14,020,460
TJX Cos., Inc. (The)	201,716	14,584,067
		63,832,430

	Shares	Value
Apparel, Accessories & Luxury Goods–1.49%
Coach, Inc.	318,118	$13,265,521
Hanesbrands, Inc.	673,424	16,337,266
Michael Kors Holdings Ltd.(b)	416,315	17,576,819
PVH Corp.	140,755	17,719,647
Ralph Lauren Corp.	211,866	18,620,903
Under Armour, Inc.–Class A(b)	352,556	5,693,780
Under Armour, Inc.–Class C(b)	353,712	5,341,051
VF Corp.	268,614	16,887,762
		111,442,749

Application Software–1.47%
Adobe Systems Inc.(b)	107,659	16,704,371
ANSYS, Inc.(b)	119,357	15,375,569
Autodesk, Inc.(b)	140,277	16,056,105
Citrix Systems, Inc.(b)	189,766	14,841,599
Intuit Inc.	106,000	14,993,700
salesforce.com, inc.(b)	170,304	16,262,329
Synopsys, Inc.(b)	198,351	15,951,387
		110,185,060

Asset Management & Custody Banks–1.86%
Affiliated Managers Group, Inc.	91,466	16,161,128
Ameriprise Financial, Inc.	117,498	16,274,648
Bank of New York Mellon Corp. (The)	300,860	15,728,961
BlackRock, Inc.	35,513	14,880,302
Franklin Resources, Inc.	340,258	14,709,353
Invesco Ltd.(c)	433,055	14,195,543
Northern Trust Corp.	161,988	14,335,938
State Street Corp.	170,148	15,736,988
T. Rowe Price Group Inc.	202,845	17,112,004
		139,134,865

Auto Parts & Equipment–0.44%
BorgWarner, Inc.	345,960	16,056,004
Delphi Automotive PLC	173,444	16,720,001
		32,776,005

Automobile Manufacturers–0.41%
Ford Motor Co.	1,335,353	14,728,943
General Motors Co.	432,803	15,814,622
		30,543,565

Automotive Retail–0.71%
Advance Auto Parts, Inc.	115,786	11,335,449
AutoZone, Inc.(b)	24,510	12,952,065
CarMax, Inc.(b)	249,328	16,742,375
O’Reilly Automotive, Inc.(b)	63,830	12,518,978
		53,548,867

Biotechnology–2.12%
AbbVie Inc.	213,326	16,063,448
Alexion Pharmaceuticals, Inc.(b)	141,036	20,084,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–(continued)
Amgen Inc.	90,591	$16,104,362
Biogen Inc.(b)	57,187	18,103,117
Celgene Corp.(b)	125,750	17,470,448
Gilead Sciences, Inc.	229,713	19,229,275
Incyte Corp.(b)	124,852	17,155,913
Regeneron Pharmaceuticals, Inc.(b)	31,237	15,521,665
Vertex Pharmaceuticals Inc.(b)	121,167	19,452,150
		159,185,315

Brewers–0.20%
Molson Coors Brewing Co.–Class B	170,051	15,262,077

Broadcasting–0.63%
CBS Corp.–Class B	244,810	15,682,529
Discovery Communications, Inc.–Class A(b)	240,424	5,339,817
Discovery Communications, Inc.–Class C(b)	339,826	7,139,744
Scripps Networks Interactive Inc.–Class A	221,167	18,942,953
		47,105,043

Building Products–0.94%
A.O. Smith Corp.	214,610	11,951,631
Allegion PLC	192,444	15,147,267
Fortune Brands Home & Security, Inc.	234,756	14,679,293
Johnson Controls International PLC	353,279	13,986,315
Masco Corp.	399,314	14,682,776
		70,447,282

Cable & Satellite–0.61%
Charter Communications, Inc.–Class A(b)	44,653	17,796,007
Comcast Corp.–Class A	365,261	14,833,249
DISH Network Corp.–Class A(b)	228,582	13,095,463
		45,724,719

Casinos & Gaming–0.41%
MGM Resorts International	437,236	14,411,299
Wynn Resorts Ltd.	114,687	15,940,346
		30,351,645

Commodity Chemicals–0.22%
LyondellBasell Industries N.V.–Class A	181,515	16,443,444

Communications Equipment–1.01%
Cisco Systems, Inc.	473,780	15,260,454
F5 Networks, Inc.(b)	114,945	13,722,134
Harris Corp.	136,277	16,748,443
Juniper Networks, Inc.	519,485	14,405,319
Motorola Solutions, Inc.	172,478	15,198,762
		75,335,112

Computer & Electronics Retail–0.19%
Best Buy Co., Inc.	255,676	13,872,980

Construction & Engineering–0.58%
Fluor Corp.	320,657	12,367,741

	Shares	Value
Construction & Engineering–(continued)
Jacobs Engineering Group, Inc.	270,472	$14,738,019
Quanta Services, Inc.(b)	454,371	16,325,550
		43,431,310

Construction Machinery & Heavy Trucks–0.62%
Caterpillar Inc.	140,317	16,485,844
Cummins Inc.	93,339	14,876,370
PACCAR Inc.	232,189	15,401,096
		46,763,310

Construction Materials–0.36%
Martin Marietta Materials, Inc.	63,292	13,417,271
Vulcan Materials Co.	114,036	13,828,005
		27,245,276

Consumer Electronics–0.20%
Garmin Ltd.	286,422	14,750,733

Consumer Finance–0.99%
American Express Co.	185,063	15,933,925
Capital One Financial Corp.	185,618	14,777,049
Discover Financial Services	245,376	14,464,915
Navient Corp.	973,950	12,856,140
Synchrony Financial	517,856	15,944,786
		73,976,815

Copper–0.24%
Freeport-McMoRan Inc.(b)	1,202,467	17,772,462

Data Processing & Outsourced Services–2.31%
Alliance Data Systems Corp.	61,577	13,885,613
Automatic Data Processing, Inc.	148,460	15,806,536
Fidelity National Information Services, Inc.	175,658	16,322,141
Fiserv, Inc.(b)	120,970	14,965,199
Global Payments Inc.	166,806	15,928,305
Mastercard Inc.–Class A	120,793	16,101,707
Paychex, Inc.	253,798	14,474,100
PayPal Holdings, Inc.(b)	278,323	17,166,963
Total System Services, Inc.	249,915	17,274,125
Visa Inc.–Class A	157,175	16,270,756
Western Union Co. (The)	781,824	14,792,110
		172,987,555

Department Stores–0.58%
Kohl’s Corp.	392,460	15,612,059
Macy’s, Inc.	654,735	13,598,846
Nordstrom, Inc.	315,150	14,061,993
		43,272,898

Distillers & Vintners–0.43%
Brown-Forman Corp.–Class B	302,329	16,035,530
Constellation Brands, Inc.–Class A	82,112	16,430,611
		32,466,141

Distributors–0.39%
Genuine Parts Co.	162,236	13,438,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Distributors–(continued)
LKQ Corp.(b)	464,888	$16,108,369
		29,546,377

Diversified Banks–1.00%
Bank of America Corp.	627,904	15,000,627
Citigroup Inc.	230,604	15,687,990
JPMorgan Chase & Co.	170,911	15,534,101
U.S. Bancorp	281,006	14,401,557
Wells Fargo & Co.	276,253	14,108,241
		74,732,516

Diversified Chemicals–0.41%
Dow Chemical Co. (The)	229,571	15,300,907
Eastman Chemical Co.	180,020	15,517,724
		30,818,631

Diversified Support Services–0.22%
Cintas Corp.	120,148	16,221,181

Drug Retail–0.39%
CVS Health Corp.	186,456	14,420,507
Walgreens Boots Alliance, Inc.	183,510	14,956,065
		29,376,572

Electric Utilities–2.85%
Alliant Energy Corp.	360,215	15,395,589
American Electric Power Co., Inc.	206,825	15,228,525
Duke Energy Corp.	173,384	15,136,423
Edison International	182,832	14,659,470
Entergy Corp.	187,468	14,841,841
Eversource Energy	238,562	15,029,406
Exelon Corp.	405,856	15,369,767
FirstEnergy Corp.	510,562	16,634,110
NextEra Energy, Inc.	105,978	15,950,749
PG&E Corp.	217,255	15,290,407
Pinnacle West Capital Corp.	168,911	15,196,923
PPL Corp.	379,144	14,877,610
Southern Co. (The)	293,260	14,152,728
Xcel Energy, Inc.	313,885	15,537,307
		213,300,855

Electrical Components & Equipment–0.98%
Acuity Brands, Inc.	83,883	14,829,676
AMETEK, Inc.	238,256	15,069,692
Eaton Corp. PLC	196,230	14,081,465
Emerson Electric Co.	244,810	14,453,582
Rockwell Automation, Inc.	91,669	15,039,216
		73,473,631

Electronic Components–0.41%
Amphenol Corp.–Class A	196,178	15,878,647
Corning Inc.	513,384	14,764,924
		30,643,571

Electronic Equipment & Instruments–0.20%
FLIR Systems, Inc.	403,323	15,326,274

	Shares	Value
Electronic Manufacturing Services–0.20%
TE Connectivity Ltd.	186,737	$14,864,265

Environmental & Facilities Services–0.59%
Republic Services, Inc.	232,443	15,164,581
Stericycle, Inc.(b)	188,108	13,523,084
Waste Management, Inc.	204,576	15,774,856
		44,462,521

Fertilizers & Agricultural Chemicals–0.80%
CF Industries Holdings, Inc.	545,412	15,811,494
FMC Corp.	193,976	16,724,611
Monsanto Co.	126,466	14,821,815
Mosaic Co. (The)	632,177	12,630,896
		59,988,816

Financial Exchanges & Data–1.27%
CBOE Holdings Inc.	165,598	16,707,182
CME Group Inc.–Class A	119,482	15,030,836
Intercontinental Exchange, Inc.	232,334	15,025,040
Moody’s Corp.	127,224	17,051,833
Nasdaq, Inc.	210,695	15,882,189
S&P Global Inc.	101,235	15,623,597
		95,320,677

Food Distributors–0.19%
Sysco Corp.	269,296	14,183,820

Food Retail–0.14%
Kroger Co. (The)	482,861	10,560,170

Footwear–0.20%
NIKE, Inc.–Class B	278,010	14,681,708

General Merchandise Stores–0.59%
Dollar General Corp.	197,586	14,336,840
Dollar Tree, Inc.(b)	197,167	15,702,380
Target Corp.	261,203	14,243,400
		44,282,620

Gold–0.22%
Newmont Mining Corp.	433,308	16,613,029

Health Care Distributors–0.88%
AmerisourceBergen Corp.	161,373	12,950,183
Cardinal Health, Inc.	197,639	13,332,727
Henry Schein, Inc.(b)	80,012	13,896,484
McKesson Corp.	90,962	13,581,536
Patterson Cos. Inc.	322,187	12,404,200
		66,165,130

Health Care Equipment–3.00%
Abbott Laboratories	314,284	16,009,627
Baxter International Inc.	252,290	15,652,072
Becton, Dickinson and Co.	77,408	15,438,252
Boston Scientific Corp.(b)	534,237	14,718,229
C.R. Bard, Inc.	47,294	15,172,388
Danaher Corp.	175,908	14,674,245
Edwards Lifesciences Corp.(b)	127,991	14,547,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Hologic, Inc.(b)	332,717	$12,842,876
IDEXX Laboratories, Inc.(b)	90,315	14,037,661
Intuitive Surgical, Inc.(b)	16,219	16,294,743
Medtronic PLC	171,800	13,850,516
ResMed Inc.	225,188	17,470,085
Stryker Corp.	104,760	14,809,921
Varian Medical Systems, Inc.(b)	145,325	15,440,781
Zimmer Biomet Holdings, Inc.	118,889	13,585,446
		224,544,299

Health Care Facilities–0.38%
HCA Healthcare, Inc.(b)	177,844	13,989,209
Universal Health Services, Inc.–Class B	131,027	14,167,950
		28,157,159

Health Care REIT’s–0.59%
HCP, Inc.	476,667	14,209,443
Ventas, Inc.	222,259	15,211,406
Welltower Inc.	202,348	14,815,921
		44,236,770

Health Care Services–0.99%
DaVita Inc.(b)	230,532	13,499,954
Envision Healthcare Corp.(b)	264,691	13,872,455
Express Scripts Holding Co.(b)	242,020	15,203,697
Laboratory Corp. of America Holdings(b)	105,699	16,581,002
Quest Diagnostics Inc.	137,094	14,854,135
		74,011,243

Health Care Supplies–0.62%
Align Technology, Inc.(b)	99,848	17,647,135
Cooper Cos., Inc. (The)	62,596	15,700,955
DENTSPLY SIRONA Inc.	234,645	13,273,868
		46,621,958

Health Care Technology–0.20%
Cerner Corp.(b)	224,237	15,198,784

Home Entertainment Software–0.44%
Activision Blizzard, Inc.	256,116	16,790,965
Electronic Arts Inc.(b)	134,550	16,347,825
		33,138,790

Home Furnishings–0.38%
Leggett & Platt, Inc.	284,884	13,096,118
Mohawk Industries, Inc.(b)	61,885	15,664,331
		28,760,449

Home Improvement Retail–0.38%
Home Depot, Inc. (The)	97,165	14,562,119
Lowe’s Cos., Inc.	188,969	13,962,919
		28,525,038

Homebuilding–0.63%
D.R. Horton, Inc.	442,072	15,980,903
Lennar Corp.–Class A	285,816	14,793,836

	Shares	Value
Homebuilding–(continued)
PulteGroup Inc.	634,065	$16,371,558
		47,146,297

Hotel and Resort REIT’s–0.20%
Host Hotels & Resorts Inc.	808,622	14,652,231

Hotels, Resorts & Cruise Lines–1.04%
Carnival Corp.	234,645	16,303,134
Hilton Worldwide Holdings Inc.	229,536	14,766,051
Marriott International Inc.–Class A	145,112	15,030,701
Royal Caribbean Cruises Ltd.	135,334	16,843,670
Wyndham Worldwide Corp.	150,278	14,979,711
		77,923,267

Household Appliances–0.18%
Whirlpool Corp.	77,821	13,355,640

Household Products–0.97%
Church & Dwight Co., Inc.	280,423	14,068,822
Clorox Co. (The)	108,373	15,012,912
Colgate-Palmolive Co.	196,152	14,052,329
Kimberly-Clark Corp.	115,418	14,229,885
Procter & Gamble Co. (The)	168,585	15,555,338
		72,919,286

Housewares & Specialties–0.18%
Newell Brands, Inc.	279,159	13,477,797

Human Resource & Employment Services–0.19%
Robert Half International, Inc.	314,550	14,249,115

Hypermarkets & Super Centers–0.37%
Costco Wholesale Corp.	82,394	12,914,435
Wal-Mart Stores, Inc.	187,137	14,609,786
		27,524,221

Independent Power Producers & Energy Traders–0.48%
AES Corp. (The)	1,268,130	14,000,155
NRG Energy, Inc.	890,502	22,182,405
		36,182,560

Industrial Conglomerates–0.78%
3M Co.	71,823	14,674,875
General Electric Co.	531,942	13,059,176
Honeywell International Inc.	111,087	15,360,000
Roper Technologies, Inc.	64,946	14,980,444
		58,074,495

Industrial Gases–0.39%
Air Products and Chemicals, Inc.	101,901	14,813,348
Praxair, Inc.	109,129	14,354,829
		29,168,177
Industrial Machinery–1.96%
Dover Corp.	179,022	15,195,387
Flowserve Corp.	314,217	12,342,444
Fortive Corp.	235,575	15,305,308
Illinois Tool Works Inc.	102,640	14,114,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Machinery–(continued)
Ingersoll-Rand PLC	168,681	$14,403,671
Parker-Hannifin Corp.	94,640	15,226,630
Pentair PLC (United Kingdom)	224,305	13,918,125
Snap-on Inc.	94,358	13,924,410
Stanley Black & Decker Inc.	106,167	15,288,048
Xylem, Inc.	275,383	17,093,023
		146,811,072

Industrial REIT’s–0.43%
Duke Realty Corp.	533,537	15,856,720
Prologis, Inc.	260,151	16,483,167
		32,339,887

Insurance Brokers–0.81%
Aon PLC	112,050	15,592,878
Arthur J. Gallagher & Co.	256,780	14,867,562
Marsh & McLennan Cos., Inc.	189,984	14,833,951
Willis Towers Watson PLC	102,034	15,148,988
		60,443,379

Integrated Oil & Gas–0.58%
Chevron Corp.	139,684	15,032,792
Exxon Mobil Corp.	180,962	13,812,830
Occidental Petroleum Corp.	243,606	14,543,278
		43,388,900

Integrated Telecommunication Services–0.55%
AT&T Inc.	383,152	14,352,874
CenturyLink Inc.	569,225	11,225,117
Verizon Communications Inc.	318,118	15,260,120
		40,838,111

Internet & Direct Marketing Retail–1.05%
Amazon.com, Inc.(b)(d)	15,191	14,896,295
Expedia, Inc.	103,505	15,356,002
Netflix Inc.(b)	94,047	16,430,951
Priceline Group Inc. (The)(b)	8,068	14,942,581
TripAdvisor Inc.(b)	396,544	16,944,325
		78,570,154

Internet Software & Services–1.05%
Akamai Technologies, Inc.(b)	308,798	14,559,826
Alphabet Inc.–Class A(b)	7,761	7,413,618
Alphabet Inc.–Class C(b)(d)	7,719	7,250,688
eBay Inc.(b)	425,371	15,368,654
Facebook, Inc.–Class A(b)	99,347	17,084,704
VeriSign, Inc.(b)	160,971	16,700,741
		78,378,231

Investment Banking & Brokerage–1.01%
Charles Schwab Corp. (The)	359,953	14,362,125
E*TRADE Financial Corp.(b)	402,340	16,499,963
Goldman Sachs Group, Inc. (The)	66,815	14,949,188
Morgan Stanley	330,939	15,057,725
Raymond James Financial, Inc.	189,838	14,868,112
		75,737,113

	Shares	Value
IT Consulting & Other Services–1.23%
Accenture PLC–Class A	118,124	$15,445,894
Cognizant Technology Solutions Corp.–Class A	224,136	15,862,105
CSRA Inc.	472,575	14,890,838
DXC Technology Co.	197,902	16,821,670
Gartner, Inc.(b)	125,199	15,097,748
International Business Machines Corp.	96,446	13,794,671
		91,912,926

Leisure Products–0.33%
Hasbro, Inc.	137,742	13,533,151
Mattel, Inc.	667,377	10,824,855
		24,358,006

Life & Health Insurance–1.57%
Aflac, Inc.	190,544	15,729,407
Brighthouse Financial, Inc.(b)	238,968	13,637,930
Lincoln National Corp.	217,765	14,777,533
MetLife, Inc.	313,793	14,694,926
Principal Financial Group, Inc.	228,970	14,315,204
Prudential Financial, Inc.	137,934	14,080,303
Torchmark Corp.	193,622	14,903,085
Unum Group	319,692	15,402,761
		117,541,149

Life Sciences Tools & Services–1.50%
Agilent Technologies, Inc.	251,012	16,245,497
Illumina, Inc.(b)	85,376	17,455,977
Mettler-Toledo International Inc.(b)	25,022	15,140,562
PerkinElmer, Inc.	232,552	15,578,658
Quintiles IMS Holdings, Inc.(b)	180,425	17,326,213
Thermo Fisher Scientific, Inc.	84,961	15,899,601
Waters Corp.(b)	80,341	14,740,967
		112,387,475

Managed Health Care–1.30%
Aetna Inc.	99,221	15,647,152
Anthem, Inc.	79,512	15,587,532
Centene Corp.(b)	191,773	17,039,031
Cigna Corp.	89,135	16,227,918
Humana Inc.	64,706	16,669,560
UnitedHealth Group Inc.	81,904	16,290,706
		97,461,899

Metal & Glass Containers–0.20%
Ball Corp.	368,979	14,755,470

Motorcycle Manufacturers–0.17%
Harley-Davidson, Inc.	278,949	13,113,392

Movies & Entertainment–0.75%
Time Warner Inc.	149,838	15,148,622
Twenty-First Century Fox, Inc.–Class A	362,660	10,005,789
Twenty-First Century Fox, Inc.–Class B	167,869	4,549,250
Viacom Inc.–Class B	419,843	12,007,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Movies & Entertainment–(continued)
Walt Disney Co. (The)	140,715	$14,240,358
		55,951,529

Multi-Line Insurance–0.77%
American International Group, Inc.	231,574	14,005,596
Assurant, Inc.	146,168	13,840,648
Hartford Financial Services Group, Inc. (The)	288,535	15,601,087
Loews Corp.	313,092	14,583,825
		58,031,156

Multi-Sector Holdings–0.40%
Berkshire Hathaway Inc.–Class B(b)	87,425	15,837,913
Leucadia National Corp.	587,914	13,921,804
		29,759,717

Multi-Utilities–2.23%
Ameren Corp.	264,033	15,839,340
CenterPoint Energy, Inc.	526,291	15,588,739
CMS Energy Corp.	316,357	15,355,969
Consolidated Edison, Inc.	178,528	15,044,555
Dominion Energy, Inc.	187,468	14,766,854
DTE Energy Co.	136,377	15,317,865
NiSource Inc.	576,735	15,496,869
Public Service Enterprise Group Inc.	335,269	15,704,000
SCANA Corp.	218,405	13,187,294
Sempra Energy	129,238	15,241,037
WEC Energy Group, Inc.	235,426	15,354,484
		166,897,006

Office REIT’s–0.77%
Alexandria Real Estate Equities, Inc.	125,283	15,198,081
Boston Properties, Inc.	118,671	14,311,722
SL Green Realty Corp.	139,973	13,490,598
Vornado Realty Trust	196,787	14,658,664
		57,659,065

Oil & Gas Drilling–0.16%
Helmerich & Payne, Inc.	279,002	11,812,945

Oil & Gas Equipment & Services–0.83%
Baker Hughes, a GE Co.	267,647	9,073,233
Halliburton Co.	331,382	12,913,957
National Oilwell Varco Inc.	434,447	13,324,489
Schlumberger Ltd.	213,296	13,546,429
TechnipFMC PLC (United Kingdom)(b)	520,759	13,451,205
		62,309,313

Oil & Gas Exploration & Production–2.84%
Anadarko Petroleum Corp.	309,764	12,678,641
Apache Corp.	307,457	11,941,630
Cabot Oil & Gas Corp.	649,584	16,596,871
Chesapeake Energy Corp.(b)	2,990,441	10,885,205
Cimarex Energy Co.	148,788	14,832,676
Concho Resources Inc.(b)	119,974	13,313,515
ConocoPhillips	331,603	14,477,787

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Devon Energy Corp.	456,184	$14,324,178
EOG Resources, Inc.	164,992	14,022,670
EQT Corp.	263,098	16,401,529
Hess Corp.	326,719	12,709,369
Marathon Oil Corp.	1,185,206	13,179,491
Newfield Exploration Co.(b)	494,427	12,919,377
Noble Energy, Inc.	510,387	12,131,899
Pioneer Natural Resources Co.	87,709	11,371,472
Range Resources Corp.	641,454	11,135,641
		212,921,951

Oil & Gas Refining & Marketing–0.82%
Andeavor	161,936	16,217,891
Marathon Petroleum Corp.	271,658	14,248,462
Phillips 66	186,784	15,654,367
Valero Energy Corp.	227,742	15,509,230
		61,629,950

Oil & Gas Storage & Transportation–0.62%
Kinder Morgan, Inc.	778,956	15,057,219
ONEOK, Inc.	300,556	16,278,113
Williams Cos., Inc. (The)	505,698	15,034,402
		46,369,734

Packaged Foods & Meats–1.95%
Campbell Soup Co.	262,866	12,144,409
Conagra Brands, Inc.	383,448	12,446,722
General Mills, Inc.	260,333	13,865,335
Hershey Co. (The)	130,349	13,676,217
Hormel Foods Corp.	427,450	13,139,813
JM Smucker Co. (The)	116,879	12,244,244
Kellogg Co.	204,548	13,389,712
Kraft Heinz Co. (The)	163,629	13,213,042
McCormick & Co., Inc.	142,360	13,542,707
Mondelez International, Inc.–Class A	325,788	13,246,540
Tyson Foods, Inc.–Class A	244,649	15,486,282
		146,395,023

Paper Packaging–1.02%
Avery Dennison Corp.	176,744	16,659,889
International Paper Co.	270,767	14,586,218
Packaging Corp. of America	139,648	15,697,832
Sealed Air Corp.	336,712	14,943,279
WestRock Co.	259,379	14,761,259
		76,648,477

Personal Products–0.40%
Coty, Inc.–Class A	793,089	13,149,416
Estee Lauder Cos. Inc. (The)–Class A	154,255	16,503,742
		29,653,158

Pharmaceuticals–1.79%
Allergan PLC	63,962	14,678,000
Bristol-Myers Squibb Co.	276,510	16,723,325
Eli Lilly and Co.	183,396	14,908,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Pharmaceuticals–(continued)
Johnson & Johnson	112,996	$14,957,280
Merck & Co., Inc.	230,819	14,740,101
Mylan N.V.(b)	370,727	11,670,486
Perrigo Co. PLC	207,808	16,408,520
Pfizer Inc.	453,539	15,384,043
Zoetis Inc.	237,457	14,888,554
		134,358,570

Property & Casualty Insurance–1.20%
Allstate Corp. (The)	170,109	15,394,865
Chubb Ltd.	101,408	14,341,119
Cincinnati Financial Corp.	207,055	15,910,106
Progressive Corp. (The)	341,823	15,887,933
Travelers Cos., Inc. (The)	118,680	14,381,642
XL Group Ltd. (Bermuda)	349,130	14,300,365
		90,216,030

Publishing–0.19%
News Corp.–Class A	822,281	10,993,897
News Corp.–Class B	258,037	3,535,107
		14,529,004

Railroads–0.78%
CSX Corp.	280,159	14,063,982
Kansas City Southern	149,236	15,435,479
Norfolk Southern Corp.	124,978	15,062,349
Union Pacific Corp.	135,420	14,259,726
		58,821,536

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	425,371	15,347,386

Regional Banks–2.31%
BB&T Corp.	336,941	15,529,611
Citizens Financial Group, Inc.	408,983	13,549,607
Comerica Inc.	204,520	13,958,490
Fifth Third Bancorp	593,075	15,497,050
Huntington Bancshares Inc.	1,118,321	14,079,661
KeyCorp	798,200	13,737,022
M&T Bank Corp.	90,979	13,452,155
People’s United Financial, Inc.	841,114	14,046,604
PNC Financial Services Group, Inc. (The)	120,665	15,132,597
Regions Financial Corp.	1,032,116	14,563,157
SunTrust Banks, Inc.	262,819	14,481,327
Zions Bancorp.	351,026	15,325,795
		173,353,076

Reinsurance–0.20%
Everest Re Group, Ltd.	58,153	14,682,469

Research & Consulting Services–0.81%
Equifax Inc.	109,669	15,624,542
IHS Markit Ltd.(b)	320,865	15,029,317
Nielsen Holdings PLC	394,543	15,327,995
Verisk Analytics, Inc.–Class A(b)	185,618	15,044,339
		61,026,193

	Shares	Value
Residential REIT’s–1.18%
Apartment Investment & Management Co.–Class A	335,042	$15,187,454
AvalonBay Communities, Inc.	76,221	14,308,968
Equity Residential	219,761	14,756,951
Essex Property Trust, Inc.	55,825	14,847,775
Mid-America Apartment Communities, Inc.	138,641	14,759,721
UDR, Inc.	369,529	14,345,116
		88,205,985

Restaurants–0.91%
Chipotle Mexican Grill, Inc.(b)	32,249	10,213,581
Darden Restaurants, Inc.	161,338	13,244,236
McDonald’s Corp.	98,114	15,695,297
Starbucks Corp.	238,984	13,110,662
Yum! Brands, Inc.	203,316	15,618,735
		67,882,511

Retail REIT’s–1.38%
Federal Realty Investment Trust	119,204	15,130,564
GGP Inc.	637,328	13,224,556
Kimco Realty Corp.	801,212	15,719,780
Macerich Co. (The)	254,712	13,441,152
Realty Income Corp.	268,711	15,467,005
Regency Centers Corp.	238,295	15,327,134
Simon Property Group, Inc.	95,516	14,981,685
		103,291,876

Semiconductor Equipment–0.59%
Applied Materials, Inc.	332,196	14,988,684
KLA-Tencor Corp.	145,738	13,654,193
Lam Research Corp.	94,196	15,634,652
		44,277,529

Semiconductors–2.43%
Advanced Micro Devices, Inc.(b)	1,210,300	15,733,900
Analog Devices, Inc.	189,090	15,821,160
Broadcom Ltd.	61,076	15,395,427
Intel Corp.	416,199	14,596,099
Microchip Technology Inc.	178,036	15,453,525
Micron Technology, Inc.(b)	485,702	15,527,893
NVIDIA Corp.	99,347	16,833,356
Qorvo, Inc.(b)	197,455	14,457,655
QUALCOMM Inc.	260,516	13,617,171
Skyworks Solutions, Inc.	138,887	14,633,134
Texas Instruments Inc.	183,714	15,215,194
Xilinx, Inc.	227,254	15,012,399
		182,296,913

Soft Drinks–0.82%
Coca-Cola Co. (The)	327,945	14,937,895
Dr Pepper Snapple Group, Inc.	162,609	14,805,549
Monster Beverage Corp.(b)	296,951	16,575,805
PepsiCo, Inc.	128,190	14,835,429
		61,154,678
Specialized Consumer Services–0.20%
H&R Block, Inc.	567,486	15,174,576

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Specialized REIT’s–1.89%
American Tower Corp.–Class A	114,080	$16,889,544
Crown Castle International Corp.	145,624	15,791,467
Digital Realty Trust, Inc.	131,154	15,520,764
Equinix, Inc.	33,838	15,850,058
Extra Space Storage Inc.	199,442	15,482,682
Iron Mountain Inc.	446,187	17,588,692
Public Storage	71,605	14,703,371
SBA Communications Corp.–Class A(b)	97,879	15,029,320
Weyerhaeuser Co.	447,261	14,585,181
		141,441,079

Specialty Chemicals–0.97%
Albemarle Corp.	128,790	14,973,125
Ecolab Inc.	111,070	14,805,631
International Flavors & Fragrances Inc.	108,326	14,824,413
PPG Industries, Inc.	135,198	14,103,855
Sherwin-Williams Co. (The)	42,113	14,287,678
		72,994,702

Specialty Stores–0.97%
Signet Jewelers Ltd.	249,831	15,756,841
Staples, Inc.	1,606,755	16,413,002
Tiffany & Co.	156,959	14,346,053
Tractor Supply Co.	260,653	15,511,460
Ulta Beauty, Inc.(b)	48,274	10,669,037
		72,696,393

Steel–0.18%
Nucor Corp.	248,577	13,699,078

Systems Software–1.08%
CA, Inc.	468,700	15,551,466
Microsoft Corp.	211,354	15,802,938
Oracle Corp.	330,057	16,611,769
Red Hat, Inc.(b)	167,276	17,982,170
Symantec Corp.	500,251	14,997,525
		80,945,868

Technology Hardware, Storage & Peripherals–1.42%
Apple Inc.	99,761	16,360,804
Hewlett Packard Enterprise Co.	874,778	15,798,491

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
HP Inc.	834,971	$15,931,247
NetApp, Inc.	376,074	14,539,021
Seagate Technology PLC	350,778	11,060,030
Western Digital Corp.	172,799	15,252,968
Xerox Corp.	535,391	17,277,067
		106,219,628

Tires & Rubber–0.17%
Goodyear Tire & Rubber Co. (The)	419,251	12,703,305

Tobacco–0.36%
Altria Group, Inc.	196,958	12,487,137
Philip Morris International Inc.	123,729	14,467,632
		26,954,769

Trading Companies & Distributors–0.59%
Fastenal Co.	341,509	14,572,189
United Rentals, Inc.(b)	134,843	15,919,564
W.W. Grainger, Inc.	84,287	13,702,538
		44,194,291

Trucking–0.22%
J.B. Hunt Transport Services, Inc.	168,013	16,614,806

Water Utilities–0.20%
American Water Works Co., Inc.	187,515	15,169,963
Total Common Stocks & Other Equity Interests (Cost $5,458,780,015)		7,450,865,298

Money Market Funds–0.37%
Government & Agency Portfolio–Institutional Class, 0.93%(e)	16,680,279	16,680,279
Treasury Portfolio–Institutional Class, 0.90%(e)	11,120,186	11,120,186
Total Money Market Funds (Cost $27,800,465)		27,800,465
TOTAL INVESTMENTS IN SECURITIES–99.82% (Cost $5,486,580,480)		7,478,665,763
OTHER ASSETS LESS LIABILITIES–0.18%		13,139,370
NET ASSETS–100.00%		$7,491,805,133

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

Open Futures Contracts — Equity Risk
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Long Futures Contracts
E-Mini S&P 500 Index	335	September-2017	$41,374,175	$270,357	$270,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $5,446,128,245)	$7,436,669,755
Investments in affiliates, at value (Cost $40,452,235)	41,996,008
Other investments:
Variation margin receivable — futures	242,307
Cash	307,571
Receivable for:
Investments sold	15,046,791
Fund shares sold	11,438,274
Dividends	14,610,598
Fund expenses absorbed	11,755
Investment for trustee deferred compensation and retirement plans	145,051
Other assets	175,255
Total assets	7,520,643,365

Liabilities:
Payable for:
Investments purchased	15,026,384
Fund shares reacquired	8,825,208
Accrued fees to affiliates	3,982,031
Accrued trustees’ and officers’ fees and benefits	22,759
Accrued other operating expenses	752,627
Trustee deferred compensation and retirement plans	229,223
Total liabilities	28,838,232
Net assets applicable to shares outstanding	$7,491,805,133

Net assets consist of:
Shares of beneficial interest	$5,442,549,274
Undistributed net investment income	79,252,651
Undistributed net realized gain (loss)	(22,352,432)
Net unrealized appreciation	1,992,355,640
$7,491,805,133

Net Assets:
Class A	$2,103,145,891
Class B	$2,971,207
Class C	$1,126,360,793
Class R	$132,316,027
Class Y	$3,318,342,800
Class R6	$808,668,415

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	37,232,679
Class B	53,097
Class C	20,839,922
Class R	2,356,282
Class Y	58,159,518
Class R6	14,150,555
Class A:
Net asset value per share	$56.49
Maximum offering price per share
(Net asset value of $56.49 ÷ 94.50%)	$59.78
Class B:
Net asset value and offering price per share	$55.96
Class C:
Net asset value and offering price per share	$54.05
Class R:
Net asset value and offering price per share	$56.15
Class Y:
Net asset value and offering price per share	$57.06
Class R6:
Net asset value and offering price per share	$57.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $25,914)	$129,367,655
Dividends from affiliates	802,547
Total investment income	130,170,202

Expenses:
Advisory fees	7,267,961
Administrative services fees	681,039
Custodian fees	128,946
Distribution fees:
Class A	5,228,663
Class B	42,538
Class C	10,560,078
Class R	632,105
Transfer agent fees — A, B, C, R and Y	7,540,283
Transfer agent fees — R6	10,704
Trustees’ and officers’ fees and benefits	122,683
Registration and filing fees	276,122
Licensing Fees	1,372,052
Reports to shareholders	727,387
Professional services fees	69,582
Other	74,505
Total expenses	34,734,648
Less: Fees waived and expense offset arrangement(s)	(97,949)
Net expenses	34,636,699
Net investment income	95,533,503

Realized and unrealized gain from:
Net realized gain from:
Investment securities	61,282,776
Futures contracts	9,339,035
70,621,811
Change in net unrealized appreciation (depreciation) of:
Investment securities	625,957,326
Futures contracts	(358,847)
625,598,479
Net realized and unrealized gain	696,220,290
Net increase in net assets resulting from operations	$791,753,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$95,533,503	$78,041,885
Net realized gain	70,621,811	80,929,232
Change in net unrealized appreciation	625,598,479	400,607,065
Net increase in net assets resulting from operations	791,753,793	559,578,182

Distributions to shareholders from net investment income:
Class A	(20,999,805)	(25,882,056)
Class B	(17,426)	(68,005)
Class C	(4,661,267)	(7,024,603)
Class R	(982,859)	(1,158,685)
Class Y	(30,728,607)	(32,793,334)
Class R6	(9,489,449)	(607,413)
Total distributions from net investment income	(66,879,413)	(67,534,096)

Distributions to shareholders from net realized gains:
Class A	(6,137,516)	(23,879,186)
Class B	(14,620)	(107,081)
Class C	(3,083,934)	(11,061,008)
Class R	(362,361)	(1,242,285)
Class Y	(7,372,985)	(26,041,641)
Class R6	(2,093,339)	(449,730)
Total distributions from net realized gains	(19,064,755)	(62,780,931)

Share transactions–net:
Class A	(74,416,480)	10,681,087
Class B	(3,001,676)	(3,860,004)
Class C	78,514,976	118,995,185
Class R	7,998,736	13,093,576
Class Y	911,342,045	21,075,608
Class R6	52,009,981	460,763,193
Net increase in net assets resulting from share transactions	972,447,582	620,748,645
Net increase in net assets	1,678,257,207	1,050,011,800

Net assets:
Beginning of year	5,813,547,926	4,763,536,126
End of year (includes undistributed net investment income of $79,252,651 and $47,005,520, respectively)	$7,491,805,133	$5,813,547,926

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they

19                         Invesco Equally-Weighted S&P 500 Fund

convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

20                         Invesco Equally-Weighted S&P 500 Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

21                         Invesco Equally-Weighted S&P 500 Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $86,707.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $659,441 in front-end sales commissions from the sale of Class A shares and $46,849, $142 and $134,152 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

22                         Invesco Equally-Weighted S&P 500 Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$7,450,865,298	$—	$—	$7,450,865,298
Money Market Funds	27,800,465	—	—	27,800,465
	7,478,665,763	—	—	7,478,665,763
Futures Contracts*	270,357	—	—	270,357
Total Investments	$7,478,936,120	$—	$—	$7,478,936,120

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$270,357
Derivatives not subject to master netting agreements	(270,357)
Total Derivative Assets subject to master netting agreements	$—

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$9,339,035
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(358,847)
Total	$8,980,188

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$52,181,685

23                         Invesco Equally-Weighted S&P 500 Fund

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2017.

	Value 08/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 08/31/17	Dividend Income
Invesco Ltd.	$12,022,123	$3,033,688	$(1,591,899)	$1,114,367	$(382,736)	$14,195,543	$479,062

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,242.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$75,986,459	$95,138,354
Long-term capital gain	9,957,709	35,176,673
Total distributions	$85,944,168	$130,315,027

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$124,873,771
Undistributed long-term gain	19,335,705
Net unrealized appreciation — investments	1,905,266,313
Temporary book/tax differences	(219,930)
Shares of beneficial interest	5,442,549,274
Total net assets	$7,491,805,133

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2017.

24                         Invesco Equally-Weighted S&P 500 Fund

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $2,683,314,231 and $1,602,420,240, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,088,762,581
Aggregate unrealized (depreciation) of investments	(183,496,268)
Net unrealized appreciation of investments	$1,905,266,313

Cost of investments for tax purposes is $5,573,669,807.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts, on August 31, 2017, undistributed net investment income was increased by $3,593,041, undistributed net realized gain (loss) was decreased by $3,779,427 and shares of beneficial interest was increased by $186,386. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	11,602,529	$619,572,878	10,197,085	$480,374,178
Class B	7,610	403,684	14,964	710,438
Class C	6,231,866	320,330,692	6,525,395	295,986,771
Class R	1,065,624	56,866,286	968,737	45,385,789
Class Y	32,362,754	1,755,369,328	20,703,234	986,688,097
Class R6	3,249,024	179,790,971	13,179,412	641,949,654

Issued as reinvestment of dividends:
Class A	462,800	24,593,197	970,969	44,120,853
Class B	557	29,469	3,471	157,254
Class C	137,723	7,041,797	379,367	16,608,691
Class R	25,394	1,343,848	52,982	2,399,007
Class Y	574,240	30,767,792	1,087,004	49,784,798
Class R6	216,012	11,582,541	23,058	1,056,728

Automatic conversion of Class B shares to Class A shares:
Class A	43,921	2,363,578	61,680	2,910,819
Class B	(44,235)	(2,363,578)	(62,060)	(2,910,819)

Reacquired:
Class A	(13,326,283)	(720,946,133)	(10,956,351)	(516,724,763)
Class B	(20,206)	(1,071,251)	(39,223)	(1,816,877)
Class C	(4,821,440)	(248,857,513)	(4,289,496)	(193,600,277)
Class R	(929,224)	(50,211,398)	(747,680)	(34,691,220)
Class Y	(15,958,395)	(874,795,075)	(21,746,471)	(1,015,397,287)
Class R6	(2,545,180)	(139,363,531)	(3,745,034)	(182,243,189)
Net increase in share activity	18,335,091	$972,447,582	12,581,043	$620,748,645

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco Equally-Weighted S&P 500 Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$50.91	$0.74	$5.54	$6.28	$(0.54)	$(0.16)	$(0.70)	$56.49	12.41%	$2,103,146	0.53	%(d)	0.53	%(d)	1.37	%(d)	24%
Year ended 08/31/16	46.87	0.75	4.57	5.32	(0.66)	(0.62)	(1.28)	50.91	11.69	1,957,456	0.54		0.54		1.58		29
Year ended 08/31/15	48.54	0.67	(1.18)	(0.51)	(0.49)	(0.67)	(1.16)	46.87	(1.07)	1,789,491	0.54		0.54		1.36		21
Year ended 08/31/14	40.07	0.59	9.45	10.04	(0.48)	(1.09)	(1.57)	48.54	25.64	1,506,665	0.56		0.56		1.31		17
Year ended 08/31/13	33.40	0.55	7.47	8.02	(0.51)	(0.84)	(1.35)	40.07	24.83	999,730	0.57		0.57		1.48		18
Class B
Year ended 08/31/17	50.49	0.33	5.49	5.82	(0.19)	(0.16)	(0.35)	55.96	11.56	2,971	1.28	(d)	1.28	(d)	0.62	(d)	24
Year ended 08/31/16	46.56	0.39	4.55	4.94	(0.39)	(0.62)	(1.01)	50.49	10.85	5,522	1.29		1.29		0.83		29
Year ended 08/31/15	48.35	0.30	(1.16)	(0.86)	(0.26)	(0.67)	(0.93)	46.56	(1.81)	8,950	1.29		1.29		0.61		21
Year ended 08/31/14	40.01	0.25	9.44	9.69	(0.26)	(1.09)	(1.35)	48.35	24.70	15,851	1.31		1.31		0.56		17
Year ended 08/31/13	33.34	0.27	7.49	7.76	(0.25)	(0.84)	(1.09)	40.01	23.90	22,925	1.32		1.32		0.73		18
Class C
Year ended 08/31/17	48.82	0.32	5.30	5.62	(0.23)	(0.16)	(0.39)	54.05	11.56	1,126,361	1.28	(d)	1.28	(d)	0.62	(d)	24
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90 (e)	941,775	1.23	(e)	1.23	(e)	0.89	(e)	29
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29		1.29		0.61		21
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31		1.31		0.56		17
Year ended 08/31/13	32.33	0.26	7.24	7.50	(0.24)	(0.84)	(1.08)	38.75	23.88	141,986	1.32		1.32		0.73		18
Class R
Year ended 08/31/17	50.63	0.60	5.50	6.10	(0.42)	(0.16)	(0.58)	56.15	12.13	132,316	0.78	(d)	0.78	(d)	1.12	(d)	24
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38	111,116	0.79		0.79		1.33		29
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79		0.79		1.11		21
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81		0.81		1.06		17
Year ended 08/31/13	33.31	0.46	7.44	7.90	(0.42)	(0.84)	(1.26)	39.95	24.48	29,320	0.82		0.82		1.23		18
Class Y
Year ended 08/31/17	51.40	0.88	5.59	6.47	(0.65)	(0.16)	(0.81)	57.06	12.69	3,318,343	0.28	(d)	0.28	(d)	1.62	(d)	24
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97	2,116,654	0.29		0.29		1.83		29
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29		0.29		1.61		21
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31		0.31		1.56		17
Year ended 08/31/13	33.64	0.65	7.52	8.17	(0.59)	(0.84)	(1.43)	40.38	25.16	481,948	0.32		0.32		1.73		18
Class R6
Year ended 08/31/17	51.47	0.95	5.60	6.55	(0.71)	(0.16)	(0.87)	57.15	12.84	808,668	0.16	(d)	0.16	(d)	1.74	(d)	24
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08	681,025	0.16		0.16		1.96		29
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16		0.16		1.74		21
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22		0.22		1.65		17
Year ended 08/31/13(f)	34.93	0.62	6.27	6.89	(0.59)	(0.84)	(1.43)	40.39	20.58	12	0.27	(g)	0.27	(g)	1.78	(g)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,091,465, $4,254, $1,056,008, $126,421, $2,865,909 and $723,905 for Class A, Class B, Class C, Class R, Class Y, and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.94% for the year ended August 31, 2016.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

26                         Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

27                         Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,029.40	$2.66	$1,022.58	$2.65	0.52%
B	1,000.00	1,025.50	6.48	1,018.80	6.46	1.27
C	1,000.00	1,025.40	6.48	1,018.80	6.46	1.27
R	1,000.00	1,027.80	3.94	1,021.32	3.92	0.77
Y	1,000.00	1,030.70	1.38	1,023.84	1.38	0.27
R6	1,000.00	1,031.20	0.77	1,024.45	0.77	0.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate Sub-Advisory Contract with Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

29                         Invesco Equally-Weighted S&P 500 Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from

Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,957,709
Qualified Dividend Income*	92.21%
Corporate Dividends Received Deduction*	87.44%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$9,107,046

31                         Invesco Equally-Weighted S&P 500 Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Equally-Weighted S&P 500 Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Equally-Weighted S&P 500 Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	39,899,213	2,567,702	1,784,086	16,974,336
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	41,187,598	1,348,665	1,730,192	16,958,882
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	40,830,165	1,675,179	1,745,668	16,974,325

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

32                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equally-Weighted S&P 500 Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-AR-1 10122017 1213

Annual Report to Shareholders	August 31, 2017

Invesco Equity and Income Fund Nasdaq: A: ACEIX ◾ B: ACEQX ◾ C: ACERX ◾ R: ACESX ◾ Y: ACETX ◾ R5: ACEKX ◾ R6: IEIFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December

2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Equity and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Equity and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A Shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.04%
Class B Shares	11.24
Class C Shares	11.21
Class R Shares	11.71
Class Y Shares	12.32
Class R5 Shares	12.28
Class R6 Shares	12.50
Russell 1000 Value Index▼ (Broad Market Index)	11.58
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	0.37
Lipper Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	12.07

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washing-ton, DC, suggested that enacting significant regulatory and tax reforms might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates three times during the reporting period: in December of 2016 and in March and June of 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2%.1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

    While US stock market indexes rose for the reporting period ended August 31, 2017, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

    For the reporting period as a whole, financials and consumer discretionary were the strongest-performing sectors for the Fund. Energy and materials were the weakest-performing sectors for the Fund, posting negative returns.

    The financials sector was the largest contributor to the Fund’s performance versus the Russell 1000 Value Index due to strong stock selection in and overweight exposure to the sector. Banks and diversified financial stocks – specifically, Citigroup, Bank of America, JP Morgan Chase, Comerica, Morgan Stanley and Citizens Financial Group – were the Fund’s top contributors. These companies benefited from the strong post-presidential election rally in financial stocks, as investor optimism about future interest rates and the economy fueled returns. Financials got another boost in June when the Fed’s Comprehensive Capital Analysis and Review (CCAR) was better than expected, providing a favorable view of the financial strength of US banks.

    Stock selection in the consumer discretionary sector also benefited the Fund’s relative performance, and Carnival was a key contributor. The stock performed well throughout the fiscal year, returning almost 50% for the reporting period when the cruise operator raised its outlook and reported better pricing and strong forward booking volumes for 2017. Charter Communications also contributed to relative results.

    Having no exposure to the real estate sector and an underweight allocation to the telecommunication services sector also benefited the Fund’s performance versus the Russell 1000 Value Index. Both sectors posted negative returns for the fiscal year and were bottom-performing sectors within the Russell 1000 Value Index. The Fund has remained materially underweight these sectors because we believe they are overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

    Stock selection within the industrials sector contributed to the Fund’s relative performance. CSX, a rail-based transportation services firm, was the top contributor within the sector, as the stock returned 80% for the reporting period. The company announced the arrival of a new chief executive officer who is highly

Portfolio Composition
By security type	% of total net assets

Common Stocks and Other Equity Interests	64.9%
Bonds and Notes	19.3
U.S. Treasury Securities	10.0
Security Types Each Less Than 1% of Portfolio	1.0
Money Market Funds Plus Other Assets Less Liabilities	4.8

Top 10 Equity Holdings*
% of total net assets

1.	Citigroup Inc.	3.8%
2.	Bank of America Corp.	2.8
3.	JPMorgan Chase & Co.	2.5
4.	Morgan Stanley	2.0
5.	Oracle Corp.	1.6
6.	Citizens Financial Group, Inc.	1.5
7.	Carnival Corp.	1.4
8.	Royal Dutch Shell PLC-Class A	1.3
9.	Walgreens Boots Alliance, Inc.	1.3
10.	PNC Financial Services Group, Inc. (The)	1.2

Total Net Assets	$14.4 billion

Total Number of Holdings*	396

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco Equity and Income Fund

respected within the industry, and the stock rallied on investors’ expectations of improved profitability.

    Although the Fund’s cash levels averaged below 5% during the reporting period, the cash position was a detractor in a strong equity market, as would be expected.

    Stock selection in the materials sector detracted from the Fund’s performance versus the Russell 1000 Value Index. Within the sector, the largest detractor was The Mosaic Company, a phosphate and potash supplier. During the second quarter of 2017, the stock price fell after the company reported sales and profits that were down sharply from the year before. Operating earnings were down due to lower phosphate and potash prices.

    Stock selection in the energy sector also detracted from the Fund’s relative results. The Fund’s largest detractors included Apache and Devon Energy. After oil prices traded above $50 per barrel for much of the reporting period, higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017.

    The Fund’s underweight allocation to the utilities sector also detracted from relative performance, as this sector was a top-performing sector within the Russell 1000 Value Index. The Fund remained materially underweight in this sector because we believe it to be overvalued.

    The Fund uses high grade bonds as a source of income and to dampen return volatility. This detracted from relative performance in the reporting period as rising interest rates caused bond prices to decline. Similarly, the Fund’s allocation to convertible securities posted double-digit returns on an absolute basis but detracted from relative performance as convertibles underperformed the Russell 1000 Value Index.

    We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Fund’s performance, largely due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    At the end of the reporting period, the Fund’s largest overweight exposures relative to the Russell 1000 Value Index were in the financials and consumer discretionary sectors, while the Fund’s largest underweight exposures were in the real estate and utilities sectors.

    Although equity markets posted strong returns during the reporting period, macroeconomic events generally overshadowed company fundamentals in investors’ minds. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe patiently investing in these opportunities may lead to strong performance over time.

    Thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: Bureau of Economic Analysis
2	Sources: Bureau of Labor Statistics, Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Equity and Income

Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Chuck Burge Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Brian Jurkash Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2000.

Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli Portfolio Manager, is manager of Invesco Equity and Income Fund. He joined Invesco in 2010.

Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Matthew Titus Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Equity and Income Fund.

He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

5                         Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Equity and Income Fund

Average Annual Total Returns As of 8/31/17, including maximum applicable sales charges
Class A Shares
Inception (8/3/60)	10.11%
10 Years	5.78
5 Years	9.20
1 Year	5.92

Class B Shares
Inception (5/1/92)	9.43%
10 Years	6.09
5 Years	9.35
1 Year	6.24

Class C Shares
Inception (7/6/93)	8.67%
10 Years	5.60
5 Years	9.64
1 Year	10.21

Class R Shares
Inception (10/1/02)	8.08%
10 Years	6.10
5 Years	10.18
1 Year	11.71

Class Y Shares
Inception (12/22/04)	7.20%
10 Years	6.63
5 Years	10.72
1 Year	12.32

Class R5 Shares
10 Years	6.63%
5 Years	10.80
1 Year	12.28

Class R6 Shares
10 Years	6.59%
5 Years	10.88
1 Year	12.50

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/3/60)	10.14%
10 Years	5.52
5 Years	9.74
1 Year	10.98

Class B Shares
Inception (5/1/92)	9.48%
10 Years	5.84
5 Years	9.90
1 Year	11.54

Class C Shares
Inception (7/6/93)	8.73%
10 Years	5.33
5 Years	10.18
1 Year	15.59

Class R Shares
Inception (10/1/02)	8.16%
10 Years	5.85
5 Years	10.71
1 Year	17.22

Class Y Shares
Inception (12/22/04)	7.27%
10 Years	6.38
5 Years	11.26
1 Year	17.79

Class R5 Shares
10 Years	6.37%
5 Years	11.34
1 Year	17.86

Class R6 Shares
10 Years	6.32%
5 Years	11.43
1 Year	17.98

fees applicable to Class A shares.     Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.80%, 1.55%, 1.53%, 1.05%, 0.55%, 0.48% and 0.38%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.54%, 1.06%, 0.56%, 0.49% and 0.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                         Invesco Equity and Income Fund

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

8                         Invesco Equity and Income Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
∎	Warrants risk. Warrants may be significantly less valuable or worth lesson their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities.
∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–64.89%
Aerospace & Defense–1.09%
General Dynamics Corp.	785,663	$158,193,245

Apparel, Accessories & Luxury Goods–0.61%
Michael Kors Holdings Ltd.(b)	2,104,337	88,845,108

Asset Management & Custody Banks–1.91%
Northern Trust Corp.	1,166,088	103,198,788
State Street Corp.	1,864,804	172,475,722
		275,674,510

Automobile Manufacturers–1.03%
General Motors Co.	4,080,142	149,088,389

Biotechnology–0.50%
Amgen Inc.	407,967	72,524,294

Broadcasting–0.21%
CBS Corp.–Class B	479,954	30,745,853

Building Products–1.03%
Johnson Controls International PLC	3,761,546	148,919,606

Cable & Satellite–1.73%
Charter Communications, Inc.–Class A(b)	267,683	106,682,383
Comcast Corp.–Class A	3,528,844	143,306,355
		249,988,738

Communications Equipment–1.94%
Cisco Systems, Inc.	4,927,687	158,720,798
Juniper Networks, Inc.	4,384,160	121,572,757
		280,293,555

Construction Machinery & Heavy Trucks–0.14%
Caterpillar Inc.	166,723	19,588,285

Data Processing & Outsourced Services–0.61%
PayPal Holdings, Inc.(b)	1,424,484	87,862,173

Diversified Banks–9.11%
Bank of America Corp.	16,965,378	405,302,880
Citigroup Inc.	7,999,992	544,239,456
JPMorgan Chase & Co.	4,024,399	365,777,625
		1,315,319,961

Diversified Metals & Mining–0.59%
BHP Billiton Ltd. (Australia)	3,887,371	84,595,506

Drug Retail–2.10%
CVS Health Corp.	1,536,493	118,832,369
Walgreens Boots Alliance, Inc.	2,265,402	184,630,263
		303,462,632

Electric Utilities–0.91%
FirstEnergy Corp.	1,413,211	46,042,414
PG&E Corp.	1,208,352	85,043,814
		131,086,228

	Shares	Value
Fertilizers & Agricultural Chemicals–0.94%
Agrium Inc. (Canada)	699,746	$68,603,098
Mosaic Co. (The)	3,335,804	66,649,364
		135,252,462

Health Care Distributors–0.67%
Cardinal Health, Inc.	1,427,546	96,302,253

Health Care Equipment–1.48%
Baxter International Inc.	1,522,127	94,432,759
Medtronic PLC	1,476,729	119,053,892
		213,486,651

Home Improvement Retail–0.59%
Kingfisher PLC (United Kingdom)	21,910,553	84,692,499

Hotels, Resorts & Cruise Lines–1.41%
Carnival Corp.	2,937,186	204,075,683

Industrial Conglomerates–0.36%
General Electric Co.	2,136,832	52,459,226

Industrial Machinery–0.85%
Ingersoll-Rand PLC	1,436,757	122,684,680

Insurance Brokers–2.12%
Aon PLC	1,007,223	140,165,153
Marsh & McLennan Cos., Inc.	911,431	71,164,532
Willis Towers Watson PLC	635,316	94,325,367
		305,655,052

Integrated Oil & Gas–3.68%
Exxon Mobil Corp.	918,075	70,076,665
Occidental Petroleum Corp.	2,786,188	166,335,423
Royal Dutch Shell PLC–Class A (United Kingdom)	6,915,454	190,218,995
TOTAL S.A. (France)	2,020,934	104,525,278
		531,156,361

Integrated Telecommunication Services–0.65%
Orange S.A. (France)	1,386,054	23,576,927
Verizon Communications Inc.	1,453,686	69,733,318
		93,310,245

Internet Software & Services–0.97%
eBay Inc.(b)	3,866,219	139,686,493

Investment Banking & Brokerage–3.61%
Charles Schwab Corp. (The)	2,719,347	108,501,945
Goldman Sachs Group, Inc. (The)	539,620	120,734,579
Morgan Stanley	6,438,334	292,944,197
		522,180,721

IT Consulting & Other Services–0.94%
Cognizant Technology Solutions Corp.–Class A	1,929,636	136,560,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Equity and Income Fund

	Shares	Value
Managed Health Care–0.64%
Anthem, Inc.	474,184	$92,959,031

Movies & Entertainment–0.53%
Time Warner Inc.	759,194	76,754,513

Multi-Line Insurance–0.62%
American International Group, Inc.	1,481,266	89,586,968

Oil & Gas Equipment & Services–1.59%
Baker Hughes, a GE Co.	2,431,114	82,414,765
TechnipFMC PLC (United Kingdom)(b)	5,680,987	146,739,894
		229,154,659

Oil & Gas Exploration & Production–3.05%
Apache Corp.	4,003,989	155,514,933
Canadian Natural Resources Ltd. (Canada)	4,644,359	143,083,600
Devon Energy Corp.	4,518,063	141,867,178
		440,465,711

Other Diversified Financial Services–0.47%
Voya Financial, Inc.	1,767,151	67,558,183

Packaged Foods & Meats–0.77%
Mondelez International, Inc.–Class A	2,727,007	110,880,105

Pharmaceuticals–4.30%
Bristol-Myers Squibb Co.	1,310,488	79,258,314
Merck & Co., Inc.	2,328,618	148,705,546
Novartis AG (Switzerland)	1,364,898	115,165,048
Pfizer Inc.	4,921,959	166,952,849
Sanofi (France)	1,137,185	111,038,276
		621,120,033

Railroads–0.78%
CSX Corp.	2,237,527	112,323,855

Regional Banks–5.75%
BB&T Corp.	919,772	42,392,291
Citizens Financial Group, Inc.	6,540,246	216,678,350
Comerica Inc.	1,541,599	105,214,132
Fifth Third Bancorp	6,146,046	160,596,182
First Horizon National Corp.	4,274,582	73,565,556
KeyCorp	3,030,701	52,158,364
PNC Financial Services Group, Inc. (The)	1,433,375	179,759,559
		830,364,434

Semiconductors–1.51%
Intel Corp.	2,886,944	101,245,126
QUALCOMM Inc.	2,246,802	117,440,341
		218,685,467

Systems Software–1.64%
Oracle Corp.	4,708,646	236,986,153

Tobacco–0.96%
Philip Morris International Inc.	1,186,265	138,709,966

	Shares	Value
Wireless Telecommunication Services–0.50%
Vodafone Group PLC–ADR (United Kingdom)	2,484,843	$72,134,992
Total Common Stocks & Other Equity Interests (Cost $6,934,392,042)		9,371,374,819

	Principal Amount
Bonds & Notes–19.28%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$4,145,000	4,150,277

Aerospace & Defense–0.25%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	3,091,000	3,150,525
Northrop Grumman Corp., Sr. Unsec. Global Notes, 1.75%, 06/01/2018	17,995,000	18,011,510
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	6,465,000	6,463,381
2.50%, 01/15/2023	4,150,000	4,159,906
United Technologies Corp., Sr. Unsec. Global Notes, 4.05%, 05/04/2047	4,280,000	4,353,254
		36,138,576

Agricultural & Farm Machinery–0.10%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,939,914

Agricultural Products–0.04%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	5,052,254

Air Freight & Logistics–0.25%
FedEx Corp.,
Sr. Unsec. Gtd. Bonds,
4.90%, 01/15/2034	4,310,000	4,871,438
Sr. Unsec. Gtd. Notes,
5.10%, 01/15/2044	8,875,000	10,077,008
United Parcel Service, Inc.,
Sr. Unsec. Global Notes, 1.13%, 10/01/2017	18,840,000	18,835,356
Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,531,952
		36,315,754

Airlines–0.15%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	3,877,391	3,964,336
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	2,959,044	3,135,934
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,617,970	4,875,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Equity and Income Fund

	Principal Amount	Value
Airlines–(continued)
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	$1,293,476	$1,336,842
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	4,984,706	5,119,602
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	3,435,943	3,581,970
		22,013,997

Apparel Retail–0.01%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	1,678,000	1,723,242

Application Software–0.43%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	21,913,000	25,829,949
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	29,489,000	28,217,287
RealPage, Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/2022(c)	6,658,000	8,126,921
		62,174,157

Asset Management & Custody Banks–0.15%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,379,067
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,552,063
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,675,842
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	3,855,000	4,008,949
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,536,844
		21,152,765

Automobile Manufacturers–0.31%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	5,220,000	5,226,264
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 1.72%, 12/06/2017	14,510,000	14,510,058
3.10%, 05/04/2023	2,847,000	2,833,158
3.81%, 01/09/2024	4,473,000	4,575,266
4.13%, 08/04/2025	7,006,000	7,199,530
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	5,025,534

	Principal Amount	Value
Automobile Manufacturers–(continued)
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	$5,467,000	$5,963,997
		45,333,807

Automotive Retail–0.10%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,803,842
5.75%, 05/01/2020	7,393,000	8,026,695
		14,830,537

Biotechnology–0.56%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	7,724,793
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	28,367,499
Celgene Corp., Sr. Unsec. Global Notes,
4.00%, 08/15/2023	4,735,000	5,116,184
4.63%, 05/15/2044	13,875,000	14,975,718
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	4,988,000	5,428,997
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024(c)	17,930,000	19,599,731
		81,212,922

Brewers–0.40%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,897,235
3.30%, 02/01/2023	6,427,000	6,678,023
4.70%, 02/01/2036	10,870,000	12,093,136
4.90%, 02/01/2046	12,141,000	13,914,764
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	10,027,582
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes,
1.45%, 07/15/2019	3,501,000	3,472,687
4.20%, 07/15/2046	4,057,000	4,049,223
		57,132,650

Broadcasting–0.68%
Liberty Media Corp., Sr. Unsec. Conv. Notes,
1.00%, 01/30/2023(c)	5,397,000	6,543,863
1.38%, 10/15/2023	61,171,000	75,546,185
Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(d)	14,987,000	16,017,356
		98,107,404

Cable & Satellite–0.49%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	11,448,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	$4,735,000	$4,870,449
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,265,471
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	36,577,000	42,566,484
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes,
5.15%, 04/30/2020	3,320,000	3,604,277
5.95%, 04/01/2041	3,365,000	4,299,100
		70,054,327

Commodity Chemicals–0.07%
Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	9,936,885

Communications Equipment–0.60%
Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	14,876,000	19,627,022
Finisar Corp., Sr. Unsec. Conv. Notes, 0.50%, 12/15/2021(c)(d)	10,562,000	10,179,128
Viavi Solutions Inc.,
Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	34,079,000	36,869,218
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024(c)	19,034,000	19,712,086
		86,387,454

Construction & Engineering–0.12%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 10/01/2044	4,195,000	4,269,227
5.25%, 10/01/2054	13,347,000	13,235,946
		17,505,173

Consumer Finance–0.02%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,571,728

Data Processing & Outsourced Services–0.31%
Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 01/15/2022	32,533,000	37,026,621
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,926,530
		44,953,151

Diversified Banks–1.40%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,604,003
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	7,448,000	7,477,952

	Principal Amount	Value
Diversified Banks–(continued)
Bank of America Corp.,
Sr. Unsec. Global Notes, 5.75%, 12/01/2017	$2,825,000	$2,852,720
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	6,710,000	6,836,477
5.65%, 05/01/2018	8,680,000	8,897,677
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	5,705,000	5,603,625
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	7,235,755
Citigroup Inc.,
Sr. Unsec. Global Notes,
3.67%, 07/24/2028	5,405,000	5,481,432
Unsec. Sub. Global Notes,
5.30%, 05/06/2044	2,765,000	3,218,318
6.68%, 09/13/2043	8,000,000	10,904,236
Unsec. Sub. Notes,
4.75%, 05/18/2046	4,145,000	4,490,552
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	10,540,000	10,614,676
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	8,535,000	8,812,669
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
3.20%, 06/15/2026	4,365,000	4,369,116
4.26%, 02/22/2048	5,355,000	5,676,771
Unsec. Sub. Global Notes,
4.25%, 10/01/2027	3,640,000	3,867,640
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,522,175
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	584,564
National Australia Bank Ltd. (Australia),
Sr. Unsec. Medium-Term Global Notes,
2.00%, 01/14/2019	10,015,000	10,055,065
Sr. Unsec. Notes,
1.88%, 07/12/2021	9,725,000	9,592,225
3.50%, 01/10/2027(c)	10,625,000	11,035,295
Société Générale S.A. (France),
Sr. Unsec. Notes,
2.63%, 09/16/2020(c)	8,565,000	8,692,576
Unsec. Sub. Notes,
5.00%, 01/17/2024(c)	7,365,000	7,939,002
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,388,849
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,354,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	$3,245,000	$3,270,157
Wells Fargo & Co.,
Sr. Unsec. Medium-Term Global Notes,
1.50%, 01/16/2018	2,070,000	2,070,052
Sr. Unsec. Medium-Term Notes,
3.55%, 09/29/2025	6,840,000	7,094,069
Unsec. Sub. Medium-Term Notes,
4.10%, 06/03/2026	4,515,000	4,749,572
4.65%, 11/04/2044	14,430,000	15,403,152
		201,695,205

Diversified Capital Markets–0.55%
Credit Suisse AG (Switzerland),
Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	75,750,000	72,417,000
Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,403,834
		79,820,834

Diversified Chemicals–0.06%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,198,466

Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,941,474

Diversified Support Services–0.04%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2017	6,115,000	6,180,116

Drug Retail–0.17%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,846,723
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	8,005,636	9,162,198
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes,
3.30%, 11/18/2021	6,129,000	6,359,965
4.50%, 11/18/2034	4,519,000	4,779,705
		24,148,591

Electric Utilities–0.31%
Duke Energy Corp., Sr. Unsec. Global Notes, 2.10%, 06/15/2018	19,000,000	19,053,675
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63%(c)(e)	6,390,000	6,629,625
Sr. Unsec. Notes,
4.60%, 01/27/2020(c)	2,150,000	2,280,679
4.88%, 01/22/2044(c)	9,110,000	10,014,486
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	5,572,000	5,799,867

	Principal Amount	Value
Electric Utilities–(continued)
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	$1,050,000	$1,175,161
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	483,365
		45,436,858

Electrical Components & Equipment–0.18%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 1.50%, 11/02/2017	25,825,000	25,821,746

Environmental & Facilities Services–0.03%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	5,033,943

Fertilizers & Agricultural Chemicals–0.02%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	3,055,000	3,070,555

Financial Exchanges & Data–0.07%
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,995,305

Food Retail–0.01%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	1,188,000	1,245,678

Gas Utilities–0.04%
NiSource Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 05/15/2047	6,015,000	6,448,694

General Merchandise Stores–0.03%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,738,093

Health Care Distributors–0.08%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,154,569

Health Care Equipment–0.88%
Becton, Dickinson and Co.,
Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,835,753
Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,830,407
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022(c)	22,012,000	22,782,420
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,131,557
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes,
3.15%, 03/15/2022	10,944,000	11,374,148
4.38%, 03/15/2035	3,635,000	4,028,156
4.63%, 03/15/2044	5,490,000	6,231,493
NuVasive, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 03/15/2021	20,477,000	24,828,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Equity and Income Fund

	Principal Amount	Value
Health Care Equipment–(continued)
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	$9,978,000	$14,904,638
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	22,224,000	25,793,730
		127,740,665

Health Care Facilities–0.18%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	26,567,000	26,533,791

Health Care REIT’s–0.09%
HCP, Inc., Sr. Unsec. Global Notes,
3.88%, 08/15/2024	5,085,000	5,288,319
4.20%, 03/01/2024	4,690,000	4,969,156
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,496,375
		12,753,850

Health Care Services–0.10%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,713,098
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.20%, 02/01/2022	6,132,000	6,301,581
4.70%, 02/01/2045	2,694,000	2,852,357
		14,867,036

Home Improvement Retail–0.05%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,918,024

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	9,750,125

Hotel and Resort REIT’s–0.03%
Hospitality Properties Trust, Sr. Unsec. Notes,
4.50%, 06/15/2023	2,765,000	2,934,778
5.00%, 08/15/2022	1,310,000	1,413,739
		4,348,517

Housewares & Specialties–0.04%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	6,023,583

Insurance Brokers–0.02%
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	2,470,000	2,553,530

Integrated Oil & Gas–0.39%
Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 5.25%, 06/15/2037(c)	6,895,000	6,510,604

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Chevron Corp., Sr. Unsec. Global Notes,
1.37%, 03/02/2018	$14,553,000	$14,555,605
1.72%, 06/24/2018	5,275,000	5,287,090
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,800,205
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	4,105,085
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,851,883
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	9,844,000	9,999,422
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,493,651
		55,603,545

Integrated Telecommunication Services–0.69%
AT&T Inc., Sr. Unsec. Global Notes,
3.00%, 06/30/2022	5,334,000	5,400,422
3.40%, 05/15/2025	2,967,000	2,961,483
3.80%, 03/15/2022	3,340,000	3,495,218
4.50%, 05/15/2035	4,755,000	4,668,609
4.80%, 06/15/2044	10,275,000	10,015,304
4.90%, 08/14/2037	19,570,000	19,865,507
5.15%, 03/15/2042	1,370,000	1,398,588
5.35%, 09/01/2040	2,077,000	2,198,736
6.15%, 09/15/2034	3,675,000	4,223,738
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes,
5.21%, 03/08/2047	6,725,000	7,500,745
7.05%, 06/20/2036	3,600,000	4,772,531
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.13%, 08/15/2046	857,000	763,163
4.40%, 11/01/2034	3,285,000	3,300,080
4.52%, 09/15/2048	19,069,000	17,863,992
4.81%, 03/15/2039	5,062,000	5,151,015
5.01%, 08/21/2054	6,727,000	6,616,425
		100,195,556

Internet & Direct Marketing Retail–0.60%
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Notes, 1.25%, 09/15/2019(c)(d)	30,912,000	33,133,800
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	15,152,000	16,174,760
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	22,928,000	29,118,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Equity and Income Fund

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	$8,810,000	$8,683,964
		87,111,084

Internet Software & Services–0.20%
eBay Inc., Sr. Unsec. Global Notes, 2.50%, 03/09/2018	18,235,000	18,317,449
WebMD Health Corp., Unsec. Conv. Bonds, 2.63%, 06/15/2023	9,845,000	9,874,043
		28,191,492

Investment Banking & Brokerage–1.32%
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 5.25%, 07/27/2021	5,510,000	6,075,976
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	6,084,345
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 09/28/2020(c)(f)	59,890,000	81,919,339
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	56,790,000	55,827,409
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	33,155,000	33,279,331
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	7,241,530
		190,427,930

IT Consulting & Other Services–0.04%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	4,954,000	5,296,336

Life & Health Insurance–0.57%
Athene Global Funding, Sec. Notes,
2.88%, 10/23/2018(c)	6,568,000	6,635,187
4.00%, 01/25/2022(c)	12,280,000	12,831,329
Jackson National Life Global Funding, Sr. Sec. Notes,
2.10%, 10/25/2021(c)	5,295,000	5,226,184
3.25%, 01/30/2024(c)	4,885,000	5,000,105
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	5,740,000	5,741,553
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	10,852,424
Prudential Financial, Inc.,
Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	4,010,000	4,720,768
Series D, Sr. Unsec. Medium-Term Notes,
6.00%, 12/01/2017	15,764,000	15,931,540
6.63%, 12/01/2037	3,475,000	4,701,844

	Principal Amount	Value
Life & Health Insurance–(continued)
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	$4,985,000	$5,088,165
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	5,073,169
		81,802,268

Movies & Entertainment–0.10%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	12,111,000	15,017,640

Multi-Line Insurance–0.12%
American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	5,075,000	5,366,528
American International Group, Inc., Sr. Unsec. Global Notes,
2.30%, 07/16/2019	3,855,000	3,885,601
4.38%, 01/15/2055	7,405,000	7,403,293
		16,655,422

Office REIT’s–0.06%
Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	7,200,000	7,240,281
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,681,051
		8,921,332

Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	5,065,000	5,190,409

Oil & Gas Drilling–0.16%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 01/31/2024(c)	19,995,000	14,754,410
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Notes, 0.75%, 01/15/2024(c)	10,882,000	7,916,655
		22,671,065

Oil & Gas Equipment & Services–0.28%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	10,319,355
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	30,170,000	30,207,712
		40,527,067

Oil & Gas Exploration & Production–0.28%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	5,861,589
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 5.50%, 09/15/2026(c)	10,145,000	8,515,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes,
2.88%, 11/15/2021	$8,738,000	$8,978,776
4.15%, 11/15/2034	9,367,000	9,579,425
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	8,198,876
		41,134,125

Oil & Gas Storage & Transportation–0.67%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	4,395,000	4,370,770
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 12/01/2046	4,308,000	5,010,088
Energy Transfer, LP, Sr. Unsec. Notes, 4.90%, 03/15/2035	3,640,000	3,651,215
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	706,542
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	3,116,561
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,821,321
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,691,958
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,411,996
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	18,525,000	19,712,536
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	7,610,000	7,829,415
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,325,082
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,554,988
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes,
5.30%, 04/01/2044	8,165,000	8,061,206
5.50%, 02/15/2020	5,405,000	5,812,440
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	5,021,710
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	10,010,656
		96,108,484

Other Diversified Financial Services–0.33%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,385,764
MassMutual Global Funding II,
Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	10,163,685
Sr. Sec. Notes, 2.10%, 08/02/2018(c)	25,000,000	25,116,387

	Principal Amount	Value
Other Diversified Financial Services–(continued)
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	$3,225,000	$3,214,164
		47,880,000

Packaged Foods & Meats–0.06%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,652,926
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	648,000	706,120
		9,359,046

Paper Packaging–0.11%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,491,165
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	12,019,375
		15,510,540

Pharmaceuticals–0.68%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	10,266,500
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	6,079,000	6,238,230
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	15,511,238
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	9,593,000	10,078,646
Mylan N.V., Sr. Unsec. Gtd. Global Notes,
3.15%, 06/15/2021	4,535,000	4,581,316
5.25%, 06/15/2046	6,205,000	6,696,014
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022(c)	7,610,000	7,500,606
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	520,000	535,631
Roche Holdings, Inc. (Switzerland), Sr. Unsec. Gtd. Notes, 1.35%, 09/29/2017(c)	28,640,000	28,639,427
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023	3,755,000	3,539,538
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,479,237
		98,066,383

Property & Casualty Insurance–0.34%
Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,358,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Equity and Income Fund

	Principal Amount	Value
Property & Casualty Insurance–(continued)
CNA Financial Corp.,
Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	$4,915,000	$5,407,608
Sr. Unsec. Notes, 7.35%, 11/15/2019	425,000	474,991
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	9,960,939
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,709,353
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	9,510,000	11,911,275
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	7,469,348
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,500,734
		48,792,337

Railroads–0.17%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	9,530,000	11,497,888
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	2,020,371
Union Pacific Corp., Sr. Unsec. Notes,
4.15%, 01/15/2045	4,410,000	4,662,243
4.85%, 06/15/2044	5,560,000	6,523,579
		24,704,081

Regional Banks–0.06%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,685,188
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,677,853
		9,363,041

Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	7,510,000	8,201,596

Renewable Electricity–0.04%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,979,097

Retail REIT’s–0.00%
Brixmor Operating Partnership LP, Sr. Unsec. Notes, 3.88%, 08/15/2022	435,000	449,889

Semiconductors–0.74%
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.63%, 01/15/2024(c)	14,575,000	15,025,914

	Principal Amount	Value
Semiconductors–(continued)
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	$8,126,000	$8,128,076
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027(c)	25,511,000	30,485,645
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	18,381,000	21,632,140
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	20,246,000	23,282,900
Silicon Laboratories Inc., Sr. Unsec. Conv. Notes, 1.38%, 03/01/2022(c)	5,936,000	6,466,530
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	2,275,000	2,291,364
		107,312,569

Specialized Finance–0.43%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,387,978
Air Lease Corp., Sr. Unsec. Global Notes,
2.63%, 09/04/2018	11,615,000	11,698,181
3.00%, 09/15/2023	6,731,000	6,741,346
4.25%, 09/15/2024	4,355,000	4,618,889
Aviation Capital Group Corp., Sr. Unsec. Notes,
2.88%, 09/17/2018(c)	12,280,000	12,389,703
2.88%, 01/20/2022(c)	13,901,000	13,987,937
4.88%, 10/01/2025(c)	7,745,000	8,518,028
		62,342,062

Specialized REIT’s–0.28%
Crown Castle International Corp., Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	486,652
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes,
4.88%, 08/15/2020(c)	5,425,000	5,775,084
6.11%, 01/15/2020(c)	6,300,000	6,776,072
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	21,780,000	22,678,850
Life Storage, Inc., Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	4,667,000	4,509,260
		40,225,918

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,748,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Equity and Income Fund

	Principal Amount	Value
Systems Software–0.32%
FireEye, Inc.,
Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	$11,739,000	$11,034,660
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	11,739,000	10,748,522
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,364,704
Oracle Corp., Sr. Unsec. Global Notes,
1.90%, 09/15/2021	13,245,000	13,218,503
4.30%, 07/08/2034	6,045,000	6,610,619
		45,977,008

Technology Distributors–0.06%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,997,056

Technology Hardware, Storage & Peripherals–0.32%
Apple Inc., Sr. Unsec. Global Notes,
2.15%, 02/09/2022	7,303,000	7,330,032
3.35%, 02/09/2027	3,495,000	3,617,346
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes,
5.45%, 06/15/2023(c)	7,237,000	7,928,575
8.35%, 07/15/2046(c)	278,000	360,956
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	24,327,000	23,517,398
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	3,007,000	2,811,545
		45,565,852

Tobacco–0.12%
Philip Morris International Inc., Sr. Unsec. Global Notes,
3.60%, 11/15/2023	3,940,000	4,149,606
4.88%, 11/15/2043	11,740,000	13,270,943
		17,420,549

Wireless Telecommunication Services–0.09%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,952,689
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	6,080,000	6,611,848
		13,564,537
Total Bonds & Notes (Cost $2,621,895,296)		2,784,420,415

U.S. Treasury Securities–10.05%
U.S. Treasury Bills–0.01%
1.11%, 02/01/2018(g)(h)	1,140,000	1,134,967

	Principal Amount	Value
U.S. Treasury Notes–9.49%
1.88%, 07/31/2022	$407,255,600	$410,341,824
2.13%, 07/31/2024	64,918,200	65,690,370
1.25%, 01/31/2019	184,665,000	184,603,691
1.38%, 07/31/2019	386,861,000	387,261,479
3.63%, 08/15/2019	58,350,000	60,940,419
3.38%, 11/15/2019	10,000,000	10,441,602
1.50%, 08/15/2020	107,550,000	107,766,358
2.25%, 08/15/2027	141,976,500	143,609,783
		1,370,655,526

U.S. Treasury Bonds–0.55%
4.50%, 02/15/2036	5,000,000	6,582,324
3.00%, 05/15/2047	68,997,400	72,856,942
		79,439,266
Total U.S. Treasury Securities (Cost $1,442,119,516)		1,451,229,759

	Shares
Preferred Stocks–0.53%
Asset Management & Custody Banks–0.20%
AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	29,432,812

Diversified Banks–0.03%
Wells Fargo & Co., Series Q, 5.85% Pfd.	142,800	3,882,732

Oil & Gas Storage & Transportation–0.30%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	42,919,100
Total Preferred Stocks (Cost $63,824,605)		76,234,644

	Principal Amount
U.S. Government Sponsored Agency Securities–0.37%
Federal Home Loan Mortgage Corp. (FHLMC)–0.31%
Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	34,632,908
6.75%, 03/15/2031	7,000,000	10,320,338
		44,953,246

Federal National Mortgage Association (FNMA)–0.06%
Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	9,163,375
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		54,116,621

Municipal Obligations–0.07%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,600,000	3,350,750
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,980,000	6,297,011
Total Municipal Obligations (Cost $7,640,528)		9,647,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Equity and Income Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 05/01/2029	$1	$2
5.50%, 02/01/2037	25	28
		30

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	20,150	21,009
5.50%, 03/01/2021	47	49
8.00%, 08/01/2021	426	429
		21,487

Government National Mortgage Association (GNMA)–0.00%
Pass Through Ctfs., 8.00%, 06/15/2026 to 01/20/2031	25,034	26,872
7.50%, 12/20/2030	1,519	1,849
		28,721
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $48,243)		50,238

	Shares	Value
Money Market Funds–4.02%
Government & Agency Portfolio–Institutional Class, 0.93%(i)	348,746,409	$348,746,409
Treasury Portfolio–Institutional Class, 0.90%(i)	232,497,608	232,497,608
Total Money Market Funds (Cost $581,244,017)		581,244,017
TOTAL INVESTMENTS IN SECURITIES–99.21% (Cost $11,706,611,305)		14,328,318,274
OTHER ASSETS LESS LIABILITIES–0.79%		114,276,906
NET ASSETS–100.00%		$14,442,595,180

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $763,668,338, which represented 5.29% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Exchangeable for a basket of five common shares.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Equity and Income Fund

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
U.S. Treasury 5 Year Notes	373	December-2017	$(44,200,500)	$(41,633)	$(41,633)
U.S. Treasury 10 Year Notes	707	December-2017	(89,777,953)	(167,257)	(167,257)
Total Futures Contracts — Interest Rate Risk				$(208,890)	$(208,890)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/01/2017	Bank of New York Mellon (The)	AUD	35,788,546	USD	28,459,052	$14,703
09/01/2017	Bank of New York Mellon (The)	CHF	40,709,095	USD	43,085,247	624,117
09/01/2017	Bank of New York Mellon (The)	GBP	98,846,305	USD	129,286,518	1,454,165
09/01/2017	State Street Bank and Trust Co.	AUD	35,816,827	USD	28,507,207	35,381
09/01/2017	State Street Bank and Trust Co.	CAD	64,958,140	USD	52,029,572	8,474
09/01/2017	State Street Bank and Trust Co.	CHF	40,724,132	USD	43,113,938	637,124
09/01/2017	State Street Bank and Trust Co.	GBP	98,833,386	USD	129,334,357	1,518,710
10/06/2017	Bank of New York Mellon (The)	AUD	39,199,278	USD	31,247,312	107,014
10/06/2017	Bank of New York Mellon (The)	CAD	67,296,762	USD	53,951,787	40,014
10/06/2017	Bank of New York Mellon (The)	CHF	41,049,307	USD	43,562,886	649,301
10/06/2017	Bank of New York Mellon (The)	EUR	75,199,694	USD	90,774,599	1,041,005
10/06/2017	Bank of New York Mellon (The)	GBP	100,524,576	USD	130,227,075	70,950
10/06/2017	State Street Bank and Trust Co.	AUD	39,199,278	USD	31,348,371	108,072
10/06/2017	State Street Bank and Trust Co.	CAD	67,296,762	USD	53,965,416	53,642
10/06/2017	State Street Bank and Trust Co.	CHF	41,049,308	USD	43,557,663	644,078
10/06/2017	State Street Bank and Trust Co.	EUR	75,199,694	USD	90,786,335	1,082,740
10/06/2017	State Street Bank and Trust Co.	GBP	100,524,576	USD	130,280,051	123,927
Subtotal						8,213,417
09/01/2017	Bank of New York Mellon (The)	CAD	64,967,803	USD	52,018,770	(10,066)
09/01/2017	Bank of New York Mellon (The)	EUR	74,624,795	USD	87,345,338	(1,500,396)
09/01/2017	Bank of New York Mellon (The)	USD	31,264,387	AUD	39,203,484	(105,882)
09/01/2017	Bank of New York Mellon (The)	USD	53,935,615	CAD	67,304,097	(35,781)
09/01/2017	Bank of New York Mellon (The)	USD	43,466,583	CHF	41,051,145	(648,683)
09/01/2017	Bank of New York Mellon (The)	USD	90,590,842	EUR	75,212,827	(1,045,017)
09/01/2017	Bank of New York Mellon (The)	USD	130,091,713	GBP	100,538,439	(71,017)
09/01/2017	State Street Bank and Trust Co.	EUR	74,638,607	USD	87,436,547	(1,425,631)
09/01/2017	State Street Bank and Trust Co.	USD	25,840,507	AUD	32,401,889	(87,836)
09/01/2017	State Street Bank and Trust Co.	USD	50,195,056	CAD	62,621,846	(44,957)
09/01/2017	State Street Bank and Trust Co.	USD	42,749,055	CHF	40,382,082	(629,012)
09/01/2017	State Street Bank and Trust Co.	USD	89,228,721	EUR	74,050,575	(1,066,634)
09/01/2017	State Street Bank and Trust Co.	USD	125,739,636	GBP	97,141,251	(112,331)
Subtotal						(6,783,243)
Total Forward Foreign Currency Contracts — Currency Risk						$1,430,174

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro
CAD	– Canadian Dollar
GBP	– British Pound Sterling
CHF	– Swiss Franc
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $11,125,367,288)	$13,747,074,257
Investments in affiliated money market funds, at value and cost	581,244,017
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	8,213,417
Foreign currencies, at value (Cost $1,397,402)	1,408,198
Receivable for:
Investments sold	111,687,725
Fund shares sold	14,323,324
Dividends and interest	40,773,675
Fund expenses absorbed	40,327
Investment for trustee deferred compensation and retirement plans	1,325,094
Other assets	202,052
Total assets	14,506,292,086

Liabilities:
Other investments:
Variation margin payable — futures contracts	147,742
Unrealized depreciation on forward foreign currency contracts outstanding	6,783,243
Payable for:
Investments purchased	24,167,971
Fund shares reacquired	19,748,070
Accrued fees to affiliates	10,405,823
Accrued trustees’ and officers’ fees and benefits	29,827
Accrued other operating expenses	902,459
Trustee deferred compensation and retirement plans	1,511,771
Total liabilities	63,696,906
Net assets applicable to shares outstanding	$14,442,595,180

Net assets consist of:
Shares of beneficial interest	$11,253,633,559
Undistributed net investment income	75,105,981
Undistributed net realized gain	490,827,285
Net unrealized appreciation	2,623,028,355
$14,442,595,180

Net Assets:
Class A	$10,072,836,193
Class B	$93,616,648
Class C	$1,559,156,416
Class R	$214,107,462
Class Y	$1,202,149,322
Class R5	$457,500,224
Class R6	$843,228,915

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	919,183,650
Class B	8,751,544
Class C	144,952,116
Class R	19,443,729
Class Y	109,659,309
Class R5	41,726,783
Class R6	76,933,927
Class A:
Net asset value per share	$10.96
Maximum offering price per share
(Net asset value of $10.96 ÷ 94.50%)	$11.60
Class B:
Net asset value and offering price per share	$10.70
Class C:
Net asset value and offering price per share	$10.76
Class R:
Net asset value and offering price per share	$11.01
Class Y:
Net asset value and offering price per share	$10.96
Class R5:
Net asset value and offering price per share	$10.96
Class R6:
Net asset value and offering price per share	$10.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $5,393,259)	$261,925,551
Dividends from affiliated money market funds	4,062,654
Interest	103,239,545
Total investment income	369,227,750

Expenses:
Advisory fees	50,296,351
Administrative services fees	907,897
Custodian fees	360,653
Distribution fees:
Class A	25,532,925
Class B	1,387,117
Class C	16,364,336
Class R	1,101,434
Transfer agent fees — A, B, C, R and Y	21,450,888
Transfer agent fees — R5	465,336
Transfer agent fees — R6	16,483
Trustees’ and officers’ fees and benefits	251,085
Registration and filing fees	383,763
Reports to shareholders	2,945,353
Professional services fees	155,463
Other	261,804
Total expenses	121,880,888
Less: Fees waived and expense offset arrangements	(846,073)
Net expenses	121,034,815
Net investment income	248,192,935

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	775,366,102
Foreign currencies	81,037
Forward foreign currency contracts	(14,844,914)
Futures contracts	2,621,286
763,223,511
Change in net unrealized appreciation (depreciation) of:
Investment securities	573,891,878
Foreign currencies	164,945
Forward foreign currency contracts	622,280
Futures contracts	(107,808)
574,571,295
Net realized and unrealized gain	1,337,794,806
Net increase in net assets resulting from operations	$1,585,987,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$248,192,935	$197,072,644
Net realized gain	763,223,511	252,814,425
Change in net unrealized appreciation	574,571,295	494,926,481
Net increase in net assets resulting from operations	1,585,987,741	944,813,550

Distributions to shareholders from net investment income:
Class A	(169,498,459)	(222,853,216)
Class B	(1,359,803)	(3,554,960)
Class C	(15,380,179)	(25,203,954)
Class R	(3,101,312)	(4,452,755)
Class Y	(21,448,254)	(19,670,021)
Class R5	(9,190,623)	(10,976,207)
Class R6	(7,406,037)	(5,588,890)
Total distributions from net investment income	(227,384,667)	(292,300,003)

Distributions to shareholders from net realized gains:
Class A	(281,349,739)	(266,959,798)
Class B	(4,439,637)	(6,706,307)
Class C	(45,908,574)	(45,979,734)
Class R	(6,061,572)	(5,987,733)
Class Y	(26,547,489)	(21,242,026)
Class R5	(12,633,277)	(11,414,804)
Class R6	(8,532,886)	(5,223,400)
Total distributions from net realized gains	(385,473,174)	(363,513,802)

Share transactions–net:
Class A	(693,182,487)	(40,076,603)
Class B	(90,341,086)	(97,900,446)
Class C	(189,427,218)	(63,183,954)
Class R	(17,470,628)	(9,951,615)
Class Y	308,959,319	19,381,690
Class R5	(12,693,984)	17,236,654
Class R6	540,221,341	81,852,496
Net increase (decrease) in net assets resulting from share transactions	(153,934,743)	(92,641,778)
Net increase in net assets	819,195,157	196,357,967

Net assets:
Beginning of year	13,623,400,023	13,427,042,056
End of year (includes undistributed net investment income of $75,105,981 and $(12,637,529), respectively)	$14,442,595,180	$13,623,400,023
Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain

24                         Invesco Equity and Income Fund

circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

25                         Invesco Equity and Income Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

26                         Invesco Equity and Income Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

27                         Invesco Equity and Income Fund

For the year ended August 31, 2017, the Adviser waived advisory fees of $788,859.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $2,960,663 in front-end sales commissions from the sale of Class A shares and $88,502, $407 and $87,529 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2017, the Fund incurred $32,564 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no significant transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$9,236,759,616	$134,615,203	$—	$9,371,374,819
Bonds & Notes	—	2,784,420,415	—	2,784,420,415
U.S. Treasury Securities	—	1,451,229,759	—	1,451,229,759
Preferred Stocks	46,801,832	29,432,812	—	76,234,644
U.S. Government Sponsored Agency Securities	—	54,116,621	—	54,116,621
Municipal Obligations	—	9,647,761	—	9,647,761
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	50,238	—	50,238
Money Market Funds	581,244,017	—	—	581,244,017
	9,864,805,465	4,463,512,809	—	14,328,318,274
Futures Contracts*	(208,890)	—	—	(208,890)
Forward Foreign Currency Contracts*	—	1,430,174	—	1,430,174
Total Investments	$9,864,596,575	$4,464,942,983	$—	$14,329,539,558

*	Unrealized appreciation (depreciation).

28                         Invesco Equity and Income Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$8,213,417	$—	$8,213,417
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Assets subject to master netting agreements	$8,213,417	$—	$8,213,417

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(208,890)	$(208,890)
Unrealized depreciation on forward foreign currency contracts outstanding	(6,783,243)	—	(6,783,243)
Total Derivative Liabilities	(6,783,243)	(208,890)	(6,992,133)
Derivatives not subject to master netting agreements	—	208,890	208,890
Total Derivative Liabilities subject to master netting agreements	$(6,783,243)	$—	$(6,783,243)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities
	Forward Foreign Currency	Forward Foreign Currency	Net Value of	Collateral (Received)/Pledged		Net
Counterparty	Contracts	Contracts	Derivatives	Non-Cash	Cash	Amount
Bank of New York Mellon (The)	$4,001,269	$(3,416,842)	$584,427	$—	$—	$584,427
State Street Bank and Trust Co.	4,212,148	(3,366,401)	845,747	—	—	845,747
Total	$8,213,417	$(6,783,243)	$1,430,174	$—	$—	$1,430,174

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(14,844,914)	$—	$(14,844,914)
Futures contracts	—	2,621,286	2,621,286
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	622,280	—	622,280
Futures contracts	—	(107,808)	(107,808)
Total	$(14,222,634)	$2,513,478	$(11,709,156)

29                         Invesco Equity and Income Fund

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$782,603,001	$145,728,742

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities purchases of $79,507,680.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $57,214.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$241,011,145	$295,522,871
Long-term capital gain	371,846,696	360,290,934
Total distributions	$612,857,841	$655,813,805

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$114,983,410
Undistributed long-term gain	518,239,068
Net unrealized appreciation — investments	2,557,069,215
Net unrealized appreciation — foreign currencies	100,101
Temporary book/tax differences	(1,430,173)
Shares of beneficial interest	11,253,633,559
Total net assets	$14,442,595,180

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

30                         Invesco Equity and Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2017.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $2,473,333,265 and $3,395,340,937, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $10,228,504,544 and $10,041,999,445, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,964,841,954
Aggregate unrealized (depreciation) of investments	(407,772,739)
Net unrealized appreciation of investments	$2,557,069,215

Cost of investments for tax purposes is $11,772,470,343.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of over distributions and contingent payment debt instruments, on August 31, 2017, undistributed net investment income was increased by $66,935,242 and undistributed net realized gain was decreased by $66,935,242. This reclassification had no effect on the net assets of the Fund.

31                         Invesco Equity and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	115,669,742	$1,239,277,625	111,224,375	$1,077,574,671
Class B	172,357	1,790,154	266,906	2,512,112
Class C	20,750,460	218,745,272	20,339,360	193,944,860
Class R	3,909,237	41,993,529	5,254,094	51,048,813
Class Y	98,848,260	1,062,003,096	27,221,545	265,627,927
Class R5	8,673,316	92,759,051	10,878,710	107,029,434
Class R6	56,055,001	613,972,350	14,951,823	143,651,914

Issued as reinvestment of dividends:
Class A	40,002,989	425,418,381	47,677,788	456,569,037
Class B	542,476	5,637,412	1,061,005	9,926,321
Class C	5,380,101	56,266,159	6,872,075	64,680,416
Class R	850,972	9,098,921	1,084,319	10,434,409
Class Y	4,057,437	43,198,828	3,921,859	37,571,227
Class R5	2,024,646	21,551,486	2,335,066	22,371,350
Class R6	1,475,642	15,720,136	1,129,212	10,812,290

Automatic conversion of Class B shares to Class A shares:
Class A	6,568,778	70,361,377	7,891,731	76,446,956
Class B	(6,723,611)	(70,361,377)	(8,072,253)	(76,446,956)

Reacquired:
Class A	(226,831,869)	(2,428,239,870)	(170,100,243)	(1,650,667,267)
Class B	(2,634,938)	(27,407,275)	(3,578,084)	(33,891,923)
Class C	(44,176,496)	(464,438,649)	(33,805,022)	(321,809,230)
Class R	(6,378,498)	(68,563,078)	(7,355,599)	(71,434,837)
Class Y	(73,419,782)	(796,242,605)	(29,300,405)	(283,817,464)
Class R5	(11,851,117)	(127,004,521)	(11,427,947)	(112,164,130)
Class R6	(8,337,287)	(89,471,145)	(7,448,665)	(72,611,708)
Net increase (decrease) in share activity	(15,372,184)	$(153,934,743)	(8,978,350)	$(92,641,778)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

32                         Invesco Equity and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$10.22	$0.19		$1.02	$1.21	$(0.18)	$(0.29)	$(0.47)	$10.96	12.04%	$10,072,836	0.79	%(d)	0.80	%(d)	1.79	%(d)	94%
Year ended 08/31/16	10.01	0.15		0.55	0.70	(0.22)	(0.27)	(0.49)	10.22	7.43	10,054,983	0.79		0.80		1.57		93
Year ended 08/31/15	11.42	0.15		(0.33)	(0.18)	(0.28)	(0.95)	(1.23)	10.01	(1.65)	9,879,022	0.79		0.80		1.38		69
Year ended 08/31/14	10.43	0.22	(f)	1.56	1.78	(0.20)	(0.59)	(0.79)	11.42	17.86	10,181,796	0.79		0.80		1.99	(f)	60
Year ended 08/31/13	9.05	0.17		1.42	1.59	(0.21)	—	(0.21)	10.43	17.80	8,752,700	0.78		0.79		1.74		26
Class B
Year ended 08/31/17	9.98	0.11		1.00	1.11	(0.10)	(0.29)	(0.39)	10.70	11.24	93,617	1.54	(d)	1.55	(d)	1.04	(d)	94
Year ended 08/31/16	9.78	0.08		0.54	0.62	(0.15)	(0.27)	(0.42)	9.98	6.63	173,664	1.54		1.55		0.82		93
Year ended 08/31/15	11.18	0.07		(0.32)	(0.25)	(0.20)	(0.95)	(1.15)	9.78	(2.41)	271,120	1.54		1.55		0.63		69
Year ended 08/31/14	10.22	0.13	(f)	1.54	1.67	(0.12)	(0.59)	(0.71)	11.18	17.01	442,318	1.54		1.55		1.24	(f)	60
Year ended 08/31/13	8.87	0.09		1.39	1.48	(0.13)	—	(0.13)	10.22	16.90	570,146	1.53		1.54		0.99		26
Class C
Year ended 08/31/17	10.04	0.11		1.00	1.11	(0.10)	(0.29)	(0.39)	10.76	11.21	1,559,156	1.54	(d)	1.55	(d)	1.04	(d)	94
Year ended 08/31/16	9.83	0.08		0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71 (e)	1,636,583	1.52	(e)	1.53	(e)	0.84	(e)	93
Year ended 08/31/15	11.24	0.07		(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54		1.55		0.63		69
Year ended 08/31/14	10.27	0.13	(f)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	1,624,965	1.54		1.55		1.24	(f)	60
Year ended 08/31/13	8.91	0.10		1.40	1.50	(0.14)	—	(0.14)	10.27	16.95	1,284,225	1.53		1.54		0.99		26
Class R
Year ended 08/31/17	10.27	0.17		1.02	1.19	(0.16)	(0.29)	(0.45)	11.01	11.71	214,107	1.04	(d)	1.05	(d)	1.54	(d)	94
Year ended 08/31/16	10.05	0.13		0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24	216,293	1.04		1.05		1.32		93
Year ended 08/31/15	11.47	0.13		(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04		1.05		1.13		69
Year ended 08/31/14	10.47	0.19	(f)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	232,455	1.04		1.05		1.74	(f)	60
Year ended 08/31/13	9.08	0.15		1.43	1.58	(0.19)	—	(0.19)	10.47	17.57	193,610	1.03		1.04		1.49		26
Class Y
Year ended 08/31/17	10.22	0.22		1.01	1.23	(0.20)	(0.29)	(0.49)	10.96	12.32	1,202,149	0.54	(d)	0.55	(d)	2.04	(d)	94
Year ended 08/31/16	10.01	0.18		0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70	819,708	0.54		0.55		1.82		93
Year ended 08/31/15	11.43	0.17		(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54		0.55		1.63		69
Year ended 08/31/14	10.43	0.24	(f)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	719,931	0.54		0.55		2.24	(f)	60
Year ended 08/31/13	9.05	0.20		1.41	1.61	(0.23)	—	(0.23)	10.43	18.10	477,207	0.53		0.54		1.99		26
Class R5
Year ended 08/31/17	10.23	0.22		1.01	1.23	(0.21)	(0.29)	(0.50)	10.96	12.28	457,500	0.48	(d)	0.49	(d)	2.10	(d)	94
Year ended 08/31/16	10.02	0.18		0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78	438,538	0.47		0.48		1.89		93
Year ended 08/31/15	11.43	0.18		(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47		0.48		1.70		69
Year ended 08/31/14	10.43	0.25	(f)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	402,366	0.48		0.49		2.30	(f)	60
Year ended 08/31/13	9.05	0.20		1.42	1.62	(0.24)	—	(0.24)	10.43	18.17	241,540	0.47		0.48		2.05		26
Class R6
Year ended 08/31/17	10.22	0.24		1.01	1.25	(0.22)	(0.29)	(0.51)	10.96	12.50	843,229	0.38	(d)	0.39	(d)	2.20	(d)	94
Year ended 08/31/16	10.01	0.19		0.56	0.75	(0.27)	(0.27)	(0.54)	10.22	7.89	283,631	0.37		0.38		1.99		93
Year ended 08/31/15	11.43	0.19		(0.33)	(0.14)	(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37		0.38		1.80		69
Year ended 08/31/14	10.43	0.26	(f)	1.58	1.84	(0.25)	(0.59)	(0.84)	11.43	18.44	149,346	0.39		0.40		2.39	(f)	60
Year ended 08/31/13(g)	9.27	0.21		1.14	1.35	(0.19)	—	(0.19)	10.43	14.81	37,884	0.37	(h)	0.38	(h)	2.15	(h)	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10,221,347, $138,712, $1,636,434, $220,287, $1,174,866, $465,436 and $406,161 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% for the year ended August 31, 2016.
(f)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and 1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.

33                         Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equity and Income Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

34                         Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,013.60	$4.16	$1,021.07	$4.18	0.82%
B	1,000.00	1,010.00	7.14	1,018.10	7.17	1.41
C	1,000.00	1,010.10	7.90	1,017.34	7.93	1.56
R	1,000.00	1,012.40	5.43	1,019.81	5.45	1.07
Y	1,000.00	1,014.90	2.89	1,022.33	2.91	0.57
R5	1,000.00	1,014.30	2.54	1,022.68	2.55	0.50
R6	1,000.00	1,015.70	2.08	1,023.14	2.09	0.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

35                         Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Equity and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

36                         Invesco Equity and Income Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of two mutual funds advised by Invesco Advisers and below the rate of one fund and above the rate of one fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37                         Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$371,846,696
Qualified Dividend Income*	89.33%
Corporate Dividends Received Deduction*	68.26%
U.S. Treasury Obligations*	5.65%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$5,471,680

38                         Invesco Equity and Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Equity and Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Equity and Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	373,364,995	29,972,923	26,711,546	265,915,974
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	386,855,636	16,975,060	26,228,226	265,906,516
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	379,432,902	23,553,004	27,073,000	265,906,532

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

39                         Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Equity and Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                                     Invesco Distributors, Inc.                                                      VK-EQI-AR-1                      10172017         1052

Annual Report to Shareholders	August 31, 2017

Invesco Floating Rate Fund Nasdaq: A: AFRAX ◾ C: AFRCX ◾ R: AFRRX ◾ Y: AFRYX ◾ R5: AFRIX ◾ R6: AFRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Floating Rate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Floating Rate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Floating Rate Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Credit Suisse Leveraged Loan Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.03%
Class C Shares	5.51
Class R Shares	5.62
Class Y Shares	6.29
Class R5 Shares	6.29
Class R6 Shares	6.39
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	0.49
Credit Suisse Leveraged Loan Index∎ (Style-Specific Index)	5.85
Lipper Loan Participation Funds Classification Average◆ (Peer Group)	4.99

Source(s): ▼FactSet Research Systems, Inc.; ∎Bloomberg L.P.; ◆Lipper Inc.

Market conditions and your Fund

The senior loan market was characterized by solid returns for much of the reporting period covered by this report. In the latter part of 2016, investor interest in loans gained momentum as a result of the outlook for higher interest rates following the outcome of the US presidential election, indications of expansionary fiscal policy from the new administration and the subsequent interest rate increase by the US Federal Reserve (the Fed) in December. Through the end of the reporting period, the senior loan market continued to provide stable, positive returns reflective of the coupon as average loan prices remained close to par.

    Fundamentals remained supportive with a trailing 12-month default rate of

1.36%1 as of August 31, 2017. We believe slow but positive growth in the US economy may continue to support fundamentals. During the reporting period, corporate revenue and earnings growth remained positive outside of a few pockets of weakness concentrated in commodity-related and retail sectors. Senior loans’ exposure to these sectors remained relatively low with only 3.17% in energy, 0.84% in metals and mining and 4.67% in retail.1 Strong technicals pushed loan prices higher as demand outstripped supply for most of the fiscal year. Demand from institutional investors was robust as longer-term investors continued to view senior loans as a strategic allocation due to their defensive nature, high coupon and potential diversification benefits. Both collateralized loan obligation (CLO)

issuance (which is representative of institutional demand) as well as inflows into retail senior loan mutual funds remained robust during the Fund’s fiscal year. New issuance struggled to keep pace with strong demand, leading many issuers to opportunistically refinance and re-price transactions in an effort to extend maturities and reduce interest expenses.

    The average price in the senior loan market was $97.962 as of August 31, 2017, with 62%3 of the market trading at or above par and a small percentage of distressed outliers weighing on the broader average. Given the price of senior loans at the end of the Fund’s fiscal year, they were providing a 5.70% yield.2

    We managed the Fund with a view toward taking advantage of what appeared to be an expanding (albeit slowly) economy, an absence of corporate restructurings and strong demand for floating rate assets from investors concerned about how rising interest rates might impact the market value of longer-dated fixed income investments.

    As part of the Fund’s investment strategy, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. The Fund benefited from some newer primary institutional loans, which exhibited low volatility during the reporting period and which were sold at prices that offered, in our opinion, the potential for above-market returns for the associated risk.

    We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five

Portfolio Composition*†
By credit quality	% of total investments

BBB	0.1%
BBB-	7.3
BB+	7.0
BB	16.3
BB-	16.4
B+	16.0
B	18.7
B-	5.5
CCC+	3.6
CCC	0.7
CCC-	0.3
CC	1.4
D	0.4
Non-Rated	4.9
Equity	1.4

Top Five Debt Issuers*
	% of total investments

1.	NRG Energy Inc.	1.9%
2.	Asurion LLC	1.4
3.	iHeart Communications, Inc.	1.3
4.	First Data Corporation	1.3
5.	Transdigm Inc.	1.3

Total Net Assets	$2.7 billion

Total Number of Holdings*	667

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4                         Invesco Floating Rate Fund

different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading. The most significant detractor from Fund performance during the fiscal year was Adria Group Holding. Two other detractors were New Look and Transtar Holding. We eliminated New Look from the portfolio before the close of the reporting period. The top three contributors to Fund performance were Arch Coal, iHeart Communications and Seadrill.

    The Fund’s allocations to energy, information technology and service were the three leading contributors to Fund performance. The Fund’s allocation to structured products, although small, added to relative performance versus the Fund’s style-specific index, the Credit Suisse Leveraged Loan Index. The Fund’s allocation to recent primary deals, broadly speaking, also contributed to relative Fund performance. The Fund’s allocation to the food sector was the only detractor from Fund performance on an absolute sector basis.

    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

    We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

    As always, we appreciate your continued participation in Invesco Floating Rate Fund.

1	Source: CS Leveraged Loan Index, August 31, 2017
2	Source: S&P LCD, August 31, 2017
3	Source: J.P. Morgan, August 31, 2017

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Tom Ewald Portfolio Manager, is lead manager of Invesco Floating Rate Fund. He joined

Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Scott Baskind Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco or its investment advisory affiliates in 1999. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Floating Rate Fund. He joined Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a master of management degree in finance from Northwestern University.

5                         Invesco Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: Bloomberg L.P.
2	Source: FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Floating Rate Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.01%
10 Years	3.47
5 Years	3.44
1 Year	3.38

Class C Shares
Inception (3/31/00)	3.39%
10 Years	3.18
5 Years	3.47
1 Year	4.51

Class R Shares
Inception (4/13/06)	3.39%
10 Years	3.48
5 Years	3.68
1 Year	5.62

Class Y Shares
10 Years	3.94%
5 Years	4.22
1 Year	6.29

Class R5 Shares
Inception (4/13/06)	3.96%
10 Years	4.04
5 Years	4.26
1 Year	6.29

Class R6 Shares
10 Years	3.89%
5 Years	4.29
1 Year	6.39

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	4.02%
10 Years	3.04
5 Years	3.75
1 Year	5.29

Class C Shares
Inception (3/31/00)	3.39%
10 Years	2.77
5 Years	3.77
1 Year	6.66

Class R Shares
Inception (4/13/06)	3.39%
10 Years	3.06
5 Years	4.00
1 Year	7.76

Class Y Shares
10 Years	3.50%
5 Years	4.55
1 Year	8.45

Class R5 Shares
Inception (4/13/06)	3.96%
10 Years	3.62
5 Years	4.59
1 Year	8.44

Class R6 Shares
10 Years	3.45%
5 Years	4.60
1 Year	8.41

report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.11%, 1.61%, 1.36%, 0.86%, 0.85% and 0.76%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.12%, 1.62%, 1.37%, 0.87%, 0.86% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                         Invesco Floating Rate Fund

Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of the close of business on April 13, 2006, Invesco Floating Rate Fund reorganized from a closed-end fund to an open-end fund. Information presented for Class A shares prior to the reorganization includes financial data for Class B shares of the closed-end fund. Information presented for Class C shares prior to the reorganization includes financial data for Class C shares of the closed-end fund.
∎	On July 27, 2006, all Class B1 shares converted into Class A shares.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Borrowing risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Floating Rate Fund

repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to in- cur further unsecured indebtedness.

continued on page 6

9                         Invesco Floating Rate Fund

Schedule of Investments

August 31, 2017

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–90.57%(b)(c)
Aerospace & Defense–2.33%
Booz Allen Hamilton Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.48%	06/30/2023	$1,388	$1,395,531
Cadence Aerospace, LLC,
Term Loan (1 mo. USD LIBOR + 6.25%)	7.50%	05/09/2018	9	8,518
Term Loan (3 mo. USD LIBOR + 6.25%)	7.56%	05/09/2018	3,350	3,230,276
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)(d)	4.98%	08/11/2022	3,157	3,109,290
DAE Aviation Holdings, Inc., Incremental Term Loan(e)	—	07/07/2022	860	863,756
Greenrock Finance, Inc., Term Loan B (2 mo. USD LIBOR + 3.50%)	4.75%	06/28/2024	3,858	3,906,375
IAP Worldwide Services,
Revolver Loan(Acquired 07/22/2014; Cost $789,017)(d)(f)	0.00%	07/18/2018	789	773,237
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $87,669)(d)	7.00%	07/18/2018	88	85,915
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)(d)	8.00%	07/18/2019	1,005	996,929
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.50%	08/16/2023	5,485	5,505,336
MacDonald, Dettwiler & Associates Ltd. (Canada), Term Loan B(e)	—	07/06/2024	4,768	4,755,305
MHVC Acquisition Corp., Term Loan (1 mo. USD LIBOR + 5.25%) (Acquired 04/25/2017; Cost $2,134,236)(d)	6.49%	04/29/2024	2,145	2,176,765
TransDigm Inc.,
Term Loan D (1 mo. USD LIBOR + 3.00%)	4.24%	06/04/2021	431	432,569
Term Loan D (3 mo. USD LIBOR + 3.00%)	4.30%	06/04/2021	6,436	6,456,256
Term Loan E (1 mo. USD LIBOR + 3.00%)	4.24%	05/16/2022	6,246	6,264,177
Term Loan E (3 mo. USD LIBOR + 3.00%)	4.30%	05/16/2022	3,101	3,110,267
Term Loan F (1 mo. USD LIBOR + 3.00%)	4.23%	06/09/2023	18,128	18,179,736
Term Loan G (1 mo. USD LIBOR + 3.00%)(e)	—	08/16/2024	1,169	1,172,592
				62,422,830

Air Transport–1.31%
American Airlines, Inc.,
Term Loan (1 mo. USD LIBOR + 2.00%)	3.23%	06/27/2020	991	992,329
Term Loan B (1 mo. USD LIBOR + 2.50%)	3.73%	12/14/2023	5,131	5,152,409
Avolon TLB Borrower 1 (US) LLC,
Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.48%	09/16/2020	2,214	2,226,254
Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.98%	03/21/2022	15,914	15,980,906
Delta Air Lines, Inc., Revolver Loan(f)	0.00%	10/18/2017	3,812	3,783,262
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	5,842	6,009,601
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.56%	04/01/2024	1,107	1,113,642
				35,258,403

Automotive–1.34%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.24%	09/23/2022	1,655	1,663,590
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.49%	04/06/2024	4,670	4,646,819
Britax US Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.80%	10/15/2020	1,734	1,481,085
CH Hold Corp.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.48%	02/03/2025	264	270,557
Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	02/01/2024	2,074	2,085,793
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%)(d)	6.23%	05/19/2023	1,886	1,897,975
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.06%	12/22/2021	53	53,186
FCA US, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.23%	12/31/2018	273	274,271
Key Safety Systems, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.82%	08/29/2021	2,829	2,849,263
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.05%	08/18/2021	4,129	4,130,264
Superior Industries International, Inc., Term Loan B (3 mo. USD LIBOR + 4.50%)(d)	5.79%	03/22/2024	2,526	2,494,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Automotive–(continued)
ThermaSys Corp.,
Term Loan (3 mo. USD LIBOR + 4.00%)	5.31%	05/03/2019	$4,097	$3,675,230
Term Loan (Prime Rate + 3.00%)	7.25%	05/03/2019	29	25,701
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.00%	03/07/2024	4,917	4,930,405
Transtar Holding Co.,
Exit Term Loan (3 mo. USD LIBOR + 4.25%)	5.55%	04/11/2022	991	992,582
Exit Term Loan(f)	0.00%	04/11/2022	243	242,828
First Lien Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 03/19/2013-06/13/2016; Cost $2,297,162)	5.56%	04/11/2022	2,289	2,117,304
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017; Cost $651,335)(d)(g)	7.75%	04/11/2022	695	592,079
Wand Intermediate I L.P., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.55%	09/17/2022	1,406	1,414,249
				35,837,326

Beverage and Tobacco–0.36%
AI Aqua Merger Sub, Inc.,
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	3,814	3,856,203
Term Loan(e)	—	12/13/2023	1,777	1,783,877
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.48%	03/20/2024	1,393	1,401,347
Constellation Brands Canada, Inc. (Canada), Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	4.06%	12/15/2023	1,099	1,106,931
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 07/02/2014; Cost $1,501,624)(d)	8.73%	12/31/2021	1,508	1,410,148
				9,558,506

Building & Development–2.30%
American Builders & Contractors Supply Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.73%	10/31/2023	2,206	2,212,563
Beacon Roofing Supply, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	10/01/2022	1,149	1,154,139
Capital Automotive L.P.,
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.24%	03/24/2025	4,151	4,211,733
Term Loan B-2 (1 mo. USD LIBOR + 3.00%)	4.24%	03/25/2024	7,372	7,424,675
DiversiTech Holdings, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $569,472)	8.70%	06/01/2025	575	588,823
Term Loan (3 mo. USD LIBOR + 3.50%)	4.70%	06/01/2024	1,385	1,386,808
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	10/25/2023	4,164	3,497,870
HD Supply Waterworks, Ltd., Term Loan B (3 mo. USD LIBOR + 3.00%)	4.46%	07/31/2024	2,821	2,831,624
HD Supply, Inc.,
Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.05%	08/13/2021	473	474,251
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	3.74%	10/17/2023	3,819	3,832,204
Mueller Water Products, Inc.,
Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	11/25/2021	382	384,378
Term Loan B (3 mo. USD LIBOR + 2.50%)	3.80%	11/25/2021	170	170,809
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	11/15/2023	14,728	14,675,667
Re/Max LLC, Term Loan (3 mo. USD LIBOR + 2.75%)(d)	4.05%	12/15/2023	4,867	4,897,539
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	07/20/2022	11,768	11,831,027
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.26%	07/24/2024	2,022	2,028,373
				61,602,483

Business Equipment & Services–9.78%
Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.48%	09/26/2021	4,126	3,713,507
Allied Universal Holdco LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.05%	07/28/2022	5,624	5,631,596
Incremental Delayed Draw Term Loan(f)	0.00%	07/28/2022	1,173	1,173,400
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.98%	06/30/2022	2,323	2,339,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Asurion LLC,
Second Lien Term Loan B-2(e)	—	08/04/2025		$14,719	$15,071,213
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.98%	08/04/2022		413	414,760
Term Loan B-5 (1 mo. USD LIBOR + 3.00%)	4.23%	11/03/2023		22,002	22,124,232
Blucora, Inc., Term Loan (3 mo. USD LIBOR + 3.75%) (Acquired 04/21/2017; Cost $3,033,097)	5.04%	05/22/2024		3,048	3,085,939
Brand Energy & Infrastructure Services, Inc.,
Term Loan (1 mo. USD LIBOR + 4.25%)	5.48%	06/21/2024		35	35,107
Term Loan (2 mo. USD LIBOR + 4.25%)	5.51%	06/01/2024		5,842	5,867,919
Term Loan (3 mo. USD LIBOR + 4.25%)	5.56%	06/21/2024		1,114	1,118,468
Brickman Group Ltd. LLC,
Revolver Loan (Acquired 10/14/2016; Cost $942,677)(d)(f)	0.00%	12/18/2018		992	917,917
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	12/18/2020		5,012	5,036,642
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.73%	12/17/2021		519	522,867
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.80%	03/09/2022		3,079	3,058,188
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	03/01/2024		7,821	7,831,649
Checkout Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.73%	04/09/2021		5,982	5,135,273
Cotiviti Corp.,
First Lien Term Loan B (3 mo. USD LIBOR + 2.50%)	3.80%	09/28/2023		3,712	3,729,375
Term Loan A (3 mo. USD LIBOR + 2.25%)(d)	3.55%	09/28/2021		1,571	1,571,006
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.80%	08/31/2023		2,271	2,286,813
Crossmark Holdings, Inc.,
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.80%	12/20/2019		4,496	3,239,197
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	8.80%	12/21/2020		576	269,000
DigitalGlobe, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	01/15/2024		6,143	6,150,225
Equinix, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.73%	01/08/2023		701	703,309
First Data Corp.,
Term Loan (1 mo. USD LIBOR + 2.50%)	3.74%	04/26/2024		32,169	32,222,962
Term Loan D (1 mo. USD LIBOR + 2.25%)	3.49%	07/08/2022		3,835	3,836,210
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.23%	08/02/2024		652	654,531
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 2.00%)(d)	3.23%	03/16/2022		469	469,891
Genesys Telecom Holdings, U.S., Inc.,
Term Loan B-2 (2 mo. USD LIBOR + 3.75%)	5.01%	12/01/2023		2,481	2,499,508
Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	5.01%	12/01/2023		5,790	5,832,186
Global Payments, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.23%	04/21/2023		4,835	4,847,463
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.80%	06/30/2021		3,804	3,819,406
IndigoCyan Midco Ltd. (Jersey), Term Loan B(d)(e)	—	06/23/2024	GBP	1,769	2,264,770
Information Resources, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.49%	01/18/2024		6,305	6,363,708
KAR Auction Services, Inc.,
Term Loan B-4 (3 mo. USD LIBOR + 2.25%)	3.56%	03/11/2021		233	233,847
Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	3.81%	03/09/2023		4,462	4,488,079
Karman Buyer Corp.,
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.80%	07/25/2022		2,649	2,442,581
Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	07/23/2021		10,324	9,963,617
Learning Care Group (US) No. 2 Inc.,
Term Loan (1 mo. USD LIBOR + 4.00%)	5.23%	05/05/2021		2,263	2,288,688
Term Loan (2 mo. USD LIBOR + 4.00%)	5.26%	05/05/2021		62	63,066
Term Loan (3 mo. USD LIBOR + 4.00%)	5.30%	05/05/2021		754	762,896
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	03/18/2024		258	259,156
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.81%	08/01/2024		3,443	3,439,888
Prime Security Services Borrower, LLC,
First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.98%	05/02/2022		6,987	7,031,440
Revolver Loan(d)(f)	0.00%	05/02/2022		3,829	3,821,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Business Equipment & Services–(continued)
Servicemaster Co., (The), Term Loan C (1 mo. USD LIBOR + 2.50%)	3.73%	11/08/2023	$2,768	$2,775,290
Spin Holdco Inc., Term Loan B-1 (2 mo. USD LIBOR + 3.75%)	5.01%	11/14/2022	14,636	14,699,828
Synchronoss Technologies, Inc., Term Loan (2 mo. USD LIBOR + 4.50%)	5.76%	01/19/2024	1,971	1,950,478
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	05/01/2024	6,825	6,855,936
TNS Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.24%	08/14/2020	231	231,354
Trans Union LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.23%	04/09/2023	3,539	3,547,400
Travelport Finance S.a.r.l. (Luxembourg), Term Loan D (3 mo. USD LIBOR + 2.75%)	4.06%	09/02/2021	2,451	2,451,232
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.30%	07/14/2023	2,586	2,605,091
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)(d)	4.80%	05/21/2022	2,943	2,957,248
Wash MultiFamily Acquisition Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	05/13/2022	888	887,887
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	05/16/2022	5,378	5,374,468
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 05/04/2015; Cost $221,137)(d)	8.23%	05/12/2023	222	222,436
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (Acquired 05/04/2015; Cost $38,731)(d)	8.23%	05/14/2023	39	38,959
West Corp.,
Term Loan A-2 (1 mo. USD LIBOR + 2.25%)(d)	3.48%	06/17/2021	10,709	10,709,285
Term Loan B-14 (1 mo. USD LIBOR + 2.50%)	3.73%	06/17/2021	3,851	3,856,031
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.98%	06/30/2023	4,526	4,566,828
				262,363,136

Cable & Satellite Television–5.62%
Altice Financing S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 2.75%)	4.05%	07/15/2025	2,878	2,881,230
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	07/15/2025	8,693	8,646,632
Atlantic Broadband Finance, LLC, Term Loan B(e)	—	08/11/2024	9,113	9,067,931
Cable One, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)(d)	3.57%	05/01/2024	1,028	1,033,333
Charter Communications Operating LLC, Term Loan I-1 (1 mo. USD LIBOR + 2.25%)	3.48%	01/15/2024	14,010	14,090,979
CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	07/17/2025	17,729	17,646,025
ION Media Networks, Inc., Term Loan B-3 (2 mo. USD LIBOR + 3.00%)	4.26%	12/18/2020	9,025	9,059,283
MCC Iowa, Term Loan H (1 wk. USD LIBOR + 2.50%)	3.70%	01/29/2021	3,178	3,199,767
Mediacom Illinois LLC, Term Loan K (1 wk. USD LIBOR + 2.25%)	3.45%	02/15/2024	4,596	4,616,865
Numericable-SFR S.A. (France), Term Loan B-10 (3 mo. USD LIBOR + 3.25%)	4.56%	01/14/2025	8,591	8,635,190
Quebecor Media Inc. (Canada), Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	3.57%	08/17/2020	5,065	5,097,409
Telenet Financing USD LLC, Term Loan A-I (1 mo. USD LIBOR + 2.75%)	3.98%	06/30/2025	9,794	9,825,576
Unitymedia GmbH (Germany), Term Loan B(e)	—	09/25/2025	4,616	4,601,342
UPC Financing Partnership, Term Loan AP (1 mo. USD LIBOR + 2.75%)	3.98%	04/15/2025	18,504	18,568,085
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan I (1 mo. USD LIBOR + 2.75%)	3.98%	01/31/2025	18,385	18,447,463
WaveDivision Holdings, LLC,
Term Loan (1 mo. USD LIBOR + 2.75%)	3.99%	10/15/2019	2	1,777
Term Loan (2 mo. USD LIBOR + 2.75%)	4.03%	10/15/2019	680	681,930
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.48%	08/18/2023	7,733	7,730,358
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	3.73%	04/15/2025	6,919	6,909,699
				150,740,874

Chemicals & Plastics–1.99%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.30%	01/31/2024	2,007	2,012,094
Ashland LLC,
Term Loan B (1 mo. USD LIBOR + 2.00%)	3.23%	05/17/2024	226	227,351
Term Loan B (3 mo. USD LIBOR + 2.00%)	3.24%	05/17/2024	453	454,703
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	05/16/2024	918	921,301
Chemours Co., (The), Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.74%	05/12/2022	1,104	1,108,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Colouroz Investment LLC, (Germany)
First Lien Term Loan B-2 (2 mo. USD LIBOR + 3.00%)	4.27%	09/07/2021		$10	$10,217
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	4.31%	09/07/2021		4,053	3,964,296
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	8.56%	09/05/2022		2,916	2,854,871
Term Loan C (2 mo. USD LIBOR + 3.00%)	4.27%	09/07/2021		2	1,689
Term Loan C (3 mo. USD LIBOR + 3.00%)	4.31%	09/07/2021		670	655,344
Constantia Flexibles Holding GmbH (Austria), Term Loan B-2-A (3 mo. USD LIBOR + 3.00%) (Acquired 09/22/2016 Cost $466,236)(d)	4.30%	04/30/2022		467	468,984
Diamond (BC) B.V. (Netherlands), Term Loan B(e)	—	07/25/2024		2,963	2,948,956
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	08/06/2021		3,386	3,403,034
HII Holding Corp.,
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	12/20/2019		1,983	1,994,573
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 07/13/2014; Cost $2,329,452)(d)	9.80%	12/21/2020		2,278	2,318,061
Ineos US Finance LLC,
Euro Term Loan (2 mo. EURIBOR + 2.50%)	3.25%	02/28/2024	EUR	1,276	1,526,652
Term Loan (2 mo. USD LIBOR + 2.75%)	4.01%	03/31/2022		2,419	2,429,455
KMG Chemicals, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.48%	06/15/2024		1,647	1,671,804
MacDermid, Inc.,
First Lien Revolver Loan(d)(f)	0.00%	06/07/2018		403	402,522
First Lien Revolver Loan(d)	3.00%	06/07/2018		164	163,425
First Lien Revolver Loan (Prime Rate + 2.00%)(d)	6.25%	06/07/2018		174	174,138
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%)(d)	4.23%	06/07/2018		1,439	1,436,634
First Lien Multi-Currency Revolver Loan (Prime Rate + 2.00%)(d)	6.25%	06/07/2018		698	696,550
First Lien Multi-Currency Revolver Loan(d)(f)	0.00%	06/07/2018		1,483	1,480,169
Term Loan B-5 (1 mo. USD LIBOR + 3.50%)	4.73%	06/07/2020		142	142,758
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.23%	06/07/2023		1,706	1,715,058
Oxea Finance LLC, First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.48%	01/15/2020		8,840	8,829,262
Proampac PG Borrower LLC,
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.23%	11/20/2023		1,118	1,132,597
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.31%	11/20/2023		1,271	1,287,668
Royal Holdings, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 06/15/2015; Cost $362,215)	8.80%	06/19/2023		364	363,917
Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	06/17/2022		562	565,829
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	08/07/2020		1,804	1,811,809
Trinseo Materials Finance, Inc., Term Loan B(e)	—	09/04/2024		1,038	1,043,758
Venator Finance S.a.r.l., Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	08/08/2024		1,326	1,335,012
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.50%)	3.80%	09/30/2023		1,910	1,923,031
					53,475,912

Clothing & Textiles–0.73%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.30%	05/27/2021		5,185	5,223,753
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.80%	05/27/2022		2,955	2,995,489
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.75%	08/21/2022		4,086	3,175,659
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.73%	10/26/2023		2,909	2,879,747
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.73%	12/10/2021		5,171	5,209,741
					19,484,389

Conglomerates–0.15%
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.98%	06/27/2024		1,895	1,902,190
RGIS Services, LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	8.80%	03/31/2023		2,281	2,108,370
					4,010,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products–2.42%
Berlin Packaging, LLC,
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.99%	09/30/2022		$760	$766,184
Term Loan (1 mo. USD LIBOR + 3.25%)	4.49%	10/01/2021		3,995	4,014,042
Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	10/01/2021		2,405	2,416,985
Berry Plastics Corp.,
Term Loan L (1 mo. USD LIBOR + 2.25%)	3.48%	01/06/2021		1,916	1,918,535
Term Loan M (1 mo. USD LIBOR + 2.25%)	3.48%	10/01/2022		2,227	2,230,346
Term Loan N (1 mo. USD LIBOR + 2.25%)	3.48%	01/19/2024		1,393	1,394,531
BWAY Holding Co., Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	04/03/2024		1,026	1,028,383
Consolidated Container Co. LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.73%	05/22/2024		2,249	2,266,255
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017-05/22/2017; Cost $10,463,447)	5.30%	03/21/2024		10,553	10,605,446
Fort Dearborn Holding Co., Inc.,
First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.25%	10/19/2023		81	82,092
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.30%	10/19/2023		5,039	5,076,726
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 10/10/2016; Cost $387,870)(d)	9.80%	10/19/2024		393	392,408
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.80%	11/21/2023		3,845	3,885,453
ICSH Parent, Inc.,
Delayed Draw Term Loan(f)	0.00%	04/29/2024		354	355,025
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.00%)	5.32%	04/29/2024		154	154,393
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.32%	04/29/2024		2,811	2,821,394
Klockner Pentaplast of America, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.55%	06/30/2022		3,389	3,395,916
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	04/09/2021		606	553,853
Ranpak Corp.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	8.48%	10/03/2022		255	253,750
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.48%	10/01/2021		824	827,186
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	02/05/2023		15,780	15,812,360
SIG Combibloc US Acquisition Inc, Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	03/11/2022	EUR	203	244,602
Tekni-Plex Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%) (Acquired 04/15/2015; Cost $460,055)(d)	9.06%	06/01/2023		463	463,939
Term Loan B-1 (2 mo. USD LIBOR + 3.50%)	4.76%	06/01/2022		1	1,393
Term Loan B-1 (3 mo. USD LIBOR + 3.50%)	4.81%	06/01/2022		541	544,796
TricorBraun Inc.,
First Lien Delayed Draw Term Loan(f)	0.00%	11/30/2023		311	310,771
Term Loan (3 mo. USD LIBOR + 3.75%)	5.05%	11/30/2023		3,065	3,092,166
					64,908,930

Cosmetics & Toiletries–1.17%
Alphabet Holding Co., Inc., Term Loan(e)	—	08/15/2024		3,312	3,294,368
Coty Inc.,
Incremental Term Loan B (1 mo. USD LIBOR + 2.50%)	3.73%	10/27/2022		4,676	4,679,527
Term Loan A (1 mo. USD LIBOR + 1.75%)	2.98%	10/27/2020		3,538	3,527,404
Galleria Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.25%	09/29/2023		6,278	6,289,553
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.98%	01/26/2024		6,988	7,011,934
Sundial Group Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(d)	5.98%	08/15/2024		2,600	2,586,536
Wellness Merger Sub, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.05%	06/30/2024		3,992	4,016,834
					31,406,156

Drugs–1.46%
Alpha BidCo SAS,(France)
Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	01/30/2023	EUR	544	655,375
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	01/30/2023	EUR	233	281,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Drugs–(continued)
BPA Laboratories,
First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	3.81%	04/29/2020		$1,202	$1,172,111
Second Lien Term Loan (3 mo. USD LIBOR + 2.50%)(d)	3.81%	04/29/2020		1,045	1,045,282
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	05/20/2021		6,610	6,655,194
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.50%	04/27/2024		9,414	9,506,489
Grifols Worldwide Operations USA, Inc., Term Loan B (1 wk. USD LIBOR + 2.25%)	3.45%	01/31/2025		12,881	12,917,444
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B (1 mo. USD LIBOR + 4.75%)	5.99%	04/01/2022		6,759	6,882,170
					39,115,108

Ecological Services & Equipment–0.78%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.75%)	3.95%	11/10/2023		7,636	7,683,911
Casella Waste Systems, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.98%	10/17/2023		1,101	1,105,626
PSSI Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	4.73%	12/02/2021		2,485	2,509,507
Waste Industries USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.98%	02/27/2020		6,952	6,972,442
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	08/11/2023		2,576	2,581,861
					20,853,347

Electronics & Electrical–11.18%
4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.73%	05/08/2020		9,234	8,233,663
Almonde, Inc.,(United Kingdom)
First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,153	2,598,932
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.74%	06/13/2024		15,376	15,470,472
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	6.30%	06/30/2021		7,110	7,026,809
Canyon Valor Companies, Inc., Term Loan(e)	—	06/16/2023		4,287	4,329,543
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(d)	3.48%	08/16/2022		4,447	4,461,195
CommScope, Inc., Term Loan 5 (3 mo. USD LIBOR + 2.00%)	3.30%	12/29/2022		1,764	1,773,619
Compuware Corp., Term Loan B-3 (3 mo. USD LIBOR + 4.25%)	5.55%	12/15/2021		3,695	3,741,268
CPI International, Inc., First Lien Term Loan(e)	—	07/26/2024		1,528	1,527,764
Dell International LLC,
Term Loan A-2 (1 mo. USD LIBOR + 2.25%)	3.49%	09/07/2021		2,257	2,263,319
Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	09/07/2023		2,752	2,766,615
Diamond US Holding LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	4.55%	04/06/2024		4,107	4,119,938
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.00%	11/06/2023		3,785	3,792,118
Go Daddy Operating Co., LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	3.73%	02/15/2024	EUR	14,847	14,901,345
Hyland Software, Inc.,
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.23%	07/07/2025		238	242,708
Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	07/01/2022		1,596	1,613,154
IGT Holding IV AB (Sweden), Term Loan B(e)	—	07/24/2024		2,944	2,958,893
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(d)	4.23%	04/04/2024		1,939	1,944,819
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	7.23%	04/26/2024		3,143	3,162,895
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(d)	5.48%	03/10/2021		4,221	4,231,280
Lully Finance LLC,
First Lien Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	4.73%	10/14/2022		1,481	1,468,242
First Lien Term Loan B-4 (1 mo. EURIBOR + 3.75%)	3.75%	10/14/2022	EUR	1,193	1,421,294
Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%)(d)	9.73%	10/16/2023		1,614	1,557,265
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%) (Acquired 11/30/2016; Cost $587,965)(d)	7.25%	10/16/2023	EUR	555	660,418
MA Finance Co., LLC,
Term Loan B-2 (3 mo. USD LIBOR + 2.50%)	3.81%	11/19/2021		10,174	10,174,938
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	3.98%	04/26/2024		2,362	2,364,513
MACOM Technology Solutions Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	05/17/2024		4,281	4,281,256
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.49%	08/15/2022		3,834	3,851,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Meter Reading Holding, LLC, Term Loan (3 mo. USD LIBOR + 5.75%)(d)	6.95%	08/29/2023		$4,613	$4,704,762
Micro Holding, L.P., Term Loan(e)	—	08/16/2024		3,381	3,371,412
Micron Technology, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.80%	04/26/2022		837	844,155
Microsemi Corp., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.55%	01/15/2023		6,514	6,537,760
Mirion Technologies, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	6.05%	03/31/2022		2,579	2,579,813
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.49%	07/05/2023		2,259	2,279,989
NeuStar, Inc.,
Term Loan B-1(e)	—	09/02/2019		1,226	1,235,210
Term Loan B-2(e)	—	03/01/2024		4,633	4,682,730
Oberthur Technologies of America Corp.,
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	3,402	4,004,736
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.05%	01/10/2024		4,515	4,460,283
Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	3,449	4,060,257
Omnitracs, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.05%	05/25/2021		311	311,734
Term Loan (3 mo. USD LIBOR + 3.75%)	5.05%	11/25/2020		5,444	5,482,243
ON Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	03/31/2023		9,555	9,599,253
Optiv Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.56%	01/31/2025		654	591,780
Term Loan (3 mo. USD LIBOR + 3.25%)	4.56%	02/01/2024		4,829	4,418,649
Project Leopard Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.76%	07/07/2023		2,059	2,074,420
Quest Software US Holdings Inc., Term Loan (2 mo. USD LIBOR + 6.00%)	7.26%	10/31/2022		8,999	9,153,018
Ramundsen Holdings, LLC,
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.80%	01/31/2025		261	264,424
Term Loan (3 mo. USD LIBOR + 4.25%)	5.55%	02/01/2024		642	646,596
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.49%	04/24/2022		817	795,484
Rocket Software, Inc.,
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	10.80%	10/14/2024		978	981,303
Term Loan (3 mo. USD LIBOR + 4.25%)	5.55%	10/14/2023		6,931	7,017,154
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.73%	10/12/2023		1,514	1,527,982
Sandvine Corp., Term Loan B(d)(e)	—	08/25/2022		3,599	3,454,881
Seattle Spinco, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.03%	06/21/2024		15,952	15,968,139
Sparta Systems, Inc., Term Loan B(e)	—	08/21/2024		675	677,872
Sybil Software LLC,
Term Loan (3 mo. USD LIBOR + 3.25%)	4.50%	09/30/2023		11,108	11,191,689
Term Loan (3 mo. EURIBOR + 3.50%)(e)	—	09/30/2023	EUR	3,919	4,716,442
Symantec Corp., Term Loan A-5 (2 mo. USD LIBOR + 1.75%)	3.01%	08/01/2021		3,167	3,162,298
Tempe Holdco Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.48%	12/01/2023		4,519	4,578,393
TIBCO Software, Inc., Term Loan B-1(e)	—	12/04/2020		1,337	1,343,076
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.48%	05/31/2021		4,176	4,231,077
Vantiv, LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.73%	10/14/2023		237	238,273
Verifone, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.99%	07/08/2021		3,591	3,606,964
Verint Systems Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.56%	06/29/2024		2,243	2,251,221
Veritas US Inc.,
Euro Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	11,347	13,641,384
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.80%	01/27/2023		3,761	3,797,713
VF Holding Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.55%	06/30/2023		2,636	2,649,898
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.70%	07/19/2024		1,423	1,430,389
Western Digital Corp., Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.98%	04/29/2023		20,742	20,890,696
Zebra Technologies Corp., Term Loan B (3 mo. USD LIBOR + 2.00%)	3.31%	10/27/2021		3,487	3,489,819
					299,885,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Financial Intermediaries–1.44%
Black Knight InfoServ, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)(d)	3.50%	05/27/2022		$670	$672,903
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.49%	03/23/2024		2,138	2,145,236
iPayment Inc., Term Loan (3 mo. USD LIBOR + 6.00%)(d)	7.31%	04/11/2023		2,943	2,972,665
LPL Holdings, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.82%	03/10/2024		1,285	1,291,365
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	03/27/2020		9,098	9,099,465
RJO Holdings Corp.,
Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $1,252,813)(d)	13.23%	05/05/2022		1,265	1,271,164
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $3,523,537)(d)	9.25%	05/05/2022		3,557	3,575,147
RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	3.30%	03/27/2023		11,273	11,333,065
SAM Finance Lux S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.25%)	4.50%	12/17/2020		474	476,616
Stiphout Finance LLC,
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 07/21/2015; Cost $90,820)(d)	9.23%	10/26/2023		91	90,969
Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 07/21/2015-07/11/2016; Cost $2,939,329)(d)	4.98%	10/26/2022		2,944	2,962,696
Walter Investment Management Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	4.98%	12/18/2020		2,872	2,667,544
					38,558,835

Food & Drug Retailers–1.38%
Adria Group Holding B.V. (Netherlands), Term Loan (Acquired 05/19/2016-02/07/2017; Cost $7,044,255)(h)	0.00%	06/04/2018	EUR	8,076	193,475
Albertsons, LLC,
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.98%	08/25/2021		11,860	11,544,852
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	4.29%	12/21/2022		7,586	7,387,099
Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	4.25%	06/22/2023		5,534	5,394,793
Pret A Manger (United Kingdom), Term Loan B-2 (3 mo. GBP LIBOR + 4.00%)	4.29%	06/20/2022	GBP	2,115	2,757,160
Rite Aid Corp.,
Second Lien Term Loan 1 (1 mo. USD LIBOR + 4.75%)	5.99%	08/21/2020		2,637	2,663,370
Second Lien Term Loan 2 (1 mo. USD LIBOR + 3.88%)	5.12%	06/21/2021		2,911	2,931,011
Supervalu Inc.,
Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	4.73%	06/08/2024		1,655	1,604,334
Term Loan (1 mo. USD LIBOR + 3.50%)	4.73%	06/08/2024		2,759	2,673,890
					37,149,984

Food Products–2.45%
Candy Intermediate Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.80%	06/15/2023		5,595	5,441,117
Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	6.98%	06/22/2022		1,675	1,697,962
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.30%	07/03/2020		2,061	1,970,729
Dole Food Co., Inc.,
Term Loan B (2 mo. USD LIBOR + 2.75%)	4.01%	04/06/2024		8,130	8,161,549
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.05%	04/06/2024		452	453,419
Hearthside Group Holdings, LLC,
Revolver Loan(d)(f)	0.00%	06/02/2019		2,701	2,692,434
Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	06/02/2021		1,107	1,112,169
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.73%	08/03/2022		19	18,890
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	3.56%	07/04/2022		9,426	9,481,463
JBS USA Lux S.A.,
Term Loan (2 mo. USD LIBOR + 2.50%)	3.76%	10/30/2022		55	54,148
Term Loan (3 mo. USD LIBOR + 2.50%)	3.80%	10/30/2022		21,769	21,550,998
Nomad Foods US LLC (United Kingdom), Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.98%	05/15/2024		2,761	2,780,183
Pinnacle Foods Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.23%	02/02/2024		637	639,439
Post Holdings, Inc.,
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.49%	05/24/2024		5,092	5,107,791
Revolver Loan(d)(f)	0.00%	01/29/2019		3,566	3,561,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
QCE LLC, PIK Term Loan, 10.00% PIK Rate(g)	10.00%	06/30/2019		$6	$614
Shearer’s Foods, LLC,
First Lien Term Loan (3 mo. USD LIBOR + 3.94%)	5.23%	06/30/2021		499	500,187
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)(d)	8.05%	06/30/2022		457	438,457
					65,663,304

Food Service–2.10%
Landry’s, Inc.,
Term Loan B (2 mo. USD LIBOR + 2.75%)	4.01%	10/04/2023		1,233	1,224,927
Term Loan B (3 mo. USD LIBOR + 2.75%)	3.97%	10/04/2023		1,765	1,753,384
New Red Finance, Inc.,
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.49%	02/16/2024		10,346	10,327,747
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	3.55%	02/16/2024		6,596	6,584,938
NPC International, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.74%	04/19/2024		3,067	3,089,800
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.74%	04/18/2025		965	979,603
Pizza Hut Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.23%	06/16/2023		266	267,859
Red Lobster Management, LLC, Term Loan (1 mo. USD LIBOR + 5.25%)	6.48%	07/28/2021		3,464	3,503,351
Restaurant Holding Co., LLC, First Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.99%	02/28/2019		1,688	1,656,202
Steak ‘n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.99%	03/19/2021		2,378	2,330,772
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.48%	02/01/2023		4,254	4,277,679
US Foods, Inc., Second Lien Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	3.99%	06/27/2023		20,243	20,354,910
					56,351,172

Health Care–3.75%
Acadia Healthcare Co., Inc.,
Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.97%	02/11/2022		1,344	1,353,885
Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.98%	02/16/2023		5,252	5,288,050
ATI Holdings, Inc., First Lien Term Loan(e)	—	05/10/2023		1,591	1,600,105
CareCore National, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.23%	03/05/2021		8,410	8,536,440
Community Health Systems, Inc.,
Incremental Term Loan G (3 mo. USD LIBOR + 2.75%)	3.96%	12/31/2019		2,505	2,501,915
Revolver Loan(d)(f)	0.00%	01/27/2019		1,974	1,953,135
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.80%	10/31/2023		634	637,082
DJO Finance LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	06/07/2020		7,978	7,956,802
Elsan Groupe S.A.S. (France), Term Loan B-2 (1 mo. EURIBOR + 3.75%)	3.75%	07/21/2022	EUR	1,347	1,619,908
Envision Healthcare Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.30%	12/01/2023		2,959	2,985,200
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.06%	05/02/2023		3,380	3,400,420
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	06/30/2024		2,403	2,406,445
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.73%	10/27/2022		3,004	3,022,009
HC Group Holdings III, Inc., Term Loan (3 mo. USD LIBOR + 5.00%)(d)	6.23%	04/07/2022		4,992	5,036,008
HCA, Inc., Term Loan B-9 (1 mo. USD LIBOR + 2.00%)	3.23%	03/17/2023		4,111	4,130,380
INC Research Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.48%	08/01/2024		479	480,176
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.55%	02/03/2024		8,608	8,541,348
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.30%	06/07/2023		15,327	15,411,663
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.05%	06/30/2021		1,602	1,608,485
PAREXEL International Corp., Term Loan(e)	—	08/11/2024		8,759	8,790,750
Surgery Center Holdings, Inc., Term Loan(e)	—	06/20/2024		2,104	2,089,129
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	02/06/2024		7,598	7,521,925
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(f)	0.00%	03/12/2021	EUR	1,850	2,168,437
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.30%	06/07/2024		1,674	1,682,746
					100,722,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings–0.48%
Comfort Holding, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	5.98%	02/05/2024		$4,490	$4,186,879
Second Lien Term Loan (1 mo. USD LIBOR + 10.00%)	11.23%	02/03/2025		537	459,601
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.73%	08/04/2024		1,635	1,645,598
Serta Simmons Bedding, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.80%	11/08/2023		6,893	6,719,423
					13,011,501

Industrial Equipment–2.28%
Accudyne Industries LLC,
Term Loan(e)	—	08/15/2024		4,145	4,152,309
Clark Equipment Co., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.01%	05/18/2024		7,028	7,058,985
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.30%	01/31/2024		950	954,993
Crosby US Acquisition Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	11/23/2020		4,634	4,286,804
DXP Enterprises, Inc., Term Loan(d)(e)	—	09/01/2023		1,449	1,443,377
Engineered Machinery Holdings, Inc.,
First Lien Delayed Draw Term Loan(f)	0.00%	07/25/2024		145	145,221
First Lien Term Loan(e)	—	07/25/2024		1,116	1,117,085
Second Lien Delayed Draw Term Loan(f)	0.00%	07/25/2025		86	86,289
Second Lien Delayed Draw Term Loan	8.49%	07/25/2025		12	11,767
Second Lien Term Loan(e)	—	07/25/2025		817	823,666
Filtration Group Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.26%	11/23/2020		5,440	5,473,726
Gardner Denver, Inc.,
Term Loan B-1(e)	—	07/30/2024	EUR	1,045	1,242,066
Term Loan B-1(e)	—	07/30/2024		5,072	5,076,659
Generac Power System, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.55%	05/31/2023		2,282	2,292,731
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	4.23%	09/25/2023		7,203	7,247,543
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.75%)	3.98%	08/16/2023		2,786	2,799,546
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.80%	11/27/2020		3,451	3,238,489
Rexnord LLC/ RBS Global, Inc.,
Term Loan B (1 mo. USD LIBOR + 2.75%)	4.01%	08/21/2023		776	778,609
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.05%	08/21/2023		7,583	7,610,617
Robertshaw US Holding Corp.,
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.75%	08/15/2024		2,039	2,055,168
Second Lien Term Loan(e)	—	02/15/2025		684	679,781
Tank Holding Corp., Term Loan (3 mo. USD LIBOR + 4.25%)	5.55%	03/16/2022		1,091	1,096,007
Terex Corp., Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	3.51%	01/31/2024		1,372	1,372,249
					61,043,687

Insurance–0.64%
Alliant Holdings I, L.P., Term Loan (3 mo. USD LIBOR + 3.25%)	4.56%	08/14/2022		669	669,531
AmWINS Group, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.18%	01/25/2024		5,028	5,041,831
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.98%	01/25/2025		374	382,906
Hub International Ltd.,
Term Loan (2 mo. USD LIBOR + 3.00%)	4.26%	10/02/2020		7	6,805
Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	10/02/2020		2,613	2,626,822
USI Inc.,
Incremental Term Loan(e)	—	05/16/2024		4,027	4,006,391
Term Loan (6 mo. USD LIBOR + 3.00%)	4.31%	05/16/2024		4,371	4,354,985
					17,089,271

Leisure Goods, Activities & Movies–3.05%
Alpha Topco Ltd. (United Kingdom), Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	4.50%	02/01/2024		17,088	17,219,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
AMC Entertainment Inc.,
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	12/15/2023		$4,397	$4,386,916
Term Loan (1 mo. USD LIBOR + 2.25%)	3.48%	12/15/2022		3,594	3,583,484
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	10/19/2023		510	513,933
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.48%	11/07/2023		4,425	4,454,637
Cinemark USA, Inc.,
Term Loan (2 mo. USD LIBOR + 2.00%)	3.27%	05/09/2022		1,728	1,735,098
Term Loan (3 mo. USD LIBOR + 2.00%)	3.23%	05/09/2022		4	3,747
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.98%	11/08/2023		6,880	6,941,397
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2(e)	—	07/30/2024		3,003	3,026,425
Dorna Sports, S.L. (Spain), Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.02%	04/12/2024		2,475	2,463,991
Equinox Holdings Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	03/08/2024		3,499	3,508,998
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.23%	09/08/2024		362	369,711
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	5.48%	07/01/2020		4,954	5,012,065
Fugue Finance B.V., Term Loan(e)	—	06/30/2024	EUR	1,597	1,909,898
Intrawest Resorts Holdings, Inc.,
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.48%	07/31/2024		1,677	1,680,463
Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.48%	07/31/2024		883	884,686
Lions Gate Entertainment Corp. (Canada), Term Loan B (1 mo. USD LIBOR + 3.00%)	4.23%	12/08/2023		505	510,226
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.50%	10/31/2023		459	460,430
MTL Publishing LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	3.73%	08/21/2023		4,557	4,574,880
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2(e)	—	07/07/2024	CHF	1,039	1,104,691
Regal Cinemas Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	3.23%	04/01/2022		5,172	5,136,924
Sabre GLBL Inc., Incremental Term Loan B-1(e)	—	02/22/2024		626	628,984
Shutterfly, Inc., Delayed Draw Term Loan B(f)	0.00%	08/17/2024		1,298	1,292,215
UFC Holdings, LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	08/18/2023		7,891	7,928,641
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.74%	08/18/2024		2,441	2,497,730
					81,829,703

Lodging & Casinos–3.14%
B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 4.00%)	4.25%	03/14/2023	EUR	3,000	3,620,458
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	07/03/2024		3,946	3,955,916
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	3.70%	09/15/2023		2,140	2,147,208
Caesars Growth Properties Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	05/08/2021		3,796	3,813,494
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.73%	04/18/2024		2,121	2,128,885
Four Seasons Hotels Ltd. (Canada), Term Loan (1 mo. USD LIBOR + 2.50%)	3.73%	11/30/2023		5,116	5,145,881
Harrah’s Operating Co., Inc., Term Loan B-6 (1 mo. USD LIBOR + 1.50%)(i)	1.50%	—		10,785	13,035,968
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.23%	10/25/2023		5,096	5,118,618
La Quinta Intermediate Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.05%	04/14/2021		11,768	11,819,455
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.23%	03/29/2024		32	32,008
RHP Hotel Properties, LP, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.56%	05/11/2024		1,683	1,693,172
Scientific Games International, Inc.,
Multicurrency Revolver Loan(f)	0.00%	10/18/2018		4,575	4,506,705
Term Loan B-4(e)	—	08/14/2024		13,180	13,302,747
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	06/08/2023		7,915	7,919,386
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.80%	07/10/2020		6,076	6,132,576
					84,372,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Nonferrous Metals & Minerals–0.20%
American Rock Salt Co. LLC,
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.98%	05/20/2021	$2,510	$2,515,168
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.98%	05/20/2021	342	342,301
Dynacast International LLC,
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.55%	01/28/2022	2,480	2,488,308
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	9.80%	01/30/2023	25	25,484
				5,371,261

Oil & Gas–4.06%
Ascent Resources — Marcellus, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.48%	08/04/2020	5,196	3,494,382
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	5.51%	06/24/2024	4,132	4,171,145
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.32%	08/17/2020	4,936	5,000,640
California Resources Corp., Term Loan (1 mo. USD LIBOR + 10.38%)	11.60%	12/31/2021	4,004	4,257,508
Citgo Holdings, Inc., Term Loan (3 mo. USD LIBOR + 8.50%)	9.80%	05/12/2018	8,761	8,853,059
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.80%	07/29/2021	3,806	3,818,314
Crestwood Holdings LLC, Term Loan B-1 (1 mo. USD LIBOR + 8.00%)	9.23%	06/19/2019	5,353	5,346,094
Drillships Financing Holding Inc., Term Loan B-1(h)(i)	0.00%	03/31/2021	11,813	7,560,145
Fieldwood Energy LLC,
Term Loan (3 mo. USD LIBOR + 2.88%)	4.17%	09/28/2018	366	344,204
Term Loan (3 mo. USD LIBOR + 7.00%)	8.30%	08/31/2020	8,364	7,778,909
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	6.30%	06/27/2020	7,465	5,542,558
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.55%	08/25/2023	8,869	8,114,717
HGIM Corp., Term Loan B (3 mo. USD LIBOR + 4.50%)	5.75%	06/18/2020	8,460	3,553,354
Jonah Energy LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.73%	05/12/2021	3,533	3,483,946
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 08/04/2014-05/04/2017; Cost $4,265,732)(d)	6.80%	07/31/2020	4,710	3,767,964
Pacific Drilling S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.50%)	4.75%	06/03/2018	2,480	856,898
Paragon Offshore Finance Co.,(Cayman Islands)
Term Loan (3 mo. USD LIBOR + 6.00%)(i)	7.30%	07/18/2022	156	131,115
Term Loan (Prime rate + 1.75%)(i)	6.00%	07/16/2021	26	9,852
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	3.80%	03/19/2021	10,363	8,502,349
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 3.00%)	4.30%	02/21/2021	21,736	14,135,098
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	5.55%	08/04/2021	1,841	1,628,127
Veresen Midstream US LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	4.73%	03/31/2022	2,682	2,700,008
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.30%)	3.54%	07/13/2020	6,158	5,911,590
				108,961,976

Publishing–1.59%
Ascend Learning, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.53%	07/12/2024	2,882	2,902,015
Getty Images, Inc., Revolver Loan(d)(f)	0.00%	10/18/2017	6,893	6,755,422
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	6.56%	06/01/2022	81	81,949
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.23%	10/04/2023	19,225	19,264,361
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.98%	10/24/2021	3,145	3,181,433
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.23%	01/27/2024	10,454	10,495,078
				42,680,258

Radio & Television–1.87%
E.W. Scripps Co., Term Loan(e)	—	10/04/2024	1,243	1,247,638
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.73%	02/07/2024	618	619,726
iHeartCommunications, Inc.,
Term Loan D (1 mo. USD LIBOR + 6.75%)	7.98%	01/30/2019	15,666	12,616,604
Term Loan E (1 mo. USD LIBOR + 7.50%)	8.73%	07/31/2019	29,570	23,785,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Radio & Television–(continued)
Mission Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)(e)	—	01/17/2024		$27	$27,455
Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)(e)	—	01/17/2024		219	219,303
Raycom TV Broadcasting, LLC, Term Loan B(e)	—	08/30/2024		3,590	3,617,124
Sinclair Television Group, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.49%	01/03/2024		8,135	8,157,084
					50,290,335

Retailers (except Food & Drug)–4.15%
Action Holding B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	02/25/2022	EUR	975	1,176,474
Bass Pro Group, LLC,
Term Loan (1 mo. USD LIBOR + 3.25%)	4.48%	06/05/2020		616	613,921
Term Loan (3 mo. USD LIBOR + 5.00%)	6.30%	12/16/2023		12,651	12,034,538
BJ’s Wholesale Club, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	4.97%	02/03/2024		1,216	1,176,093
Burlington Coat Factory Warehouse Corp., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	3.98%	08/13/2021		1,950	1,959,750
CDW LLC, Term Loan (3 mo. USD LIBOR + 2.00%)	3.30%	08/17/2023		2,238	2,247,768
Cortefiel, S.A.,(Spain)
PIK Term Loan B-1, 1.00% PIK Rate, 4.25% Cash Rate(g)	1.00%	03/21/2018	EUR	1,055	1,258,969
PIK Term Loan B-2, 1.00% PIK Rate, 4.25% Cash Rate(g)	1.00%	03/21/2018	EUR	1,151	1,373,304
PIK Term Loan B-3, 1.00% PIK Rate, 4.25% Cash Rate(g)	1.00%	03/21/2018	EUR	534	637,336
PIK Term Loan B-3, 1.00% PIK Rate, 5.25% Cash Rate(g)	1.00%	03/21/2018	EUR	6,288	7,503,056
David’s Bridal, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.30%	10/11/2019		2,370	1,873,960
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	5.98%	10/14/2022		5,500	3,893,626
J. Crew Group, Inc.,
Term Loan (1 mo. USD LIBOR + 3.22%)	4.45%	03/05/2021		281	165,229
Term Loan (3 mo. USD LIBOR + 3.22%)	4.52%	03/05/2021		419	246,632
Jill Acquisition LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.32%	05/08/2022		854	840,767
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.48%	04/02/2021		5,258	4,311,841
Michaels Stores, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.98%	01/28/2023		737	736,263
Moran Foods LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.23%	12/05/2023		3,373	3,221,426
National Vision, Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	03/12/2021		1,857	1,864,727
First Lien Revolver Loan(d)(f)	0.00%	03/13/2019		3,004	2,763,997
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	6.98%	03/13/2022		148	147,872
Party City Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	08/19/2022		1,914	1,919,576
Payless Inc.,
DIP Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 05/17/2017; Cost $1,550,335)	11.49%	10/31/2017		1,550	1,552,195
Term Loan A-2 (1 mo. USD LIBOR + 9.00%)(d)	10.23%	08/10/2022		2,910	2,926,391
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	01/26/2023		5,318	4,501,891
Pier 1 Imports (U.S.), Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.80%	04/30/2021		1,513	1,458,003
Sally Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.75%	07/05/2024		1,637	1,649,243
Savers Inc.,
Term Loan (2 mo. USD LIBOR + 3.75%)	5.01%	07/09/2019		13	12,283
Term Loan (3 mo. USD LIBOR + 3.75%)	5.06%	07/09/2019		4,987	4,667,489
Sears Roebuck Acceptance Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.73%	06/30/2018		18,126	17,982,587
Staples, Inc., Term Loan(e)	—	08/14/2024		7,185	7,157,947
Toys ‘R’ US Property Co. I, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.23%	08/21/2019		12,695	11,869,445
Toys ‘R’ Us-Delaware, Inc.,
Term Loan A-1 (3 mo. USD LIBOR + 7.25%) (Acquired 10/14/2014; Cost $1,722,227)(d)	8.56%	10/24/2019		1,745	1,753,568
Term Loan A-1 (3 mo. USD LIBOR + 7.25%) (Acquired 10/14/2014; Cost $2,135,558)(d)	8.56%	10/24/2019		2,164	2,174,424
Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	5.25%	05/25/2018		89	85,398
Term Loan B-3 (3 mo. USD LIBOR + 3.75%)	5.25%	05/25/2018		25	24,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–(continued)
Vivarte (France), PIK Term Loan (6 mo. EURIBOR + 4.00%) 7.00% PIK Rate, 4.00% Cash Rate(g)	7.00%	10/29/2019	EUR	1,488	$1,456,005
					111,238,493

Steel–0.04%
Atkore International, Inc., Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	4.30%	12/22/2023		$1,093	1,098,798

Surface Transport–0.95%
Kenan Advantage Group, Inc.,
Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	07/29/2022		7,305	7,314,179
Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	07/29/2022		1,933	1,935,673
PODS LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	4.48%	02/02/2022		6,205	6,253,711
Stena International S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.00%)	4.30%	03/03/2021		4,545	4,009,069
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.48%	06/26/2021		3,264	2,855,981
XPO Logistics, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.55%	11/01/2021		3,147	3,156,250
					25,524,863

Telecommunications–6.75%
Avaya Inc., DIP Term Loan (1 mo. USD LIBOR + 7.50%)	8.73%	01/24/2018		1,995	2,032,770
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.75%	01/31/2025		20,906	20,500,488
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	05/01/2024		3,657	3,680,235
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.23%	10/24/2022		12,397	12,014,686
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.24%	10/05/2023		17,435	17,165,121
Frontier Communications Corp.,
Term Loan (1 mo. USD LIBOR + 2.75%)	3.99%	03/31/2021		5,359	5,151,506
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	4.99%	06/15/2024		1,832	1,758,235
GTT Communications, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.50%	01/09/2024		4,148	4,175,825
Intelsat Jackson Holdings S.A., Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	4.00%	06/30/2019		5,021	5,009,077
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.49%	02/22/2024		21,107	21,131,921
LTS Buyer LLC, First Lien Term Loan B (3 mo. USD LIBOR + 3.25%)	4.55%	04/13/2020		2,690	2,699,967
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	02/01/2024		5,720	5,653,455
SBA Senior Finance II LLC,
Incremental Term Loan B-1-A (1 mo. USD LIBOR + 2.25%)	3.49%	03/24/2021		582	584,318
Incremental Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.49%	06/10/2022		3,798	3,809,919
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.75%	02/02/2024		16,949	16,978,085
Syniverse Holdings, Inc.,
Term Loan (3 mo. USD LIBOR + 3.00%)	4.31%	04/23/2019		6,285	6,060,195
Term Loan B (3 mo. USD LIBOR + 3.00%)	4.30%	04/23/2019		6,367	6,138,780
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 3.00%)	4.30%	11/17/2023		15,992	16,146,133
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.23%	05/02/2023		6,896	6,741,267
Windstream Services, LLC,
Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.23%	03/29/2021		13,318	12,252,147
Term Loan B-6 (2 mo. USD LIBOR + 4.00%)	5.27%	03/29/2021		34	30,942
Term Loan B-7 (2 mo. USD LIBOR + 3.25%)	4.48%	02/17/2024		2,644	2,330,068
Term Loan B-7 (2 mo. USD LIBOR + 3.25%)	4.52%	02/17/2024		7	5,869
Zayo Group, LLC,
Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.23%	01/19/2021		1,782	1,784,624
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.48%	01/19/2024		7,228	7,245,070
					181,080,703

Utilities–7.33%
AES Corp., (The), Term Loan (3 mo. USD LIBOR + 2.00%)	3.32%	05/24/2022		2,837	2,842,098
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 4.25%)	5.48%	04/13/2023		5,429	5,510,077
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.73%	05/27/2022		1,305	1,312,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Utilities–(continued)
Calpine Construction Finance Co., L.P.,
Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.49%	05/03/2020		$776	$775,513
Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.74%	01/31/2022		12,017	12,004,211
Calpine Corp.,
Term Loan (1 mo. USD LIBOR + 1.75%)	2.99%	11/30/2017		5,734	5,734,703
Term Loan (1 mo. USD LIBOR + 1.75%)	2.99%	12/31/2019		3,137	3,132,694
Term Loan (3 mo. USD LIBOR + 2.75%)	4.05%	01/15/2024		6,110	6,099,596
Term Loan (3 mo. USD LIBOR + 2.75%)	4.05%	01/15/2024		8,401	8,392,595
Term Loan B-7 (3 mo. USD LIBOR + 2.75%)	4.05%	05/31/2023		3,372	3,368,187
Dynegy Inc., Term Loan C-1 (1 mo. USD LIBOR + 3.25%)	4.48%	02/07/2024		17,651	17,704,150
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.23%	10/02/2023		7,692	7,718,534
Energy Future Intermediate Holding Co. LLC, DIP Term Loan (1 mo. USD LIBOR + 3.00%)	4.23%	06/30/2018		15,292	15,379,878
Granite Acquisition, Inc.,
First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	5.30%	12/17/2021		5,437	5,485,943
First Lien Term Loan C (3 mo. USD LIBOR + 4.00%)	5.30%	12/17/2021		243	245,309
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	8.55%	12/19/2022		1,019	1,023,061
Lightstone Holdco LLC,
Term Loan B (1 mo. USD LIBOR + 4.50%)	5.73%	01/30/2024		8,986	8,950,503
Term Loan C (1 mo. USD LIBOR + 4.50%)	5.73%	01/30/2024		560	557,707
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.73%	05/16/2024		3,802	3,833,262
NRG Energy Inc.,
Revolver Loan A(d)(f)	0.00%	07/01/2018		41,372	41,040,557
Term Loan (3 mo. USD LIBOR + 2.25%)	3.55%	06/30/2023		12,700	12,702,662
Pike Corp.,
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.24%	09/10/2024		246	250,040
Term Loan (1 mo. USD LIBOR + 3.75%)	4.99%	03/10/2024		1,261	1,275,490
Southeast PowerGen LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	4.80%	12/02/2021		1,311	1,259,833
Talen Energy Supply, LLC, Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	5.23%	07/15/2023		257	253,690
USIC Holding, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.92%	12/08/2023		5,984	6,015,973
Vistra Operations Co. LLC,
Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	12/14/2023		1,934	1,939,093
Term Loan (1 mo. USD LIBOR + 2.75%)	3.98%	08/04/2023		17,859	17,886,623
Term Loan C (1 mo. USD LIBOR + 2.75%)	3.98%	08/04/2023		4,094	4,099,905
					196,794,693
Total Variable Rate Senior Loan Interests					2,429,757,132

Bonds & Notes–4.54%
Air Transport–0.24%
LATAM Airlines Group S.A. (Chile)	4.50%	08/15/2025		867	864,203
Mesa Airlines, Inc. (Acquired 11/25/2015; Cost $5,538,861)(j)	5.75%	07/15/2025		5,539	5,663,485
					6,527,688

Automotive–0.30%
Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	892	1,020,575
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.88%	04/15/2024	EUR	2,000	2,351,616
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		1,066	1,080,128
Schaeffler AG (Germany)(j)	4.50%	09/15/2023		1,066	1,087,320
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,965	1,987,106
Superior Industries International, Inc.(j)	6.00%	06/15/2025	EUR	535	590,780
					8,117,525

Business Equipment & Services–0.32%
Dream Secured Bondco AB (Sweden) (3 mo. EURIBOR + 7.25%)(j)(k)	8.25%	10/21/2023	EUR	2,775	3,336,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Dream Secured Bondco AB (Sweden) (3 mo. STIBOR + 7.25%)(j)(k)	8.25%	10/21/2023	SEK	2,112	$267,696
ICBPI (United Kingdom) (6 mo. EURIBOR + 8.00%)(j)(k)	8.00%	05/30/2021	EUR	2,250	2,725,115
West Corp.(j)	4.75%	07/15/2021		$2,140	2,182,800
					8,512,014

Cable & Satellite Television–1.03%
Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		851	899,933
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		10,469	11,463,555
Altice US Finance I Corp.(j)	5.50%	05/15/2026		10,933	11,561,647
Numericable-SFR S.A. (France)(j)	6.00%	05/15/2022		555	584,138
Numericable-SFR S.A. (France)(j)	7.38%	05/01/2026		1,889	2,040,120
Virgin Media Investment Holdings Ltd. (United Kingdom)(j)	5.50%	08/15/2026		1,027	1,086,052
					27,635,445

Chemicals & Plastics–0.14%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		3,966	3,628,890

Containers & Glass Products–0.29%
Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		1,695	1,739,494
Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		1,643	1,690,236
Horizon Holdings III (France)(j)	8.25%	02/15/2022	EUR	1,532	1,953,710
Reynolds Group Holdings Inc.	5.75%	10/15/2020		634	645,888
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	4.80%	07/15/2021		1,868	1,905,360
					7,934,688

Electronics & Electrical–0.24%
Blackboard Inc.(j)	9.75%	10/15/2021		4,356	3,963,960
Dell International LLC(j)	5.45%	06/15/2023		1,385	1,517,352
Micron Technology, Inc.	7.50%	09/15/2023		940	1,044,575
					6,525,887

Financial Intermediaries–0.62%
Cabot Financial S.A. (Luxembourg)(j)	6.50%	04/01/2021	GBP	2,000	2,672,930
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	7.50%	08/01/2022	EUR	2,221	2,834,490
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	2,132	2,992,864
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 5.50%)(j)(k)	5.50%	10/01/2021	EUR	2,415	2,928,843
Nemean Bondco PLC (United Kingdom)(j)	7.38%	02/01/2024	GBP	1,361	1,693,998
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	6.79%	02/01/2023	GBP	2,042	2,564,333
Promontoria MCS (France) (3 mo. EURIBOR + 5.75%)(j)(k)	5.75%	09/30/2021	EUR	707	896,348
					16,583,806

Health Care–0.45%
Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.29%	07/15/2019	GBP	2,954	3,801,790
DJO Finance LLC(j)	8.13%	06/15/2021		1,973	1,879,283
DJO Finance LLC	10.75%	04/15/2020		5,087	4,444,766
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.28%	08/15/2022	GBP	1,500	1,832,970
					11,958,809

Insurance–0.12%
Domestic & General Group Ltd. (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.28%	11/15/2019	GBP	2,450	3,183,937

Lodging & Casinos–0.12%
ESH Hospitality, Inc.(j)	5.25%	05/01/2025		1,390	1,440,388
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.15%	05/15/2023	GBP	1,400	1,835,975
					3,276,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Nonferrous Metals & Minerals–0.15%
TiZir Ltd. (United Kingdom)(d)(j)	9.50%	07/19/2022		$4,107	$4,112,134

Oil & Gas–0.04%
Pacific Drilling S.A. (Luxembourg)(j)	5.38%	06/01/2020		2,798	993,290

Radio & Television–0.20%
Clear Channel International B.V.(j)	8.75%	12/15/2020		5,141	5,385,197

Retailers (except Food & Drug)–0.07%
Claire’s Stores Inc.(j)	6.13%	03/15/2020		1,210	553,575
TWIN SET — Simona Barbieri S.p.A. (Italy) (3 mo. EURIBOR + 5.88%)(j)(k)	5.54%	07/15/2019	EUR	1,092	1,297,494
					1,851,069

Steel–0.00%
ERP Iron Ore, LLC, 8.00% PIK Rate (Acquired 01/30/2017-03/31/2017; Cost $20,804)(d)(g)(j)(k)	8.00%	12/31/2019		78	5,463

Telecommunications–0.21%
Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		1,200	1,203,000
Communications Sales & Leasing, Inc.(j)	7.13%	12/15/2024		371	346,421
Goodman Networks Inc.	8.00%	05/11/2022		2,668	2,254,589
Wind Telecomunicazioni S.p.A. (Italy)(j)	6.50%	04/30/2020		256	265,600
Wind Telecomunicazioni S.p.A. (Italy)(j)	7.38%	04/23/2021		1,422	1,480,658
Windstream Services, LLC	6.38%	08/01/2023		17	13,218
					5,563,486
Total Bonds & Notes					121,795,691

Structured Products–1.06%
Apidos CLO X, Series 2012-10A, Class E (3 mo. USD LIBOR + 6.25%)(j)(k)	7.56%	10/30/2022		918	920,892
Apidos CLO X, Series 2012-10X, Class E, REGS (3 mo. USD LIBOR + 6.25%)(j)(k)	7.42%	10/30/2022		2,190	2,196,900
Atrium X LLC (3 mo. USD LIBOR + 4.50%)(j)(k)	5.80%	07/16/2025		600	601,670
Clontarf Park CLO (Ireland) (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	387	454,894
Gallatin Funding CLO VII, Ltd. (3 mo. USD LIBOR + 5.67%)(j)(k)	6.97%	07/15/2023		3,068	3,085,310
Highbridge Loan Management, Ltd. (3 mo. USD LIBOR + 5.45%)(j)(k)	6.76%	05/05/2027		500	489,521
ING Investment Management CLO IV, Ltd. (3 mo. USD LIBOR + 4.25%)(j)(k)	5.56%	06/14/2022		293	295,041
ING Investment Management CLO, Ltd., Series 2013-1A, Class D (3 mo. USD LIBOR + 5.00%)(j)(k)	6.30%	04/15/2024		1,455	1,461,703
ING Investment Management CLO, Ltd., Series 2013-3A, Class D (3 mo. USD LIBOR + 4.50%)(j)(k)	5.80%	01/18/2026		2,501	2,460,916
KKR Financial CLO, Ltd. (3 mo. USD LIBOR + 5.50%)(j)(k)	6.75%	12/15/2024		1,359	1,365,896
Madison Park Funding XIV, Ltd. (3 mo. USD LIBOR + 5.40%)(j)(k)	6.71%	07/20/2026		1,915	1,821,154
NewStar Berkeley Fund CLO LLC (3 mo. USD LIBOR + 5.10%)(j)(k)	6.41%	10/25/2028		2,899	2,925,692
NewStar Commercial Loan Funding (3 mo. USD LIBOR + 5.50%)(j)(k)	6.66%	01/20/2027		1,000	1,005,095
Octagon Investment Partners XIX, Ltd. (3 mo. USD LIBOR + 4.85%)(j)(k)	6.15%	04/15/2026		2,920	2,861,730
Octagon Investment Partners XVII Ltd. (3 mo. USD LIBOR + 4.50%)(j)(k)	5.66%	10/25/2025		1,975	1,965,153
Octagon Investment Partners XVIII, Ltd. (3 mo. USD LIBOR + 5.25%)(j)(k)	6.56%	12/16/2024		2,359	2,370,663
Regatta IV Funding Ltd. (3 mo. USD LIBOR + 4.95%)(j)(k)	6.26%	07/25/2026		1,153	1,129,950
Symphony CLO VIII, Ltd. (3 mo. USD LIBOR + 6.00%)(j)(k)	7.30%	01/09/2023		1,156	1,162,056
Total Structured Products					28,574,236

			Shares

Common Stocks & Other Equity Interests–1.35%(l)
Aerospace & Defense–0.09%
IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528)(d)(j)(m)				134	2,467,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Floating Rate Fund

	Shares	Value
Automotive–0.01%
Dayco Products, LLC (Acquired 06/16/2006-02/18/2014; Cost $1,275,974)(j)(m)	3,266	$98,797
Dayco Products, LLC(j)(m)	3,261	98,645
Transtar Holding Co. , Class A (j)(m)	3,149,478	173,221
		370,663

Building & Development–0.00%
Lake at Las Vegas Joint Venture, LLC , Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(d)(j)(m)	518	0
Lake at Las Vegas Joint Venture, LLC , Class B (Acquired 06/30/2010; Cost $3,408,940)(d)(j)(m)	4	0
		0

Building Products–0.07%
Masonite International Corp. (Canada)(m)	27,093	1,714,987

Business Equipment & Services–0.01%
EmployBridge Holding Co.(j)(m)	43,971	329,782

Cable & Satellite Television–0.12%
ION Media Networks, Inc.(d)	4,471	3,128,538

Chemicals & Plastics–0.00%
Lyondell Chemical Co. , Class A	218	19,749

Drugs–0.00%
BPA Laboratories , Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)	3,490	0
BPA Laboratories , Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)	5,595	0
		0

Food Products–0.00%
QCE LLC (Acquired 06/30/2014; Cost $52)(d)(j)(m)	17	0

Forest Products–0.02%
Verso Corp. , Class A(m)	113,805	605,443
Xerium Technologies, Inc.(m)	1,766	10,684
		616,127

Health Care–0.01%
New Millennium Holdco(j)(m)	259,087	275,409

Leisure Goods, Activities & Movies–0.00%
AMF Bowling Centers, Inc.(d)(m)	1,665	85,748

Lodging & Casinos–0.07%
Twin River Management Group, Inc.(j)(m)	18,663	1,726,327

Nonferrous Metals & Minerals–0.14%
Arch Coal, Inc.	46,749	3,733,843

Oil & Gas–0.28%
Ameriforge Group Inc.(j)(m)	1,051	28,377
CJ Holding Co.(m)	47,780	1,206,923
Paragon Offshore Finance Co. (Cayman Islands)(i)(j)(m)	4,595	67,202
Paragon Offshore Finance Co. (Cayman Islands) , Class A(i)(j)(m)	4,595	3,561
Paragon Offshore Finance Co. (Cayman Islands) , Class B(i)(j)(m)	2,298	39,066
Samson Investment Co.(j)(m)	261,209	6,073,109
		7,418,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Floating Rate Fund

	Shares	Value
Publishing–0.05%
F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143)(d)(j)(m)	288	$29
Merrill Communications LLC , Class A(j)(m)	133,776	1,237,428
Tronc, Inc.(m)	2,262	32,821
		1,270,278

Retailers (except Food & Drug)–0.17%
Payless Inc.(j)(m)	146,073	4,448,618

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805)(d)(j)(m)	87,805	74,634
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0)(d)(j)(m)	6,189	62
		74,696

Telecommunications–0.02%
Consolidated Communications, Inc.	32,797	605,105
Goodman Networks Inc.(d)(m)	159,473	0
		605,105

Utilities–0.29%
Bicent Power, LLC , Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(j)(m)	101	0
Bicent Power, LLC , Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(j)(m)	164	0
Vistra Operations Co. LLC	410,978	7,274,310
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $316,284)(d)(j)(m)	672,945	100,942
Vistra Operations Co. LLC, Rts.(j)(m)	410,978	431,527
		7,806,779
Total Common Stocks & Other Equity Interests		36,092,299

Preferred Stocks–0.01%(l)
Retailers (except Food & Drug)–0.00%
Vivarte (Acquired 01/06/2016-02/16/2017; Cost $0) (France)(d)(j)(m)	1,297	0

Telecommunications–0.01%
Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,897)(d)(j)(m)	189,735	284,602
Total Preferred Stocks		284,602

Money Market Funds–6.09%
Government & Agency Portfolio–Institutional Class, 0.93%(n)	98,046,176	98,046,176
Treasury Portfolio–Institutional Class, 0.90%(n)	65,364,117	65,364,117
Total Money Market Funds		163,410,293
TOTAL INVESTMENTS IN SECURITIES–103.62% (Cost $2,824,634,763)		2,779,914,253
OTHER ASSETS LESS LIABILITIES–(3.77)%		(97,208,693)
NET ASSETS–100.00%		$2,682,705,560

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
Rts.	– Rights
SEK	– Swedish Krona
USD	– United States Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Floating Rate Fund

Notes to Schedule of Investments:

(a)	Principal amount are denominated in U.S. Dollars unless otherwise noted.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	This variable rate interest will settle after August 31, 2017, at which time the interest rate will be determined.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2017 was $7,753,620, which represented less than 1% of the Fund’s Net Assets.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $155,432,548, which represented 5.79% of the Fund’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2017.
(l)	Acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/15/2017	Canadian Imperial Bank of Commerce	USD	35,725,730	EUR	30,404,877	$488,303
09/15/2017	Citigroup Global Markets Inc.	USD	35,771,338	EUR	30,404,877	442,696
09/15/2017	Citigroup Global Markets Inc.	USD	9,280,898	GBP	7,211,826	47,762
09/15/2017	Citigroup Global Markets Inc.	USD	797,119	SEK	6,543,663	26,876
09/15/2017	JPMorgan Chase Bank, N.A.	USD	1,160,939	CHF	1,114,720	2,245
09/15/2017	JPMorgan Chase Bank, N.A.	USD	36,632,413	EUR	31,200,420	529,160
09/15/2017	JPMorgan Chase Bank, N.A.	USD	13,229,766	GBP	10,236,778	11,738
09/15/2017	RBC Capital Markets Corp.	USD	9,287,858	GBP	7,211,826	40,802
10/16/2017	Barclays Bank PLC	USD	12,814,587	EUR	10,748,464	9,052
10/16/2017	Citigroup Global Markets Inc.	USD	10,182	SEK	80,806	12
10/16/2017	Goldman Sachs International	USD	2,598,559	GBP	2,007,175	560
Subtotal						1,599,206
09/15/2017	Barclays Bank PLC	EUR	30,324,783	USD	34,753,839	(1,364,798)
09/15/2017	Barclays Bank PLC	GBP	7,958,929	USD	10,278,281	(16,775)
09/15/2017	Citigroup Global Markets Inc.	EUR	1,035,825	USD	1,211,501	(22,229)
09/15/2017	Citigroup Global Markets Inc.	GBP	8,742,571	USD	11,301,090	(7,624)
09/15/2017	Citigroup Global Markets Inc.	SEK	6,543,663	USD	780,608	(43,388)
09/15/2017	Goldman Sachs International	CHF	1,114,720	USD	1,159,006	(4,179)
09/15/2017	Goldman Sachs International	EUR	30,324,783	USD	34,730,368	(1,388,269)
09/15/2017	JPMorgan Chase Bank, N.A.	GBP	7,958,929	USD	10,277,882	(17,173)
09/15/2017	RBC Capital Markets Corp.	EUR	30,324,783	USD	34,735,068	(1,383,569)
10/16/2017	Canadian Imperial Bank of Commerce	EUR	30,688,288	USD	36,120,115	(493,073)
10/16/2017	Citigroup Global Markets Inc.	EUR	30,688,288	USD	36,165,380	(447,808)
10/16/2017	Citigroup Global Markets Inc.	GBP	7,237,499	USD	9,323,781	(48,157)
10/16/2017	Citigroup Global Markets Inc.	SEK	2,202,061	USD	271,886	(5,891)
10/16/2017	JPMorgan Chase Bank, N.A.	CHF	1,113,341	USD	1,161,875	(2,249)
10/16/2017	JPMorgan Chase Bank, N.A.	EUR	31,585,052	USD	37,147,811	(535,276)
10/16/2017	JPMorgan Chase Bank, N.A.	GBP	7,237,341	USD	9,324,873	(46,861)
10/16/2017	RBC Capital Markets Corp.	GBP	7,237,499	USD	9,330,838	(41,100)
Subtotal						(5,868,419)
Total Forward Foreign Currency Contracts — Currency Risk						$(4,269,213)

Currency Abbreviations:

CHF	– Swiss Franc
GBP	– British Pound Sterling

USD	– U.S. Dollar
EUR	– Euro

SEK	– Swedish Krona

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $2,661,224,470)	$2,616,503,960
Investments in affiliated money market funds, at value and cost	163,410,293
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,599,206
Cash	19,656,735
Foreign currencies, at value (Cost $36,891,685)	37,040,165
Receivable for:
Investments sold	88,796,932
Interest and fees	10,767,129
Fund shares sold	4,313,926
Investments matured (Cost $334,144)	76,857
Fund expenses absorbed	14,137
Investment for trustee deferred compensation and retirement plans	174,486
Other assets	174,585
Total assets	2,942,528,411

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,868,419
Payable for:
Investments purchased	165,000,596
Fund shares repurchased	4,895,808
Income distributions	2,446,176
Accrued fees to affiliates	1,001,341
Accrued trustees’ and officers’ fees and benefits	8,084
Accrued other operating expenses	177,867
Trustee deferred compensation and retirement plans	197,365
Unfunded loan commitments	80,227,195
Total liabilities	259,822,851
Net assets applicable to common shares	$2,682,705,560

Net assets consist of:
Shares of beneficial interest	$2,826,888,943
Undistributed net investment income	2,303,732
Undistributed net realized gain (loss)	(97,025,884)
Net unrealized appreciation (depreciation)	(49,461,231)
$2,682,705,560

Net Assets:
Class A	$630,740,056
Class C	$448,408,211
Class R	$6,344,757
Class Y	$977,034,261
Class R5	$2,829,570
Class R6	$617,348,705

Shares outstanding, no par value with an unlimited number of shares authorized:
Class A	83,439,869
Class C	59,586,702
Class R	838,066
Class Y	129,425,307
Class R5	373,995
Class R6	81,784,606
Class A:
Net asset value per share	$7.56
Maximum offering price per share
(Net asset value of $7.56 ÷ 97.50%)	$7.75
Class C:
Net asset value and offering price per share	$7.53
Class R:
Net asset value and offering price per share	$7.57
Class Y:
Net asset value and offering price per share	$7.55
Class R5:
Net asset value and offering price per share	$7.57
Class R6:
Net asset value and offering price per share	$7.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Floating Rate Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Interest	$125,104,197
Dividends	2,233,695
Dividends from affiliated money market funds	1,141,721
Other income	4,522,493
Total investment income	133,002,106

Expenses:
Advisory fees	15,869,189
Administrative services fees	513,416
Custodian fees	520,371
Distribution fees:
Class A	1,680,350
Class C	3,483,549
Class R	31,955
Interest, facilities and maintenance fees	1,265,000
Transfer agent fees — A, C, R & Y	1,910,867
Transfer agent fees — R5	2,268
Transfer agent fees — R6	5,711
Trustees’ and officers’ fees and benefits	57,692
Registration and filing fees	168,539
Reports to shareholders	339,371
Professional services fees	121,991
Other	115,445
Total expenses	26,085,714
Less: Fees waived and expense offset arrangement(s)	(290,764)
Net expenses	25,794,950
Net investment income	107,207,156

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(11,183,190)
Foreign currencies	5,215,342
Forward foreign currency contracts	(7,528,379)
(13,496,227)
Change in net unrealized appreciation (depreciation) of:
Investment securities	61,150,560
Foreign currencies	(191,030)
Forward foreign currency contracts	(3,930,483)
57,029,047
Net realized and unrealized gain	43,532,820
Net increase in net assets resulting from operations	$150,739,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$107,207,156	$100,423,191
Net realized gain (loss)	(13,496,227)	(58,736,860)
Change in net unrealized appreciation	57,029,047	7,086,275
Net increase in net assets resulting from operations	150,739,976	48,772,606

Distributions to shareholders from net investment income:
Class A	(27,737,345)	(35,012,324)
Class C	(16,826,364)	(21,796,463)
Class R	(247,214)	(450,487)
Class Y	(38,225,858)	(33,862,982)
Class R5	(98,540)	(151,599)
Class R6	(25,504,368)	(9,532,850)
Total distributions to shareholders from net investment income	(108,639,689)	(100,806,705)

Share transactions–net:
Class A	(43,392,863)	(169,750,741)
Class C	(18,228,070)	(98,187,058)
Class R	45,256	(5,472,147)
Class Y	317,204,901	(135,895,729)
Class R5	941,260	(1,498,437)
Class R6	52,459,670	454,477,973
Net increase in net assets resulting from share transactions	309,030,154	43,673,861
Net increase (decrease) in net assets	351,130,441	(8,360,238)

Net assets applicable to common shares:
Beginning of period	2,331,575,119	2,339,935,357
End of period (includes undistributed net investment income of $2,303,732 and $(462,456), respectively)	$2,682,705,560	$2,331,575,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2017

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$150,739,976

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(2,132,856,049)
Proceeds from sales of investments	1,698,060,179
Net change in unfunded loan commitments	51,963,642
Net change in transactions in foreign currency contracts	3,930,483
Increase in interest receivables and other assets	2,681,368
Amortization of premium and accretion of discount on investment securities	(9,465,911)
Decrease in accrued expenses and other payables	(20,403)
Net realized loss from investment securities	11,183,190
Net change in unrealized appreciation on investment securities	(61,150,560)
Net cash provided by (used in) operating activities	(284,934,085)

Cash provided by financing activities:
Dividends paid to shareholders	(24,835,902)
Proceeds from shares of beneficial interest sold	1,195,435,484
Disbursements from shares of beneficial interest reacquired	(964,602,027)
Net cash provided by financing activities	205,997,555
Net increase (decrease) in cash and cash equivalents	(78,936,530)
Cash and cash equivalents at beginning of period	299,043,723
Cash and cash equivalents at end of period	$220,107,193

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	83,248,046

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,265,000

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

34                         Invesco Floating Rate Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

35                         Invesco Floating Rate Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

36                         Invesco Floating Rate Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Other Risks — The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $4.5 billion	0.60%
Next $5 billion	0.575%
Over $10 billion	0.55%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such

37                         Invesco Floating Rate Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $287,118.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $119,986 in front-end sales commissions from the sale of Class A shares and $67,366 and $24,616 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

38                         Invesco Floating Rate Fund

During the year ended August 31, 2017, there were transfers from Level 3 to Level 2 of $36,454,472, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $19,630,038, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$2,250,163,552	$179,593,580	$2,429,757,132
Bonds & Notes	—	117,678,095	4,117,596	121,795,691
Structured Products	—	28,574,236	—	28,574,236
Common Stocks & Other Equity Interests	15,203,864	15,031,071	5,857,364	36,092,299
Preferred Stocks	—	—	284,602	284,602
Money Market Funds	163,410,293	—	—	163,410,293
Matured Holdings	—	—	76,857	76,857
	178,614,157	2,411,446,954	189,929,999	2,779,991,110
Forward Foreign Currency Contracts*	—	(4,269,213)	—	(4,269,213)
Total Investments	$178,614,157	$2,407,177,741	$189,929,999	$2,775,721,897

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2017:

	Value August 31, 2016	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value August 31, 2017
Variable Rate Senior Loan Interests	$117,101,789	$126,908,876	$(52,432,682)	$1,749,348	$298,943	$1,640,059	$19,544,291	$(35,217,044)	$179,593,580
Bonds & Notes	—	4,114,882	(7,517)	15,220	5,929	(10,918)	—	—	4,117,596
Common Stocks & Other Equity Interests	4,676,287	317,879	(964,293)	—	964,293	2,014,879	85,747	(1,237,428)	5,857,364
Preferred Stocks	121,012	1,897	(145,214)	—	145,214	161,693	—	—	284,602
Matured Holdings	39,414	181,885	—	—	(382,838)	238,396	—	—	76,857
Total	$121,938,502	$131,525,419	$(53,549,706)	$1,764,568	$1,031,541	$4,044,109	$19,630,038	$(36,454,472)	$189,929,999

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$1,599,206
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,599,206

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(5,868,419)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(5,868,419)

39                         Invesco Floating Rate Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$9,052	$(1,381,573)	$(1,372,521)	$—	$—	$(1,372,521)
Canadian Imperial Bank of Commerce	488,303	(493,073)	(4,770)	—	—	(4,770)
Citigroup Global Markets Inc.	517,346	(575,097)	(57,751)	—	—	(57,751)
Goldman Sachs International	560	(1,392,448)	(1,391,888)	—	—	(1,391,888)
JPMorgan Chase Bank, N.A.	543,143	(601,559)	(58,416)	—	—	(58,416)
RBC Capital Markets Corp.	40,802	(1,424,669)	(1,383,867)	—	—	(1,383,867)
Total	$1,599,206	$(5,868,419)	$(4,269,213)	$—	$—	$(4,269,213)

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(7,528,379)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(3,930,483)
Total	$(11,458,862)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$341,419,563

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,646.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Borrowings

The Board of Trustees of the Fund approved a revolving line of credit agreement with SSB in which the Fund may borrow up to the lesser of (1) $500,000,000 or (2) the limits set by its prospectus for borrowings. During the year ended August 31, 2017, the Fund did not draw on the revolving line of credit. This agreement will expire on July 18, 2018.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

40                         Invesco Floating Rate Fund

NOTE 8—Unfunded Loan Commitments

As of August 31, 2017, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount(a)		Value
Allied Universal Holdco LLC	Incremental Delayed Draw Term Loan		$1,173,400	$1,173,400
Brickman Group Ltd. LLC	Revolver Loan		992,343	917,917
Community Health Systems, Inc.	Revolver Loan		1,973,971	1,953,135
Delta Air Lines, Inc.	Revolver Loan		3,811,851	3,783,262
Engineered Machinery Holdings, Inc.	First Lien Delayed Draw Term Loan		145,221	145,221
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan		86,289	86,289
Getty Images, Inc.	Revolver Loan		6,893,288	6,755,422
Hearthside Group Holdings, LLC	Revolver Loan		2,701,077	2,692,434
IAP Worldwide Services	Revolver Loan		789,017	773,237
ICSH Parent, Inc.	Delayed Draw Term Loan		355,025	355,025
MacDermid, Inc.	First Lien Revolver Loan		1,482,771	1,480,169
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		403,230	402,522
National Vision, Inc.	First Lien Revolver Loan		3,004,345	2,763,997
NRG Energy Inc.	Revolver Loan A		41,372,155	41,040,557
Post Holdings, Inc.	Revolver Loan		3,566,087	3,561,755
Prime Security Services Borrower, LLC	Revolver Loan		3,829,058	3,821,898
Scientific Games International, Inc.	Multicurrency Revolver Loan		4,575,335	4,506,705
Shutterfly Inc.	Delayed Draw Term Loan B		1,297,886	1,292,215
Transtar Holding Co.	Exit Term Loan		242,828	242,828
TricorBraun Inc.	First Lien Delayed Draw Term Loan		310,770	310,770
Unilabs Diagnostics AB	Revolver Loan	EUR	1,849,988	2,168,437
				$80,227,195

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$108,639,689	$100,806,705

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$599,213
Net unrealized appreciation (depreciation) — investments	(47,480,809)
Net unrealized appreciation (depreciation) — foreign currencies	(214,222)
Temporary book/tax differences	(186,157)
Capital loss carryforward	(95,743,377)
Late-year ordinary loss deferral	(1,158,031)
Shares of beneficial interest	2,826,888,943
Total net assets	$2,682,705,560

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

41                         Invesco Floating Rate Fund

The Fund has a capital loss carryforward as of August 31, 2017 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$95,743,377	$95,743,377

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $2,102,570,684 and $1,755,344,435, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$36,887,267
Aggregate unrealized (depreciation) of investments	(84,368,076)
Net unrealized appreciation (depreciation) of investments	$(47,480,809)

Cost of investments for tax purposes is $2,823,202,706.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, sale of bonds with amortization and foreign currency transactions on August 31, 2017, undistributed net investment income was increased by $4,198,721, undistributed net realized gain (loss) was decreased by $1,160,301 and shares of beneficial interest was decreased by $3,038,420. This reclassification had no effect on the net assets of the Fund.

42                         Invesco Floating Rate Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	36,272,998	$274,197,789	18,305,635	$133,356,343
Class C	14,569,784	109,661,810	10,247,500	74,451,098
Class R	380,350	2,876,904	148,449	1,082,447
Class Y	93,414,196	706,062,216	46,131,160	334,570,973
Class R5	157,469	1,193,677	90,521	660,421
Class R6(b)	12,895,369	97,525,775	71,831,902	525,955,676

Issued as reinvestment of dividends:
Class A	2,632,191	19,909,446	3,330,762	24,151,169
Class C	1,654,760	12,455,642	2,222,042	16,036,285
Class R	28,597	216,579	58,306	422,486
Class Y	3,319,127	25,090,029	3,024,878	21,914,259
Class R5	11,142	84,348	17,233	124,645
Class R6	3,375,132	25,492,002	1,241,226	9,044,426

Reacquired:
Class A	(44,554,602)	(337,500,098)	(45,162,725)	(327,258,253)
Class C	(18,651,427)	(140,345,522)	(26,245,612)	(188,674,441)
Class R	(403,466)	(3,048,227)	(955,433)	(6,977,080)
Class Y	(54,792,015)	(413,947,344)	(68,461,342)	(492,380,961)
Class R5	(44,654)	(336,765)	(316,058)	(2,283,503)
Class R6	(9,369,118)	(70,558,107)	(11,146,079)	(80,522,129)
Net increase in share activity	40,895,833	$309,030,154	4,362,365	$43,673,861

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	During the year ended August 31, 2016, Class R6 Shares valued at $428,616,988 were issued to investors in the CollegeBound 529 program. The program and the Fund are affiliated by having the same investment adviser.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$6,893,288	$6,755,422
Goldman Sachs Lending Partners LLC	6,570,432	6,325,752
Mizuho Bank, Ltd.	41,372,155	41,040,557
Total		$54,121,731

43                         Invesco Floating Rate Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$7.42	$0.31	$0.14	$0.45	$(0.31)	$7.56	6.17%	$630,740	1.06	%(d)(e)	1.07	%(d)(e)	4.05	%(e)	68%
Year ended 08/31/16	7.56	0.36	(0.14)	0.22	(0.36)	7.42	3.12	661,442	1.10	(d)	1.11	(d)	4.93		70
Year ended 08/31/15	7.95	0.35	(0.38)	(0.03)	(0.36)	7.56	(0.42)	850,891	1.06	(d)	1.06	(d)	4.51		59
Year ended 08/31/14	7.93	0.32	0.03	0.35	(0.33)	7.95	4.33	1,025,092	1.03	(d)	1.04	(d)	4.01		82
Year ended 08/31/13	7.77	0.35	0.17	0.52	(0.36)	7.93	6.83	957,442	1.08	(d)	1.09	(d)	4.36		97
Class C
Year ended 08/31/17	7.39	0.27	0.14	0.41	(0.27)	7.53	5.65	448,408	1.56	(d)(e)	1.57	(d)(e)	3.55	(e)	68
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	7.39	2.74	458,340	1.60	(d)	1.61	(d)	4.43		70
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56	(d)	1.56	(d)	4.01		59
Year ended 08/31/14	7.90	0.28	0.03	0.31	(0.29)	7.92	3.91	691,152	1.53	(d)	1.54	(d)	3.51		82
Year ended 08/31/13	7.73	0.31	0.18	0.49	(0.32)	7.90	6.45	518,948	1.58	(d)	1.59	(d)	3.86		97
Class R
Year ended 08/31/17	7.44	0.29	0.13	0.42	(0.29)	7.57	5.76	6,345	1.31	(d)(e)	1.32	(d)(e)	3.80	(e)	68
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	7.44	3.00	6,191	1.35	(d)	1.36	(d)	4.68		70
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31	(d)	1.31	(d)	4.26		59
Year ended 08/31/14	7.95	0.30	0.03	0.33	(0.31)	7.97	4.18	11,152	1.28	(d)	1.29	(d)	3.76		82
Year ended 08/31/13	7.79	0.33	0.17	0.50	(0.34)	7.95	6.57	3,559	1.33	(d)	1.34	(d)	4.11		97
Class Y
Year ended 08/31/17	7.41	0.32	0.15	0.47	(0.33)	7.55	6.43	977,034	0.81	(d)(e)	0.82	(d)(e)	4.30	(e)	68
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	7.41	3.51	648,603	0.85	(d)	0.86	(d)	5.18		70
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81	(d)	0.81	(d)	4.76		59
Year ended 08/31/14	7.92	0.34	0.03	0.37	(0.35)	7.94	4.69	802,508	0.78	(d)	0.79	(d)	4.26		82
Year ended 08/31/13	7.76	0.37	0.17	0.54	(0.38)	7.92	7.10	550,974	0.83	(d)	0.84	(d)	4.61		97
Class R5
Year ended 08/31/17	7.43	0.32	0.15	0.47	(0.33)	7.57	6.43	2,830	0.82	(d)(e)	0.83	(d)(e)	4.29	(e)	68
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	7.43	3.52	1,858	0.84	(d)	0.85	(d)	5.19		70
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80	(d)	0.80	(d)	4.77		59
Year ended 08/31/14	7.94	0.34	0.03	0.37	(0.35)	7.96	4.72	8,087	0.76	(d)	0.77	(d)	4.28		82
Year ended 08/31/13	7.77	0.37	0.18	0.55	(0.38)	7.94	7.26	9,260	0.81	(d)	0.82	(d)	4.63		97
Class R6
Year ended 08/31/17	7.41	0.33	0.15	0.48	(0.34)	7.55	6.53	617,349	0.72	(d)(e)	0.73	(d)(e)	4.39	(e)	68
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	7.41	3.34	555,172	0.75	(d)	0.76	(d)	5.28		70
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70	(d)	0.70	(d)	4.87		59
Year ended 08/31/14	7.94	0.35	0.01	0.36	(0.35)	7.95	4.66	83,025	0.69	(d)	0.70	(d)	4.35		82
Year ended 08/31/13(f)	7.84	0.35	0.11	0.46	(0.36)	7.94	6.01	63,032	0.76	(d)(g)	0.77	(d)(g)	4.68	(g)	97

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.05%, 0.05%, 0.03%, 0.02% and 0.02% for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $672,140, $464,473, $6,391, $886,868, $2,268 and $571,059 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

44                         Invesco Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Floating Rate Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

45                         Invesco Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,010.10	$5.27	$1,019.96	$5.30	1.04%
C	1,000.00	1,007.50	7.79	1,017.44	7.83	1.54
R	1,000.00	1,008.80	6.53	1,018.70	6.56	1.29
Y	1,000.00	1,011.30	4.00	1,021.22	4.02	0.79
R5	1,000.00	1,011.30	4.11	1,021.12	4.13	0.81
R6	1,000.00	1,011.80	3.60	1,021.63	3.62	0.71

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

46                         Invesco Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Floating Rate Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Loan Participation Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

47                         Invesco Floating Rate Fund

level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one closed-end fund. The Board also noted how the Fund’s rate compared to the fee rate of cross border funds advised by Invesco Advisers and its affiliates.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

48                         Invesco Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	2.01%
Corporate Dividends Received Deduction*	2.01%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49                         Invesco Floating Rate Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Floating Rate Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	117,146,957	5,629,648	7,100,513	40,787,095
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	119,134,154	3,567,676	7,175,315	40,787,068
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	118,378,116	4,248,850	7,250,170	40,787,077

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

50                         Invesco Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Floating Rate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Floating Rate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-AR-1	10192017	1408

Annual Report to Shareholders	August 31, 2017

Invesco Global Real Estate Income Fund Nasdaq: A: ASRAX ▪ B: SARBX ▪ C: ASRCX ▪ Y: ASRYX ▪ R5: ASRIX ▪ R6: ASRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Real Estate Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Real Estate Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Income Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.76%
Class B Shares	1.99
Class C Shares	1.99
Class Y Shares	2.91
Class R5 Shares	3.10
Class R6 Shares	3.09
MSCI World Index▼ (Broad Market Index)	16.19
Custom Invesco Global Real Estate Income Index∎ (Style-Specific Index)	–0.10
Lipper Global Real Estate Funds Classification Average[t] (Peer Group)	1.15

Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; tLipper Inc.

Market conditions and your Fund

The fiscal year began with major stock market indexes posting gains, with most US-specific indexes hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017.

    Outside the US, the decision by UK voters to leave the European Union continued to add political and economic uncertainty, while materially improved economic data and confidence surveys raised the prospect of quantitative easing tapering in continental Europe. In Asia, export activity led to some sustained Japanese growth, while the Chinese economy continued to stabilize.

    In most key real estate markets around the world, supply of newly developed buildings has been low since the global financial crisis, and vacancy levels have declined since 2009. This has resulted in many real estate markets, particularly those in the US, to experience rental growth as improved trade, employment and consumer spending is reflected in demand for space. However as the investment cycle matures, sectors with added supply could see a moderation in earnings growth. As such, the global real estate market was flat during the reporting period, underperforming most other areas of the market except for the energy sector.

    We evaluate securities for the Fund based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities, including common stock, preferred securities, corporate debt and commercial mortgage- backed securities (CMBS). When constructing the portfolio, we first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process in an effort to identify securities with certain characteristics, including: attractive relative yields, favorable property market outlook, and attractive valuations relative to peer investment alternatives.

    On an absolute basis, convertible preferred securities, CMBS and corporate bonds had the greatest contribution to Fund performance. No security types detracted from the Fund’s absolute performance. Relative to the Fund’s style-specific benchmark, out-of-index exposure to CMBS and security selection among common stocks were beneficial. Ancillary cash was a relative detractor from performance.

    From a country standpoint, the US was the largest absolute and relative contributor to Fund performance. Although Japan was the largest absolute detractor from Fund performance, underweight exposure to Japan was beneficial relative to the style-specific index. Security selection in Australia also helped relative performance. A combination of security selection and market allocation in Hong Kong, Germany, Singapore and Canada detracted from the Fund’s relative performance.

    Top individual contributors to the Fund’s absolute performance included

American Tower and CyrusOne — both non-traditional real estate investment trusts (REITs). In general, non-traditional REITs such as wireless infrastructure and data centers exhibited favorable fundamental characteristics during the fiscal year. American Tower is an owner/operator of wireless infrastructure. We believed

Portfolio Composition
By country	% of total net assets

United States	65.2%
Japan	6.8
Australia	6.0
Hong Kong	5.0
United Kingdom	3.7
France	3.0
Canada	2.3
Countries each less than 2.0% of portfolio	6.3
Money Market Funds Plus Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*
% of total net assets

1. Simon Property Group, Inc.	2.4%
2. AvalonBay Communities, Inc.	2.2
3. American Tower Corp.–Class A	2.2
4. Welltower Inc.	1.8
5. Unibail-Rodamco S.E.	1.8
6. Essex Property Trust, Inc.	1.7
7. Sun Hung Kai Properties Ltd.	1.7
8. Crown Castle International Corp. Series A, 6.88% Pfd.	1.7
9. Hudson Pacific Properties Inc.	1.6
10. Land Securities Group PLC	1.5

Total Net Assets	$927.8 million

Total Number of Holdings*	158

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco Global Real Estate Income Fund

tower companies were favorably positioned from a fundamental standpoint, with positive cash flow growth supported by continued adoption of smartphones. CyrusOne continued to benefit from strengthening conditions in the data center sector. Further, the company possessed an attractive relative value, trading at a discount when compared to its major data center peers.

    Top individual detractors from the Fund’s absolute performance included Simon Property and Brixmor Property. Headlines relating to retail store closures and bankruptcy announcements increasingly gained investor attention during the fiscal year, resulting in underperformance for the regional mall and shopping center sectors. The store closure activity has generally been concentrated in lower-productivity malls as retailers continue to rationalize store counts in response to the changing retail landscape. Retailers are increasingly concentrating their store lineups in the highest-quality locations with the strongest shopper demographics, which we believe could favor the higher-quality mall and shopping center companies. Simon Property is the largest mall owner in the US, with a deep management team and strong execution track record. Further, we believe the company tends to trade at an attractive valuation versus its peers with above-average growth potential. We believe Brixmor Property, an owner of US shopping center assets, tends to trade at an attractive valuation relative to its peers with above-average cash flow and earnings growth potential. Recent management changes may improve current vacancy, select redevelopment of assets and mark-to-market of expiring leases.

    Portfolio changes to the equity portion of the Fund reflected a desire to capture value opportunities within individual countries. Additionally, the Fund continued to focus on companies we believed may be able to grow their underlying cash flows and increase their dividends.

    The fixed income portion of the Fund sought to minimize interest rate risk while maximizing return potential. Thus, we maintained a short duration on fixed income investments, as we believed interest rates could rise. Furthermore, a portion of fixed income investments were floating rate securities, which have yields that increase if interest rates rise.

    For the preferred securities allocation, the Fund remained focused on higher-paying coupons with shorter-dated call schedules, which we believed may be less volatile compared with those that have lower coupons and longer-dated call schedules.

    The Fund has the flexibility to invest across equities and fixed income securities on a global basis, in an effort to take advantage of market dislocations driven by capital market influences rather than underlying commercial real estate fundamentals. We remain committed to owning quality real estate companies that we believe may benefit from sector trends. We continue to seek to manage risk by holding a portfolio that is diversified by property type and geographic location. We also continue to favor lower-leveraged companies with above-average levels of dividend coverage in the portfolio.

    We thank you for your continued investment in Invesco Global Real Estate Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Global Real Estate Income Fund. He is Head of Global Securities with

Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2000.

Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Income Fund. He joined Invesco in 2005.

Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Income Fund.

She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Real Estate Income Index is an index composed of FTSE NAREIT All Equity REITs Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter.
∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Global Real Estate Income Fund

Average Annual Total Returns As of 8/31/17, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.23%
10 Years	3.88
5 Years	4.49
1 Year	-2.88
Class B Shares
Inception (3/9/07)	3.19%
10 Years	3.85
5 Years	4.55
1 Year	-2.95
Class C Shares
Inception (3/9/07)	3.01%
10 Years	3.69
5 Years	4.88
1 Year	1.00
Class Y Shares
10 Years	4.67%
5 Years	5.93
1 Year	2.91
Class R5 Shares
Inception (3/9/07)	4.19%
10 Years	4.88
5 Years	6.04
1 Year	3.10
Class R6 Shares
10 Years	4.69%
5 Years	6.11
1 Year	3.09

Average Annual Total Returns As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/31/02)	8.15%
10 Years	3.34
5 Years	4.70
1 Year	-3.44
Class B Shares
Inception (3/9/07)	3.01%
10 Years	3.32
5 Years	4.73
1 Year	-3.51
Class C Shares
Inception (3/9/07)	2.83%
10 Years	3.15
5 Years	5.09
1 Year	0.42
Class Y Shares
10 Years	4.12%
5 Years	6.13
1 Year	2.42
Class R5 Shares
Inception (3/9/07)	4.00%
10 Years	4.33
5 Years	6.22
1 Year	2.50
Class R6 Shares
10 Years	4.14%
5 Years	6.32
1 Year	2.60

period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information

    Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to

March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.24%, 1.99%, 1.99%, 0.99%, 0.90% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the

7                         Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	On March 12, 2007, Invesco Select Real Estate Income Fund was reorganized from a Closed-End Fund to an Open-End Fund. Information presented for Class A shares prior to the reorganization included financial data for the Closed-End Fund’s Common Shares
∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                             Invesco Global Real Estate Income Fund

the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-
sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

continued on page 6

9                          Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2017

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–64.18%
Australia–5.20%
Dexus	857,549	$6,546,424
Goodman Group	1,301,843	8,592,954
GPT Group (The)	1,580,771	6,315,699
Mirvac Group	2,080,198	3,858,214
Scentre Group	707,485	2,180,799
Stockland	2,156,773	7,604,742
Westfield Corp.	2,213,564	13,126,437
		48,225,269

Canada–2.30%
H&R REIT	656,500	11,229,951
Killam Apartment REIT	46,533	485,192
Pembina Pipeline Corp.	161,214	5,196,495
RioCan REIT	135,700	2,586,418
Smart REIT	73,700	1,796,021
		21,294,077

China–0.38%
Shenzhen Investment Ltd.	2,944,000	1,343,021
Shimao Property Holdings Ltd.	1,035,000	2,139,403
		3,482,424

France–2.97%
ICADE	51,270	4,557,018
Klepierre S.A.	163,714	6,597,416
Unibail-Rodamco S.E.	64,383	16,392,119
		27,546,553

Germany–1.18%
Deutsche Euroshop AG	44,821	1,770,198
Grand City Properties S.A.	153,354	3,340,993
LEG Immobilien AG	26,520	2,680,468
Vonovia SE	75,659	3,198,008
		10,989,667

Hong Kong–5.06%
Hang Lung Properties Ltd.	2,518,000	6,135,868
Hongkong Land Holdings Ltd.	315,800	2,341,805
i-CABLE Communications Ltd.(a)	255,841	9,507
Link REIT	570,500	4,719,759
New World Development Co. Ltd.	4,521,000	6,200,321
Sun Hung Kai Properties Ltd.	959,000	16,004,370
Swire Properties Ltd.	1,884,200	6,534,389
Wharf (Holdings) Ltd. (The)	523,000	4,995,734
		46,941,753

Japan–6.81%
Activia Properties, Inc.	483	2,123,789
Advance Residence Investment Corp.	784	2,009,811
AEON REIT Investment Corp.	1,735	1,879,076

	Shares	Value
Japan–(continued)
GLP J-REIT	5,476	$5,847,043
Hulic Reit, Inc.	2,092	3,167,967
Japan Excellent, Inc.	1,541	1,851,442
Japan Logistics Fund Inc.	912	1,858,838
Japan Real Estate Investment Corp.	348	1,804,093
Japan Retail Fund Investment Corp.	1,120	2,060,719
Kenedix Office Investment Corp.	1,044	5,964,929
Kenedix Retail REIT Corp.	838	1,847,792
Mitsubishi Estate Co., Ltd.	424,000	7,315,968
Mitsui Fudosan Co., Ltd.	590,000	12,790,872
Nippon Prologis REIT Inc.	1,836	3,987,602
ORIX JREIT Inc.	1,492	2,155,150
Tokyo Tatemono Co., Ltd.	102,500	1,266,354
United Urban Investment Corp.	3,455	5,219,503
		63,150,948

Netherlands–0.74%
Wereldhave N.V.	140,537	6,886,411

Singapore–1.55%
Ascendas REIT	2,052,700	4,032,143
CapitaLand Mall Trust	796,700	1,275,049
Mapletree Commercial Trust	2,264,400	2,563,503
Mapletree Industrial Trust	4,774,200	6,531,559
		14,402,254

South Africa–0.24%
SA Corporate Real Estate Ltd.	5,423,479	2,255,301

Spain–0.55%
Ferrovial, S.A.	125,074	2,852,746
Inmobiliaria Colonial S.A.	225,107	2,200,660
		5,053,406

Sweden–0.83%
Castellum AB	174,620	2,734,173
Wihlborgs Fastigheter AB	206,096	5,003,955
		7,738,128

Switzerland–0.53%
Swiss Prime Site AG(a)	54,152	4,902,371

United Kingdom–2.64%
Hansteen Holdings PLC	1,105,229	1,893,799
Land Securities Group PLC	1,027,469	13,420,102
SEGRO PLC	866,317	6,027,328
UNITE Group PLC (The)	353,449	3,167,566
		24,508,795

United States–33.20%
American Campus Communities, Inc.	214,730	10,219,001
American Tower Corp.–Class A	137,052	20,290,549
Apple Hospitality REIT, Inc.	657,545	11,954,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Income Fund

	Shares		Value
United States–(continued)
AvalonBay Communities, Inc.		109,805	$20,613,693
Boston Properties, Inc.		70,011	8,443,327
Brixmor Property Group, Inc.		380,672	7,126,180
Crown Castle International Corp.		99,753	10,817,215
CyrusOne Inc.		158,714	10,003,743
DCT Industrial Trust Inc.		55,345	3,229,381
EastGroup Properties, Inc.		27,981	2,486,392
EnLink Midstream LLC		270,607	4,613,849
Essex Property Trust, Inc.		60,471	16,083,472
Extra Space Storage Inc.		104,940	8,146,492
Federal Realty Investment Trust		70,751	8,980,424
Host Hotels & Resorts Inc.		427,464	7,745,648
Hudson Pacific Properties Inc.		438,303	14,463,999
InfraREIT, Inc.		330,331	7,429,144
Lamar Advertising Co.–Class A		78,864	5,249,188
Liberty Property Trust		270,914	11,540,936
Life Storage, Inc.		61,595	4,532,776
Macquarie Infrastructure Corp.		58,714	4,373,019
Mid-America Apartment Communities, Inc.		8,940	951,752
National Retail Properties, Inc.		159,980	6,691,963
Pattern Energy Group Inc.		251,408	6,315,369
Pebblebrook Hotel Trust		306,407	10,292,211
Public Storage		31,485	6,465,130
QTS Realty Trust, Inc.–Class A		97,775	5,297,450
Realty Income Corp.		71,624	4,122,677
Retail Opportunity Investments Corp.		240,239	4,766,342
RLJ Lodging Trust		183,602	3,705,088
Simon Property Group, Inc.		143,841	22,561,461
Terreno Realty Corp.		140,020	5,075,725
Ventas, Inc.		177,417	12,142,419
Vornado Realty Trust		58,482	4,356,324
Welltower Inc.		231,046	16,917,188
			308,003,695
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $554,690,125)			595,381,052

	Principal Amount
Mortgage-Backed Securities–18.74%
Ireland–0.30%
Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40% (3 mo. EURIBOR + 3.50%), 02/1/2026(b)(c)(d)	EUR	2,300,000	2,787,023

United Kingdom–1.05%
Logistics UK PLC, Series 2015-1A, Class E, Floating Rate Pass Through Ctfs., 3.68% (3 mo. GBP LIBOR + 3.40%), 08/20/2025(b)(c)(d)	GBP	7,500,000	9,748,736

	Principal Amount	Value
United States–17.39%
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.62%, 10/10/2045(c)(e)	$5,800,000	$5,928,523
Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(c)(f)	6,650,000	5,740,779
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 4.18% (1 mo. USD LIBOR + 2.95%), 06/15/2028(b)(c)	11,750,000	11,698,403
Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 5.23% (1 mo. USD LIBOR + 4.00%), 01/15/2028(b)(c)	1,400,000	1,401,869
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.71%, 08/27/2045(c)(e)	5,000,000	4,546,120
Series 2016-FR13, Class B, Variable Rate Pass Through Ctfs., 1.99%, 08/27/2045(c)(e)	10,308,000	8,063,485
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Variable Rate Pass Through Ctfs., 4.95%, 11/11/2041(c)(e)	4,801	4,798
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.91%, 04/10/2028(c)(e)	9,800,000	9,885,789
Commercial Mortgage Trust, Series 2014-UBS4, Class D, Variable Rate Pass Through Ctfs., 4.84%, 08/10/2047(c)(e)	14,500,000	13,117,064
GS Mortgage Securities Trust, Series 2011-GC3, Class E, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(c)(e)	8,605,000	7,923,402
Series 2011-GC3, Class F, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(c)(e)	4,900,000	4,528,458
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/2046(c)	1,762,326	1,778,460
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 10/15/2045(c)(e)	7,805,000	7,566,179
Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.40%, 04/15/2046(e)	12,749,000	11,869,729
Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.30%, 12/27/2046(c)(e)	9,890,000	9,011,979
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23,Class RIM, Pass Through Ctfs., 4.30%, 09/15/2047(c)	10,000,000	9,448,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States–(continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.26%, 05/15/2046(c)(e)	$13,590,000	$12,722,867
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.92%, 10/15/2046(c)(e)	13,510,000	13,034,752
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 5.97%, 06/13/2041(c)(e)	208,975	208,846
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.38%, 10/15/2042(e)	270,000	267,974
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 5.38% (1 mo. USD LIBOR + 4.15%), 11/15/2027(b)(c)	12,200,000	11,744,684
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.39%, 10/15/2041(c)(e)	131,185	131,349
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.49%, 03/15/2048(c)(e)	11,279,000	10,725,600
		161,349,178
Total Mortgage-Backed Securities (Cost $170,365,053)		173,884,937

	Shares
Preferred Stocks–14.29%
Australia–0.52%
Goodman PLUS Trust, REGS, 5.61% Floating Rate Pfd. (3 mo. BBSW + 3.90%)(b)(c)	60,179	4,845,206

United States–13.77%
American Homes 4 Rent, Series D, 6.50% Pfd.	34,873	941,571
American Homes 4 Rent, Series E, 6.35% Pfd.	98,232	2,611,989
American Homes 4 Rent, Series G, 5.88% Pfd.	80,000	2,026,400
American Homes 4 Rent, Series F, 5.88% Pfd.	96,000	2,470,080
American Tower Corp., Series B, $5.50 Conv. Pfd.	90,100	11,753,545
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,427,089
Crown Castle International Corp., Series A, $0.12 Conv. Pfd.	13,936	15,461,992
DDR Corp., Series J, 6.50% Pfd.	25,000	636,500
DDR Corp., Series K, 6.25% Pfd.	92,654	2,362,677
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	72,477	1,968,475

	Shares	Value
United States–(continued)
Digital Realty Trust, Inc., Series I, 6.35% Pfd.	170,000	$4,593,400
Dominion Energy, Inc., Series A, $3.38 Conv. Investment Units	71,900	3,697,817
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,257
EPR Properties, Series F, 6.63% Pfd.	30,000	762,600
Equity LifeStyle Properties, Inc., Series C, 6.75% Pfd.	50,000	1,268,000
GGP Inc., Series A, 6.38% Pfd.	146,796	3,713,939
Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.	216,900	9,146,673
LaSalle Hotel Properties, Series I, 6.38% Pfd.	127,800	3,239,730
National Retail Properties, Inc., Series E, 5.70% Pfd.	67,500	1,721,925
NextEra Energy, Inc., Series H, $3.19 Conv. Investment Units	61,800	4,180,770
NuStar Logistics L.P., 7.63% Pfd.	187,900	4,806,482
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,670	4,514,595
Public Storage, Series C, 5.13% Pfd.	45,000	1,154,250
Public Storage, Series T, 5.75% Pfd.	50,000	1,265,500
Public Storage, Series U, 5.63% Pfd.	61,604	1,559,967
Public Storage, Series Y, 6.38% Pfd.	374,114	10,138,490
Public Storage, Series Z, 6.00% Pfd.	70,540	1,890,472
Saul Centers, Inc., Series C, 6.88% Pfd.	121,236	3,091,518
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.	161,156	4,098,197
Summit Hotel Properties, Inc., Series C, 7.13% Pfd.	63,000	1,600,200
Sun Communities, Inc., Series A, 7.13% Pfd.	18,969	484,089
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	103,500	2,780,010
Targa Resources Partners L.P., Series A, 9.00% Pfd.	277,500	7,337,100
		127,718,299
Total Preferred Stocks (Cost $132,606,917)		132,563,505

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–0.83%
United States–0.83%
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/1/2022	$4,975,000	5,236,187
Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 11/15/2023	2,500,000	2,487,500
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,431,196)		7,723,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Income Fund

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–0.27%(d)
Australia–0.27%
General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,182,725)	AUD	2,980,000	$2,499,369

	Shares
Money Market Funds–1.45%
Government & Agency Portfolio– Institutional Class, 0.93%(g)		8,070,930	8,070,930
Treasury Portfolio–Institutional Class, 0.90%(g)		5,380,621	5,380,621
Total Money Market Funds (Cost $13,451,551)			13,451,551
TOTAL INVESTMENTS IN SECURITIES–99.76% (Cost $881,727,567)			925,504,101
OTHER ASSETS LESS LIABILITIES–0.24%			2,247,594
NET ASSETS–100.00%			$927,751,695

Investment Abbreviations:

AUD	– Australian Dollar
BBSW	– Australian Bank Bill Swap Rate
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured
USD	– U.S. Dollar
LIBOR	– London Interbank Offered Rate

Notes	to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2017.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $166,592,440, which represented 17.96% of the Fund’s Net Assets.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect August 31, 2017.
(f)	Zero coupon bond issued at a discount.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $868,276,016)	$912,052,550
Investments in affiliated money market funds, at value and cost	13,451,551
Cash	18,993
Foreign currencies, at value (Cost $1,481,466)	1,479,962
Receivable for:
Investments sold	2,330,669
Fund shares sold	948,891
Dividends and interest	2,013,552
Investment for trustee deferred compensation and retirement plans	136,698
Other assets	43,462
Total assets	932,476,328

Liabilities:
Payable for:
Investments purchased	2,298,127
Fund shares reacquired	1,611,400
Accrued fees to affiliates	530,228
Accrued trustees’ and officers’ fees and benefits	4,835
Accrued other operating expenses	127,976
Trustee deferred compensation and retirement plans	152,067
Total liabilities	4,724,633
Net assets applicable to shares outstanding	$927,751,695

Net assets consist of:
Shares of beneficial interest	$886,240,328
Undistributed net investment income	(1,309,416)
Undistributed net realized gain (loss)	(948,403)
Net unrealized appreciation	43,769,186
$927,751,695

Net Assets:
Class A	$244,128,944
Class B	$476,778
Class C	$70,536,772
Class Y	$453,478,679
Class R5	$7,557,077
Class R6	$151,573,445

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,602,266
Class B	52,052
Class C	7,701,032
Class Y	49,557,479
Class R5	823,656
Class R6	16,521,054
Class A:
Net asset value per share	$9.18
Maximum offering price per share
(Net asset value of $9.18 ÷ 94.50%)	$9.71
Class B:
Net asset value and offering price per share	$9.16
Class C:
Net asset value and offering price per share	$9.16
Class Y:
Net asset value and offering price per share	$9.15
Class R5:
Net asset value and offering price per share	$9.18
Class R6:
Net asset value and offering price per share	$9.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $1,207,003)	$29,987,416
Dividends from affiliated money market funds	131,812
Interest (net of foreign withholding taxes of $508)	9,668,616
Total investment income	39,787,844

Expenses:
Advisory fees	7,107,257
Administrative services fees	246,564
Custodian fees	121,421
Distribution fees:
Class A	756,687
Class B	5,828
Class C	802,573
Transfer agent Fees — A, B, C and Y	1,379,334
Transfer agent fees — R5	8,940
Transfer agent fees — R6	7,673
Trustees’ and officers’ fees and benefits	37,226
Registration and filing fees	101,059
Reports to shareholders	320,249
Professional services fees	53,927
Other	22,792
Total expenses	10,971,530
Less: Fees waived and expense offset arrangement(s)	(35,517)
Net expenses	10,936,013
Net investment income	28,851,831

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	8,965,621
Foreign currencies	127,788
9,093,409
Change in net unrealized appreciation (depreciation) of:
Investment securities	(14,868,962)
Foreign currencies	21,421
(14,847,541)
Net realized and unrealized gain (loss)	(5,754,132)
Net increase in net assets resulting from operations	$23,097,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$28,851,831	$33,035,008
Net realized gain	9,093,409	2,312,376
Change in net unrealized appreciation (depreciation)	(14,847,541)	72,373,878
Net increase in net assets resulting from operations	23,097,699	107,721,262

Distributions to shareholders from net investment income:
Class A	(13,165,056)	(13,587,464)
Class B	(20,451)	(22,340)
Class C	(2,755,090)	(2,395,083)
Class Y	(17,525,407)	(13,000,393)
Class R5	(462,200)	(452,823)
Class R6	(6,616,660)	(1,554,186)
Total distributions from net investment income	(40,544,864)	(31,012,289)

Distributions to shareholders from net realized gains:
Class A	—	(9,628,157)
Class B	—	(21,631)
Class C	—	(2,248,413)
Class Y	—	(8,688,128)
Class R5	—	(291,961)
Class R6	—	(36,308)
Total distributions from net realized gains	—	(20,914,598)

Share transactions–net:
Class A	(131,703,678)	(135,211,872)
Class B	(217,393)	(393,474)
Class C	(22,611,409)	(14,025,104)
Class Y	59,567,892	(21,498,414)
Class R5	(4,921,549)	(1,989,813)
Class R6	(2,474,477)	146,096,174
Net increase (decrease) in net assets resulting from share transactions	(102,360,614)	(27,022,503)
Net increase (decrease) in net assets	(119,807,779)	28,771,872

Net assets:
Beginning of year	1,047,559,474	1,018,787,602
End of year (includes undistributed net investment income of $(1,309,416) and $5,900,795, respectively)	$927,751,695	$1,047,559,474

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they

16                         Invesco Global Real Estate Income Fund

convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date.Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

17                         Invesco Global Real Estate Income Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

18                         Invesco Global Real Estate Income Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursemnt (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursemnt to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $33,577.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

19                         Invesco Global Real Estate Income Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $31,937 in front-end sales commissions from the sale of Class A shares and $3,156, $0 and $2,799 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the year ended August 31, 2017, there were transfers from Level 1 to Level 2 of $52,512,053 and from Level 2 to Level 1 of $35,451,792, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$4,845,206	$50,724,638	$—	$55,569,844
Canada	21,294,077	—	—	21,294,077
China	1,343,021	2,139,403	—	3,482,424
France	11,154,434	16,392,119	—	27,546,553
Germany	10,989,667	—	—	10,989,667
Hong Kong	16,004,370	30,937,383	—	46,941,753
Ireland	—	2,787,023	—	2,787,023
Japan	20,577,704	42,573,244	—	63,150,948
Netherlands	—	6,886,411	—	6,886,411
Singapore	10,370,111	4,032,143	—	14,402,254
South Africa	2,255,301	—	—	2,255,301
Spain	—	5,053,406	—	5,053,406
Sweden	7,738,128	—	—	7,738,128
Switzerland	4,902,371	—	—	4,902,371
United Kingdom	24,508,795	9,748,736	—	34,257,531
United States	430,451,953	174,342,906	—	604,794,859
Money Market Funds	13,451,551	—	—	13,451,551
Total Investments	$579,886,689	$345,617,412	$—	$925,504,101

20                         Invesco Global Real Estate Income Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,940.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$40,544,864	$31,012,320
Long-term capital gain	—	20,914,567
Total distributions	$40,544,864	$51,926,887

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$10,738,584
Net unrealized appreciation — investments	31,385,880
Net unrealized appreciation (depreciation) — foreign currencies	(7,349)
Temporary book/tax differences	(143,230)
Capital loss carryforward	(462,518)
Shares of beneficial interest	886,240,328
Total net assets	$927,751,695

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$462,518	$—	$462,518

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21                         Invesco Global Real Estate Income Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $407,846,603 and $500,544,717, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$63,880,063
Aggregate unrealized (depreciation) of investments	(32,494,183)
Net unrealized appreciation of investments	$31,385,880

Cost of investments for tax purposes is $894,118,221.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on August 31, 2017, undistributed net investment income was increased by $4,482,822 and undistributed net realized gain (loss) was decreased by $4,482,822. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	3,882,803	$34,431,739	6,003,077	$52,782,040
Class B	161	1,377	1,493	13,353
Class C	711,063	6,320,622	631,655	5,603,735
Class Y	23,536,267	207,699,985	13,141,894	116,381,172
Class R5	320,577	2,835,380	176,484	1,575,410
Class R6	1,505,920	13,271,068	16,972,317	149,555,587

Issued as reinvestment of dividends:
Class A	1,203,361	10,632,466	2,100,834	18,121,821
Class B	2,090	18,430	4,587	39,475
Class C	238,325	2,102,950	437,021	3,759,986
Class Y	1,424,580	12,548,995	2,012,635	17,313,889
Class R5	46,583	410,606	81,337	701,839
Class R6	749,684	6,616,251	178,842	1,589,958

Automatic conversion of Class B shares to Class A shares:
Class A	15,597	138,646	26,714	237,281
Class B	(15,619)	(138,646)	(26,744)	(237,281)

Reacquired:
Class A	(19,975,937)	(176,906,529)	(23,377,769)	(206,353,014)
Class B	(11,165)	(98,554)	(23,712)	(209,021)
Class C	(3,507,269)	(31,034,981)	(2,636,088)	(23,388,825)
Class Y	(18,189,560)	(160,681,088)	(17,697,872)	(155,193,475)
Class R5	(930,839)	(8,167,535)	(483,594)	(4,267,062)
Class R6	(2,497,384)	(22,361,796)	(552,776)	(5,049,371)
Net increase (decrease) in share activity	(11,490,762)	$(102,360,614)	(3,029,665)	$(27,022,503)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

22                         Invesco Global Real Estate Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$9.30	$0.26	$(0.02)	$0.24	$(0.36)	$—	$(0.36)	$9.18	2.76%	$244,129	1.25	%(d)	1.25	%(d)	2.88	%(d)	43%
Year ended 08/31/16	8.81	0.30	0.67	0.97	(0.28)	(0.20)	(0.48)	9.30	11.54	385,887	1.24		1.24		3.37		60
Year ended 08/31/15	9.48	0.29	(0.57)	(0.28)	(0.38)	(0.01)	(0.39)	8.81	(3.08)	499,799	1.22		1.22		3.12		60
Year ended 08/31/14	8.52	0.29	1.19	1.48	(0.42)	(0.10)	(0.52)	9.48	18.13	609,824	1.27		1.27		3.26		61
Year ended 08/31/13	8.97	0.36	(0.31)	0.05	(0.50)	—	(0.50)	8.52	0.43	615,876	1.26		1.27		4.00		63
Class B
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99	477	2.00	(d)	2.00	(d)	2.13	(d)	43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	711	1.99		1.99		2.62		60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	1,064	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.13	1,647	2.02		2.02		2.51		61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51	(0.23)	1,822	2.01		2.02		3.25		63
Class C
Year ended 08/31/17	9.28	0.19	(0.02)	0.17	(0.29)	—	(0.29)	9.16	1.99	70,537	2.00	(d)	2.00	(d)	2.13	(d)	43
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	95,245	1.99		1.99		2.62		60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	103,988	1.97		1.97		2.37		60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.14	118,319	2.02		2.02		2.51		61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51	(0.23)	108,878	2.01		2.02		3.25		63
Class Y
Year ended 08/31/17	9.28	0.28	(0.03)	0.25	(0.38)	—	(0.38)	9.15	2.91	453,479	1.00	(d)	1.00	(d)	3.13	(d)	43
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28	11.84	396,910	0.99		0.99		3.62		60
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79	(2.75)	398,283	0.97		0.97		3.37		60
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45	18.33	428,854	1.02		1.02		3.51		61
Year ended 08/31/13	8.95	0.39	(0.32)	0.07	(0.52)	—	(0.52)	8.50	0.68	270,196	1.01		1.02		4.25		63
Class R5
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.39)	—	(0.39)	9.18	3.10	7,557	0.93	(d)	0.93	(d)	3.20	(d)	43
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30	11.91	12,898	0.90		0.90		3.71		60
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81	(2.68)	14,204	0.91		0.91		3.43		60
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47	18.40	24,749	0.91		0.91		3.62		61
Year ended 08/31/13	8.96	0.39	(0.30)	0.09	(0.53)	—	(0.53)	8.52	0.85	23,565	0.94		0.95		4.32		63
Class R6
Year ended 08/31/17	9.30	0.29	(0.02)	0.27	(0.40)	—	(0.40)	9.17	3.09	151,573	0.84	(d)	0.84	(d)	3.29	(d)	43
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30	12.00	155,908	0.82		0.82		3.79		60
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81	(2.70)	1,449	0.84		0.84		3.50		60
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48	18.62	1,420	0.87		0.87		3.66		61
Year ended 08/31/13(e)	8.98	0.38	(0.41)	(0.03)	(0.43)	—	(0.43)	8.52	(0.49)	60	0.86	(f)	0.87	(f)	4.40	(f)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $302,675, $583, $80,257, $421,759, $9,131 and $148,918 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

23                         Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Global Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Income Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

24                         Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,042.00	$6.59	$1,018.75	$6.51	1.28%
B	1,000.00	1,038.20	10.43	1,014.97	10.31	2.03
C	1,000.00	1,038.20	10.43	1,014.97	10.31	2.03
Y	1,000.00	1,043.40	5.31	1,020.01	5.24	1.03
R5	1,000.00	1,043.70	4.84	1,020.47	4.79	0.94
R6	1,000.00	1,043.10	4.38	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Real Estate Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of the Broadridge performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

26                         Invesco Global Real Estate Income Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

27                         Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	3.44%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28                         Invesco Global Real Estate Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Global Real Estate Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Real Estate Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	46,924,304	3,117,815	2,358,079	19,628,074
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	48,180,704	1,912,944	2,306,578	19,628,046
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	47,779,376	2,308,866	2,311,975	19,628,055

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

29                         Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Real Estate Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-AR-1	10182017	0824

Annual Report to Shareholders	August 31, 2017
Invesco Growth and Income Fund
Nasdaq: A: ACGIX ∎ B: ACGJX ∎ C: ACGKX ∎ R: ACGLX ∎ Y: ACGMX ∎ R5: ACGQX ∎ R6: GIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2                         Invesco Growth and Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Growth and Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.90%
Class B Shares	16.86
Class C Shares	16.00
Class R Shares	16.55
Class Y Shares	17.13
Class R5 Shares	17.26
Class R6 Shares	17.36
S&P 500 Index▼ (Broad Market Index)	16.23
Russell 1000 Value Index▼ (Style-Specific Index)	11.58
Lipper Large-Cap Value Funds Index∎ (Peer Group Index)	13.66

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reforms might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates three times during the reporting period: in December of 2016 and in March and June of 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2%.1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

    While US stock market indexes rose for the reporting period ended August 31, 2017, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

    For the reporting period as a whole, financials and consumer discretionary were the strongest-performing sectors for the Fund, while energy and materials were the weakest-performing sectors, posting negative returns.

    The financials sector was the largest contributor to the Fund’s performance versus the style-specific benchmark due to strong stock selection in and overweight exposure to the sector. Within the sector, banks and diversified financial stocks – specifically, Citigroup, Bank of America, JP Morgan Chase, Comerica, Morgan Stanley and Citizens Financial Group – were the Fund’s top contributors. These companies benefited from the strong post-presidential election rally in financial stocks, as investor optimism about future interest rates and the economy fueled returns. Financials got another boost in June when the Fed’s Comprehensive Capital Analysis and Review (CCAR) was better than expected, providing a favorable view of the financial strength of US banks.

    Stock selection in the consumer discretionary sector also benefited the Fund’s relative performance, and Carnival was a key contributor. The stock performed well throughout the fiscal year, returning almost 50% for the reporting period when the cruise operator raised its outlook and reported better pricing and strong forward booking volumes for 2017. Charter Communications also contributed to the Fund’s relative results.

    Having no exposure to the real estate sector and slight underweight exposure to the telecommunication services sector benefited the Fund’s performance versus the style-specific benchmark. Both sectors posted negative returns for the fiscal year and were bottom-performing sectors within the Russell 1000 Value Index. The Fund has remained materially underweight in these sectors because we believe they are overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

    Stock selection within the industrials sector contributed to the Fund’s relative

Portfolio Composition
By sector	% of total net assets

Financials	34.2%
Energy	13.4
Health Care	11.7
Information Technology	11.5
Consumer Discretionary	9.1
Industrials	6.4
Consumer Staples	5.7
Materials	2.3
Telecommunication Services	1.7
Utilities	1.4
Money Market Funds
Plus Other Assets Less Liabilities	2.6

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	5.6%
2. Bank of America Corp.	4.1
3. JPMorgan Chase & Co.	3.7
4. Morgan Stanley	3.0
5. Oracle Corp.	2.5
6. Citizens Financial Group, Inc.	2.2
7. Royal Dutch Shell PLC-Class A	2.1
8. Carnival Corp.	2.1
9. Occidental Petroleum Corp.	2.0
10. Walgreens Boots Alliance, Inc.	1.9

Total Net Assets	$8.0 billion

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco Growth and Income Fund

performance. CSX, a rail-based transportation services firm, was the top contributor within the sector, as the stock returned 80% for the reporting period. The company announced the arrival of a new chief executive officer who is highly respected within the industry, and the stock rallied on investors’ expectations of improved profitability.

Stock selection in the materials sector detracted from the Fund’s performance versus the style-specific benchmark. Within the sector, the largest detractor was The Mosaic Company, a phosphate and potash supplier. During the second quarter of 2017, the stock price fell after the company reported sales and profits that were down sharply from the year before. Operating earnings were down due to lower phosphate and potash prices.

Stock selection in the energy sector also detracted from the Fund’s relative results. A number of the Fund’s largest detractors were within the sector, including Apache and Devon Energy. After oil prices traded above $50 per barrel for much of the reporting period, higher inventories and a worsening outlook caused oil prices and many energy stocks to decline during the first half of 2017.

The Fund’s underweight allocation to the utilities sector also detracted from relative performance, as this sector was a top-performing sector within the Russell 1000 Value Index. The Fund remained materially underweight in this sector because we believe it to be overvalued.

We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Fund’s performance, largely due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

At the end of the reporting period, the Fund’s largest overweight exposures relative to the style-specific benchmark were in the financials and consumer discretionary sectors, while the Fund’s largest underweight exposures were in the real estate and utilities sectors.

Although equity markets posted strong returns during the reporting period, macroeconomic events generally overshadowed company fundamentals in investors’ minds. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe patiently investing in these opportunities may lead to strong performance over time.

Thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Sources: Bureau of Labor Statistics, Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Growth and Income Fund. He joined
Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Brian Jurkash Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a
BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a
BBA from the University of Houston and an MBA from the University of St. Thomas.
Matthew Titus Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Growth and Income Fund. He joined Invesco in
2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

5                         Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Growth and Income Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.47%
10 Years	5.97
5 Years	11.82
1 Year	10.48
Class B Shares
Inception (8/2/93)	9.61%
10 Years	6.57
5 Years	12.84
1 Year	11.86
Class C Shares
Inception (8/2/93)	9.08%
10 Years	5.79
5 Years	12.25
1 Year	15.00
Class R Shares
Inception (10/1/02)	9.09%
10 Years	6.31
5 Years	12.80
1 Year	16.55
Class Y Shares
Inception (10/19/04)	8.51%
10 Years	6.84
5 Years	13.37
1 Year	17.13
Class R5 Shares
10 Years	6.86%
5 Years	13.47
1 Year	17.26
Class R6 Shares
10 Years	6.80%
5 Years	13.58
1 Year	17.36

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/1/46)	9.49%
10 Years	5.57
5 Years	12.51
1 Year	17.62
Class B Shares
Inception (8/2/93)	9.68%
10 Years	6.16
5 Years	13.54
1 Year	19.43
Class C Shares
Inception (8/2/93)	9.15%
10 Years	5.39
5 Years	12.94
1 Year	22.52
Class R Shares
Inception (10/1/02)	9.20%
10 Years	5.90
5 Years	13.50
1 Year	24.12
Class Y Shares
Inception (10/19/04)	8.61%
10 Years	6.43
5 Years	14.07
1 Year	24.76
Class R5 Shares
10 Years	6.45%
5 Years	14.18
1 Year	24.88
Class R6 Shares
10 Years	6.39%
5 Years	14.26
1 Year	25.00

fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.83%, 0.83%, 1.55%, 1.08%, 0.58%, 0.48% and 0.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Growth and Income Fund

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

8                         Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.39%
Aerospace & Defense–1.65%
General Dynamics Corp.	650,720	$131,022,472

Apparel, Accessories & Luxury Goods–0.95%
Michael Kors Holdings Ltd.(b)	1,789,340	75,545,935

Asset Management & Custody Banks–2.80%
Northern Trust Corp.	954,718	84,492,543
State Street Corp.	1,494,159	138,194,766
		222,687,309

Automobile Manufacturers–1.56%
General Motors Co.	3,399,639	124,222,809

Biotechnology–0.79%
Amgen Inc.	354,153	62,957,779

Broadcasting–0.31%
CBS Corp.–Class B	389,040	24,921,902

Building Products–1.56%
Johnson Controls International PLC	3,143,150	124,437,308

Cable & Satellite–2.53%
Charter Communications, Inc.–Class A(b)	215,741	85,981,418
Comcast Corp.–Class A	2,845,163	115,542,070
		201,523,488

Communications Equipment–2.97%
Cisco Systems, Inc.	4,048,281	130,395,131
Juniper Networks, Inc.	3,814,711	105,781,936
		236,177,067

Construction Machinery & Heavy Trucks–0.20%
Caterpillar Inc.	134,422	15,793,241

Data Processing & Outsourced Services–0.94%
PayPal Holdings, Inc.(b)	1,214,185	74,890,931

Diversified Banks–13.41%
Bank of America Corp.	13,777,986	329,156,086
Citigroup Inc.	6,505,445	442,565,423
JPMorgan Chase & Co.	3,244,709	294,911,601
		1,066,633,110

Diversified Metals & Mining–0.88%
BHP Billiton Ltd. (Australia)	3,198,927	69,613,847

Drug Retail–3.10%
CVS Health Corp.	1,214,937	93,963,228
Walgreens Boots Alliance, Inc.	1,868,767	152,304,510
		246,267,738

Electric Utilities–1.43%
FirstEnergy Corp.	1,151,483	37,515,316
PG&E Corp.	1,082,978	76,219,992
		113,735,308

	Shares	Value
Fertilizers & Agricultural Chemicals–1.44%
Agrium Inc. (Canada)	586,259	$57,476,832
Mosaic Co. (The)	2,873,822	57,418,964
		114,895,796

Health Care Distributors–1.00%
Cardinal Health, Inc.	1,183,658	79,849,569

Health Care Equipment–2.23%
Baxter International Inc.	1,229,470	76,276,319
Medtronic PLC	1,256,938	101,334,341
		177,610,660

Home Improvement Retail–0.87%
Kingfisher PLC (United Kingdom)	17,867,794	69,065,721

Hotels, Resorts & Cruise Lines–2.10%
Carnival Corp.	2,404,270	167,048,680

Industrial Conglomerates–0.54%
General Electric Co.	1,738,468	42,679,389

Industrial Machinery–1.25%
Ingersoll-Rand PLC	1,164,950	99,475,080

Insurance Brokers–3.12%
Aon PLC	812,083	113,009,470
Marsh & McLennan Cos., Inc.	734,849	57,377,010
Willis Towers Watson PLC	525,913	78,082,303
		248,468,783

Integrated Oil & Gas–6.04%
Exxon Mobil Corp.	799,964	61,061,252
Occidental Petroleum Corp.	2,632,149	157,139,295
Royal Dutch Shell PLC–Class A (United Kingdom)	6,130,890	168,638,492
TOTAL S.A. (France)	1,805,620	93,388,964
		480,228,003

Integrated Telecommunication Services–0.97%
Orange S.A. (France)	1,148,497	19,536,057
Verizon Communications Inc.	1,198,744	57,503,750
		77,039,807

Internet Software & Services–1.41%
eBay Inc.(b)	3,101,214	112,046,862

Investment Banking & Brokerage–5.30%
Charles Schwab Corp. (The)	2,189,617	87,365,718
Goldman Sachs Group, Inc. (The)	438,921	98,204,185
Morgan Stanley	5,190,967	236,188,998
		421,758,901

IT Consulting & Other Services–1.43%
Cognizant Technology Solutions Corp.–Class A	1,602,266	113,392,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Growth and Income Fund

	Shares	Value
Managed Health Care–0.98%
Anthem, Inc.	399,450	$78,308,178

Movies & Entertainment–0.78%
Time Warner Inc.	613,224	61,996,946

Multi-Line Insurance–0.91%
American International Group, Inc.	1,194,284	72,230,296

Oil & Gas Equipment & Services–2.46%
Baker Hughes, a GE Co.	2,235,859	75,795,620
TechnipFMC PLC (United Kingdom)(b)	4,643,662	119,945,790
		195,741,410

Oil & Gas Exploration & Production–4.92%
Apache Corp.	3,573,597	138,798,507
Canadian Natural Resources Ltd. (Canada)	4,494,024	138,452,073
Devon Energy Corp.	3,643,180	114,395,852
		391,646,432

Other Diversified Financial Services–0.70%
Voya Financial, Inc.	1,448,354	55,370,573

Packaged Foods & Meats–1.16%
Mondelez International, Inc.–Class A	2,261,079	91,935,472

Pharmaceuticals–6.70%
Bristol-Myers Squibb Co.	1,058,846	64,039,006
Merck & Co., Inc.	1,912,581	122,137,423
Novartis AG (Switzerland)	1,297,985	109,519,177
Pfizer Inc.	4,335,361	147,055,445
Sanofi (France)	927,486	90,562,614
		533,313,665

Railroads–1.15%
CSX Corp.	1,814,303	91,078,011

Regional Banks–7.94%
BB&T Corp.	753,048	34,707,982

	Shares	Value
Regional Banks–(continued)
Citizens Financial Group, Inc.	5,314,630	$176,073,692
Comerica Inc.	1,242,928	84,829,836
Fifth Third Bancorp	5,001,305	130,684,100
First Horizon National Corp.	3,499,758	60,230,835
PNC Financial Services Group, Inc. (The)	1,155,672	144,932,826
		631,459,271

Semiconductors–2.30%
Intel Corp.	2,434,397	85,374,303
QUALCOMM Inc.	1,870,668	97,779,816
		183,154,119

Systems Software–2.46%
Oracle Corp.	3,881,658	195,363,847

Tobacco–1.42%
Philip Morris International Inc.	964,404	112,767,760

Wireless Telecommunication Services–0.73%
Vodafone Group PLC–ADR (United Kingdom)	2,006,155	58,238,680
Total Common Stocks & Other Equity Interests (Cost $5,491,431,941)		7,746,594,520

Money Market Funds–1.52%
Government & Agency Portfolio–Institutional Class, 0.93%(c)	72,469,169	72,469,166
Treasury Portfolio–Institutional Class, 0.90%(c)	48,312,777	48,312,777
Total Money Market Funds (Cost $120,781,943)		120,781,943
TOTAL INVESTMENTS IN SECURITIES–98.91% (Cost $5,612,213,884)		7,867,376,463
OTHER ASSETS LESS LIABILITIES–1.09%		86,616,082
NET ASSETS–100.00%		$7,953,992,545

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/01/2017	Bank of New York Mellon (The)	AUD	29,548,760	USD	23,497,174	$12,140
09/01/2017	Bank of New York Mellon (The)	CHF	38,842,540	USD	41,109,743	595,501
09/01/2017	Bank of New York Mellon (The)	GBP	84,511,546	USD	110,537,299	1,243,281
09/01/2017	CIBC World Markets Corp.	USD	349,781	CAD	441,412	3,719
09/01/2017	State Street Bank and Trust Co.	AUD	29,572,110	USD	23,532,805	29,212
09/01/2017	State Street Bank and Trust Co.	CAD	63,065,240	USD	50,513,414	8,227
09/01/2017	State Street Bank and Trust Co.	CHF	38,856,888	USD	41,137,118	607,912
09/01/2017	State Street Bank and Trust Co.	GBP	84,500,501	USD	110,578,201	1,298,466
10/06/2017	Bank of New York Mellon (The)	AUD	32,257,180	USD	25,713,489	88,062
10/06/2017	Bank of New York Mellon (The)	CAD	65,118,407	USD	52,205,401	38,719
10/06/2017	Bank of New York Mellon (The)	CHF	39,036,899	USD	41,427,251	617,469
10/06/2017	Bank of New York Mellon (The)	EUR	63,984,870	USD	77,211,502	885,755
10/06/2017	Bank of New York Mellon (The)	GBP	85,756,592	USD	111,095,521	60,527
10/06/2017	State Street Bank and Trust Co.	AUD	32,257,180	USD	25,714,360	88,933
10/06/2017	State Street Bank and Trust Co.	CAD	65,118,408	USD	52,218,589	51,906
10/06/2017	State Street Bank and Trust Co.	CHF	39,036,899	USD	41,422,284	612,502
10/06/2017	State Street Bank and Trust Co.	EUR	63,984,870	USD	77,247,014	921,267
10/06/2017	State Street Bank and Trust Co.	GBP	85,756,592	USD	111,140,715	105,721
Subtotal						7,269,319
09/01/2017	Bank of New York Mellon (The)	CAD	63,074,622	USD	50,502,928	(9,773)
09/01/2017	Bank of New York Mellon (The)	EUR	63,688,306	USD	74,544,615	(1,280,509)
09/01/2017	Bank of New York Mellon (The)	USD	25,722,743	AUD	32,254,627	(87,114)
09/01/2017	Bank of New York Mellon (The)	USD	52,180,674	CAD	65,114,175	(34,616)
09/01/2017	Bank of New York Mellon (The)	USD	41,332,677	CHF	39,035,820	(616,837)
09/01/2017	Bank of New York Mellon (The)	USD	77,055,758	EUR	63,975,356	(888,882)
09/01/2017	Bank of New York Mellon (The)	USD	110,924,568	GBP	85,725,544	(60,554)
09/01/2017	State Street Bank and Trust Co.	EUR	63,700,093	USD	74,622,456	(1,216,700)
09/01/2017	State Street Bank and Trust Co.	USD	21,424,355	AUD	26,866,242	(71,357)
09/01/2017	State Street Bank and Trust Co.	USD	48,561,824	CAD	60,584,274	(43,494)
09/01/2017	State Street Bank and Trust Co.	USD	40,925,199	CHF	38,663,608	(597,591)
09/01/2017	State Street Bank and Trust Co.	USD	76,398,199	EUR	63,413,043	(900,795)
09/01/2017	State Street Bank and Trust Co.	USD	107,802,919	GBP	83,286,503	(93,179)
Subtotal						(5,901,401)
Total forward foreign currency contracts — currency risk						$1,367,918

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $5,491,431,941)	$7,746,594,520
Investments in affiliated money market funds, at value and cost	120,781,943
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	7,269,319
Foreign currencies, at value (Cost $1,685,453)	1,697,579
Receivable for:
Investments sold	90,886,668
Fund shares sold	18,059,450
Dividends	13,772,411
Fund expense absorbed	36,627
Investment for trustee deferred compensation and retirement plans	687,433
Total assets	7,999,785,950

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,901,401
Payable for:
Investments purchased	19,517,418
Fund shares reacquired	14,443,515
Accrued fees to affiliates	4,718,036
Accrued trustees’ and officers’ fees and benefits	15,950
Accrued other operating expenses	408,734
Trustee deferred compensation and retirement plans	788,351
Total liabilities	45,793,405
Net assets applicable to shares outstanding	$7,953,992,545

Net assets consist of:
Shares of beneficial interest	$5,093,185,220
Undistributed net investment income	64,100,134
Undistributed net realized gain	540,080,535
Net unrealized appreciation	2,256,626,656
$7,953,992,545

Net Assets:
Class A	$3,972,915,556
Class B	$17,677,846
Class C	$253,253,204
Class R	$119,766,387
Class Y	$1,152,198,651
Class R5	$799,680,904
Class R6	$1,638,499,997

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	144,910,865
Class B	650,548
Class C	9,349,317
Class R	4,366,029
Class Y	41,984,850
Class R5	29,111,758
Class R6	59,634,513
Class A:
Net asset value per share	$27.42
Maximum offering price per share
(Net asset value of $27.42 ÷ 94.50%)	$29.02
Class B:
Net asset value and offering price per share	$27.17
Class C:
Net asset value and offering price per share	$27.09
Class R:
Net asset value and offering price per share	$27.43
Class Y:
Net asset value and offering price per share	$27.44
Class R5:
Net asset value and offering price per share	$27.47
Class R6:
Net asset value and offering price per share	$27.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $4,897,832)	$222,363,843
Dividends from affiliated money market funds	975,767
Total investment income	223,339,610

Expenses:
Advisory fees	28,478,395
Administrative services fees	720,886
Custodian fees	298,220
Distribution fees:
Class A	10,287,102
Class B	67,565
Class C	2,858,983
Class R	610,928
Transfer agent fees — A, B, C, R and Y	11,209,352
Transfer agent fees — R5	815,435
Transfer agent fees — R6	22,932
Trustees’ and officers’ fees and benefits	139,327
Registration and filing fees	212,761
Reports to shareholders	1,213,517
Professional services fees	105,219
Other	143,403
Total expenses	57,184,025
Less: Fees waived and expense offset arrangement(s)	(215,502)
Net expenses	56,968,523
Net investment income	166,371,087

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	732,133,557
Foreign currencies	(53,299)
Forward foreign currency contracts	(12,095,701)
719,984,557
Change in net unrealized appreciation of:
Investment securities	365,369,192
Foreign currencies	183,395
Forward foreign currency contracts	620,332
366,172,919
Net realized and unrealized gain	1,086,157,476
Net increase in net assets resulting from operations	$1,252,528,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$166,371,087	$131,918,611
Net realized gain	719,984,557	326,833,543
Change in net unrealized appreciation	366,172,919	121,096,427
Net increase in net assets resulting from operations	1,252,528,563	579,848,581

Distributions to shareholders from net investment income:
Class A	(65,514,878)	(73,319,037)
Class B	(463,353)	(755,848)
Class C	(2,488,783)	(3,001,913)
Class R	(1,636,096)	(1,911,040)
Class Y	(34,864,957)	(36,070,365)
Class R5	(15,467,504)	(15,839,561)
Class R6	(15,099,067)	(15,063,080)
Total distributions from net investment income	(135,534,638)	(145,960,844)

Distributions to shareholders from net realized gains:
Class A	(221,941,621)	(293,157,703)
Class B	(1,690,438)	(3,128,396)
Class C	(16,166,259)	(20,896,404)
Class R	(6,551,730)	(9,082,838)
Class Y	(101,587,392)	(123,300,010)
Class R5	(41,958,702)	(50,003,257)
Class R6	(37,894,451)	(46,577,661)
Total distributions from net realized gains	(427,790,593)	(546,146,269)

Share transactions–net:
Class A	(443,812,560)	(323,407,907)
Class B	(18,650,096)	(15,683,027)
Class C	(62,101,458)	(14,357,608)
Class R	(7,511,926)	(19,270,295)
Class Y	(861,160,982)	(16,021,938)
Class R5	(37,143,521)	29,843,461
Class R6	897,970,051	(27,669,107)
Net increase (decrease) in net assets resulting from share transactions	(532,410,492)	(386,566,421)
Net increase (decrease) in net assets	156,792,840	(498,824,953)

Net assets:
Beginning of year	7,797,199,705	8,296,024,658
End of year (includes undistributed net investment income of $64,100,134 and $38,197,510, respectively)	$7,953,992,545	$7,797,199,705

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain

14                         Invesco Growth and Income Fund

circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

15                         Invesco Growth and Income Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

16                         Invesco Growth and Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $197,747.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $520,324 in front-end sales commissions from the sale of Class A shares and $16,485, $635 and $7,103 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

17                         Invesco Growth and Income Fund

For the year ended August 31, 2017, the Fund incurred $31,566 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no significant transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$7,636,495,848	$110,098,672	$—	$7,746,594,520
Money Market Funds	120,781,943	—	—	120,781,943
	7,757,277,791	110,098,672	—	7,867,376,463
Forward Foreign Currency Contracts*	—	1,367,918	—	1,367,918
Total Investments	$7,757,277,791	$111,466,590	$—	$7,868,744,381

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$7,269,319
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$7,269,319

Derivative Liabilities
Unrealized depreciation on forward foreign currency contracts outstanding	$(5,901,401)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(5,901,401)

18                         Invesco Growth and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$3,541,454	$(2,978,285)	$563,169	$—	$—	$563,169
CIBC World Markets Corp.	3,719	—	3,719	—	—	3,719
State Street Bank and Trust Co.	3,724,146	(2,923,116)	801,030	—	—	801,030
Total	$7,269,319	$(5,901,401)	$1,367,918	$—	$—	$1,367,918

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(12,095,701)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	620,332
Total	$(11,475,369)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$693,666,286

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities purchases of $24,782,640.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,755.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Growth and Income Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$143,861,894	$149,079,878
Long-term capital gain	419,463,337	543,027,235
Total distributions	$563,325,231	$692,107,113

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$64,848,684
Undistributed long-term gain	583,136,957
Net unrealized appreciation — investments	2,213,474,076
Net unrealized appreciation — foreign currencies	96,158
Temporary book/tax differences	(748,550)
Shares of beneficial interest	5,093,185,220
Total net assets	$7,953,992,545

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2017.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $1,254,753,495 and $2,226,400,598, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,510,041,007
Aggregate unrealized (depreciation) of investments	(296,566,931)
Net unrealized appreciation of investments	$2,213,474,076

Cost of investments for tax purposes is $5,655,270,305.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and excise taxes on August 31, 2017, undistributed net investment income was decreased by $4,933,825, undistributed net realized gain was increased by $4,946,577 and shares of beneficial interest was decreased by $12,752. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Growth and Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	16,318,087	$436,667,191	13,888,230	$329,831,528
Class B	16,631	437,415	9,827	231,250
Class C	1,257,745	33,502,620	929,006	22,009,870
Class R	885,725	23,720,468	871,827	20,756,781
Class Y	19,924,251	535,555,108	14,844,058	350,033,999
Class R5	9,797,691	259,813,052	8,561,339	202,505,618
Class R6	37,497,055	1,029,281,946	11,253,391	264,749,098

Issued as reinvestment of dividends:
Class A	10,237,423	272,829,657	14,929,358	347,452,762
Class B	77,139	2,036,416	160,484	3,704,088
Class C	649,193	17,135,616	950,040	21,853,303
Class R	306,760	8,186,680	472,027	10,989,746
Class Y	4,863,858	129,642,082	6,543,982	152,451,677
Class R5	2,151,742	57,425,474	2,823,837	65,842,337
Class R6	1,935,020	51,657,055	2,570,990	59,975,763

Automatic conversion of Class B shares to Class A shares:
Class A	576,870	15,437,455	594,113	14,111,242
Class B	(581,933)	(15,437,455)	(599,113)	(14,111,242)

Reacquired:
Class A	(43,757,908)	(1,168,746,863)	(42,824,400)	(1,014,803,439)
Class B	(216,421)	(5,686,472)	(234,188)	(5,507,123)
Class C	(4,254,601)	(112,739,694)	(2,481,910)	(58,220,781)
Class R	(1,474,434)	(39,419,074)	(2,161,064)	(51,016,822)
Class Y	(56,428,516)	(1,526,358,172)	(21,869,196)	(518,507,614)
Class R5	(13,248,623)	(354,382,047)	(9,959,665)	(238,504,494)
Class R6	(6,821,621)	(182,968,950)	(15,047,543)	(352,393,968)
Net increase (decrease) in share activity	(20,288,867)	$(532,410,492)	(15,774,570)	$(386,566,421)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Growth and Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$25.12	$0.53	(d)	$3.64	$4.17	$(0.42)	$(1.45)	$(1.87)	$27.42	16.90%		$3,972,916	0.82	%(e)	0.82	%(e)	1.96	%(d)(e)	16%
Year ended 08/31/16	25.44	0.38		1.44	1.82	(0.42)	(1.72)	(2.14)	25.12	7.93		4,058,588	0.83		0.83		1.59		18
Year ended 08/31/15	29.30	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.44	(2.61)		4,450,596	0.84		0.84		1.29		23
Year ended 08/31/14	24.92	0.55	(d)	4.78	5.33	(0.33)	(0.62)	(0.95)	29.30	21.84		5,302,375	0.83		0.84		2.03	(d)	31
Year ended 08/31/13	20.48	0.31		4.47	4.78	(0.34)	—	(0.34)	24.92	23.57		4,766,860	0.81		0.82		1.37		29
Class B
Year ended 08/31/17	24.91	0.52	(d)	3.61	4.13	(0.42)	(1.45)	(1.87)	27.17	16.86	(f)	17,678	0.82	(e)(f)	0.82	(e)(f)	1.96	(d)(e)(f)	16
Year ended 08/31/16	25.24	0.38		1.43	1.81	(0.42)	(1.72)	(2.14)	24.91	7.94	(f)	33,762	0.83	(f)	0.83	(f)	1.59	(f)	18
Year ended 08/31/15	29.10	0.35		(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.24	(2.65	)(f)	50,939	0.84	(f)	0.84	(f)	1.29	(f)	23
Year ended 08/31/14	24.75	0.54	(d)	4.75	5.29	(0.32)	(0.62)	(0.94)	29.10	21.86	(f)	82,970	0.83	(f)	0.84	(f)	2.03	(d)(f)	31
Year ended 08/31/13	20.34	0.31		4.44	4.75	(0.34)	—	(0.34)	24.75	23.57	(f)	101,723	0.81	(f)	0.82	(f)	1.37	(f)	29
Class C
Year ended 08/31/17	24.84	0.32	(d)	3.60	3.92	(0.22)	(1.45)	(1.67)	27.09	16.00		253,253	1.57	(e)	1.57	(e)	1.21	(d)(e)	16
Year ended 08/31/16	25.17	0.20		1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14	(g)	290,579	1.55	(g)	1.55	(g)	0.87	(g)	18
Year ended 08/31/15	29.01	0.15		(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)		309,526	1.59		1.59		0.54		23
Year ended 08/31/14	24.68	0.34	(d)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94		334,902	1.58		1.59		1.28	(d)	31
Year ended 08/31/13	20.29	0.14		4.42	4.56	(0.17)	—	(0.17)	24.68	22.63		289,458	1.56		1.57		0.62		29
Class R
Year ended 08/31/17	25.14	0.46	(d)	3.64	4.10	(0.36)	(1.45)	(1.81)	27.43	16.55		119,766	1.07	(e)	1.07	(e)	1.71	(d)(e)	16
Year ended 08/31/16	25.45	0.32		1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69		116,837	1.08		1.08		1.34		18
Year ended 08/31/15	29.31	0.29		(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)		139,084	1.09		1.09		1.04		23
Year ended 08/31/14	24.93	0.48	(d)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53		181,301	1.08		1.09		1.78	(d)	31
Year ended 08/31/13	20.49	0.25		4.47	4.72	(0.28)	—	(0.28)	24.93	23.26		170,691	1.06		1.07		1.12		29
Class Y
Year ended 08/31/17	25.15	0.59	(d)	3.64	4.23	(0.49)	(1.45)	(1.94)	27.44	17.13		1,152,199	0.57	(e)	0.57	(e)	2.21	(d)(e)	16
Year ended 08/31/16	25.46	0.44		1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24		1,851,513	0.58		0.58		1.84		18
Year ended 08/31/15	29.33	0.42		(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)		1,886,928	0.59		0.59		1.54		23
Year ended 08/31/14	24.94	0.62	(d)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17		2,186,472	0.58		0.59		2.28	(d)	31
Year ended 08/31/13	20.50	0.37		4.47	4.84	(0.40)	—	(0.40)	24.94	23.86		1,826,646	0.56		0.57		1.62		29
Class R5
Year ended 08/31/17	25.17	0.61	(d)	3.65	4.26	(0.51)	(1.45)	(1.96)	27.47	17.26		799,681	0.49	(e)	0.49	(e)	2.29	(d)(e)	16
Year ended 08/31/16	25.49	0.46		1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31		765,516	0.48		0.48		1.94		18
Year ended 08/31/15	29.36	0.45		(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)		738,797	0.48		0.48		1.65		23
Year ended 08/31/14	24.97	0.65	(d)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27		880,275	0.47		0.48		2.39	(d)	31
Year ended 08/31/13	20.53	0.39		4.47	4.86	(0.42)	—	(0.42)	24.97	23.96		718,816	0.47		0.48		1.71		29
Class R6
Year ended 08/31/17	25.18	0.64	(d)	3.65	4.29	(0.54)	(1.45)	(1.99)	27.48	17.36		1,638,500	0.39	(e)	0.39	(e)	2.39	(d)(e)	16
Year ended 08/31/16	25.49	0.49		1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46		680,404	0.38		0.38		2.04		18
Year ended 08/31/15	29.36	0.48		(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)		720,155	0.38		0.38		1.75		23
Year ended 08/31/14	24.97	0.68	(d)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38		647,350	0.38		0.39		2.48	(d)	31
Year ended 08/31/13(h)	21.23	0.43		3.66	4.09	(0.35)	—	(0.35)	24.97	19.45		335,549	0.38	(i)	0.38	(i)	1.80	(i)	29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.40 and 1.47%, $0.39 and 1.47%, $0.19 and 0.72%, $0.33 and 1.22%, $0.46 and 1.72%, $0.48 and 1.80% and $0.51 and 1.90% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended August 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.33 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,118,135, $27,026, $285,898, $122,186, $1,793,507, $815,620 and $867,169 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for the years ended August 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% for the year ended August 31, 2016, respectively.
(h)	Commencement date of September 24, 2012.
(i)	Annualized.

22                         Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

23                         Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.00	$4.11	$1,021.12	$4.13	0.81%
B	1,000.00	1,010.70	4.11	1,021.12	4.13	0.81
C	1,000.00	1,007.00	7.89	1,017.34	7.93	1.56
R	1,000.00	1,009.40	5.37	1,019.86	5.40	1.06
Y	1,000.00	1,011.90	2.84	1,022.38	2.85	0.56
R5	1,000.00	1,012.30	2.54	1,022.68	2.55	0.50
R6	1,000.00	1,013.10	2.03	1,023.19	2.04	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Growth and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017 and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual

25                         Invesco Growth and Income Fund

management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$419,463,337
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$8,327,256

27                         Invesco Growth and Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Growth and Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Growth and Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	95,348,654	9,795,692	5,397,348	28,568,617
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	98,439,191	6,989,399	5,115,540	28,566,181
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	97,057,534	8,135,161	5,351,406	28,566,210

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

28                         Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Growth and Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-AR-1	10102017	1412

Annual Report to Shareholders	August 31, 2017

Invesco Low Volatility Equity Yield Fund
Nasdaq:
A: SCAUX ∎ B: SBCUX ∎ C: SCCUX ∎ R: SCRUX ∎ Y: SCAYX ∎ Investor: SCNUX R5: SCIUX ∎ R6: SLESX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to   meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing   economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.65%
Class B Shares	10.85
Class C Shares	10.87
Class R Shares	11.42
Class Y Shares	11.89
Investor Class Shares	11.73
Class R5 Shares	12.20
Class R6 Shares*	11.87
S&P 500 Index▼ (Broad Market Index)	16.23
Russell 1000 Index▼ (Style-Specific Index)	16.16
Lipper Equity Income Funds Index∎ (Peer Group Index)	12.26
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washing-ton, DC, suggested that enacting signifi-cant regulatory and tax reform might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2%.1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

While US stock market indexes rose for the reporting period ended August 31, 2017, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

The Fund seeks a higher return and income potential than the Russell 1000 Index with potentially less volatile stocks. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers.

During the fiscal year, performance was mixed across sectors of the Fund and its style-specific benchmark. The IT, consumer discretionary, financials and telecommunication services sectors detracted from Fund performance, while the energy, industrials and utilities sectors contributed to Fund performance. In addition, the Fund’s underweight allocation in the IT sector was a drag on Fund performance compared to the style-spe-cific index. The Fund ended the reporting period with overweight allocations in the consumer staples, financials, real estate and utilities sectors, and underweight allocations in the energy, health care, industrials and IT sectors.

The top contributor to Fund performance for the reporting period was Boeing. The company’s stock price appreciated due to an increase in new plane orders, particularly in the Chinese market. Two additional contributors were Best Buy and HP. Retailer Best Buy performed well due to solid earnings growth and the continuation of its four-year streak of not missing an earnings target. HP announced during the quarter that it plans to buy Samsung’s (not a Fund holding) printing business for over $1 billion.

The largest detractor from Fund performance was retailer Macy’s, whose share price slid when the company’s chief finan-cial officer warned that profit margins could end 2017 much lower due to grow-

Portfolio Composition

By sector	% of total net assets

Health Care	17.0%
Utilities	14.4
Consumer Discretionary	14.3
Financials	12.8
Real Estate	12.5
Consumer Staples	12.3
Information Technology	4.5
Energy	4.3
Industrials	4.3
Materials	1.0
Telecommunication Services	0.3
U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*

% of total net assets

1. CenterPoint Energy, Inc.	2.0%
2. Boeing Co. (The)	2.0
3. Entergy Corp.	2.0
4. WellCare Health Plans Inc.	1.9
5. Gilead Sciences, Inc.	1.9
6. Valero Energy Corp.	1.8
7. Best Buy Co., Inc.	1.7
8. Wal-Mart Stores, Inc.	1.7
9. Humana Inc.	1.6
10. Procter & Gamble Co. (The)	1.6

Total Net Assets	$270.1 million

Total Number of Holdings*	111

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4	Invesco Low Volatility Equity Yield Fund

ing competition from online retailers. Increased competition is forcing bricks-and-mortar chains to close stores and cut costs. Two additional detractors were Yamana Gold and Teck Resources.

Mining company Yamana Gold struggled during the reporting period as anticipated production from the company’s six producing mines fell below expectations. A combination of sales disruptions and Teck Resources’ lowering of its forecast for the average realized price for its steelmaking coal hurt the company’s stock.

The 2016 presidential election moved capital markets dramatically toward the end of calendar year 2016 and into the first quarter of 2017. Prospects for a pro-growth economic environment caused bond yields to soar and the yield curve to steepen, which greatly benefited banks and various other financials sector constituents. Higher bond yields reduced the relative appeal of yield-oriented sectors such as consumer staples, real estate investment trusts and utilities, which are large components of the Fund’s holdings. Higher bond yields also increased the opportunity cost of holding gold; as a result, shares of many mining companies were pressured.

The Fund uses a balanced multi-factor approach to forecast returns focusing on four investment concepts: Earnings Expectations, Market Sentiment, Management and Quality, and Value. In addition, it also focuses on delivering total return with high income and low volatility. As the market resumed its rally toward the end of the fiscal year, the Fund only slightly underperformed its style-specific benchmark despite the Fund’s underweight exposure to technology stocks and its emphasis on Value as well as Management and Quality.

Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for investing in Invesco Low Volatility Equity Yield Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2011.
Mr. Abata earned a BA in economics from Binghamton University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 2000.
Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 1995.
Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Equity Yield Fund. He joined Invesco in 1987.
Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco Low Volatility Equity
Yield Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

1	Bureau of Economic Analysis
2	Bureau of Labor Statistics, Bloomberg

5	Invesco Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypotheti-

cal shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Equity Income Funds Index is an unmanaged Index considered representative of equity income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	4.67%
10 Years	4.00
5 Years	8.14
1 Year	5.52

Class B Shares
Inception (3/31/06)	4.65%
10 Years	3.99
5 Years	8.24
1 Year	5.85

Class C Shares
Inception (3/31/06)	4.40%
10 Years	3.82
5 Years	8.55
1 Year	9.87

Class R Shares
Inception (3/31/06)	4.94%
10 Years	4.35
5 Years	9.10
1 Year	11.42

Class Y Shares
10 Years	4.84%
5 Years	9.62
1 Year	11.89

Investor Class Shares
10 Years	4.61%
5 Years	9.36
1 Year	11.73

Class R5 Shares
Inception (3/31/06)	5.54%
10 Years	4.96
5 Years	9.82
1 Year	12.20

Class R6 Shares
10 Years	4.61%
5 Years	9.40
1 Year	11.87

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Investor Class shares incepted on April 25, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	4.53%
10 Years	3.47
5 Years	8.72
1 Year	3.09

Class B Shares
Inception (3/31/06)	4.52%
10 Years	3.46
5 Years	8.85
1 Year	3.25

Class C Shares
Inception (3/31/06)	4.27%
10 Years	3.28
5 Years	9.15
1 Year	7.26

Class R Shares
Inception (3/31/06)	4.81%
10 Years	3.81
5 Years	9.70
1 Year	8.84

Class Y Shares
10 Years	4.30%
5 Years	10.23
1 Year	9.33

Investor Class Shares
10 Years	4.06%
5 Years	9.96
1 Year	9.05

Class R5 Shares
Inception (3/31/06)	5.40%
10 Years	4.40
5 Years	10.43
1 Year	9.53

Class R6 Shares
10 Years	4.06%
5 Years	9.97
1 Year	9.10

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95%, 1.20%, 0.77% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Low Volatility Equity Yield Fund

Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.

∎ Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎ Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.

∎ Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎ Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

∎ Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎ Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎ Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎ Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎ Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Low Volatility Equity Yield Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.71%
Aerospace & Defense–1.97%
Boeing Co. (The)	22,200	$5,320,452

Agricultural & Farm Machinery–1.35%
Deere & Co.	31,500	3,651,795

Agricultural Products–0.66%
Archer-Daniels-Midland Co.	40,000	1,652,800
Bunge Ltd.	1,900	141,797
		1,794,597

Apparel Retail–0.21%
Gap, Inc. (The)	23,400	552,708

Asset Management & Custody Banks–0.54%
Waddell & Reed Financial, Inc.–Class A(b)	77,800	1,447,858

Biotechnology–5.47%
AbbVie Inc.	56,900	4,284,570
Amgen Inc.	24,300	4,319,811
Bioverativ Inc.(c)	7,700	436,513
Gilead Sciences, Inc.	60,000	5,022,600
Vertex Pharmaceuticals Inc.(c)	4,450	714,403
		14,777,897

Casinos & Gaming–1.50%
Las Vegas Sands Corp.	65,200	4,056,092

Communications Equipment–1.42%
Juniper Networks, Inc.	138,600	3,843,378

Computer & Electronics Retail–2.41%
Best Buy Co., Inc.	86,600	4,698,916
GameStop Corp.–Class A	97,200	1,798,200
		6,497,116

Construction Machinery & Heavy Trucks–1.03%
Cummins Inc.	17,500	2,789,150

Department Stores–2.89%
Kohl’s Corp.(b)	104,700	4,164,966
Macy’s, Inc.	174,700	3,628,519
		7,793,485

Diversified Banks–4.17%
Bank of Montreal (Canada)	29,700	2,132,163
Bank of Nova Scotia (The) (Canada)	56,400	3,504,696
Canadian Imperial Bank of Commerce (Canada)	47,200	3,962,912
Toronto-Dominion Bank (The) (Canada)	31,200	1,672,632
		11,272,403

Diversified REIT’s–0.90%
Lexington Realty Trust	66,300	653,718
PS Business Parks, Inc.	2,200	297,242

	Shares	Value
Diversified REIT’s–(continued)
Select Income REIT	17,000	$394,570
Spirit Realty Capital, Inc.	124,600	1,084,020
		2,429,550

Electric Utilities–11.39%
American Electric Power Co., Inc.	3,500	257,705
Duke Energy Corp.	47,600	4,155,480
Entergy Corp.	66,500	5,264,805
Eversource Energy	4,400	277,200
Exelon Corp.	110,500	4,184,635
FirstEnergy Corp.	132,500	4,316,850
Hawaiian Electric Industries, Inc.	8,300	277,386
PG&E Corp.	31,200	2,195,856
PPL Corp.	106,700	4,186,908
Southern Co. (The)	84,300	4,068,318
Xcel Energy, Inc.	31,900	1,579,050
		30,764,193

General Merchandise Stores–0.85%
Target Corp.	42,100	2,295,713

Gold–1.00%
Barrick Gold Corp. (Canada)	149,600	2,691,304

Health Care Equipment–1.68%
Baxter International Inc.	67,300	4,175,292
Varex Imaging Corp.(c)	12,200	372,466
		4,547,758

Health Care REIT’s–1.54%
Senior Housing Properties Trust	210,500	4,151,060

Health Care Services–1.46%
Quest Diagnostics Inc.	36,500	3,954,775

Homefurnishing Retail–0.77%
Aaron’s, Inc.	47,200	2,089,544

Hotel and Resort REIT’s–2.10%
Hospitality Properties Trust	39,200	1,072,512
Host Hotels & Resorts Inc.	215,800	3,910,296
Sunstone Hotel Investors, Inc.	43,700	690,460
		5,673,268

Hotels, Resorts & Cruise Lines–2.32%
Extended Stay America, Inc.(d)	202,700	3,970,893
Royal Caribbean Cruises Ltd.	18,500	2,302,510
		6,273,403

Household Products–1.75%
HRG Group, Inc.(c)	25,600	404,224
Procter & Gamble Co. (The)	46,900	4,327,463
		4,731,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Housewares & Specialties–0.23%
Tupperware Brands Corp.	10,800	$624,996

Hypermarkets & Super Centers–1.68%
Wal-Mart Stores, Inc.	58,100	4,535,867

Industrial REIT’s–1.63%
EastGroup Properties, Inc.	3,700	328,782
Prologis, Inc.	64,400	4,080,384
		4,409,166

Integrated Oil & Gas–0.90%
Chevron Corp.	22,500	2,421,450

Integrated Telecommunication Services–0.21%
Frontier Communications Corp.(b)	41,700	561,699

IT Consulting & Other Services–0.39%
International Business Machines Corp.	7,300	1,044,119

Leisure Products–0.39%
Hasbro, Inc.	10,800	1,061,100

Life & Health Insurance–1.18%
Principal Financial Group, Inc.	19,400	1,212,888
Prudential Financial, Inc.	19,300	1,970,144
		3,183,032

Managed Health Care–6.58%
Anthem, Inc.	21,200	4,156,048
Cigna Corp.	22,700	4,132,762
Humana Inc.	17,200	4,431,064
WellCare Health Plans Inc.(c)	28,850	5,039,518
		17,759,392

Mortgage REIT’s–6.35%
AGNC Investment Corp.	92,200	1,985,988
Annaly Capital Management, Inc.	161,600	2,020,000
Blackstone Mortgage Trust, Inc.–Class A(b)	51,500	1,614,525
Chimera Investment Corp.	99,800	1,903,186
CYS Investments, Inc.	208,600	1,833,594
MFA Financial, Inc.	214,900	1,886,822
New Residential Investment Corp.	119,900	1,975,952
Starwood Property Trust, Inc.	90,000	1,998,900
Two Harbors Investment Corp.	189,000	1,933,470
		17,152,437

Multi-Utilities–3.01%
CenterPoint Energy, Inc.	182,300	5,399,726
Consolidated Edison, Inc.	18,300	1,542,141
DTE Energy Co.	10,600	1,190,592
		8,132,459

Office REIT’s–0.83%
JBG SMITH Properties(c)	11,900	389,487
Piedmont Office Realty Trust Inc.–Class A	91,700	1,856,925
		2,246,412

	Shares	Value
Oil & Gas Exploration & Production–0.11%
Vermilion Energy, Inc. (Canada)	9,200	$300,012

Oil & Gas Refining & Marketing–1.77%
Valero Energy Corp.	70,300	4,787,430

Oil & Gas Storage & Transportation–1.50%
Williams Cos., Inc. (The)	136,300	4,052,199

Packaged Foods & Meats–2.01%
Conagra Brands, Inc.	118,700	3,853,002
Flowers Foods, Inc.	15,200	264,024
Hershey Co. (The)	12,600	1,321,992
		5,439,018

Personal Products–1.50%
Nu Skin Enterprises, Inc.–Class A	66,500	4,045,195

Pharmaceuticals–1.79%
Johnson & Johnson	5,300	701,561
Pfizer Inc.	121,800	4,131,456
		4,833,017

Property & Casualty Insurance–0.38%
Assured Guaranty Ltd.	24,400	1,037,976

Reinsurance–0.16%
Everest Re Group, Ltd.	1,750	441,840

Residential REIT’s–1.46%
Camden Property Trust	17,500	1,565,900
Equity Lifestyle Properties, Inc.	14,000	1,248,100
Essex Property Trust, Inc.	4,250	1,130,372
		3,944,372

Restaurants–0.38%
Darden Restaurants, Inc.	12,400	1,017,916

Retail REIT’s–0.50%
Washington Prime Group Inc.	162,600	1,357,710

Semiconductor Equipment–0.55%
KLA-Tencor Corp.	15,800	1,480,302

Soft Drinks–2.99%
Coca-Cola Co. (The)	89,200	4,063,060
PepsiCo, Inc.	34,700	4,015,831
		8,078,891

Specialized Consumer Services–1.40%
H&R Block, Inc.	141,000	3,770,340

Specialized REIT’s–3.55%
American Tower Corp.–Class A	18,400	2,724,120
CoreCivic, Inc.	125,800	3,371,440
OUTFRONT Media Inc.	9,800	215,600
Potlatch Corp.	30,100	1,438,780
Uniti Group Inc.	95,100	1,831,626
		9,581,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Equity Yield Fund

	Shares	Value
Specialty Stores–0.95%
Office Depot, Inc.	594,800	$2,551,692

Technology Hardware, Storage & Peripherals–2.11%
HP Inc.	206,200	3,934,296
Xerox Corp.	54,800	1,768,396
		5,702,692

Tobacco–1.74%
Altria Group, Inc.	9,700	614,980
Philip Morris International Inc.	34,900	4,080,857
		4,695,837

Wireless Telecommunication Services–0.10%
Rogers Communications, Inc.–Class B (Canada)	5,400	281,718
Total Common Stocks & Other Equity Interests (Cost $245,624,140)		263,931,038

	Principal Amount
U.S. Treasury Bills–0.21%
0.89%, 09/14/2017(e)(f) (Cost $569,816)	$570,000	569,819

	Shares	Value
Money Market Funds–2.27%
Government & Agency Portfolio–Institutional Class, 0.93%(g)	3,689,438	$3,689,438
Treasury Portfolio–Institutional Class, 0.90%(g)	2,459,625	2,459,625
Total Money Market Funds (Cost $6,149,063)		6,149,063
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.19% (Cost $252,343,019)		270,649,920

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.14%
Government & Agency Portfolio–Institutional Class, 0.93% (Cost $5,774,419)(g)(h)	5,774,419	5,774,419
TOTAL INVESTMENTS IN SECURITIES–102.33% (Cost $258,117,438)		276,424,339
OTHER ASSETS LESS LIABILITIES–(2.33)%		(6,304,388)
NET ASSETS–100.00%		$270,119,951

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2017.
(c)	Non-income producing security.
(d)	Each share is comprised of one share of common stock of Extended Stay America, Inc. and one share of Class B common stock of ESH Hospitality, Inc.
(e)	Securities are traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts — Equity Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500	Long	52	September–2017	$6,422,260	$18,505	$18,505

(a)	Futures contracts collateralized by $23,706 cash held with Bank of America Merrill Lynch, the futures commission merchant.

11                         Invesco Low Volatility Equity Yield Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments, at value (Cost $246,193,956)*	$264,500,857
Investments in affiliated money market funds, at value and cost	11,923,482
Other investments:
Variation margin receivable — futures	37,180
Deposits with brokers:
Collateral — exchange-traded futures	23,706
Receivable for:
Fund shares sold	55,898
Dividends	815,188
Investment for trustee deferred compensation and retirement plans	215,437
Other assets	58,658
Total assets	277,630,406

Liabilities:
Collateral upon return of securities loaned	5,774,419
Payable for:
Fund shares reacquired	1,264,102
Accrued fees to affiliates	198,470
Accrued trustees’ and officers’ fees and benefits	3,441
Accrued other operating expenses	39,380
Trustee deferred compensation and retirement plans	230,643
Total liabilities	7,510,455
Net assets applicable to shares outstanding	$270,119,951

Net assets consist of:
Shares of beneficial interest	$265,764,973
Undistributed net investment income	912,483
Undistributed net realized gain (loss)	(14,882,911)
Net unrealized appreciation	18,325,406
$270,119,951

Net Assets:
Class A	$170,628,268
Class B	$1,295,421
Class C	$25,022,037
Class R	$376,151
Class Y	$12,670,799
Investor Class	$46,259,297
Class R5	$13,857,629
Class R6	$10,349

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,711,607
Class B	121,039
Class C	2,343,964
Class R	34,801
Class Y	1,161,244
Investor Class	4,245,176
Class R5	1,268,101
Class R6	947
Class A:
Net asset value per share	$10.86
Maximum offering price per share
(Net asset value of $10.86 ÷ 94.50%)	$11.49
Class B:
Net asset value and offering price per share	$10.70
Class C:
Net asset value and offering price per share	$10.68
Class R:
Net asset value and offering price per share	$10.81
Class Y:
Net asset value and offering price per share	$10.91
Investor Class:
Net asset value and offering price per share	$10.90
Class R5:
Net asset value and offering price per share	$10.93
Class R6:
Net asset value and offering price per share	$10.93

*	At August 31, 2017, securities with an aggregate value of $5,653,686 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Equity Yield Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $90,725)	$9,597,470
Dividends from affiliated money market funds (includes securities lending income of $26,218)	59,708
Total investment income	9,657,178

Expenses:
Advisory fees	1,633,285
Administrative services fees	94,886
Custodian fees	7,117
Distribution fees:
Class A	428,017
Class B	19,670
Class C	268,697
Class R	1,437
Investor Class	122,937
Transfer agent fees — A, B, C, R, Y and Investor	592,629
Transfer agent fees — R5	4,712
Trustees’ and officers’ fees and benefits	27,526
Registration and filing fees	103,870
Reports to shareholders	94,831
Professional services fees	31,815
Other	18,188
Total expenses	3,449,617
Less: Fees waived and expense offset arrangement(s)	(15,081)
Net expenses	3,434,536
Net investment income	6,222,642

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	20,444,904
Futures contracts	833,577
21,278,481
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,394,201
Futures contracts	(108,306)
2,285,895
Net realized and unrealized gain	23,564,376
Net increase in net assets resulting from operations	$29,787,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$6,222,642	$7,020,109
Net realized gain (loss)	21,278,481	(10,325,307)
Change in net unrealized appreciation	2,285,895	27,581,174
Net increase in net assets resulting from operations	29,787,018	24,275,976

Distributions to shareholders from net investment income:
Class A	(4,239,519)	(5,380,077)
Class B	(36,572)	(96,347)
Class C	(469,050)	(680,503)
Class R	(6,145)	(5,308)
Class Y	(277,960)	(191,530)
Investor Class	(1,234,685)	(1,580,332)
Class R5	(387,700)	(485,092)
Class R6	(72)	—
Total distributions from net investment income	(6,651,703)	(8,419,189)

Share transactions–net:
Class A	(18,082,497)	(13,847,486)
Class B	(1,529,635)	(2,772,731)
Class C	(5,674,294)	(3,095,697)
Class R	83,217	87,098
Class Y	3,675,269	2,883,079
Investor Class	(11,307,479)	(2,122,095)
Class R5	(476,385)	(1,444,211)
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(33,301,804)	(20,312,043)
Net increase (decrease) in net assets	(10,166,489)	(4,455,256)

Net assets:
Beginning of year	280,286,440	284,741,696
End of year (includes undistributed net investment income of $912,483 and $1,340,597, respectively)	$270,119,951	$280,286,440

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

14                         Invesco Low Volatility Equity Yield Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes income from pay-in-kind securities, if any. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15                         Invesco Low Volatility Equity Yield Fund

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund

16                         Invesco Low Volatility Equity Yield Fund

currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly, an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Next $250 million	0.575%
Next $500 million	0.55%
Next $1.5 billion	0.525%
Next $2.5 billion	0.50%
Next $2.5 billion	0.475%
Next $2.5 billion	0.45%
Over $10 billion	0.425%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $7,295.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the

17                         Invesco Low Volatility Equity Yield Fund

1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $8,868 in front-end sales commissions from the sale of Class A shares and $690, $8 and $1,360 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the period. During the year ended August 31, 2017, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$263,931,038	$—	$—	$263,931,038
U.S. Treasury Securities	—	569,819	—	569,819
Money Market Funds	11,923,482	—	—	11,923,482
	275,854,520	569,819	—	276,424,339
Futures Contracts*	18,505	—	—	18,505
Total Investments	$275,873,025	$569,819	$—	$276,442,844

*	Unrealized appreciation

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$18,505
Derivatives not subject to master netting agreements	(18,505)
Total Derivatives Asset subject to master netting agreements	—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

18                         Invesco Low Volatility Equity Yield Fund

Effect of Derivative Investments for the year August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$833,577
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(108,306)
Total	$725,271

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$6,364,890

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,786.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$6,651,703	$8,419,189

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$1,127,879
Net unrealized appreciation — investments	18,257,720
Temporary book/tax differences	(215,397)
Capital Loss Carryforward	(14,815,224)
Shares of beneficial interest	265,764,973
Total net assets	$270,119,951

19                         Invesco Low Volatility Equity Yield Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2018	$14,815,224	$—	$14,815,224

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $287,871,766 and $316,930,820, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$24,766,794
Aggregate unrealized (depreciation) of investments	(6,509,074)
Net unrealized appreciation of investments	$18,257,720

Cost of investments for tax purposes is $258,185,124.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Fair Fund settlements, on August 31, 2017, undistributed net investment income was increased by $947 and undistributed net realized gain (loss) was decreased by $947. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	703,288	$7,236,109	666,467	$6,392,002
Class B	7,772	76,959	12,621	115,778
Class C	138,767	1,395,334	187,858	1,790,677
Class R	17,393	180,224	10,763	105,189
Class Y	993,363	10,369,480	415,400	4,021,398
Investor Class	133,426	1,370,271	583,771	5,850,110
Class R5	106,659	1,096,390	288,796	2,820,348
Class R6(b)	947	10,000	—	—

Issued as reinvestment of dividends:
Class A	380,834	3,889,388	516,429	4,910,181
Class B	3,582	35,902	9,828	91,978
Class C	38,299	384,774	59,945	560,852
Class R	570	5,805	517	4,903
Class Y	20,467	211,283	15,170	145,128
Investor Class	116,590	1,193,878	160,202	1,528,502
Class R5	37,671	387,189	46,483	444,681

Automatic conversion of Class B shares to Class A shares:
Class A	127,700	1,314,981	229,981	2,186,988
Class B	(129,467)	(1,314,981)	(233,221)	(2,186,988)

Reacquired:
Class A	(2,951,326)	(30,522,975)	(2,867,915)	(27,336,657)
Class B	(32,563)	(327,515)	(84,469)	(793,499)
Class C	(735,323)	(7,454,402)	(587,380)	(5,447,226)
Class R	(10,206)	(102,812)	(2,458)	(22,994)
Class Y	(666,493)	(6,905,494)	(131,252)	(1,283,447)
Investor Class	(1,365,938)	(13,871,628)	(988,430)	(9,500,707)
Class R5	(191,639)	(1,959,964)	(487,185)	(4,709,240)
Net increase (decrease) in share activity	(3,255,627)	$(33,301,804)	(2,178,079)	$(20,312,043)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

21                         Invesco Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$9.97	$0.24	$0.90	$1.14	$(0.25)	$—	$(0.25)	$10.86	11.65%	$170,628	1.21	%(d)	1.21	%(d)	2.33	%(d)	108%
Year ended 08/31/16	9.40	0.25	0.62	0.87	(0.30)	—	(0.30)	9.97	9.40	173,949	1.20		1.20		2.59		107
Year ended 08/31/15	11.75	0.26	(1.43)	(1.17)	(0.31)	(0.87)	(1.18)	9.40	(10.72)	177,739	1.15		1.15		2.49		101
Year ended 08/31/14	9.98	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.75	22.91	224,786	1.14		1.14		2.80		109
Year ended 08/31/13	8.66	0.12	1.31	1.43	(0.11)	—	(0.11)	9.98	16.71	199,636	1.18		1.18		1.31		107
Class B
Year ended 08/31/17	9.82	0.16	0.89	1.05	(0.17)	—	(0.17)	10.70	10.85	1,295	1.96	(d)	1.96	(d)	1.58	(d)	108
Year ended 08/31/16	9.26	0.17	0.61	0.78	(0.22)	—	(0.22)	9.82	8.57	2,669	1.95		1.95		1.84		107
Year ended 08/31/15	11.59	0.18	(1.42)	(1.24)	(0.22)	(0.87)	(1.09)	9.26	(11.42)	5,253	1.90		1.90		1.74		101
Year ended 08/31/14	9.84	0.22	1.90	2.12	(0.20)	(0.17)	(0.37)	11.59	22.08	11,962	1.89		1.89		2.05		109
Year ended 08/31/13	8.53	0.05	1.29	1.34	(0.03)	—	(0.03)	9.84	15.72	13,288	1.93		1.93		0.56		107
Class C
Year ended 08/31/17	9.80	0.16	0.89	1.05	(0.17)	—	(0.17)	10.68	10.87	25,022	1.96	(d)	1.96	(d)	1.58	(d)	108
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	—	(0.22)	9.80	8.59	28,435	1.95		1.95		1.84		107
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90		1.90		1.74		101
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89		1.89		2.05		109
Year ended 08/31/13	8.51	0.05	1.29	1.34	(0.03)	—	(0.03)	9.82	15.75	37,335	1.93		1.93		0.56		107
Class R
Year ended 08/31/17	9.92	0.21	0.91	1.12	(0.23)	—	(0.23)	10.81	11.42	376	1.46	(d)	1.46	(d)	2.08	(d)	108
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	—	(0.27)	9.92	9.16	268	1.45		1.45		2.34		107
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40		1.40		2.24		101
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39		1.39		2.55		109
Year ended 08/31/13	8.61	0.10	1.30	1.40	(0.08)	—	(0.08)	9.93	16.37	200	1.43		1.43		1.06		107
Class Y
Year ended 08/31/17	10.02	0.27	0.90	1.17	(0.28)	—	(0.28)	10.91	11.89	12,671	0.96	(d)	0.96	(d)	2.58	(d)	108
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	—	(0.32)	10.02	9.64	8,152	0.95		0.95		2.84		107
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90		0.90		2.74		101
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89		0.89		3.05		109
Year ended 08/31/13	8.71	0.15	1.30	1.45	(0.14)	—	(0.14)	10.02	16.90	4,189	0.93		0.93		1.56		107
Investor Class
Year ended 08/31/17	10.00	0.24	0.91	1.15	(0.25)	—	(0.25)	10.90	11.73	46,259	1.21	(d)	1.21	(d)	2.33	(d)	108
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	—	(0.30)	10.00	9.38	53,620	1.20		1.20		2.59		107
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15		1.15		2.49		101
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14		1.14		2.80		109
Year ended 08/31/13	8.69	0.12	1.31	1.43	(0.11)	—	(0.11)	10.01	16.65	64,369	1.18		1.18		1.31		107
Class R5
Year ended 08/31/17	10.03	0.29	0.91	1.20	(0.30)	—	(0.30)	10.93	12.20	13,858	0.77	(d)	0.77	(d)	2.77	(d)	108
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	—	(0.34)	10.03	9.82	13,194	0.77		0.77		3.02		107
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75		0.75		2.89		101
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75		0.75		3.19		109
Year ended 08/31/13	8.71	0.16	1.31	1.47	(0.15)	—	(0.15)	10.03	17.12	13,000	0.76		0.76		1.73		107
Class R6
Year ended 08/31/17(e)	10.58	0.12	0.31	0.43	(0.08)	—	(0.08)	10.93	4.05	10	0.75	(d)(f)	0.75	(d)(f)	2.79	(d)(f)	108

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $171,207, $1,967, $26,870, $287, $10,454, $49,175, $13,216 and $10 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017.
(f)	Annualized.

22                         Invesco Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Low Volatility Equity Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Equity Yield Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

23                         Invesco Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,041.90	$6.28	$1,019.06	$6.21	1.22%
B	1,000.00	1,037.40	10.12	1,015.27	10.01	1.97
C	1,000.00	1,038.50	10.12	1,015.27	10.01	1.97
R	1,000.00	1,040.70	7.56	1,017.80	7.48	1.47
Y	1,000.00	1,043.00	4.99	1,020.32	4.94	0.97
Investor	1,000.00	1,041.80	6.28	1,019.06	6.21	1.22
R5	1,000.00	1,044.00	4.02	1,021.27	3.97	0.78
R6	1,000.00	1,040.50	3.14	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017 (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 150 (as of close of business April 4, 2017 through August 31, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

24                         Invesco Low Volatility Equity Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Equity Yield Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Equity Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the

25                         Invesco Low Volatility Equity Yield Fund

Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0
Qualified Dividend Income*	78.85%
Corporate Dividends Received Deduction*	70.96%
U.S. Treasury Obligations*	0.04%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Equity Yield Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Low Volatility Equity Yield Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Low Volatility Equity Yield Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	8,026,770	855,331	631,463	4,104,083
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	8,467,978	464,442	581,151	4,104,076
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	8,248,751	625,350	639,468	4,104,078

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

28                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Equity Yield Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074 Invesco Distributors, Inc.	LVEY-AR-1 10202017 0924

Annual Report to Shareholders	August 31, 2017

Invesco Pennsylvania Tax Free Income Fund Nasdaq: A: VKMPX ◾ B: VKPAX ◾ C: VKPCX ◾ Y: VKPYX ◾ R6: VKPSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in

November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Pennsylvania Tax Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Pennsylvania Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Pennsylvania Tax Free Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.18%
Class B Shares	0.19
Class C Shares	-0.57
Class Y Shares	0.44
Class R6 Shares*	0.26
S&P Municipal Bond Index▼ (Broad Market Index)	0.92
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼ (Style-Specific Index)	1.17
Lipper Pennsylvania Municipal Debt Funds Index∎ (Peer Group Index)	0.57
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.
*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy in terms of industries and different employment sectors. Its economy tends to track the national economy but with less volatility. The state’s economic performance is largely dependent on job growth. Pennsylvania is expected to add jobs at an average annual rate of 0.8% over the next several years based upon the state’s slow population growth as well as net migration.1 Pennsylvania’s population grew an estimated 0.6% between 2010 and 2016 to 12.8 million, lagging the country as a whole, which expanded 4.7%. The state ranks as the sixth most-populous state in the nation, just behind Illinois.2 Pennsylvania’s unemployment rate of 5.0% in July 2017 versus 4.3% for the US represented a significant improvement over the past seven years from the 8.7% peak seen in April 2010.3 As of the close of the reporting period, the state’s general obligation bonds were rated AA- by Standard & Poor’s (S&P) and Fitch Ratings – and Aa3 by Moody’s. Moody’s and Fitch have assigned stable outlooks, while S&P has assigned a negative outlook.4

    For the reporting period, investment grade municipal bonds, as measured by the S&P Municipal Bond Index, returned 0.92%. Investment grade Pennsylvania municipal bonds, as measured by the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index, returned 1.17%. Both non-Pennsylvania and Pennsylvania investment grade municipal bonds managed to produce positive returns despite the sell-off following the presidential election in November 2016.

Positive investor sentiment regarding the future of the economy resulted in a risk on trade that led to a Treasury market sell-off, with municipals following closely behind. During the majority of the fiscal year, the municipal market benefited from a number of favorable technical factors, including a flattening yield curve, strong demand and an overall lower-than-expected supply of municipal securities.

    Beginning in August 2016, issuance rose significantly; indeed, October issuance was the largest in municipal history, totaling $53.4 billion.5 A great deal of this issuance was a result of issuers anticipating potential year-end volatility related to the US presidential election and the December US Federal Reserve (the Fed) meeting. In September, the market posted its first negative monthly performance since June 2015.6 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.7

    Following the victory of President Trump, market sentiment shifted to the potential impact that comprehensive tax reform might have on municipal demand, contributing to the Treasury sell-off. As a result, municipals retraced most of 2016’s positive performance. However, in the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and fund flows turned positive once again.

    Over the fiscal year, the Fed raised interest rates by a quarter point three times, initially in December 2016, and then again in March and June of 2017.8

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	77.3%
Pre-refunded Bonds	16.5
General Obligation Bonds	5.0
Other	1.2

Top Five Debt Holdings
% of total net assets

1.	Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014	2.7%
2.	Pennsylvania (Commonwealth of); First Series 2014	2.6
3.	Pennsylvania (State of) Turnpike Commission; Series 2009 C	2.0
4.	Pennsylvania State University; Series 2016 A	2.0
5.	Geisinger Authority (Geisinger Health System); Series 2017 A-1	1.9

Total Net Assets	$130.0 million

Total Number of Holdings	154

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2017.

4                         Invesco Pennsylvania Tax Free Income Fund

Because the hikes were widely anticipated, the market reaction to these announcements was muted. Dominating municipal headlines were the budget impasse in Illinois, Chicago’s unfunded pension liabilities and Puerto Rico’s downward fiscal spiral. While worrisome, these developments were not enough to outweigh the positive impact of US economic performance during the reporting period, and in July, after over two years Illinois passed a budget which was supportive to municipal performance.

    At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may likely affect the municipal market.

    Over the reporting period, the Fund’s security selection in non-rated bonds contributed to the Fund’s performance versus its style-specific benchmark. An overweight allocation to and security selection in higher education bonds also added to the Fund’s relative performance. Security selection in the life care sector aided the Fund’s relative performance, as did overweight exposure to short duration bonds (0.00-1.99 years). The Fund’s overweight exposure to prerefunded bonds detracted from performance versus its style-specific benchmark. Security selection in the dedicated tax sector and among industrial development revenue/pollution control revenue issues also detracted from the Fund’s relative performance over the fiscal year.

    During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Pennsylvania Tax Free Income Fund and for sharing our long-term investment horizon.

1	Source: Commonwealth of Pennsylvania
2	Source: US Census Bureau
3	Source: Bureau of Labor Statistics
4	Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings. com and select “Ratings Definitions” on the homepage; and www.moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.
5	Source: The Bond Buyer
6	Source: Standard & Poor’s
7	Source: Barclays
8	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris

Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams

Portfolio Manager, is manager of Invesco Pennsylvania Tax Free Income Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5                         Invesco Pennsylvania Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	The Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.

∎ The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎ A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Pennsylvania Tax Free Income Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.52%
10 Years	3.63
5 Years	2.04
1 Year	-4.10

Class B Shares
Inception (5/3/93)	4.16%
10 Years	3.97
5 Years	2.58
1 Year	-4.66

Class C Shares
Inception (8/13/93)	3.54%
10 Years	3.31
5 Years	2.17
1 Year	-1.53

Class Y Shares
10 Years	4.28%
5 Years	3.18
1 Year	0.44

Class R6 Shares
10 Years	4.09%
5 Years	2.95
1 Year	0.26

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen Pennsylvania Tax Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen Pennsylvania Tax Free Income Fund (renamed Invesco Pennsylvania Tax Free Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Pennsylvania Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end,including maximum applicable sales charges

Class A Shares
Inception (5/1/87)	5.51%
10 Years	3.29
5 Years	2.22
1 Year	-5.19

Class B Shares
Inception (5/3/93)	4.13%
10 Years	3.61
5 Years	2.77
1 Year	-5.82

Class C Shares
Inception (8/13/93)	3.52%
10 Years	2.98
5 Years	2.36
1 Year	-2.67

Class Y Shares
10 Years	3.94%
5 Years	3.38
1 Year	-0.78

Class R6 Shares
10 Years	3.75%
5 Years	3.12
1 Year	-0.94

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 1.08%, 1.08%, 1.83%, 0.83% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Pennsylvania Tax Free Income Fund

Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares availale for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Pennsylvania Tax Free Income Fund

interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.
∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Pennsylvania and US territories municipal securities risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not focus its investments in such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a sub-set of the broad S&P Municipal Bond Index. This index of market value-weighted investment grade US municipal bonds seeks to measure the performance of Pennsylvania-issued US municipals whose maturities are equal to or greater than five years.

continued on page 6

9                         Invesco Pennsylvania Tax Free Income Fund

Schedule of Investments

August 31, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–108.28%
Pennsylvania–103.17%
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,073,000
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS–AMBAC)(a)	5.50%	03/01/2020	1,420	1,516,077
Series 2011 A, University RB(b)(c)	5.50%	03/01/2021	550	635,135
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB(b)(c)	6.00%	10/15/2018	1,000	1,058,300
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,344,462
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,078
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB(d)	5.00%	12/01/2045	2,120	2,404,546
Allegheny (County of); Series 2008 C-61, Unlimited Tax GO Bonds(b)(c)	5.00%	12/01/2018	500	526,080
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2017, Tax RB(e)	5.00%	05/01/2022	325	359,661
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. PCR(b)	4.25%	04/01/2021	545	536,449
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR(b)	2.70%	04/02/2018	230	112,672
Beaver (County of);
Series 2009, Unlimited Tax GO Notes(b)(c)	5.55%	11/15/2017	1,325	1,338,210
Series 2009, Unlimited Tax GO Notes(b)(c)	5.55%	11/15/2017	65	65,648
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(f)	6.13%	11/01/2034	415	422,756
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,089,630
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB (INS–BAM)(a)	5.00%	11/15/2030	425	482,014
Series 2014, Gtd. Ref. Water RB (INS–BAM)(a)	5.00%	11/15/2031	425	480,981
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds(b)(c)	5.25%	01/15/2020	1,000	1,101,080
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,236,169
Centre (County of) Hospital Authority (Mt. Nittany Medical Center);
Series 2011, RB(b)(c)	6.25%	11/15/2021	500	605,765
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	559,500
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center); Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	900	901,863
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	816,362
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,069,390
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	796,043
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	905,783
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/2039	750	794,340
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,381,087
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,025,200
Dauphin (County of) General Authority (Pinnacle Health System);
Series 2009, Health System RB	6.00%	06/01/2036	340	367,863
Series 2009, Ref. Health System RB(b)(c)	6.00%	06/01/2019	1,875	2,041,556
Series 2016 A, Ref. Health System RB	5.00%	06/01/2034	510	582,899
Delaware (County of) Authority (Haverford College); Series 2017 A, Ref. RB	5.00%	10/01/2042	655	759,839
Delaware (County of) Authority (Neumann College); Series 2008, College RB(b)(c)	6.25%	10/01/2018	110	116,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	$215	$243,477
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	428,642
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	540	599,162
Series 2012, Ref. RB	5.00%	01/01/2027	535	590,822
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,081,140
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,292,340
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS–AGM)(a)	5.00%	07/01/2024	1,000	1,156,040
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/2035	500	535,425
Series 2014, RB	5.00%	07/01/2039	250	267,273
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	210	241,049
Series 2016, Ref. RB	5.00%	12/01/2039	370	413,105
Erie (City of) Higher Education Building Authority (Mercyhurst College); Series 2008, College RB(b)(c)	5.50%	09/15/2018	500	523,875
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,086,430
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,560,708
Geisinger Authority (Geisinger Health System);
Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	542,945
Series 2017 A-1, Ref. Health System RB(d)	5.00%	02/15/2045	2,190	2,524,851
Lancaster (County of) Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,251,984
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	668,813
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	236,573
Lancaster (County of) Hospital Authority (University of Pennsylvania); Series 2016 A, Ref. Health System RB	5.00%	08/15/2042	535	616,662
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	853,727
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	668	677,160
Series 2014 B, Conv. CAB RB(g)	7.50%	02/01/2044	172	66,231
Series 2014 C, RB(h)	0.00%	02/01/2044	516	5
Luzerne (County of) Convention Center Authority; Series 1998 A, VRD Hotel Room Rental Tax RB (LOC–PNC Bank, N.A.)(i)(j)	0.78%	09/01/2028	950	950,000
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	828,383
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/2039	1,250	1,350,187
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/2031	1,400	1,549,828
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	441,492
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB(b)(c)	6.25%	11/15/2019	1,000	1,115,680
Series 2012, Ref. RB	5.00%	11/15/2028	900	991,233
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	917,218
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/2030	1,500	1,719,495
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB(b)(c)	7.00%	02/01/2018	500	512,815
Northampton (County of) General Purpose Authority (LaFayette College); Series 2017, Ref. Hospital Facilities RB(d)	5.00%	11/01/2047	1,635	1,910,269
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB(b)(c)	5.50%	05/15/2019	1,000	1,078,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Northampton (County of) General Purpose Authority (St. Luke’s Hospital); Series 2008 A, Hospital RB(b)(c)	5.50%	08/15/2018	$1,000	$1,044,670
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network); Series 2016, Ref. Hospital RB	5.00%	08/15/2036	330	372,639
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	948,594
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(d)	5.00%	06/15/2034	3,000	3,407,340
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	553,340
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(f)	5.00%	11/01/2041	1,200	1,316,436
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,093,806
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(f)	5.50%	11/01/2044	635	683,355
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(f)	5.00%	12/31/2034	1,235	1,403,812
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,061,510
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB(b)	1.50%	05/01/2018	1,500	1,503,435
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	528,173
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB(b)(c)	5.88%	07/01/2018	750	781,800
Series 2010, RB(b)(c)	6.00%	07/01/2020	500	569,055
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,259,485
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,373,307
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	548,640
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	632,900
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	951,293
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB(b)(c)	5.50%	06/01/2018	1,000	1,035,320
Series 2009 C, Sub. RB (INS–AGM)(a)	6.25%	06/01/2033	2,000	2,600,700
Series 2009 E, Sub. Conv. CAB RB(g)	6.38%	12/01/2038	1,435	1,792,372
Series 2010 A-1, Motor License Fund Special RB	5.00%	12/01/2038	500	537,190
Subseries 2010 A-2, Motor License Fund Special RB	5.50%	12/01/2034	820	917,219
Subseries 2010 A-2, Sub. Motor License Fund Special RB(b)(c)	5.50%	12/01/2020	180	206,158
Subseries 2010 B-2, Motor License Fund Special RB(b)(c)	5.00%	12/01/2020	235	265,397
Subseries 2010 B-2, Sub. RB	5.13%	12/01/2035	500	548,220
Subseries 2010 B-2, Sub. Special Turnpike RB(b)(c)	5.00%	12/01/2020	125	141,040
Subseries 2010 B-2, Sub. Special Turnpike RB	5.00%	12/01/2030	265	289,420
Subseries 2017 B-1, Turnpike RB	5.25%	06/01/2047	1,000	1,161,390
Pennsylvania State University;
Series 2016 A, RB(d)	5.00%	09/01/2041	2,195	2,578,730
Series 2016 A, RB	5.00%	09/01/2041	970	1,139,575
Philadelphia (City of) (1998 General Ordinance); Fifteenth Series 2017, Ref. Gas Works RB	5.00%	08/01/2047	750	862,545
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB(d)	5.00%	07/01/2042	1,500	1,736,205
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	1,000	1,050,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB(b)(c)	5.00%	05/15/2020	$1,500	$1,659,105
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	616,198
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,045,800
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	1,012,751
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,236,680
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	652,557
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB(b)(c)	6.00%	08/01/2020	700	800,534
Philadelphia (City of) Industrial Development Authority (Mast I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,547,655
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	851,753
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(e)	6.50%	06/15/2033	945	1,011,074
Philadelphia (City of);
Ninth Series 2010, Gas Works RB(b)(c)	5.25%	08/01/2020	390	437,865
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	669,194
Series 2009 A, Ref. Unlimited Tax GO Bonds(b)(c)	5.50%	08/01/2019	110	119,618
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.50%	08/01/2024	890	966,175
Series 2010 C, Water & Wastewater RB(b)(c)	5.00%	08/01/2020	970	1,082,093
Series 2010 C, Water & Wastewater RB (INS–AGM)(a)	5.00%	08/01/2035	280	305,858
Series 2011, Unlimited Tax GO Bonds(b)(c)	6.00%	08/01/2020	500	572,120
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	1,005,629
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2036	700	805,042
Series 2017 A, Water & Wastewater RB(d)	5.25%	10/01/2052	2,070	2,450,756
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	963,976
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	600,252
Philadelphia School District;
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	06/01/2025	535	617,754
Series 2008 E, Limited Tax GO Bonds(b)(c)	5.13%	09/01/2018	1,230	1,282,496
Series 2008 E, Limited Tax GO Bonds (INS–BHAC)(a)	5.13%	09/01/2023	270	281,321
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/2031	1,000	1,094,200
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	576,770
Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014, Ref. RB(d)	5.00%	06/01/2044	3,180	3,537,123
State Public School Building Authority (Harrisburg School District);
Series 2009, RB(b)(c)	5.00%	05/15/2019	165	176,510
Series 2009, RB(b)(c)	5.00%	05/15/2019	670	716,739
Series 2009, RB(b)(c)	5.00%	05/15/2019	165	176,570
Series 2016 A, Ref. RB (INS–AGM)(a)	5.00%	12/01/2030	1,055	1,255,650
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(f)	5.00%	01/01/2027	1,185	1,276,719
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,142,770
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/2030	500	544,480
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/2035	1,295	1,295,311
Westmoreland (County of) Industrial Development Authority (Excela Health); Series 2005 A, VRD Health System RB (LOC–PNC Bank, N.A.)(i)(j)	0.78%	07/01/2027	715	715,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/2031	$750	$853,590
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/2040	850	931,039
				134,094,141

Guam–3.94%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(b)(c)	5.75%	12/01/2019	1,250	1,384,663
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	500	550,495
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	410	433,878
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	553,280
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	1,000	1,067,100
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	315,794
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	823,120
				5,128,330

Virgin Islands–1.17%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(f)	5.00%	09/01/2029	575	611,788
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	640	500,077
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	411,886
				1,523,751
TOTAL INVESTMENTS IN SECURITIES (k)–108.28% (Cost $132,419,665)				140,746,222
FLOATING RATE NOTE OBLIGATIONS–(9.25)%
Notes with interest and fee rates ranging from 1.31% to 1.34% at 08/31/2017 and maturities of collateral ranging from 06/15/2034 to 10/01/2052 (See Note 1J)(l)				(12,030,000)
OTHER ASSETS LESS LIABILITIES–0.97%				1,262,074
NET ASSETS–100.00%				$129,978,296

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible

GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds

RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $1,370,735, which represented 1.05% of the Fund’s Net Assets.
(f)	Security subject to the alternative minimum tax.
(g)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Zero coupon bond issued at a discount.
(i)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2017.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2017. At August 31, 2017, the Fund’s investments with a value of $20,549,811 are held by TOB Trusts and serve as collateral for the $12,030,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Pennsylvania Tax Free Income Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $132,419,665)	$140,746,222
Receivable for:
Investments sold	50,000
Fund shares sold	40,647
Interest	1,558,962
Investment for trustee deferred compensation and retirement plans	37,511
Other assets	51,355
Total assets	142,484,697

Liabilities:
Floating rate note obligations	12,030,000
Payable for:
Dividends	115,750
Fund shares reacquired	20,941
Amount due custodian	204,244
Accrued fees to affiliates	56,871
Accrued trustees’ and officers’ fees and benefits	2,933
Accrued other operating expenses	34,727
Trustee deferred compensation and retirement plans	40,935
Total liabilities	12,506,401
Net assets applicable to shares outstanding	$129,978,296

Net assets consist of:
Shares of beneficial interest	$126,361,599
Undistributed net investment income	493,449
Undistributed net realized gain (loss)	(5,203,309)
Net unrealized appreciation	8,326,557
$129,978,296

Net Assets:
Class A	$112,323,977
Class B	$414,032
Class C	$10,325,005
Class Y	$6,905,104
Class R6	$10,178

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,813,538
Class B	25,065
Class C	625,595
Class Y	418,436
Class R6	617
Class A:
Net asset value per share	$16.49
Maximum offering price per share
(Net asset value of $16.49 ÷ 95.75%)	$17.22
Class B:
Net asset value and offering price per share	$16.52
Class C:
Net asset value and offering price per share	$16.50
Class Y:
Net asset value and offering price per share	$16.50
Class R6:
Net asset value and offering price per share	$16.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Pennsylvania Tax Free Income Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Interest	$6,119,075

Expenses:
Advisory fees	651,831
Administrative services fees	50,000
Custodian fees	4,908
Distribution fees:
Class A	281,834
Class B	1,567
Class C	109,905
Interest, facilities and maintenance fees	201,601
Transfer agent fees — A, B, C and Y	104,038
Transfer agent fees — R6	4
Trustees’ and officers’ fees and benefits	23,006
Registration and filing fees	62,313
Reports to shareholders	37,553
Professional services fees	62,071
Other	33,098
Total expenses	1,623,729
Less: Expense offset arrangement(s)	(607)
Net expenses	1,623,122
Net investment income	4,495,953

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(490,985)
Change in net unrealized appreciation (depreciation) of investment securities	(4,007,934)
Net realized and unrealized gain (loss)	(4,498,919)
Net increase (decrease) in net assets resulting from operations	$(2,966)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Pennsylvania Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$4,495,953	$4,348,697
Net realized gain (loss)	(490,985)	(50,928)
Change in net unrealized appreciation (depreciation)	(4,007,934)	4,641,602
Net increase (decrease) in net assets resulting from operations	(2,966)	8,939,371

Distributions to shareholders from net investment income:
Class A	(3,712,913)	(4,085,069)
Class B	(20,705)	(42,461)
Class C	(278,434)	(286,482)
Class Y	(205,077)	(139,754)
Class R6	(147)	—
Total distributions from net investment income	(4,217,276)	(4,553,766)

Share transactions–net:
Class A	(2,860,960)	2,612,797
Class B	(641,536)	(193,642)
Class C	(720,873)	1,576,180
Class Y	2,654,589	908,445
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(1,558,780)	4,903,780
Net increase (decrease) in net assets	(5,779,022)	9,289,385

Net assets:
Beginning of year	135,757,318	126,467,933
End of year (includes undistributed net investment income of $493,449 and $363,542, respectively)	$129,978,296	$135,757,318

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Pennsylvania Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield

17                         Invesco Pennsylvania Tax Free Income Fund

(for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

18                         Invesco Pennsylvania Tax Free Income Fund

H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s Floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may

19                         Invesco Pennsylvania Tax Free Income Fund

be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.40%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $12,579 in

20                         Invesco Pennsylvania Tax Free Income Fund

front-end sales commissions from the sale of Class A shares and $102 and $103 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities purchases of $10,428,489 and securities sales of $13,692,750, which did not result in any realized gain (loss).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $607.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2017 were $9,565,000 and 2.08%, respectively.

21                         Invesco Pennsylvania Tax Free Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$4,217,276	$4,553,766

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$370,939
Net unrealized appreciation — investments	8,413,186
Temporary book/tax differences	(38,001)
Capital loss carryforward	(5,129,427)
Shares of beneficial interest	126,361,599
Total net assets	$129,978,296

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2018	$1,085,533	$—	$1,085,533
Not subject to expiration	1,012,472	3,031,422	4,043,894
	$2,098,005	$3,031,422	$5,129,427

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $32,726,796 and $30,145,588, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,049,439
Aggregate unrealized (depreciation) of investments	(1,636,253)
Net unrealized appreciation of investments	$8,413,186

Cost of investments for tax purposes is $132,333,036.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on August 31, 2017, undistributed net investment income was decreased by $148,770, undistributed net realized gain (loss) was increased by $5,651,315 and shares of beneficial interest was decreased by $5,502,545. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Pennsylvania Tax Free Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	548,705	$8,984,210	568,174	$9,498,579
Class B	—	—	—	—
Class C	113,894	1,874,712	143,899	2,419,177
Class Y	319,575	5,196,443	101,703	1,719,284
Class R6(b)	617	10,000	—	—

Issued as reinvestment of dividends:
Class A	153,434	2,507,530	160,623	2,687,967
Class B	533	8,729	879	14,720
Class C	10,389	169,945	10,289	172,481
Class Y	5,858	95,727	3,589	60,058

Automatic conversion of Class B shares to Class A shares:
Class A	34,121	557,930	7,910	132,347
Class B	(34,057)	(557,930)	(7,893)	(132,347)

Reacquired:
Class A	(914,199)	(14,910,630)	(582,021)	(9,706,096)
Class B	(5,603)	(92,335)	(4,507)	(76,015)
Class C	(168,612)	(2,765,530)	(60,654)	(1,015,478)
Class Y	(162,593)	(2,637,581)	(51,633)	(870,897)
Net increase (decrease) in share activity	(97,938)	$(1,558,780)	290,358	$4,903,780

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

23                         Invesco Pennsylvania Tax Free Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental Ratio: Ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$17.01	$0.57	$(0.55)	$0.02	$(0.54)	$16.49	0.18%		$112,324	1.19	%(d)	1.04	%(d)	3.50	%(d)	22%
Year ended 08/31/16	16.44	0.57	0.60	1.17	(0.60)	17.01	7.21		118,906	1.08		1.02		3.41		12
Year ended 08/31/15	16.50	0.59	(0.09)	0.50	(0.56)	16.44	3.09		112,409	1.12		1.09		3.59		13
Year ended 08/31/14	15.39	0.62	1.09	1.71	(0.60)	16.50	11.33		113,872	1.09		1.07		3.93		10
Year ended 08/31/13	17.05	0.63	(1.65)	(1.02)	(0.64)	15.39	(6.24)		118,936	1.03		1.01		3.72		17
Class B
Year ended 08/31/17	17.04	0.58	(0.56)	0.02	(0.54)	16.52	0.19	(e)	414	1.19	(d)(e)	1.04	(d)(e)	3.50	(d)(e)	22
Year ended 08/31/16	16.48	0.57	0.59	1.16	(0.60)	17.04	7.15	(e)	1,094	1.08	(e)	1.02	(e)	3.41	(e)	12
Year ended 08/31/15	16.53	0.60	(0.09)	0.51	(0.56)	16.48	3.15	(e)	1,247	1.12	(e)	1.09	(e)	3.59	(e)	13
Year ended 08/31/14	15.42	0.63	1.08	1.71	(0.60)	16.53	11.32	(e)	1,544	1.09	(e)	1.07	(e)	3.93	(e)	10
Year ended 08/31/13	17.09	0.63	(1.66)	(1.03)	(0.64)	15.42	(6.28	)(e)	1,717	1.03	(e)	1.01	(e)	3.72	(e)	17
Class C
Year ended 08/31/17	17.03	0.45	(0.56)	(0.11)	(0.42)	16.50	(0.63)		10,325	1.94	(d)	1.79	(d)	2.75	(d)	22
Year ended 08/31/16	16.46	0.44	0.60	1.04	(0.47)	17.03	6.42		11,406	1.83		1.77		2.66		12
Year ended 08/31/15	16.53	0.47	(0.09)	0.38	(0.45)	16.46	2.33		9,488	1.87		1.84		2.84		13
Year ended 08/31/14	15.41	0.51	1.09	1.60	(0.48)	16.53	10.56	(f)	9,804	1.81	(f)	1.79	(f)	3.21	(f)	10
Year ended 08/31/13	17.08	0.50	(1.66)	(1.16)	(0.51)	15.41	(7.00)		10,838	1.78		1.76		2.97		17
Class Y
Year ended 08/31/17	17.02	0.61	(0.55)	0.06	(0.58)	16.50	0.44		6,905	0.94	(d)	0.79	(d)	3.75	(d)	22
Year ended 08/31/16	16.46	0.61	0.59	1.20	(0.64)	17.02	7.41		4,351	0.83		0.77		3.66		12
Year ended 08/31/15	16.51	0.64	(0.08)	0.56	(0.61)	16.46	3.41		3,323	0.87		0.84		3.84		13
Year ended 08/31/14	15.40	0.66	1.09	1.75	(0.64)	16.51	11.60		2,713	0.84		0.82		4.18		10
Year ended 08/31/13	17.06	0.67	(1.65)	(0.98)	(0.68)	15.40	(6.00)		2,562	0.78		0.76		3.97		17
Class R6
Year ended 08/31/17(g)	16.23	0.26	0.25	0.51	(0.24)	16.50	3.15		10	0.93	(d)(h)	0.78	(d)(h)	3.76	(d)(h)	22

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $112,914, $627, $10,990, $5,830 and $10 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.
(g)	Commencement date of April 4, 2017 for Class R6 shares.
(h)	Annualized.

24                         Invesco Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Pennsylvania Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pennsylvania Tax Free Income Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

25                         Invesco Pennsylvania Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,035.80	$6.31	$1,019.00	$6.26	1.23%
B	1,000.00	1,035.70	6.31	1,019.00	6.26	1.23
C	1,000.00	1,031.90	10.14	1,015.22	10.06	1.98
Y	1,000.00	1,037.00	5.03	1,020.27	4.99	0.98
R6	1,000.00	1,031.50	3.88	1,020.52	4.74	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017 (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 150 (as of close of business April 4, 2017 through August 31, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

26                         Invesco Pennsylvania Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pennsylvania Tax Free Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Pennsylvania Municipal Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

27                         Invesco Pennsylvania Tax Free Income Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one closed-end fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that he Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The

Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Pennsylvania Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Pennsylvania Tax Free Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Pennsylvania Tax Free Income Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	3,278,824	207,144	162,562	1,127,983
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	3,343,831	165,706	138,995	1,127,981
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	3,244,533	219,974	184,023	1,127,983

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

30                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Pennsylvania Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pennsylvania Tax Free Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                             Invesco Distributors, Inc.                                                                    VK-PTFI-AR-1                 10232017      1439

Annual Report to Shareholders	August 31, 2017
Invesco S&P 500 Index Fund
Nasdaq: A: SPIAX ◾ B: SPIBX ◾ C: SPICX ◾ Y: SPIDX ◾ R6: SPISX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco S&P 500 Index Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco S&P 500 Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Invesco S&P 500 Index Fund (the Fund) sought to provide investment results that, before expenses, corresponded to the total return of the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.55%
Class B Shares	14.71
Class C Shares	14.67
Class Y Shares	15.83
Class R6 Shares*	15.74
S&P 500 Index▼ (Broad Market/Style-Specific Index)	16.23
Lipper S&P 500 Objective Funds Index∎ (Peer Group Index)	15.92

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2%.1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

    While US stock market indexes rose for the reporting period ended August 31, 2017, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

    Invesco S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index.

    During the fiscal year, the IT, financials, industrials, health care and consumer discretionary sectors contributed the most to overall Fund performance. All market sectors, except for energy and telecommunication services, generated positive overall returns for the Fund.

    IT and financial holdings were some of the largest contributors to the Fund’s performance during the reporting period. Within the IT sector, leading contributors included Apple, Microsoft and Facebook. JP Morgan Chase and Bank of America were top contributors from the financials sector.

    Several US-based energy companies, including Schlumberger and Exxon Mobil, detracted from Fund performance due to falling oil prices.

    Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use S&P 500 futures contracts, derivative instruments, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco S&P 500 Index Fund.

1	Bureau of Economic Analysis
2	Bureau of Labor Statistics, Bloomberg

Portfolio Composition
By sector	% of total net assets

Information Technology	23.2%
Health Care	14.4
Financials	14.0
Consumer Discretionary	11.9
Industrials	9.9
Consumer Staples	8.4
Energy	5.6
Utilities	3.2
Real Estate	3.0
Materials	2.9
Telecommunication Services	2.1
Money Market Funds
Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

% of total net assets

1. Apple Inc.	4.0%
2. Microsoft Corp.	2.7
3. Facebook Inc.-Class A	1.9
4. Amazon.com, Inc.	1.8
5. Johnson & Johnson	1.7
6. Berkshire Hathaway Inc.- Class B	1.6
7. Exxon Mobil Corp.	1.5
8. JPMorgan Chase & Co.	1.5
9. Alphabet Inc.-Class A	1.3
10. Alphabet Inc.-Class C	1.3

Total Net Assets	$1.1 million

Total Number of Holdings*	506

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco S&P 500 Index Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500

Index Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.
Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500

Index Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.
Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500

Index Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.
Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco S&P 500

Index Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco S&P 500 Index Fund. She joined Invesco in 1988.

Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.
Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco S&P 500

Index Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                         Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1   Souce: FactSet Research Systems Inc.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	6.02%
10 Years	6.47
5 Years	12.41
1 Year	9.21

Class B Shares
Inception (9/26/97)	5.99%
10 Years	6.43
5 Years	12.58
1 Year	9.71

Class C Shares
Inception (9/26/97)	5.52%
10 Years	6.28
5 Years	12.83
1 Year	13.67

Class Y Shares
Inception (9/26/97)	6.57%
10 Years	7.34
5 Years	13.96
1 Year	15.83

Class R6 Shares
10 Years	7.09%
5 Years	13.73
1 Year	15.74

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum

Average Annual Total Returns
As of 6/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	5.95%
10 Years	6.05
5 Years	12.69
1 Year	10.77

Class B Shares
Inception (9/26/97)	5.92%
10 Years	6.01
5 Years	12.88
1 Year	11.39

Class C Shares
Inception (9/26/97)	5.46%
10 Years	5.86
5 Years	13.13
1 Year	15.31

Class Y Shares
Inception (9/26/97)	6.51%
10 Years	6.92
5 Years	14.26
1 Year	17.52

Class R6 Shares
10 Years	6.66%
5 Years	14.00
1 Year	17.33

sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 0.59%, 1.34%, 1.32%, 0.34% and 0.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–98.55%
Advertising–0.12%
Interpublic Group of Cos., Inc. (The)	19,877	$400,323
Omnicom Group Inc.	11,708	847,425
		1,247,748

Aerospace & Defense–2.47%
Arconic Inc.	22,174	564,772
Boeing Co. (The)	28,240	6,767,998
General Dynamics Corp.	14,266	2,872,459
L3 Technologies, Inc.	3,917	710,857
Lockheed Martin Corp.	12,522	3,824,094
Northrop Grumman Corp.	8,782	2,390,548
Raytheon Co.	14,643	2,665,173
Rockwell Collins, Inc.	8,168	1,070,416
Textron Inc.	13,466	661,046
TransDigm Group, Inc.	2,459	640,963
United Technologies Corp.	37,488	4,488,063
		26,656,389

Agricultural & Farm Machinery–0.16%
Deere & Co.	14,804	1,716,228

Agricultural Products–0.11%
Archer-Daniels-Midland Co.	28,710	1,186,297

Air Freight & Logistics–0.71%
C.H. Robinson Worldwide, Inc.	7,087	500,555
Expeditors International of Washington, Inc.	9,063	508,434
FedEx Corp.	12,374	2,652,738
United Parcel Service, Inc.–Class B	34,652	3,962,803
		7,624,530

Airlines–0.53%
Alaska Air Group, Inc.	6,225	464,758
American Airlines Group Inc.	24,781	1,108,702
Delta Air Lines, Inc.	37,030	1,747,446
Southwest Airlines Co.	30,420	1,586,099
United Continental Holdings Inc.(b)	14,176	878,345
		5,785,350

Alternative Carriers–0.07%
Level 3 Communications, Inc.(b)	14,726	801,536

Apparel Retail–0.41%
Foot Locker, Inc.	6,623	233,328
Gap, Inc. (The)	11,073	261,544
L Brands, Inc.	12,121	439,023
Ross Stores, Inc.	19,721	1,152,693
TJX Cos., Inc. (The)	32,363	2,339,845
		4,426,433

Apparel, Accessories & Luxury Goods–0.31%
Coach, Inc.	14,143	589,763

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Hanesbrands, Inc.	18,320	$444,443
Michael Kors Holdings Ltd.(b)	7,839	330,963
PVH Corp.	3,926	494,244
Ralph Lauren Corp.	2,737	240,555
Under Armour, Inc.–Class A(b)	9,290	150,034
Under Armour, Inc.–Class C(b)	9,273	140,022
VF Corp.	16,117	1,013,276
		3,403,300

Application Software–1.08%
Adobe Systems Inc.(b)	24,888	3,861,622
ANSYS, Inc.(b)	4,321	556,631
Autodesk, Inc.(b)	9,756	1,116,672
Citrix Systems, Inc.(b)	7,603	594,631
Intuit Inc.	12,245	1,732,055
salesforce.com, inc.(b)	33,640	3,212,283
Synopsys, Inc.(b)	7,561	608,056
		11,681,950

Asset Management & Custody Banks–1.10%
Affiliated Managers Group, Inc.	2,846	502,860
Ameriprise Financial, Inc.	7,669	1,062,233
Bank of New York Mellon Corp. (The)	52,316	2,735,081
BlackRock, Inc.	6,098	2,555,123
Franklin Resources, Inc.	17,225	744,637
Invesco Ltd.(c)	20,468	670,941
Northern Trust Corp.	10,856	960,756
State Street Corp.	17,792	1,645,582
T. Rowe Price Group Inc.	12,137	1,023,877
		11,901,090

Auto Parts & Equipment–0.16%
BorgWarner, Inc.	10,035	465,724
Delphi Automotive PLC	13,477	1,299,183
		1,764,907

Automobile Manufacturers–0.43%
Ford Motor Co.	196,774	2,170,417
General Motors Co.	69,089	2,524,512
		4,694,929

Automotive Retail–0.24%
Advance Auto Parts, Inc.	3,714	363,601
AutoZone, Inc.(b)	1,415	747,743
CarMax, Inc.(b)	9,317	625,636
O’Reilly Automotive, Inc.(b)	4,577	897,687
		2,634,667

Biotechnology–3.12%
AbbVie Inc.	80,072	6,029,422
Alexion Pharmaceuticals, Inc.(b)	11,296	1,608,663
Amgen Inc.	37,022	6,581,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco S&P 500 Index Fund

	Shares	Value
Biotechnology–(continued)
Biogen Inc.(b)	10,746	$3,401,754
Celgene Corp.(b)	39,283	5,457,587
Gilead Sciences, Inc.	65,742	5,503,263
Incyte Corp.(b)	8,550	1,174,855
Regeneron Pharmaceuticals, Inc.(b)	3,832	1,904,121
Vertex Pharmaceuticals Inc.(b)	12,530	2,011,566
		33,672,632

Brewers–0.08%
Molson Coors Brewing Co.–Class B	9,289	833,688

Broadcasting–0.18%
CBS Corp.–Class B	18,531	1,187,096
Discovery Communications, Inc.–Class A(b)	7,735	171,794
Discovery Communications, Inc.–Class C(b)	10,606	222,832
Scripps Networks Interactive Inc.–Class A	4,872	417,287
		1,999,009

Building Products–0.35%
A.O. Smith Corp.	7,408	412,551
Allegion PLC	4,794	377,336
Fortune Brands Home & Security, Inc.	7,739	483,920
Johnson Controls International PLC	47,196	1,868,489
Masco Corp.	16,096	591,850
		3,734,146

Cable & Satellite–1.36%
Charter Communications, Inc.–Class A(b)	10,850	4,324,159
Comcast Corp.–Class A	238,109	9,669,607
DISH Network Corp.–Class A(b)	11,443	655,569
		14,649,335

Casinos & Gaming–0.13%
MGM Resorts International	24,284	800,401
Wynn Resorts Ltd.	3,986	554,014
		1,354,415

Commodity Chemicals–0.14%
LyondellBasell Industries N.V.–Class A	16,616	1,505,243

Communications Equipment–0.97%
Cisco Systems, Inc.	251,559	8,102,715
F5 Networks, Inc.(b)	3,270	390,373
Harris Corp.	6,132	753,623
Juniper Networks, Inc.	19,222	533,026
Motorola Solutions, Inc.	8,223	724,611
		10,504,348

Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	13,347	724,208

Construction & Engineering–0.08%
Fluor Corp.	7,031	271,186
Jacobs Engineering Group, Inc.	6,057	330,046
Quanta Services, Inc.(b)	7,450	267,678
		868,910

	Shares	Value
Construction Machinery & Heavy Trucks–0.55%
Caterpillar Inc.	29,640	$3,482,403
Cummins Inc.	7,774	1,239,020
PACCAR Inc.	17,672	1,172,184
		5,893,607

Construction Materials–0.14%
Martin Marietta Materials, Inc.	3,155	668,829
Vulcan Materials Co.	6,647	806,015
		1,474,844

Consumer Electronics–0.03%
Garmin Ltd.	5,771	297,207

Consumer Finance–0.71%
American Express Co.	37,771	3,252,083
Capital One Financial Corp.	24,297	1,934,284
Discover Financial Services	19,127	1,127,537
Navient Corp.	14,334	189,209
Synchrony Financial	38,751	1,193,143
		7,696,256

Copper–0.09%
Freeport-McMoRan Inc.(b)	66,967	989,772

Data Processing & Outsourced Services–2.58%
Alliance Data Systems Corp.	2,805	632,527
Automatic Data Processing, Inc.	22,508	2,396,427
Fidelity National Information Services, Inc.	16,631	1,545,353
Fiserv, Inc.(b)	10,684	1,321,718
Global Payments Inc.	7,670	732,408
Mastercard Inc.–Class A	47,190	6,290,427
Paychex, Inc.	16,085	917,328
PayPal Holdings, Inc.(b)	56,205	3,466,724
Total System Services, Inc.	8,332	575,908
Visa Inc.–Class A	92,886	9,615,559
Western Union Co. (The)	23,708	448,555
		27,942,934

Department Stores–0.08%
Kohl’s Corp.	8,576	341,153
Macy’s, Inc.	15,319	318,176
Nordstrom, Inc.	5,596	249,693
		909,022

Distillers & Vintners–0.20%
Brown-Forman Corp.–Class B	8,898	471,950
Constellation Brands, Inc.–Class A	8,624	1,725,662
		2,197,612

Distributors–0.11%
Genuine Parts Co.	7,414	614,101
LKQ Corp.(b)	15,509	537,387
		1,151,488

Diversified Banks–4.93%
Bank of America Corp.	500,695	11,961,604
Citigroup Inc.	138,519	9,423,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco S&P 500 Index Fund

	Shares	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.	178,746	$16,246,224
U.S. Bancorp	79,700	4,084,625
Wells Fargo & Co.	226,279	11,556,068
		53,271,969

Diversified Chemicals–0.75%
Dow Chemical Co. (The)	56,770	3,783,720
E. I. du Pont de Nemours and Co.	43,620	3,661,027
Eastman Chemical Co.	7,335	632,277
		8,077,024

Diversified Support Services–0.05%
Cintas Corp.	4,383	591,749

Drug Retail–0.69%
CVS Health Corp.	51,256	3,964,139
Walgreens Boots Alliance, Inc.	42,962	3,501,403
		7,465,542

Electric Utilities–2.02%
Alliant Energy Corp.	11,461	489,843
American Electric Power Co., Inc.	24,737	1,821,385
Duke Energy Corp.	35,211	3,073,920
Edison International	16,391	1,314,230
Entergy Corp.	9,028	714,747
Eversource Energy	15,942	1,004,346
Exelon Corp.	46,592	1,764,439
FirstEnergy Corp.	22,324	727,316
NextEra Energy, Inc.	23,553	3,544,962
PG&E Corp.	25,688	1,807,921
Pinnacle West Capital Corp.	5,642	507,611
PPL Corp.	34,370	1,348,679
Southern Co. (The)	50,038	2,414,834
Xcel Energy, Inc.	25,545	1,264,478
		21,798,711

Electrical Components & Equipment–0.53%
Acuity Brands, Inc.	2,198	388,584
AMETEK, Inc.	11,576	732,182
Eaton Corp. PLC	22,503	1,614,815
Emerson Electric Co.	32,423	1,914,254
Rockwell Automation, Inc.	6,480	1,063,109
		5,712,944

Electronic Components–0.24%
Amphenol Corp.–Class A	15,375	1,244,452
Corning Inc.	46,297	1,331,502
		2,575,954

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	6,864	260,832

Electronic Manufacturing Services–0.13%
TE Connectivity Ltd.	17,860	1,421,656

	Shares	Value
Environmental & Facilities Services–0.24%
Republic Services, Inc.	11,565	$754,501
Stericycle, Inc.(b)	4,288	308,264
Waste Management, Inc.	20,448	1,576,745
		2,639,510

Fertilizers & Agricultural Chemicals–0.36%
CF Industries Holdings, Inc.	11,728	339,995
FMC Corp.	6,750	581,985
Monsanto Co.	22,076	2,587,307
Mosaic Co. (The)	17,659	352,827
		3,862,114

Financial Exchanges & Data–0.75%
CBOE Holdings Inc.	4,585	462,581
CME Group Inc.–Class A	17,094	2,150,425
Intercontinental Exchange, Inc.	29,786	1,926,261
Moody’s Corp.	8,372	1,122,099
Nasdaq, Inc.	5,733	432,153
S&P Global Inc.	12,969	2,001,506
		8,095,025

Food Distributors–0.12%
Sysco Corp.	24,771	1,304,689

Food Retail–0.09%
Kroger Co. (The)	45,913	1,004,117

Footwear–0.33%
NIKE, Inc.–Class B	66,673	3,521,001

General Merchandise Stores–0.31%
Dollar General Corp.	12,691	920,859
Dollar Tree, Inc.(b)	11,907	948,273
Target Corp.	27,756	1,513,535
		3,382,667

Gold–0.09%
Newmont Mining Corp.	26,826	1,028,509

Health Care Distributors–0.39%
AmerisourceBergen Corp.	8,348	669,927
Cardinal Health, Inc.	15,891	1,072,007
Henry Schein, Inc.(b)	3,990	692,983
McKesson Corp.	10,609	1,584,030
Patterson Cos. Inc.	4,104	158,004
		4,176,951

Health Care Equipment–2.60%
Abbott Laboratories	87,303	4,447,215
Baxter International Inc.	24,539	1,522,399
Becton, Dickinson and Co.	11,437	2,280,995
Boston Scientific Corp.(b)	68,895	1,898,057
C.R. Bard, Inc.	3,642	1,168,390
Danaher Corp.	30,730	2,563,497
Edwards Lifesciences Corp.(b)	10,554	1,199,568
Hologic, Inc.(b)	14,086	543,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
IDEXX Laboratories, Inc.(b)	4,432	$688,866
Intuitive Surgical, Inc.(b)	1,852	1,860,649
Medtronic PLC	68,869	5,552,219
ResMed Inc.	7,134	553,456
Stryker Corp.	15,606	2,206,220
Varian Medical Systems, Inc.(b)	4,586	487,262
Zimmer Biomet Holdings, Inc.	10,122	1,156,641
		28,129,154

Health Care Facilities–0.15%
HCA Healthcare, Inc.(b)	14,397	1,132,468
Universal Health Services, Inc.–Class B	4,510	487,666
		1,620,134

Health Care REIT’s–0.30%
HCP, Inc.	23,573	702,711
Ventas, Inc.	17,853	1,221,859
Welltower Inc.	18,421	1,348,786
		3,273,356

Health Care Services–0.39%
DaVita Inc.(b)	7,831	458,584
Envision Healthcare Corp.(b)	5,944	311,525
Express Scripts Holding Co.(b)	29,860	1,875,805
Laboratory Corp. of America Holdings(b)	5,145	807,096
Quest Diagnostics Inc.	6,905	748,157
		4,201,167

Health Care Supplies–0.18%
Align Technology, Inc.(b)	3,828	676,561
Cooper Cos., Inc. (The)	2,436	611,022
DENTSPLY SIRONA Inc.	11,531	652,308
		1,939,891

Health Care Technology–0.09%
Cerner Corp.(b)	14,790	1,002,466

Home Entertainment Software–0.39%
Activision Blizzard, Inc.	34,883	2,286,929
Electronic Arts Inc.(b)	15,597	1,895,036
		4,181,965

Home Furnishings–0.10%
Leggett & Platt, Inc.	6,655	305,931
Mohawk Industries, Inc.(b)	3,185	806,187
		1,112,118

Home Improvement Retail–1.13%
Home Depot, Inc. (The)	60,149	9,014,531
Lowe’s Cos., Inc.	43,169	3,189,757
		12,204,288

Homebuilding–0.14%
D.R. Horton, Inc.	17,194	621,563
Lennar Corp.–Class A	10,221	529,039

	Shares	Value
Homebuilding–(continued)
PulteGroup Inc.	14,285	$368,839
		1,519,441

Hotel and Resort REIT’s–0.06%
Host Hotels & Resorts Inc.	37,216	674,354

Hotels, Resorts & Cruise Lines–0.49%
Carnival Corp.	21,057	1,463,040
Hilton Worldwide Holdings Inc.	10,307	663,049
Marriott International Inc.–Class A	15,630	1,618,956
Royal Caribbean Cruises Ltd.	8,439	1,050,318
Wyndham Worldwide Corp.	5,274	525,712
		5,321,075

Household Appliances–0.06%
Whirlpool Corp.	3,720	638,426

Household Products–1.74%
Church & Dwight Co., Inc.	12,539	629,082
Clorox Co. (The)	6,479	897,536
Colgate-Palmolive Co.	44,438	3,183,538
Kimberly-Clark Corp.	17,856	2,201,466
Procter & Gamble Co. (The)	128,676	11,872,935
		18,784,557

Housewares & Specialties–0.11%
Newell Brands, Inc.	24,304	1,173,397

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	6,397	289,784

Hypermarkets & Super Centers–0.86%
Costco Wholesale Corp.	22,065	3,458,468
Wal-Mart Stores, Inc.	74,314	5,801,694
		9,260,162

Independent Power Producers & Energy Traders–0.07%
AES Corp. (The)	33,211	366,649
NRG Energy, Inc.	15,901	396,094
		762,743

Industrial Conglomerates–2.16%
3M Co.	30,065	6,142,881
General Electric Co.(d)	438,148	10,756,534
Honeywell International Inc.	38,353	5,303,069
Roper Technologies, Inc.	5,132	1,183,747
		23,386,231

Industrial Gases–0.32%
Air Products and Chemicals, Inc.	10,953	1,592,237
Praxair, Inc.	14,381	1,891,677
		3,483,914

Industrial Machinery–0.82%
Dover Corp.	7,831	664,695
Flowserve Corp.	6,582	258,541
Fortive Corp.	15,169	985,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco S&P 500 Index Fund

	Shares	Value
Industrial Machinery–(continued)
Illinois Tool Works Inc.	15,641	$2,150,794
Ingersoll-Rand PLC	12,879	1,099,738
Parker-Hannifin Corp.	6,699	1,077,802
Pentair PLC (United Kingdom)	8,434	523,329
Snap-on Inc.	2,914	430,019
Stanley Black & Decker Inc.	7,695	1,108,080
Xylem, Inc.	9,040	561,113
		8,859,641

Industrial REIT’s–0.21%
Duke Realty Corp.	17,887	531,601
Prologis, Inc.	26,680	1,690,445
		2,222,046

Insurance Brokers–0.49%
Aon PLC	13,184	1,834,686
Arthur J. Gallagher & Co.	9,028	522,721
Marsh & McLennan Cos., Inc.	25,926	2,024,302
Willis Towers Watson PLC	6,392	949,020
		5,330,729

Integrated Oil & Gas–2.67%
Chevron Corp.	95,317	10,258,016
Exxon Mobil Corp.	213,182	16,272,182
Occidental Petroleum Corp.	38,466	2,296,420
		28,826,618

Integrated Telecommunication Services–2.03%
AT&T Inc.	309,314	11,586,902
CenturyLink Inc.	27,610	544,469
Verizon Communications Inc.	205,238	9,845,267
		21,976,638

Internet & Direct Marketing Retail–2.69%
Amazon.com, Inc.(b)	19,958	19,570,815
Expedia, Inc.	6,115	907,221
Netflix Inc.(b)	21,683	3,788,237
Priceline Group Inc. (The)(b)	2,472	4,578,342
TripAdvisor Inc.(b)	5,555	237,365
		29,081,980

Internet Software & Services–4.77%
Akamai Technologies, Inc.(b)	8,696	410,016
Alphabet Inc.–Class A(b)	14,973	14,302,809
Alphabet Inc.–Class C(b)	15,011	14,100,283
eBay Inc.(b)	50,641	1,829,659
Facebook, Inc.–Class A(b)	118,922	20,451,016
VeriSign, Inc.(b)	4,446	461,273
		51,555,056

Investment Banking & Brokerage–1.01%
Charles Schwab Corp. (The)	61,217	2,442,558
E*TRADE Financial Corp.(b)	13,818	566,676
Goldman Sachs Group, Inc. (The)	18,416	4,120,396
Morgan Stanley	71,659	3,260,485

	Shares	Value
Investment Banking & Brokerage–(continued)
Raymond James Financial, Inc.	6,447	$504,929
		10,895,044

IT Consulting & Other Services–1.32%
Accenture PLC–Class A	31,196	4,079,189
Cognizant Technology Solutions Corp.–Class A	29,632	2,097,057
CSRA Inc.	7,308	230,275
DXC Technology Co.	14,245	1,210,825
Gartner, Inc.(b)	4,548	548,443
International Business Machines Corp.	43,012	6,152,006
		14,317,795

Leisure Products–0.08%
Hasbro, Inc.	5,659	555,997
Mattel, Inc.	17,233	279,519
		835,516

Life & Health Insurance–0.86%
Aflac, Inc.	19,965	1,648,111
Brighthouse Financial, Inc.(b)	4,942	282,019
Lincoln National Corp.	11,282	765,596
MetLife, Inc.	54,358	2,545,585
Principal Financial Group, Inc.	13,484	843,020
Prudential Financial, Inc.	21,582	2,203,091
Torchmark Corp.	5,472	421,180
Unum Group	11,480	553,106
		9,261,708

Life Sciences Tools & Services–0.81%
Agilent Technologies, Inc.	16,214	1,049,370
Illumina, Inc.(b)	7,344	1,501,554
Mettler-Toledo International Inc.(b)	1,298	785,407
PerkinElmer, Inc.	5,555	372,130
Quintiles IMS Holdings, Inc.(b)	6,902	662,799
Thermo Fisher Scientific, Inc.	19,681	3,683,102
Waters Corp.(b)	4,025	738,507
		8,792,869

Managed Health Care–1.84%
Aetna Inc.	16,687	2,631,540
Anthem, Inc.	13,330	2,613,213
Centene Corp.(b)	8,666	769,974
Cigna Corp.	12,879	2,344,751
Humana Inc.	7,259	1,870,063
UnitedHealth Group Inc.	48,482	9,643,070
		19,872,611

Metal & Glass Containers–0.07%
Ball Corp.	17,613	704,344

Motorcycle Manufacturers–0.04%
Harley-Davidson, Inc.	8,805	413,923

Movies & Entertainment–1.29%
Time Warner Inc.	39,017	3,944,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco S&P 500 Index Fund

	Shares	Value
Movies & Entertainment–(continued)
Twenty-First Century Fox, Inc.–Class A	52,943	$1,460,697
Twenty-First Century Fox, Inc.–Class B	24,505	664,085
Viacom Inc.–Class B	17,723	506,878
Walt Disney Co. (The)	73,189	7,406,727
		13,983,006

Multi-Line Insurance–0.42%
American International Group, Inc.	44,247	2,676,058
Assurant, Inc.	2,739	259,356
Hartford Financial Services Group, Inc. (The)	18,481	999,268
Loews Corp.	13,889	646,950
		4,581,632

Multi-Sector Holdings–1.64%
Berkshire Hathaway Inc.–Class B (b)	95,565	17,312,555
Leucadia National Corp.	16,291	385,771
		17,698,326

Multi-Utilities–1.06%
Ameren Corp.	12,206	732,238
CenterPoint Energy, Inc.	21,681	642,191
CMS Energy Corp.	14,109	684,851
Consolidated Edison, Inc.	15,363	1,294,640
Dominion Energy, Inc.	31,644	2,492,598
DTE Energy Co.	9,024	1,013,576
NiSource Inc.	16,272	437,228
Public Service Enterprise Group Inc.	25,450	1,192,078
SCANA Corp.	7,196	434,494
Sempra Energy	12,618	1,488,041
WEC Energy Group, Inc.	15,876	1,035,433
		11,447,368

Office REIT’s–0.24%
Alexandria Real Estate Equities, Inc.	4,596	557,541
Boston Properties, Inc.	7,739	933,323
SL Green Realty Corp.	5,129	494,333
Vornado Realty Trust	8,665	645,456
		2,630,653

Oil & Gas Drilling–0.02%
Helmerich & Payne, Inc.	5,490	232,447

Oil & Gas Equipment & Services–0.75%
Baker Hughes, a GE Co.	21,405	725,629
Halliburton Co.	43,662	1,701,508
National Oilwell Varco Inc.	19,119	586,380
Schlumberger Ltd.	69,905	4,439,667
TechnipFMC PLC (United Kingdom)(b)	23,473	606,308
		8,059,492

Oil & Gas Exploration & Production–1.26%
Anadarko Petroleum Corp.	28,190	1,153,817
Apache Corp.	19,136	743,242
Cabot Oil & Gas Corp.	23,420	598,381

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Chesapeake Energy Corp.(b)	38,375	$139,685
Cimarex Energy Co.	4,784	476,917
Concho Resources Inc.(b)	7,453	827,059
ConocoPhillips	62,239	2,717,355
Devon Energy Corp.	26,447	830,436
EOG Resources, Inc.	29,042	2,468,279
EQT Corp.	8,718	543,480
Hess Corp.	13,594	528,807
Marathon Oil Corp.	42,763	475,524
Newfield Exploration Co.(b)	10,020	261,823
Noble Energy, Inc.	22,900	544,333
Pioneer Natural Resources Co.	8,556	1,109,285
Range Resources Corp.	9,466	164,330
		13,582,753

Oil & Gas Refining & Marketing–0.51%
Andeavor	7,612	762,342
Marathon Petroleum Corp.	26,097	1,368,787
Phillips 66	22,069	1,849,603
Valero Energy Corp.	22,499	1,532,182
		5,512,914

Oil & Gas Storage & Transportation–0.38%
Kinder Morgan, Inc.	96,592	1,867,123
ONEOK, Inc.	19,110	1,034,998
Williams Cos., Inc. (The)	41,570	1,235,876
		4,137,997

Packaged Foods & Meats–1.13%
Campbell Soup Co.	9,646	445,645
Conagra Brands, Inc.	20,336	660,106
General Mills, Inc.(d)	28,985	1,543,741
Hershey Co. (The)	7,042	738,847
Hormel Foods Corp.	13,570	417,142
JM Smucker Co. (The)	5,856	613,475
Kellogg Co.	12,687	830,491
Kraft Heinz Co. (The)	30,016	2,423,792
McCormick & Co., Inc.	5,731	545,190
Mondelez International, Inc.–Class A	76,335	3,103,781
Tyson Foods, Inc.–Class A	14,498	917,723
		12,239,933

Paper Packaging–0.30%
Avery Dennison Corp.	4,454	419,834
International Paper Co.	20,772	1,118,988
Packaging Corp. of America	4,739	532,711
Sealed Air Corp.	9,850	437,143
WestRock Co.	12,632	718,887
		3,227,563

Personal Products–0.15%
Coty, Inc.–Class A	23,696	392,880
Estee Lauder Cos. Inc. (The)–Class A	11,262	1,204,921
		1,597,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–4.87%
Allergan PLC	16,897	$3,877,524
Bristol-Myers Squibb Co.	82,884	5,012,824
Eli Lilly and Co.	48,850	3,971,016
Johnson & Johnson	135,530	17,940,106
Merck & Co., Inc.	137,609	8,787,711
Mylan N.V.(b)	23,189	729,990
Perrigo Co. PLC	7,214	569,617
Pfizer Inc.	300,250	10,184,480
Zoetis Inc.	24,691	1,548,126
		52,621,394

Property & Casualty Insurance–0.85%
Allstate Corp. (The)	18,338	1,659,589
Chubb Ltd.	23,490	3,321,956
Cincinnati Financial Corp.	7,539	579,297
Progressive Corp. (The)	29,225	1,358,378
Travelers Cos., Inc. (The)	14,056	1,703,306
XL Group Ltd. (Bermuda)	13,152	538,706
		9,161,232

Publishing–0.03%
News Corp.–Class A	19,227	257,065
News Corp.–Class B	6,063	83,063
		340,128

Railroads–0.83%
CSX Corp.	46,420	2,330,284
Kansas City Southern	5,386	557,074
Norfolk Southern Corp.	14,578	1,756,940
Union Pacific Corp.	40,622	4,277,497
		8,921,795

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	15,128	545,818

Regional Banks–1.21%
BB&T Corp.	40,820	1,881,394
Citizens Financial Group, Inc.	25,484	844,285
Comerica Inc.	8,900	607,425
Fifth Third Bancorp	37,746	986,303
Huntington Bancshares Inc.	54,693	688,585
KeyCorp	55,145	949,046
M&T Bank Corp.	7,740	1,144,437
People’s United Financial, Inc.	17,323	289,294
PNC Financial Services Group, Inc. (The)	24,344	3,052,981
Regions Financial Corp.	60,476	853,316
SunTrust Banks, Inc.	24,323	1,340,197
Zions Bancorp.	10,193	445,026
		13,082,289

Reinsurance–0.05%
Everest Re Group, Ltd.	2,077	524,401

Research & Consulting Services–0.27%
Equifax Inc.	6,047	861,516

	Shares	Value
Research & Consulting Services–(continued)
IHS Markit Ltd.(b)	15,966	$747,847
Nielsen Holdings PLC	16,896	656,410
Verisk Analytics, Inc.–Class A(b)	7,735	626,922
		2,892,695

Residential REIT’s–0.45%
Apartment Investment & Management Co.–Class A	7,899	358,062
AvalonBay Communities, Inc.	6,931	1,301,156
Equity Residential	18,471	1,240,328
Essex Property Trust, Inc.	3,306	879,297
Mid-America Apartment Communities, Inc.	5,757	612,890
UDR, Inc.	13,451	522,168
		4,913,901

Restaurants–1.18%
Chipotle Mexican Grill, Inc.(b)	1,445	457,646
Darden Restaurants, Inc.	6,254	513,391
McDonald’s Corp.	41,006	6,559,730
Starbucks Corp.	72,855	3,996,825
Yum! Brands, Inc.	16,643	1,278,515
		12,806,107

Retail REIT’s–0.51%
Federal Realty Investment Trust	3,633	461,137
GGP Inc.	29,306	608,099
Kimco Realty Corp.	21,414	420,143
Macerich Co. (The)	5,990	316,092
Realty Income Corp.	13,737	790,702
Regency Centers Corp.	7,357	473,202
Simon Property Group, Inc.	15,705	2,463,329
		5,532,704

Semiconductor Equipment–0.42%
Applied Materials, Inc.	54,065	2,439,413
KLA-Tencor Corp.	7,886	738,839
Lam Research Corp.	8,114	1,346,762
		4,525,014

Semiconductors–3.10%
Advanced Micro Devices, Inc.(b)	38,986	506,818
Analog Devices, Inc.	18,463	1,544,799
Broadcom Ltd.	20,192	5,089,797
Intel Corp.	236,916	8,308,644
Microchip Technology Inc.	11,540	1,001,672
Micron Technology, Inc.(b)	52,319	1,672,638
NVIDIA Corp.	29,934	5,072,017
Qorvo, Inc.(b)	6,393	468,096
QUALCOMM Inc.	74,331	3,885,281
Skyworks Solutions, Inc.	9,282	977,952
Texas Instruments Inc.	50,125	4,151,353
Xilinx, Inc.	12,478	824,297
		33,503,364

Soft Drinks–1.77%
Coca-Cola Co. (The)	193,462	8,812,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco S&P 500 Index Fund

	Shares	Value
Soft Drinks–(continued)
Dr Pepper Snapple Group, Inc.	9,247	$841,939
Monster Beverage Corp.(b)	20,281	1,132,086
PepsiCo, Inc.	71,869	8,317,399
		19,103,618

Specialized Consumer Services–0.03%
H&R Block, Inc.	10,421	278,658

Specialized REIT’s–1.17%
American Tower Corp.–Class A	21,381	3,165,457
Crown Castle International Corp.	18,418	1,997,248
Digital Realty Trust, Inc.	8,037	951,099
Equinix, Inc.	3,918	1,835,230
Extra Space Storage Inc.	6,358	493,572
Iron Mountain Inc.	12,356	487,073
Public Storage	7,520	1,544,157
SBA Communications Corp.–Class A(b)	6,101	936,809
Weyerhaeuser Co.	37,797	1,232,560
		12,643,205

Specialty Chemicals–0.52%
Albemarle Corp.	5,602	651,289
Ecolab Inc.	13,132	1,750,496
International Flavors & Fragrances Inc.	3,925	537,136
PPG Industries, Inc.	12,888	1,344,476
Sherwin-Williams Co. (The)	4,075	1,382,525
		5,665,922

Specialty Stores–0.19%
Signet Jewelers Ltd.	3,419	215,637
Staples, Inc.	32,860	335,665
Tiffany & Co.	5,392	492,829
Tractor Supply Co.	6,467	384,851
Ulta Beauty, Inc.(b)	2,932	648,001
		2,076,983

Steel–0.08%
Nucor Corp.	16,051	884,571

Systems Software–3.61%
CA, Inc.	15,764	523,050
Microsoft Corp.	388,430	29,042,911
Oracle Corp.	151,120	7,605,870
Red Hat, Inc.(b)	8,943	961,372

	Shares	Value
Systems Software–(continued)
Symantec Corp.	30,600	$917,388
		39,050,591

Technology Hardware, Storage & Peripherals–4.51%
Apple Inc.	262,315	43,019,660
Hewlett Packard Enterprise Co.	83,758	1,512,669
HP Inc.	84,690	1,615,885
NetApp, Inc.	13,630	526,936
Seagate Technology PLC	14,941	471,090
Western Digital Corp.	14,651	1,293,244
Xerox Corp.	10,739	346,548
		48,786,032

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	12,667	383,810

Tobacco–1.42%
Altria Group, Inc.	97,183	6,161,402
Philip Morris International Inc.	78,140	9,136,910
		15,298,312

Trading Companies & Distributors–0.14%
Fastenal Co.	14,552	620,934
United Rentals, Inc.(b)	4,218	497,977
W.W. Grainger, Inc.	2,721	442,353
		1,561,264

Trucking–0.04%
J.B. Hunt Transport Services, Inc.	4,315	426,710

Water Utilities–0.07%
American Water Works Co., Inc.	8,964	725,188
Total Common Stocks & Other Equity Interests (Cost $526,864,438)		1,065,207,726

Money Market Funds–1.52%
Government & Agency Portfolio–Institutional Class, 0.93%(e)	9,852,703	9,852,703
Treasury Portfolio–Institutional Class, 0.90%(e)	6,568,468	6,568,468
Total Money Market Funds (Cost $16,421,171)		16,421,171
TOTAL INVESTMENTS IN SECURITIES–100.07% (Cost $543,285,609)		1,081,628,897
OTHER ASSETS LESS LIABILITIES–(0.07)%		(699,192)
NET ASSETS–100.00%		$1,080,929,705

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of August 31, 2017 represented less than 1% of the Fund`s Net Assets. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

Open Futures Contracts — Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500	144	September-2017	$17,784,720	$192,453	$192,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $526,354,070)	$1,064,536,785
Investments in affiliates, at value (Cost $16,931,539)	17,092,112
Other investments:
Variation margin receivable — futures	106,437
Cash	64,815
Receivable for:
Fund shares sold	1,154,369
Dividends	2,371,357
Investment for trustee deferred compensation and retirement plans	73,817
Other assets	62,981
Total assets	1,085,462,673

Liabilities:
Payable for:
Investments purchased	951,488
Fund shares reacquired	2,590,608
Accrued fees to affiliates	780,508
Accrued trustees’ and officers’ fees and benefits	4,962
Accrued other operating expenses	120,850
Trustee deferred compensation and retirement plans	84,552
Total liabilities	4,532,968
Net assets applicable to shares outstanding	$1,080,929,705

Net assets consist of:
Shares of beneficial interest	$569,700,090
Undistributed net investment income	10,779,536
Undistributed net realized gain (loss)	(38,085,662)
Net unrealized appreciation	538,535,741
$1,080,929,705

Net Assets:
Class A	$661,887,109
Class B	$1,487,055
Class C	$274,099,907
Class Y	$143,171,424
Class R6	$284,210

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	24,581,270
Class B	56,643
Class C	10,562,995
Class Y	5,251,218
Class R6	10,418
Class A:
Net asset value per share	$26.93
Maximum offering price per share
(Net asset value of $26.93 ÷ 94.50%)	$28.50
Class B:
Net asset value and offering price per share	$26.25
Class C:
Net asset value and offering price per share	$25.95
Class Y:
Net asset value and offering price per share	$27.26
Class R6:
Net asset value and offering price per share	$27.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends	$20,794,275
Dividends from affiliates	117,185
Total investment income	20,911,460

Expenses:
Advisory fees	1,194,799
Administrative services fees	246,058
Custodian fees	25,819
Distribution fees:
Class A	1,553,283
Class B	23,997
Class C	2,422,501
Transfer agent fees — A, B, C and Y	1,254,593
Transfer agent fees — R6	18
Trustees’ and officers’ fees and benefits	36,194
Registration and filing fees	96,676
Licensing Fees	199,096
Reports to shareholders	149,458
Professional services fees	42,714
Other	24,571
Total expenses	7,269,777
Less: Fees waived and expense offset arrangement(s)	(25,960)
Net expenses	7,243,817
Net investment income	13,667,643

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	12,707,191
Futures contracts	3,192,912
15,900,103
Change in net unrealized appreciation (depreciation) of:
Investment securities	113,896,479
Futures contracts	(380,693)
113,515,786
Net realized and unrealized gain	129,415,889
Net increase in net assets resulting from operations	$143,083,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$13,667,643	$12,446,382
Net realized gain	15,900,103	5,812,107
Change in net unrealized appreciation	113,515,786	74,110,002
Net increase in net assets resulting from operations	143,083,532	92,368,491

Distributions to shareholders from net investment income:
Class A	(7,927,644)	(9,027,890)
Class B	(18,198)	(44,560)
Class C	(1,529,984)	(1,800,621)
Class Y	(1,532,614)	(1,298,508)
Total distributions from net investment income	(11,008,440)	(12,171,579)

Share transactions–net:
Class A	(22,465,651)	11,375,815
Class B	(2,266,326)	(2,051,224)
Class C	19,365,394	38,850,281
Class Y	39,718,000	33,154,392
Class R6	281,123	—
Net increase in net assets resulting from share transactions	34,632,540	81,329,264
Net increase in net assets	166,707,632	161,526,176

Net assets:
Beginning of year	914,222,073	752,695,897
End of year (includes undistributed net investment income of $10,779,536 and $8,119,750, respectively)	$1,080,929,705	$914,222,073

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

19                         Invesco S&P 500 Index Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

20                         Invesco S&P 500 Index Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into

21                         Invesco S&P 500 Index Fund

account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $21,630.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $89,853 in front-end sales commissions from the sale of Class A shares and $34 and $24,258 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stock & Other Equity Interests	$1,065,207,726	$—	$—	$1,065,207,726
Money Market Funds	16,421,171	—	—	16,421,171
	1,081,628,897	—	—	1,081,628,897
Futures Contracts*	192,453	—	—	192,453
Total Investments	$1,081,821,350	$—	$—	$1,081,821,350

*	Unrealized appreciation.

22                         Invesco S&P 500 Index Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$192,453
Derivatives not subject to master netting agreements	(192,453)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$3,192,912
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(380,693)
Total	$2,812,219

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$18,335,583

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended August 31, 2017.

	Value 08/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 08/31/17	Dividend Income
Invesco Ltd.	$618,155	$36,821	$(13,887)	$30,068	$(216)	$670,941	$22,794

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,330.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

23                         Invesco S&P 500 Index Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$11,008,440	$12,171,579

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$10,859,137
Net unrealized appreciation — investments	517,455,302
Temporary book/tax differences	(79,600)
Capital loss carryforward	(17,005,224)
Shares of beneficial interest	569,700,090
Total net assets	$1,080,929,705

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
August 31, 2018	$6,737,498	$—	$6,737,498
August 31, 2019	10,267,726	—	10,267,726
	$17,005,224	$—	$17,005,224

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $82,296,881 and $37,008,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$529,910,105
Aggregate unrealized (depreciation) of investments	(12,454,803)
Net unrealized appreciation of investments	$517,455,302

Cost of investments for tax purposes is $564,366,048.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements, on August 31, 2017, undistributed net investment income was increased by $583 and undistributed net realized gain (loss) was decreased by $583. This reclassification had no effect on the net assets of the Fund.

24                         Invesco S&P 500 Index Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	4,607,891	$115,534,132	5,962,653	$132,452,874
Class B	7,192	177,768	12,492	263,337
Class C	2,769,529	66,994,471	3,654,964	78,160,320
Class Y	2,750,084	69,516,769	3,644,398	80,582,204
Class R6(b)	10,425	281,312	—	—

Issued as reinvestment of dividends:
Class A	292,493	7,163,159	376,356	8,136,826
Class B	649	15,585	1,881	39,916
Class C	56,196	1,332,982	73,432	1,540,596
Class Y	52,280	1,294,456	53,253	1,163,579

Automatic conversion of Class B shares to Class A shares:
Class A	72,923	1,820,835	78,803	1,734,885
Class B	(74,640)	(1,820,835)	(80,520)	(1,734,885)

Reacquired:
Class A	(5,857,129)	(146,983,777)	(5,915,309)	(130,948,770)
Class B	(26,114)	(638,844)	(28,646)	(619,592)
Class C	(2,022,785)	(48,962,059)	(1,933,880)	(40,850,635)
Class Y	(1,222,717)	(31,093,225)	(2,243,336)	(48,591,391)
Class R6	(7)	(189)	—	—
Net increase in share activity	1,416,270	$34,632,540	3,656,541	$81,329,264

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

25                         Invesco S&P 500 Index Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$23.60	$0.38	$3.26	$3.64	$(0.31)	$26.93	15.55%		$661,887	0.58	%(d)	0.58	%(d)	1.52	%(d)	4%
Year ended 08/31/16	21.42	0.36	2.16	2.52	(0.34)	23.60	11.89		600,869	0.59		0.59		1.62		6
Year ended 08/31/15	21.69	0.32	(0.33)	(0.01)	(0.26)	21.42	(0.05)		534,656	0.58		0.58		1.44		4
Year ended 08/31/14	17.67	0.29	4.01	4.30	(0.28)	21.69	24.54	(e)	557,688	0.59	(e)	0.59	(e)	1.45	(e)	5
Year ended 08/31/13	15.26	0.27	2.43	2.70	(0.29)	17.67	18.04		467,234	0.62		0.62		1.64		6
Class B
Year ended 08/31/17	23.03	0.19	3.18	3.37	(0.15)	26.25	14.71		1,487	1.33	(d)	1.33	(d)	0.77	(d)	4
Year ended 08/31/16	20.94	0.19	2.10	2.29	(0.20)	23.03	11.02		3,445	1.34		1.34		0.87		6
Year ended 08/31/15	21.24	0.15	(0.33)	(0.18)	(0.12)	20.94	(0.85)		5,117	1.33		1.33		0.69		4
Year ended 08/31/14	17.32	0.13	3.94	4.07	(0.15)	21.24	23.60		8,150	1.35		1.35		0.69		5
Year ended 08/31/13	14.96	0.14	2.40	2.54	(0.18)	17.32	17.14		11,045	1.37		1.37		0.89		6
Class C
Year ended 08/31/17	22.77	0.19	3.14	3.33	(0.15)	25.95	14.71	(f)	274,100	1.31	(d)(f)	1.31	(d)(f)	0.79	(d)(f)	4
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	22.77	11.05	(f)	222,221	1.32	(f)	1.32	(f)	0.89	(f)	6
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	20.70	(0.81)		164,876	1.33		1.33		0.69		4
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	20.99	23.59		124,452	1.35		1.35		0.69		5
Year ended 08/31/13	14.79	0.14	2.37	2.51	(0.18)	17.12	17.14	(f)	91,761	1.36	(f)	1.36	(f)	0.90	(f)	6
Class Y
Year ended 08/31/17	23.88	0.45	3.29	3.74	(0.36)	27.26	15.83		143,171	0.33	(d)	0.33	(d)	1.77	(d)	4
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	23.88	12.15		87,687	0.34		0.34		1.87		6
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	21.67	0.17		48,047	0.33		0.33		1.69		4
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	21.94	24.83		24,870	0.35		0.35		1.69		5
Year ended 08/31/13	15.43	0.32	2.45	2.77	(0.33)	17.87	18.33		22,546	0.37		0.37		1.89		6
Class R6
Year ended 08/31/17(g)	25.85	0.20	1.23	1.43	—	27.28	5.53		284	0.26	(d)(h)	0.26	(d)(h)	1.84	(d)(h)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $629,087, $2,400, $248,127, $116,015 and $90 for Class A, Class B, Class C, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98%, 0.98% and 0.99% for the years ended August 31, 2017, August 31, 2016 and August 31, 2013, respectively.
(g)	Commencement date of April 4, 2017.
(h)	Annualized.

26                         Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

27                         Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,053.60	$3.00	$1,022.28	$2.96	0.58%
B	1,000.00	1,049.20	6.87	1,018.50	6.77	1.33
C	1,000.00	1,048.90	6.71	1,018.65	6.61	1.30
Y	1,000.00	1,054.60	1.71	1,023.54	1.68	0.33
R6	1,000.00	1,055.30	1.10	1,023.89	1.33	0.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017 (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 150 (as of close of business April 4, 2017 through August 31, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

28                         Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco S&P 500 Index Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper S&P 500 Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense

29                         Invesco S&P 500 Index Fund

group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers operated at a profit from advising the Fund, over all Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things,

control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco S&P 500 Index Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco S&P 500 Index Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco S&P 500 Index Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	9,610,531	959,426	634,597	7,003,328
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	10,014,288	543,895	646,383	7,003,316
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	9,823,014	684,458	697,088	7,003,322

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

32                         Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco S&P 500 Index Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-AR-1	10172017	1050

Annual Report to Shareholders	August 31, 2017

Invesco Short Duration High Yield Municipal Fund Nasdaq: A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Short Duration High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Short Duration High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.08%
Class C Shares	1.32
Class Y Shares	2.24
Class R5 Shares	2.34
Class R6 Shares*	2.21
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	1.92
Custom Invesco Short Duration High Yield Municipal Index⬛ (Style-Specific Index)	1.56
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	1.02
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.
*Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

For the reporting period, high yield municipal bonds and short duration high yield municipal bonds managed to produce positive returns despite the sell-off following the presidential election in November 2016. Positive investor sentiment regarding the future of the economy resulted in a risk on trade that led to a Treasury market sell-off, with municipals following closely behind. During the majority of the fiscal year, the municipal market benefited from a number of favorable technical factors, including a flattening yield curve, strong demand and an overall lower-than-expected supply of municipal securities.

    Beginning in August 2016, issuance rose significantly; indeed, October issuance was the largest in municipal history, totaling $53.4 billion.1 A great deal of this issuance was a result of issuers anticipating potential year-end volatility related the the US presidential election and the December US Federal Reserve (the Fed) meeting. In September, the market posted its first negative monthly performance since June 2015.2 Overall, demand for municipals remained solid in the third quarter of 2016 and flows into the asset class were strong across all sectors of the municipal market. The close of the third quarter marked the 52nd consecutive week of positive flows into municipal bond mutual funds.3

    Following the victory of President Trump, market sentiment shifted to the potential impact that comprehensive tax reform might have on municipal demand, contributing to the Treasury sell-off. As a result, municipals retraced most of 2016’s positive performance. However, in the first two months of 2017, municipals regained much of the ground they lost in the post-election sell-off, and fund flows turned positive once again.

    Over the fiscal year, the Fed raised interest rates by a quarter point three times, initially in December 2016, and then again in March and June of 2017.4 Because the hikes were widely anticipated, the market reaction to these announcements was muted.

    Dominating municipal headlines were the budget impasse in Illinois, Chicago’s unfunded pension liabilities and Puerto Rico’s downward fiscal spiral. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance during the reporting period, and in July, after over two years Illinois passed a budget which was supportive to performance.

    At the close of the reporting period, we believed the municipal bond market remained strong. Defaults and downgrades were muted, but it will take time to decipher the priorities and policies of the new administration, some of which may likely affect the municipal market.

    During the reporting period, an underweight exposure to and security selection in mid-coupon bonds (4.5% to 5.5%) contributed to the Fund’s performance relative to its style-specific benchmark. The Fund benefited from an approximately 50% stake in non-rated holdings. At the sector level, the Fund’s security selection in the health care sector, particularly within life care and hospital bonds, contributed to the Fund’s relative performance. Additionally, the Fund had very little exposure to Puerto Rico which significantly added to the Fund’s relative performance, as Puerto Rico defaulted on its debt over the reporting period. At the state level, holdings in Pennsylvania were contributors to the Fund’s performance relative to its style-specific benchmark. Overweight exposure to and security selection in bonds with coupons between 4.00 and 4.49% detracted from

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	92.3%
General Obligations Bonds	7.6
Pre-refunded Bonds	0.1

Top Five Debt Holdings
	% of total net assets
1.	Salt Lake City (City of);
	Series 2017 A	2.5%
2.	Kalispell (City of) (Immanuel
	Lutheran Corp.); Series 2017	1.8
3.	Gallia (County of) (Holzer Health System Obligated Group); Series 2012	1.6
4.	Public Finance Authority
	(American Dream at
	Meadowlands); Series 2017	1.5
5.	Illinois (State of) Metropolitan
	Pier & Exposition Authority
	(McCormick PL); Series 2002 A	1.4

Total Net Assets	$143.0 million

Total Number of Holdings	188

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2017.

4 Invesco Short Duration High Yield Municipal Fund

relative performance over the reporting period. Security selection in the tobacco settlement sector was also a detractor from relative results.

    During the reporting period, leverage contributed to Fund performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

1  Source: The Bond Buyer

2  Source: Standard & Poor’s

3  Source: Barclays

4  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for Invesco’s Municipal Bond Team, is

manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College – The City University of New York.

Jack Connelly
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2016. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

Tim O’Reilly Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in

2010. Mr. Phillips earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

Robert Stryker
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration High Yield
Municipal Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois, Chicago.

Julius Williams
Portfolio Manager, is manager of Invesco Short Duration High Yield Municipal Fund. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

5 Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/30/15

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

3 Sources: Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	4.12%
1 Year	-0.45

Class C Shares
Inception (9/30/15)	4.70%
1 Year	0.33

Class Y Shares
Inception (9/30/15)	5.76%
1 Year	2.24

Class R5 Shares
Inception (9/30/15)	5.81%
1 Year	2.34

Class R6 Shares
Inception	5.59%
1 Year	2.21

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.79%, 1.54%, 0.54%, 0.54% and 0.54%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.47%, 2.22%, 1.22%, 1.20% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/30/15)	3.51%
1 Year	-1.35

Class C Shares
Inception (9/30/15)	4.22%
1 Year	-0.57

Class Y Shares
Inception (9/30/15)	5.28%
1 Year	1.43

Class R5 Shares
Inception (9/30/15)	5.34%
1 Year	1.53

Class R6 Shares
Inception	5.10%
1 Year	1.26

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

7 Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inverse floating rate obligations risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise ,and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could

8 Invesco Short Duration High Yield Municipal Fund

lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return.

∎	Municipal issuer focus risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco Short Duration High Yield Municipal Index consists of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎	The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of four years.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6 9 Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–103.87%
Alabama–1.21%
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$1,640,880
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB	5.50%	01/01/2028	95	93,866
				1,734,746

Alaska–1.11%
Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	4.63%	06/01/2023	1,545	1,583,470

American Samoa–0.70%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. General RB	6.25%	09/01/2029	1,000	1,008,130

Arizona–2.57%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB(a)	5.00%	07/01/2022	1,500	1,604,685
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB(a)	5.00%	07/01/2026	500	550,555
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB(a)	5.00%	07/01/2035	1,000	1,048,790
Pima (County of) Industrial Development Authority (American Leadership); Series 2015, Ref. Education Facility RB(a)	4.60%	06/15/2025	460	468,538
				3,672,568

California–3.86%
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Ref. Floating Rate Toll Bridge RB (3 mo. USD LIBOR + 0.55%)(a)(b)(c)	1.46%	04/01/2021	1,000	1,003,700
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB(a)(d)	7.00%	12/01/2027	500	491,555
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $545,000)(a)	5.00%	06/01/2022	545	550,461
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB(a)	4.00%	06/01/2021	500	516,870
Series 2016, Ref. RB(a)	4.00%	06/01/2026	500	517,535
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	1,000	1,012,100
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	89,890
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	1,030	1,029,073
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	310	309,284
				5,520,468

Colorado–4.44%
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	4.38%	12/01/2032	790	792,663
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	579,999
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	522,058
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(a)	5.00%	12/01/2025	150	153,459
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	531,395
Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	500	515,905
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	1,175	1,208,464
Solaris Metropolitan District No.3 Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,047,960
Southglenn Metropolitan District; Series 2016, Ref. Special Limited Tax GO Bonds	3.00%	12/01/2021	1,000	996,020
				6,347,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–1.33%
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.);
Series 2016 B-1, TEMPS-80SM Healthcare Facilities RB(a)	3.25%	09/01/2021	$700	$697,403
Series 2016 B-2, TEMPS-50SM Healthcare Facilities RB(a)	2.88%	09/01/2020	700	697,508
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	480	507,811
				1,902,722

District of Columbia–1.45%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	1,000	1,019,660
Series 2017 A, RB	5.00%	07/01/2032	1,000	1,051,500
				2,071,160

Florida–1.91%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	150	150,479
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB(a)	3.75%	07/01/2019	495	497,653
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB	5.50%	06/15/2022	1,240	1,344,420
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	333,349
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB(a)	10.00%	12/28/2021	400	400,656
				2,726,557

Georgia–1.15%
Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(a)	5.00%	06/15/2027	500	525,650
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB(a)	5.00%	11/01/2023	1,000	1,115,970
				1,641,620

Illinois–11.72%
Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,250	1,226,563
Chicago (City of) Board of Education;
Series 2012 A, Unlimited Tax GO Bonds	5.00%	12/01/2042	400	390,828
Series 2013 A-2, Ref. Unlimited Tax GO Bonds	9.00%	03/01/2035	300	303,222
Series 2013 A-2, Ref. Unlimited Tax GO Bonds	9.00%	03/01/2035	300	303,222
Chicago (City of);
Series 2008 A, Unlimited Tax GO Bonds(e)	5.00%	01/01/2019	150	151,173
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	216,516
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	103,055
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	112,732
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.63%	01/01/2029	1,000	1,150,710
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,697,700
Illinois (State of) Finance Authority (Intrinsic Schools — Belmont School); Series 2015, Charter School RB(a)	5.25%	12/01/2025	400	408,560
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	400	426,340
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,193,585
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	685	672,252
Series 2016 B, RB	5.63%	05/15/2020	212	211,047
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	840	880,513
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	2.75%	05/15/2019	395	397,489
Series 2015, Ref. RB	5.00%	05/15/2025	250	275,750
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	780	795,163
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick PL); Series 2002 A, Dedicated State CAB Tax RB (INS–NATL)(f)(g)	0.00%	12/15/2029	3,250	2,059,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2019	$700	$734,363
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2021	1,000	1,076,810
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2021	860	929,419
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2023	500	550,400
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	487	489,834
				16,756,739

Indiana–1.42%
Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB(a)	6.63%	01/15/2034	500	529,830
Indiana Bond Bank; Series 2007 B-1, Floating Rate Special Program Gas RB (3 mo. USD LIBOR + 0.97%)(b)	1.84%	10/15/2022	1,500	1,504,965
				2,034,795

Iowa–1.44%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	1,540	1,573,695
Series 2013, Midwestern Disaster Area RB(a)	5.88%	12/01/2026	460	481,413
				2,055,108

Kansas–1.20%
Olathe (City of) (West Village Center); Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/2017	90	90,000
Wichita (City of) (Kansas Masonic Home);
Series 2016 II-A, Health Care Facilities RB	4.25%	12/01/2024	500	512,015
Series 2016 II-A, Health Care Facilities RB	5.00%	12/01/2031	550	578,660
Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	500	530,025
				1,710,700

Kentucky–4.02%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	1,000	1,122,920
Kentucky (State of) Asset/Liability Commission (General Fund Floating Rate Notes); Series 2007 B, Ref. Floating Rate RB (3 mo. USD LIBOR + 0.55%) (INS–NATL)(b)(g)	1.43%	11/01/2025	735	713,060
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	1,000	1,073,270
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, Sr. RB	5.00%	07/01/2032	1,000	1,118,380
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	1,040	1,098,469
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	627,690
				5,753,789

Louisiana–0.14%
East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2010 A, VRD RB(h)	0.72%	08/01/2035	200	200,000

Maine–0.62%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	855	884,566

Maryland–1.19%
Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	437,367
Howard (County of) (Vantage House Facility);
Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	325	338,241
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	488	510,428
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(a)	5.00%	07/01/2027	400	423,884
				1,709,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–0.41%
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.00%	01/01/2024	$250	$250,378
Massachusetts (State of) Port Authority (Delta Airlines Inc.);
Series 2001 A, Facilities RB(INS–AMBAC)(d)(g)	5.20%	01/01/2020	195	195,745
Series 2001 A, Facilities RB(INS–AMBAC)(d)(g)	5.50%	01/01/2019	135	135,360
				581,483

Michigan–3.41%
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	1,400	1,390,130
Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,599,487
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. Limited Obligation RB(a)	5.00%	07/01/2026	1,835	1,889,041
				4,878,658

Minnesota–3.54%
Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	225	226,309
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	500	571,175
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	507,337
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	304,368
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,059,440
St. Paul Park (City of) (Presbyterian Homes Bloomington);
Series 2017, Ref. Sr. Housing & Health Care RB	3.80%	09/01/2029	350	348,166
Series 2017, Ref. Sr. Housing & Health Care RB	3.90%	09/01/2030	565	564,480
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2031	585	586,761
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2032	400	399,816
Series 2017, Ref. Sr. Housing & Health Care RB	4.10%	09/01/2033	500	499,875
				5,067,727

Missouri–2.17%
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB(a)	5.00%	04/01/2036	1,000	967,290
Kansas City (City of) Industrial Development Authority; Series 2016 A, Ref. Sales Tax RB(a)	4.25%	04/01/2026	500	481,160
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,649,355
				3,097,805

Montana–1.76%
Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	3.40%	11/15/2022	2,500	2,514,975

Multiple States–1.33%
Non-Profit Preferred Funding Trust I;
Series 2006 A-2A, RB(a)	4.38%	09/15/2037	3,300	225,993
Series 2007 A-2-G, RB(a)	4.29%	09/15/2037	11,050	756,736
Series 2007 A-2-T, RB (Acquired 02/08/2016; Cost $3,015,064)(a)	4.37%	09/15/2037	13,470	922,464
				1,905,193

Nevada–0.62%
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB(a)	5.00%	07/15/2027	335	363,127
Series 2017 A, RB(a)	5.00%	07/15/2037	500	518,625
				881,752

New Jersey–7.46%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(d)	5.25%	09/15/2029	800	872,104
Series 2012, Special Facility RB(d)	5.75%	09/15/2027	200	220,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 C, RB	5.00%	07/01/2022	$470	$470,169
Series 2012 C, RB	5.00%	07/01/2032	870	802,131
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 1.60%)(b)	2.39%	03/01/2028	1,000	936,690
New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2019	400	420,860
Series 2012, Ref. RB	5.00%	06/15/2025	600	655,554
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,689,405
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, CAB Transportation System RB(INS–AGM)(f)(g)	0.00%	12/15/2034	500	249,985
Series 2013 AA, Transportation Program RB	5.25%	06/15/2031	1,150	1,253,316
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2031	750	767,325
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2029	750	750,045
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	600	600,690
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	1,000	980,460
				10,669,452

New York–1.55%
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB(a)(d)	3.75%	01/01/2020	345	352,987
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	335	334,882
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	994,930
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(d)	5.00%	08/01/2026	500	537,830
				2,220,629

North Dakota–0.72%
Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	1,024,880

Ohio–5.59%
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	2,000	1,894,280
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	1,000	975,250
Butler (County of) Port Authority (Storypoint Fairfield); Sr. Series 2017 A-1, RB(a)	6.25%	01/15/2034	500	519,715
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(d)	5.38%	09/15/2027	200	200,572
Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,000	1,108,810
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	1,975	2,275,239
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	394,441
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(d)	5.00%	12/31/2025	340	400,119
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016 A-1, RB(a)	6.13%	01/15/2034	225	230,049
				7,998,475

Oklahoma–2.94%
Comanche (County of) Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	475	509,043
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,098,400
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB	5.25%	01/01/2022	375	387,878
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB	4.75%	11/01/2023	1,860	1,837,792
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(c)(d)	5.00%	06/01/2025	340	368,621
				4,201,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–1.54%
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(c)	4.38%	07/01/2022	$1,150	$1,132,428
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2032	1,000	1,074,690
				2,207,118

Puerto Rico–1.07%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 SS, Ref. RB (INS–NATL)(g)	5.00%	07/01/2024	1,500	1,527,390

Rhode Island–0.40%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	576,835

Tennessee–1.15%
Bristol (City of) Industrial Development Board (Pinnacle);
Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	760	776,614
Series 2016 B, CAB Sales Tax RB(a)(f)	0.00%	12/01/2020	750	661,207
Series 2016 B, CAB Sales Tax RB(a)(f)	0.00%	12/01/2021	250	211,065
				1,648,886

Texas–8.55%
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2036	700	706,678
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	484,672
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(h)	0.87%	11/01/2041	1,250	1,250,000
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(d)	4.75%	07/01/2024	200	217,744
Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB(a)(d)	5.75%	10/01/2031	1,000	1,046,570
Series 2016 B, Sr. Lien RB(a)(d)	5.75%	10/01/2031	1,000	1,046,570
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facilities RB	4.00%	01/01/2018	435	436,727
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	500	512,530
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, Education RB(a)	3.63%	08/15/2022	400	403,300
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	500	498,740
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	500	498,490
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB(a)(c)(d)	7.25%	02/13/2020	1,500	1,556,385
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	225,200
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	250	248,718
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living—Ventana);
Series 2017, TEMPS-50SM Retirement Facility RB	3.88%	11/15/2022	750	764,190
Series 2017, TEMPS-65SM Retirement Facility RB	4.50%	11/15/2023	750	766,552
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,049,610
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	520,155
				12,232,831

Utah–2.46%
Salt Lake City (City of); Series 2017 A, Airport RB(d)(i)	5.00%	07/01/2036	3,000	3,515,910

Washington–3.69%
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2017, Ref. Hospital Improvement RB	4.00%	12/01/2027	1,500	1,504,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB(a)	5.00%	07/01/2031	$1,000	$1,059,230
Series 2016 A, Ref. RB(a)	5.00%	07/01/2036	710	737,697
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 B-2, TEMPS-65SM RB(a)	4.88%	01/01/2022	500	499,870
Series 2015 B-3, TEMPS-45SM RB(a)	4.38%	01/01/2021	1,000	990,630
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. Non-Profit RB(a)	3.20%	07/01/2021	500	486,775
				5,279,137

West Virginia–1.24%
Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	795	784,363
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(a)(d)	6.75%	02/01/2026	1,000	983,660
				1,768,023

Wisconsin–9.39%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB(a)	6.25%	08/01/2027	2,000	2,112,580
Series 2017, Limited Obligation Grant RB(a)	6.75%	08/01/2031	500	529,000
Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth);
Series 2016 A, RB(a)	5.00%	06/01/2025	650	695,299
Series 2016 A, RB(a)	5.00%	06/01/2026	1,005	1,065,069
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB(a)	5.75%	11/01/2024	1,500	1,523,610
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	65	70,275
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, TEMPS-85SM Ref. Senior Living RB(a)	3.95%	11/15/2024	1,250	1,263,112
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB(a)(d)	6.00%	06/01/2022	1,580	1,570,504
Wisconsin (State of) Public Finance Authority (North Carolina Charter Educational Foundation); Series 2016 A, Education RB(a)	4.10%	06/15/2026	1,265	1,258,473
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(a)	4.00%	12/01/2021	1,320	1,315,855
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	3.50%	08/01/2022	1,500	1,502,700
Series 2017, Ref. RB	5.00%	08/01/2027	500	526,470
				13,432,947

Wyoming–1.40%
Sublette (County of) (ExxonMobil); Series 2014, Ref. VRD PCR(h)	0.72%	10/01/2044	2,000	2,000,000
TOTAL INVESTMENTS IN SECURITIES(j)–103.87% (Cost $145,777,745)				148,546,821
FLOATING RATE NOTE OBLIGATIONS–(1.40)%
Note with an interest and fee rate of 1.43% at 08/31/2017 and contractual maturity of collateral of 07/01/2036 (See Note 1J)(k)				(2,000,000)
OTHER ASSETS LESS LIABILITIES–(2.47)%				(3,529,908)
NET ASSETS–100.00%				$143,016,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:

AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Municipal Bond Assurance Corp.
CAB	— Capital Appreciation Bonds
Conv.	— Convertible
GO	— General Obligation
IDR	— Industrial Development Revenue Bonds
INS	— Insurer
LIBOR	— London Interbank Offered Rate
NATL	— National Public Finance Guarantee Corp.

PCR	— Pollution Control Revenue Bonds
RB	— Revenue Bonds
Ref.	— Refunding
RN	— Revenue Notes
SIFMA	— Securities Industry and Financial Markets Association
Sr.	— Senior
TEMPS	— Tax-Exempt Mandatory Paydown Securities
VRD	— Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $40,928,323, which represented 28.62% of the Fund’s Net Assets.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2017.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Security subject to the alternative minimum tax.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Zero coupon bond issued at a discount.
(g)	Principal and/or interest payments are secured by the bond insurance company listed.
(h)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2017.
(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(j)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(k)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2017. At August 31, 2017, the Fund’s investments with a value of $3,515,910 are held by TOB Trusts and serve as collateral for the $2,000,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	20	December-2017	$(5,714,297)	$(12,060)	$(12,060)
U.S. Treasury 10 Year Notes	45	December-2017	(2,370,000)	421	421
Total Futures Contracts — Interest Rate Risk				$(11,639)	$(11,639)

(a)	Futures contracts collateralized by $52,575 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $145,777,745)	$148,546,821
Other investments:
Variation margin receivable — futures	23,128
Cash	104,386
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	52,575
Receivable for:
Fund shares sold	2,443,279
Interest	1,643,886
Fund expenses absorbed	8,318
Investments matured, at value (Cost $100,000)	57,990
Investment for trustee deferred compensation and retirement plans	2,250
Other assets	67,881
Total assets	152,950,514

Liabilities:
Floating rate note obligations	2,000,000
Payable for:
Investments purchased	7,583,405
Dividends	86,044
Fund shares reacquired	76,049
Accrued fees to affiliates	71,630
Accrued trustees’ and officers’ fees and benefits	3,278
Accrued other operating expenses	110,946
Trustee deferred compensation and retirement plans	2,249
Total liabilities	9,933,601
Net assets applicable to shares outstanding	$143,016,913

Net assets consist of:
Shares of beneficial interest	$140,843,364
Undistributed net investment income	593,782
Undistributed net realized gain (loss)	(1,135,660)
Net unrealized appreciation	2,715,427
$143,016,913

Net Assets:
Class A	$73,383,743
Class C	$35,114,180
Class Y	$34,480,340
Class R5	$28,415
Class R6	$10,235

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,010,952
Class C	3,360,851
Class Y	3,291,597
Class R5	2,711
Class R6	977
Class A:
Net asset value per share	$10.47
Maximum offering price per share
(Net asset value of $10.47 ÷ 97.50%)	$10.74
Class C:
Net asset value and offering price per share	$10.45
Class Y:
Net asset value and offering price per share	$10.48
Class R5:
Net asset value and offering price per share	$10.48
Class R6:
Net asset value and offering price per share	$10.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Interest	$4,391,630

Expenses:
Advisory fees	491,131
Administrative services fees	50,000
Custodian fees	4,750
Distribution fees:
Class A	133,906
Class C	267,553
Interest, facilities and maintenance fees	17,458
Transfer agent fees — A, C and Y	89,411
Transfer agent fees — R5	32
Transfer agent fees — R6	4
Trustees’ and officers’ fees and benefits	22,331
Registration and filing fees	91,358
Reports to shareholders	36,124
Professional services fees	57,640
Taxes	14,449
Other	22,214
Total expenses	1,298,361
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(334,715)
Net expenses	963,646
Net investment income	3,427,984

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,165,621)
Futures contracts	62,558
(1,103,063)
Change in net unrealized appreciation (depreciation) of:
Investment securities	712,090
Futures contracts	(9,362)
702,728
Net realized and unrealized gain (loss)	(400,335)
Net increase in net assets resulting from operations	$3,027,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the year ended August 31, 2017 and the period September 30, 2015 (commencement date) through August 31, 2016

	2017	September 30, 2015 (commencement date) through August 31, 2016
Operations:
Net investment income	$3,427,984	$1,300,229
Net realized gain (loss)	(1,103,063)	(35,879)
Change in net unrealized appreciation	702,728	2,012,699
Net increase in net assets resulting from operations	3,027,649	3,277,049

Distributions to shareholders from net investment income:
Class A	(1,754,327)	(580,606)
Class C	(675,396)	(166,494)
Class Y	(624,884)	(284,922)
Class R5	(1,139)	(11,795)
Class R6	(150)	—
Total distributions from net investment income	(3,055,896)	(1,043,817)

Share transactions–net:
Class A	31,759,587	40,363,621
Class C	14,709,195	20,222,207
Class Y	20,392,698	13,345,977
Class R5	(33,857)	42,500
Class R6	10,000	—
Net increase in net assets resulting from share transactions	66,837,623	73,974,305
Net increase in net assets	66,809,376	76,207,537

Net assets:
Beginning of year	76,207,537	—
End of year (includes undistributed net investment income of $593,782 and $213,034, respectively)	$143,016,913	$76,207,537

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

20                         Invesco Short Duration High Yield Municipal Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

21                         Invesco Short Duration High Yield Municipal Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s Floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying

22                         Invesco Short Duration High Yield Municipal Fund

security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.50%
Next $300 million	0.46%
Over $600 million	0.42%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.79%, 1.54%, 0.54%, 0.54% and 0.54%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

For the year ended August 31, 2017, the Adviser waived advisory fees of $245,267 and reimbursed class level expenses of $48,696, $24,324, $16,248, $32 and $4 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

23                         Invesco Short Duration High Yield Municipal Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $59,894 in front-end sales commissions from the sale of Class A shares and $27,557 and $920 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$148,546,821	$—	$148,546,821
Investments Matured		57,990	—	57,990
	—	148,604,811	—	148,604,811
Futures Contracts*	(11,639)	—	—	(11,639)
Total Investments	$(11,639)	$148,604,811	$—	$148,593,172

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

24                         Invesco Short Duration High Yield Municipal Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$421
Derivatives not subject to master netting agreements	(421)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(12,060)
Derivatives not subject to master netting agreements	12,060
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$62,558
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(9,362)
Total	$53,196

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$4,386,144

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $144.

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged in securities purchases of $36,305,089 and securities sales of $37,033,030, which did not result in any net realized gains (losses).

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

25                         Invesco Short Duration High Yield Municipal Fund

NOTE 8—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2017 were $1,166,667 and 1.50%, respectively.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2017 and the period September 30, 2015 (commencement date) through August 31, 2016:

	2017	September 30, 2015 (commencement date) through August 31, 2016
Ordinary income	$—	$35,381
Ordinary income — tax-exempt	3,055,896	1,008,436
Total distributions	$3,055,896	$1,043,817

Tax Components of Net Assets at Period-End:

2017
Undistributed tax-exempt income	$340,621
Net unrealized appreciation — investments	2,967,102
Temporary book/tax differences	(2,045)
Capital loss carryforward	(1,132,129)
Shares of beneficial interest	140,843,364
Total net assets	$143,016,913

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,132,129	$—	$1,132,129

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $111,760,438 and $41,298,301, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,437,098
Aggregate unrealized (depreciation) of investments	(4,469,996)
Net unrealized appreciation of investments	$2,967,102

Cost of investments for tax purposes is $145,626,070.

26                         Invesco Short Duration High Yield Municipal Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income and federal income taxes paid, on August 31, 2017, undistributed net investment income was increased by $8,660, undistributed net realized gain (loss) was increased by $3,282 and shares of beneficial interest was decreased by $11,942. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Year ended August 31, 2017(a)		September 30, 2015 (commencement date) through August 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	6,098,649	$62,554,873	4,567,824	$47,139,410
Class C	2,704,207	27,954,467	2,167,850	22,488,153
Class Y	3,735,940	38,526,666	1,531,074	15,636,823
Class R5	—	—	60,085	614,398
Class R6(b)	977	10,000	—	—

Issued as reinvestment of dividends:
Class A	140,267	1,445,350	32,976	345,424
Class C	59,535	611,914	14,597	152,748
Class Y	33,353	345,084	6,025	63,413
Class R5	16	149	968	10,069

Reacquired:
Class A	(3,148,153)	(32,240,636)	(680,611)	(7,121,213)
Class C	(1,353,267)	(13,857,186)	(232,071)	(2,418,694)
Class Y	(1,791,993)	(18,479,052)	(222,802)	(2,354,259)
Class R5	(3,246)	(34,006)	(55,112)	(581,967)
Net increase in share activity	6,476,285	$66,837,623	7,190,803	$73,974,305

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

27                         Invesco Short Duration High Yield Municipal Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$10.60	$0.37	$(0.16)	$0.21	$(0.34)	$10.47	2.08%	$73,384	0.82	%(d)	1.16	%(d)	0.80	%(d)	3.65	%(d)	42%
Year ended 08/31/16(e)	10.00	0.35	0.50	0.85	(0.25)	10.60	8.61	41,561	0.79	(f)	1.47	(f)	—		3.64	(f)	69
Class C
Year ended 08/31/17	10.58	0.30	(0.17)	0.13	(0.26)	10.45	1.32	35,114	1.57	(d)	1.91	(d)	1.55	(d)	2.90	(d)	42
Year ended 08/31/16(e)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54	(f)	2.22	(f)	—		2.89	(f)	69
Class Y
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	34,480	0.57	(d)	0.91	(d)	0.55	(d)	3.90	(d)	42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54	(f)	1.22	(f)	—		3.89	(f)	69
Class R5
Year ended 08/31/17	10.61	0.40	(0.16)	0.24	(0.37)	10.48	2.34	28	0.57	(d)	0.92	(d)	0.55	(d)	3.90	(d)	42
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54	(f)	1.20	(f)	—		3.89	(f)	69
Class R6
Year ended 08/31/17(e)	10.24	0.17	0.22	0.39	(0.15)	10.48	3.87	10	0.56	(d)(f)	0.88	(d)(f)	0.54	(d)(f)	3.91	(d)(f)	42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $53,562, $26,755, $17,872, $32 and $10 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 30, 2015 for Class A, Class C, Class Y and Class R5 shares and April 4, 2017 for Class R6 shares, respectively.
(f)	Annualized.

28                         Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Short Duration High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Short Duration High Yield Municipal Fund (one of the portfolios constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period September 30, 2015 (commencement of investment operations) through August 31, 2016 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, and when replies were not received from brokers, we performed other auditing procedures, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

29                         Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,045.60	$4.23	$1,021.07	$4.18	0.82%
C	1,000.00	1,040.80	8.08	1,017.29	7.98	1.57
Y	1,000.00	1,045.90	2.94	1,022.33	2.91	0.57
R5	1,000.00	1,045.90	2.94	1,022.33	2.91	0.57
R6	1,000.00	1,038.70	2.35	1,022.38	2.85	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017 (as of close of business April 4, 2017 through August 31, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 150 (as of close of business April 4, 2017 through August 31, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

30                         Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Short Duration High Yield Municipal Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that although the Fund had one calendar year of performance as of December 31, 2016, as of its current Prospectus dated December 16, 2016, it still had less than one year of performance. Therefore, materials prepared by Broadridge were not available.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

Board compared the Fund’s expense ratio after fee waivers and expense limitations to the industry median expense ratio for funds in the Lipper High Yield Municipal Debt Funds classification as provided by Invesco Advisers. The Board noted that the fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the Lipper classification.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee

31                         Invesco Short Duration High Yield Municipal Fund

rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one closed-end fund and of one open-end fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers made a profit from advising the Fund, the Fund, on the whole, had not yet become profitable. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco Short Duration High Yield Municipal Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Short Duration High Yield Municipal Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	3,117,014	155,295	109,431	649,552
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	3,149,983	124,852	106,905	649,552

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

34                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Short Duration High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Duration High Yield Municipal Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-AR-1	10162017	1000

Annual Report to Shareholders	August 31, 2017
Invesco Small Cap Discovery Fund
Nasdaq: A: VASCX ◾ B: VBSCX ◾ C: VCSCX ◾ Y: VISCX ◾ R5: VESCX ◾ R6: VFSCX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Small Cap Discovery Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Discovery Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Small Cap Discovery Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.87%
Class B Shares	16.87
Class C Shares	16.16
Class Y Shares	17.25
Class R5 Shares	17.30
Class R6 Shares	17.49
S&P 500 Index▼ (Broad Market Index)	16.23
Russell 2000 Growth Index▼ (Style-Specific Index)	16.39
Lipper Small-Cap Growth Funds Index∎ (Peer Group Index)	14.49

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with major US stock market indexes posting gains, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth. However, that was called into question in the first quarter of 2017, when headlines out of Washing-ton, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated. Signs of an improving economy prompted the US Federal Reserve (Fed) to raise interest rates three times during the reporting period: in December 2016 and in March and June 2017. In the first quarter of 2017, the US economy grew at an anemic rate, with gross domestic product rising at an annualized rate of just 1.2%.1 However, the economy picked up steam during the second quarter. Unemployment continued its years-long decline, hitting a 16-year low of 4.3% in the summer of 2017.2 US equities were strong throughout the reporting period, and major US equity market indexes hit new record highs during the summer.

While US stock market indexes rose for the reporting period, individual market sectors performed very differently from one another. Information technology (IT), financials and industrials were the strongest-performing sectors, while energy, telecommunication services and real estate were the weakest-performing sectors.

Within this environment, the Fund produced a double-digit return and outperformed its style-specific benchmark. Relative outperformance was led by positive stock selection in the IT, financials, materials and consumer discretionary sectors. On the negative side, the Fund underperformed in the health care, energy and industrials sectors.

    The Fund outperformed its style-specific benchmark by the widest margin in the IT sector due to positive stock selection. Take-Two Interactive Software, an entertainment software developer, was the leading contributor to performance. The company benefited from strong financial results, primarily due to continued strong sales performance from Grand Theft Auto (GTA), a key holding in Take-Two’s portfolio. The GTA franchise continues to post healthy financial results with digital trends in both downloadable content and GTA online exceeding results. Real estate information and analytics provider CoStar Group contributed to performance as well. The company benefited not only from stronger-than-expected sales at both the Apartments. com and Loopnet product lines, but also better-than-expected margin trends.

Positive stock selection in the financials sector also contributed to the Fund’s performance relative to its style-specific benchmark. E*TRADE Financial was the leading contributor in the sector during the reporting period. E*TRADE was helped by better-than-expected first quarter 2017 results as the company showed acceleration in both asset gathering and client engagement trends. East West Bancorp also contributed to performance during the reporting period. We sold the holding in the second quarter of 2017 because the stock hit our price target and we saw better risk-reward elsewhere within the financials sector.

In contrast, the health care sector detracted from the Fund’s performance relative to its style-specific benchmark. Within the sector, stock performance varied widely, and the contribution to sector returns was concentrated in a relatively small number of securities. Not owning some of these stronger-performing stocks within the style-specific index led to lower relative performance. In

Portfolio Composition
By sector	% of total net assets

Information Technology	29.7%
Health Care	21.8
Industrials	14.1
Consumer Discretionary	10.8
Financials	9.4
Materials	6.5
Consumer Staples	2.4
Energy	2.1
Real Estate	0.7
Money Market Funds
Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*
% of total net assets

1. InterXion Holding N.V.	1.9%
2. INC Research Holdings, Inc. – Class A .	1.9
3. Take-Two Interactive Software, Inc.	1.8
4. E*TRADE Financial Corp.	1.8
5. MarketAxess Holdings, Inc.	1.8
6. Guidewire Software Inc.	1.7
7. CoStar Group Inc.	1.6
8. CBOE Holdings Inc.	1.6
9. Euronet Worldwide, Inc.	1.6
10. Wright Medical Group N.V.	1.5

Total Net Assets	$587.5 million

Total Number of Holdings*	102

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco Small Cap Discovery Fund

..particular, Exact Sciences and Kite Pharmaceuticals performed strongly within the style-specific index, and not owning these holdings notably detracted from the Fund’s relative performance. On an absolute basis, Fund holdings within the health care sector produced strong double-digit returns and contributed to Fund performance during the reporting period.

Overweight exposure to the energy sector was also a detractor from the Fund’s performance relative to its style-specific benchmark. The energy sector was the worst-performing sector in the style-specific index as crude prices declined on concerns over increasing US energy supplies and fears that the OPEC cuts enacted in November 2016 would not be continued after June. Fund holdings were not immune to the decline in the sector; specifically Callon Petroleum and Gulfport Energy were notable detractors.

At the close of the reporting period, we anticipated a continuation of recent economic trends. Near-term economic growth could continue, albeit at relatively low rates. With US consumer and business confidence being strong, corporate profits remain healthy, and unemployment rates have fallen to multiyear lows. We expect that the Fed will continue to gradually and prudently raise short-term rates. Given this scenario, we are seeking opportunities in companies that are taking share within their respective industries, and we continue to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities. Stocks remain volatile, and we caution investors against making investment decisions based on short-term performance.

We thank you for your commitment to Invesco Small Cap Discovery Fund.

1	Bureau of Economic Analysis
2	Bureau of Labor Statistics, Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Hart

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Hart earned a BBA from Southern Methodist University.

Justin Speer

Portfolio Manager, is manager of Invesco Small Cap Discovery Fund. He joined Invesco in 2010. Mr. Speer earned a BS with an emphasis in finance and accounting from Texas Christian University.

5                         Invesco Small Cap Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Small Cap Discovery Fund

Average Annual Total Returns

As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	4.53%
10 Years	6.03
5 Years	10.37
1 Year	10.40

Class B Shares
Inception (11/27/00)	4.52%
10 Years	6.49
5 Years	11.39
1 Year	11.87

Class C Shares
Inception (11/27/00)	4.12%
10 Years	5.86
5 Years	10.82
1 Year	15.16

Class Y Shares
Inception (2/2/06)	7.43%
10 Years	6.91
5 Years	11.93
1 Year	17.25

Class R5 Shares
10 Years	6.86%
5 Years	12.10
1 Year	17.30

Class R6 Shares
10 Years	6.88%
5 Years	12.15
1 Year	17.49

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Growth Fund (renamed Invesco Small Cap Discovery Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Discovery Fund. Share class returns will differ from the predecessor fund because of different expenses

Class R5 shares incepted on Septem-ber 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on Septem-ber 24, 2012. Performance shown prior to that date is that of the Fund’s and

Average Annual Total Returns

As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/27/00)	4.57%
10 Years	6.05
5 Years	11.48
1 Year	16.62

Class B Shares
Inception (11/27/00)	4.56%
10 Years	6.50
5 Years	12.53
1 Year	18.45

Class C Shares
Inception (11/27/00)	4.16%
10 Years	5.88
5 Years	11.93
1 Year	21.63

Class Y Shares
Inception (2/2/06)	7.53%
10 Years	6.94
5 Years	13.05
1 Year	23.68

Class R5 Shares
10 Years	6.87%
5 Years	13.21
1 Year	23.94

Class R6 Shares
10 Years	6.89%
5 Years	13.24
1 Year	24.02

the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.37%, 1.37%, 2.09%, 1.12%,

0.92% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.38%, 1.38%, 2.10%, 1.13%, 0.93% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reim- bursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7 Invesco Small Cap Discovery Fund

Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the
Fund’s holdings. Shares of real estate related companies, which tend to be small-and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small-and mid-capitalization companies risks. Small-and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Small Cap Discovery Fund

Schedule of Investments(a)

August 31, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.54%
Airlines–0.50%
Spirit Airlines Inc.(b)	85,380	$2,907,189

Apparel Retail–0.75%
Burlington Stores, Inc.(b)	50,485	4,398,758

Application Software–9.94%
BroadSoft, Inc.(b)	167,914	8,320,139
Cadence Design Systems, Inc.(b)	98,183	3,857,610
Fair Isaac Corp.	23,586	3,319,965
Globant S.A.(b)(c)	169,822	6,604,378
Guidewire Software Inc.(b)	131,959	9,990,616
HubSpot, Inc.(b)	101,244	7,426,248
SS&C Technologies Holdings, Inc.	197,309	7,637,831
Tyler Technologies, Inc.(b)	40,730	7,038,144
Ultimate Software Group, Inc. (The)(b)	20,939	4,206,645
		58,401,576

Biotechnology–5.89%
Eagle Pharmaceuticals, Inc.(b)	82,172	4,483,304
Neurocrine Biosciences, Inc.(b)	144,916	8,202,246
Repligen Corp.(b)	126,715	5,533,644
Retrophin, Inc.(b)	222,811	5,436,588
Sage Therapeutics, Inc.(b)	58,243	4,790,487
TESARO, Inc.(b)	47,577	6,144,094
		34,590,363

Building Products–3.50%
A.O. Smith Corp.	58,455	3,255,359
Allegion PLC	36,650	2,884,722
American Woodmark Corp.(b)	53,883	4,461,512
Masonite International Corp.(b)	72,765	4,606,024
Owens Corning	71,930	5,332,171
		20,539,788

Commodity Chemicals–1.14%
Methanex Corp. (Canada)	131,604	6,724,964

Communications Equipment–1.81%
ARRIS International PLC(b)	159,246	4,436,593
Ciena Corp.(b)	286,172	6,184,177
		10,620,770

Construction & Engineering–0.98%
Dycom Industries, Inc.(b)(c)	71,563	5,773,703

Construction Materials–1.49%
Summit Materials, Inc.–Class A(b)	297,255	8,780,913

Data Processing & Outsourced Services–3.86%
DST Systems, Inc.	73,475	3,771,472
Euronet Worldwide, Inc.(b)	93,753	9,213,107
ExlService Holdings, Inc.(b)	53,871	3,031,860

	Shares	Value
Data Processing & Outsourced Services–(continued)
WNS Holdings Ltd.–ADR (India)(b)	190,505	$6,667,675
		22,684,114

Distributors–0.72%
Pool Corp.	42,195	4,206,420

Diversified Chemicals–1.04%
Chemours Co. (The)	124,759	6,121,924

Diversified Support Services–0.47%
Mobile Mini, Inc.	90,249	2,730,032

Education Services–1.08%
Bright Horizons Family Solutions Inc.(b)	79,282	6,337,010

Electrical Components & Equipment–0.92%
Generac Holdings, Inc.(b)	133,831	5,404,096

Financial Exchanges & Data–3.39%
CBOE Holdings Inc.	94,518	9,535,921
MarketAxess Holdings, Inc.	53,817	10,383,990
		19,919,911

Health Care Equipment–6.47%
DexCom Inc.(b)	85,553	6,383,109
Inogen, Inc.(b)	83,960	8,043,368
Integra LifeSciences Holdings Corp.(b)	124,493	6,347,898
Penumbra, Inc.(b)	95,291	8,195,026
Wright Medical Group N.V.(b)	306,452	9,070,979
		38,040,380

Health Care Facilities–0.87%
Acadia Healthcare Co., Inc.(b)(c)	109,422	5,136,269

Health Care REIT’s–0.65%
Physicians Realty Trust	205,274	3,844,782

Health Care Services–0.84%
Premier, Inc.–Class A(b)	148,020	4,958,670

Health Care Supplies–0.87%
Align Technology, Inc.(b)	28,815	5,092,763

Health Care Technology–0.64%
Evolent Health, Inc.–Class A(b)	226,767	3,787,009

Home Entertainment Software–1.84%
Take-Two Interactive Software, Inc.(b)	110,484	10,804,230

Homebuilding–0.96%
TopBuild Corp.(b)	94,577	5,613,145

Household Appliances–1.19%
Helen of Troy Ltd.(b)	77,674	7,013,962

Housewares & Specialties–0.39%
Newell Brands, Inc.	47,737	2,304,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Discovery Fund

	Shares	Value
Human Resource & Employment Services–2.08%
Korn/Ferry International	78,673	$2,621,384
On Assignment, Inc.(b)	112,185	5,351,225
Robert Half International, Inc.	94,264	4,270,159
		12,242,768

Industrial Machinery–2.03%
EnPro Industries, Inc.	106,803	7,526,407
Woodward, Inc.	62,728	4,404,133
		11,930,540

Internet Software & Services–3.81%
CoStar Group Inc.(b)	33,728	9,667,119
LogMeIn, Inc.	37,794	4,323,634
Q2 Holdings, Inc.(b)	137,305	5,574,583
Web.com Group Inc.(b)	110,617	2,798,610
		22,363,946

Investment Banking & Brokerage–1.82%
E*TRADE Financial Corp.(b)	260,905	10,699,714

IT Consulting & Other Services–2.97%
EPAM Systems, Inc.(b)	75,402	6,132,445
InterXion Holding N.V. (Netherlands)(b)	218,018	11,304,233
		17,436,678

Leisure Facilities–1.15%
Vail Resorts, Inc.	29,610	6,749,600

Leisure Products–0.86%
Brunswick Corp.	96,447	5,061,539

Life Sciences Tools & Services–2.81%
Bio-Techne Corp.	43,013	5,324,149
INC Research Holdings, Inc.–Class A(b)	190,736	11,196,203
		16,520,352

Managed Health Care–1.47%
HealthEquity, Inc.(b)	202,320	8,653,226

Metal & Glass Containers–0.99%
Berry Global Group, Inc.(b)	103,457	5,818,422

Movies & Entertainment–1.47%
Cinemark Holdings, Inc.	150,544	5,011,610
Lions Gate Entertainment Corp.–Class A(b)	62,658	1,862,822
Lions Gate Entertainment Corp.–Class B(b)	62,885	1,765,182
		8,639,614

Office Services & Supplies–0.70%
Steelcase Inc.–Class A	312,365	4,123,218

Oil & Gas Exploration & Production–2.10%
Centennial Resource Development, Inc.–Class A(b)(c)	351,299	6,073,960
Diamondback Energy Inc.(b)	68,965	6,261,332
		12,335,292

	Shares	Value
Packaged Foods & Meats–2.44%
B&G Foods Inc.(c)	77,141	$2,352,801
Hostess Brands, Inc.(b)(c)	344,568	4,596,537
Pinnacle Foods Inc.	124,148	7,363,218
		14,312,556

Pharmaceuticals–1.87%
Impax Laboratories, Inc.(b)	272,723	5,904,453
Pacira Pharmaceuticals, Inc.(b)	133,022	5,068,138
		10,972,591

Property & Casualty Insurance–0.97%
Selective Insurance Group, Inc.	112,908	5,690,563

Railroads–1.36%
Genesee & Wyoming Inc.–Class A(b)	116,807	8,008,288

Regional Banks–2.74%
Sterling Bancorp	261,565	5,872,134
Webster Financial Corp.	92,543	4,319,907
Western Alliance Bancorp(b)	122,889	5,926,937
		16,118,978

Restaurants–1.58%
Jack in the Box Inc.	32,903	3,080,379
Texas Roadhouse, Inc.	82,305	3,905,372
Wingstop Inc.(c)	70,897	2,297,772
		9,283,523

Semiconductor Equipment–1.23%
Entegris Inc.(b)	107,954	2,747,429
MKS Instruments, Inc.	54,062	4,452,006
		7,199,435

Semiconductors–4.28%
Cirrus Logic, Inc.(b)	69,900	4,052,802
MACOM Technology Solutions Holdings, Inc.(b)	119,377	5,436,428
Microsemi Corp.(b)	117,434	5,916,325
Qorvo, Inc.(b)	52,421	3,838,266
Silicon Laboratories Inc.(b)	77,478	5,880,580
		25,124,401

Specialty Chemicals–1.82%
PolyOne Corp.	139,585	5,044,602
Venator Materials PLC(b)	277,063	5,624,379
		10,668,981

Specialty Stores–0.69%
Five Below, Inc.(b)	85,787	4,080,888

Thrifts & Mortgage Finance–0.50%
MGIC Investment Corp.(b)	254,189	2,910,464

Trading Companies & Distributors–1.60%
BMC Stock Holdings, Inc.(b)	262,441	5,327,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Discovery Fund

	Shares	Value
Trading Companies & Distributors–(continued)
WESCO International, Inc.(b)	81,041	$4,088,519
		9,416,071
Total Common Stocks & Other Equity Interests (Cost $431,796,429)		573,099,131

Money Market Funds–2.68%
Government & Agency Portfolio–Institutional Class, 0.93%(d)	9,458,113	9,458,113
Treasury Portfolio–Institutional Class, 0.90%(d)	6,305,409	6,305,409
Total Money Market Funds (Cost $15,763,522)		15,763,522
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.22% (Cost $447,559,951)		588,862,653

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.84%
Government & Agency Portfolio–Institutional Class, 0.93% (Cost $16,673,354)(d)(e)	16,673,354	$16,673,354
TOTAL INVESTMENTS IN SECURITIES–103.06% (Cost $464,233,305)		605,536,007
OTHER ASSETS LESS LIABILITIES–(3.06)%		(17,995,636)
NET ASSETS–100.00%		$587,540,371

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non–income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2017.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7–day SEC standardized yield as of August 31, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Discovery Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $431,796,429)*	$573,099,131
Investments in affiliated money market funds, at value and cost	32,436,876
Receivable for:
Fund shares sold	1,921,796
Dividends	270,304
Fund expenses absorbed	17,427
Investment for trustee deferred compensation and retirement plans	116,119
Other assets	39,916
Total assets	607,901,569

Liabilities:
Payable for:
Investments purchased	569,966
Collateral upon return of securities loaned	16,673,354
Fund shares reacquired	2,375,534
Accrued fees to affiliates	509,377
Accrued trustees’ and officers’ fees and benefits	3,899
Accrued other operating expenses	99,416
Trustee deferred compensation and retirement plans	129,652
Total liabilities	20,361,198
Net assets applicable to shares outstanding	$587,540,371

Net assets consist of:
Shares of beneficial interest	$384,368,120
Undistributed net investment income (loss)	(3,596,312)
Undistributed net realized gain	65,465,861
Net unrealized appreciation	141,302,702
$587,540,371

Net Assets:
Class A	$351,214,413
Class B	$2,259,923
Class C	$38,678,881
Class Y	$96,321,012
Class R5	$23,136,950
Class R6	$75,929,192

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	33,831,570
Class B	249,501
Class C	4,730,805
Class Y	8,815,644
Class R5	2,095,320
Class R6	6,861,149
Class A:
Net asset value per share	$10.38
Maximum offering price per share
(Net asset value of $10.38 ÷ 94.50%)	$10.98
Class B:
Net asset value and offering price per share	$9.06
Class C:
Net asset value and offering price per share	$8.18
Class Y:
Net asset value and offering price per share	$10.93
Class R5:
Net asset value and offering price per share	$11.04
Class R6:
Net asset value and offering price per share	$11.07

*	At August 31, 2017, securities with an aggregate value of $16,659,690 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Discovery Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $19,991)	$2,935,313
Dividends from affiliated money market funds (includes securities lending income of $48,701)	145,146
Total investment income	3,080,459

Expenses:
Advisory fees	4,814,361
Administrative services fees	164,974
Custodian fees	14,300
Distribution fees:
Class A	967,557
Class B	8,576
Class C	418,858
Transfer agent fees — A, B, C and Y	1,299,788
Transfer agent fees — R5	5,447
Transfer agent fees — R6	6,052
Trustees’ and officers’ fees and benefits	31,358
Registration and filing fees	101,454
Reports to shareholders	238,844
Professional services fees	39,800
Other	18,192
Total expenses	8,129,561
Less: Fees waived and expense offset arrangement(s)	(26,864)
Net expenses	8,102,697
Net investment income (loss)	(5,022,238)

Realized and unrealized gain from:
Net realized gain from investment securities	93,498,857
Change in net unrealized appreciation of investment securities	6,346,476
Net realized and unrealized gain	99,845,333
Net increase in net assets resulting from operations	$94,823,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(5,022,238)	$(5,813,896)
Net realized gain	93,498,857	1,370,559
Change in net unrealized appreciation (depreciation)	6,346,476	(6,303,232)
Net increase (decrease) in net assets resulting from operations	94,823,095	(10,746,569)

Distributions to shareholders from net realized gains:
Class A	(7,685,697)	(70,507,209)
Class B	(83,899)	(1,062,060)
Class C	(1,025,595)	(10,017,535)
Class Y	(1,366,323)	(9,673,736)
Class R5	(30,682)	(527,087)
Class R6	(1,314,143)	(9,777,574)
Total distributions from net realized gains	(11,506,339)	(101,565,201)

Share transactions–net:
Class A	(140,510,193)	4,087,521
Class B	(2,775,160)	(1,845,248)
Class C	(13,962,461)	(3,880,321)
Class Y	9,064,509	(10,803,399)
Class R5	20,028,083	(4,296,810)
Class R6	(8,950,372)	6,160,310
Net increase (decrease) in net assets resulting from share transactions	(137,105,594)	(10,577,947)
Net increase (decrease) in net assets	(53,788,838)	(122,889,717)

Net assets:
Beginning of year	641,329,209	764,218,926
End of year (includes undistributed net investment income (loss) of $(3,596,312) and $(3,910,631), respectively)	$587,540,371	$641,329,209

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Small Cap Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

14                         Invesco Small Cap Discovery Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Small Cap Discovery Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

16                         Invesco Small Cap Discovery Fund

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $22,301.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended August 31, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $56,027 in front-end sales commissions from the sale of Class A shares and $4,087, $6 and $3,105 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended August 31, 2017, the Fund incurred $11,603 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

17                         Invesco Small Cap Discovery Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,563.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Long-term capital gain	$11,506,339	$101,565,201

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$66,845,511
Net unrealized appreciation — investments	139,923,050
Temporary book/tax differences	(122,319)
Late-Year ordinary loss deferral	(3,473,991)
Shares of beneficial interest	384,368,120
Total net assets	$587,540,371

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $232,177,642 and $367,177,451, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$152,551,948
Aggregate unrealized (depreciation) of investments	(12,628,898)
Net unrealized appreciation of investments	$139,923,050

Cost of investments for tax purposes is $465,612,956.

18                         Invesco Small Cap Discovery Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2017, undistributed net investment income (loss) was increased by $5,336,557 and shares of beneficial interest was decreased by $5,336,557. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

		Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	6,225,171	$59,749,548	10,510,102	$96,144,486
Class B	6,621	55,777	15,713	129,314
Class C	630,097	4,848,036	1,047,514	7,716,524
Class Y	6,248,045	62,920,404	3,258,665	30,463,429
Class R5	2,228,085	23,318,985	355,206	3,351,740
Class R6	2,358,441	24,319,898	2,772,821	25,212,485

Issued as reinvestment of dividends:
Class A	813,772	7,470,426	7,611,829	67,364,684
Class B	10,309	82,579	132,016	1,021,804
Class C	135,218	983,032	1,347,333	9,552,594
Class Y	133,242	1,284,455	963,727	8,933,748
Class R5	3,138	30,531	18,773	175,147
Class R6	134,768	1,313,991	1,046,714	9,776,309

Automatic conversion of Class B shares to Class A shares:
Class A	202,667	1,968,302	195,627	1,727,054
Class B	(232,156)	(1,968,302)	(222,666)	(1,727,054)

Reacquired:
Class A	(21,945,832)	(209,698,469)	(18,163,522)	(161,148,703)
Class B	(114,813)	(945,214)	(161,000)	(1,269,312)
Class C	(2,614,552)	(19,793,529)	(2,941,568)	(21,149,439)
Class Y	(5,488,309)	(55,140,350)	(5,148,089)	(50,200,576)
Class R5	(313,297)	(3,321,433)	(809,051)	(7,823,697)
Class R6	(3,279,087)	(34,584,261)	(3,087,219)	(28,828,484)
Net increase (decrease) in share activity	(14,858,472)	$(137,105,594)	(1,257,075)	$(10,577,947)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Small Cap Discovery Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/17	$9.05	$(0.08)	$1.58	$1.50	$(0.17)	$10.38	16.87%		$351,214	1.39	%(d)	1.39	%(d)	(0.88	)%(d)	39%
Year ended 08/31/16	10.60	(0.08)	(0.02)	(0.10)	(1.45)	9.05	(0.61)		439,098	1.36		1.37		(0.89)		39
Year ended 08/31/15	11.83	(0.09)	0.61	0.52	(1.75)	10.60	5.24		512,763	1.32		1.32		(0.85)		63
Year ended 08/31/14	12.20	(0.10)	1.62	1.52	(1.89)	11.83	13.15		527,759	1.32		1.32		(0.85)		79
Year ended 08/31/13	10.85	(0.08)	2.56	2.48	(1.13)	12.20	25.31		540,979	1.32		1.33		(0.72)		70
Class B
Year ended 08/31/17	7.92	(0.07)	1.38	1.31	(0.17)	9.06	16.87	(e)	2,260	1.39	(d)(e)	1.39	(d)(e)	(0.88	)(d)(e)	39
Year ended 08/31/16	9.46	(0.07)	(0.02)	(0.09)	(1.45)	7.92	(0.57	)(e)	4,587	1.36	(e)	1.37	(e)	(0.89	)(e)	39
Year ended 08/31/15	10.75	(0.08)	0.54	0.46	(1.75)	9.46	5.19	(e)	7,715	1.32	(e)	1.32	(e)	(0.85	)(e)	63
Year ended 08/31/14	11.25	(0.09)	1.48	1.39	(1.89)	10.75	13.11	(e)	10,216	1.32	(e)	1.32	(e)	(0.85	)(e)	79
Year ended 08/31/13	10.09	(0.07)	2.36	2.29	(1.13)	11.25	25.34	(e)	12,554	1.32	(e)	1.33	(e)	(0.72	)(e)	70
Class C
Year ended 08/31/17	7.21	(0.12)	1.26	1.14	(0.17)	8.18	16.16	(f)	38,679	2.13	(d)(f)	2.13	(d)(f)	(1.62	)(d)(f)	39
Year ended 08/31/16	8.81	(0.12)	(0.03)	(0.15)	(1.45)	7.21	(1.39	)(f)	47,459	2.08	(f)	2.09	(f)	(1.61	)(f)	39
Year ended 08/31/15	10.19	(0.15)	0.52	0.37	(1.75)	8.81	4.50		62,773	2.07		2.07		(1.60)		63
Year ended 08/31/14	10.83	(0.17)	1.42	1.25	(1.89)	10.19	12.21		55,961	2.07		2.07		(1.60)		79
Year ended 08/31/13	9.82	(0.15)	2.29	2.14	(1.13)	10.83	24.43		53,560	2.07		2.08		(1.47)		70
Class Y
Year ended 08/31/17	9.49	(0.06)	1.67	1.61	(0.17)	10.93	17.25		96,321	1.14	(d)	1.14	(d)	(0.63	)(d)	39
Year ended 08/31/16	11.02	(0.06)	(0.02)	(0.08)	(1.45)	9.49	(0.39)		75,188	1.11		1.12		(0.64)		39
Year ended 08/31/15	12.20	(0.07)	0.64	0.57	(1.75)	11.02	5.51		97,497	1.07		1.07		(0.60)		63
Year ended 08/31/14	12.50	(0.07)	1.66	1.59	(1.89)	12.20	13.42		114,973	1.07		1.07		(0.60)		79
Year ended 08/31/13	11.06	(0.05)	2.62	2.57	(1.13)	12.50	25.67		163,072	1.07		1.08		(0.47)		70
Class R5
Year ended 08/31/17	9.57	(0.05)	1.69	1.64	(0.17)	11.04	17.42		23,137	0.94	(d)	0.94	(d)	(0.43	)(d)	39
Year ended 08/31/16	11.08	(0.04)	(0.02)	(0.06)	(1.45)	9.57	(0.18)		1,698	0.91		0.92		(0.44)		39
Year ended 08/31/15	12.23	(0.05)	0.65	0.60	(1.75)	11.08	5.77		6,784	0.94		0.94		(0.47)		63
Year ended 08/31/14	12.52	(0.05)	1.65	1.60	(1.89)	12.23	13.49		45,126	0.94		0.94		(0.47)		79
Year ended 08/31/13(g)	11.48	(0.04)	2.21	2.17	(1.13)	12.52	21.25		44,037	0.93	(h)	0.94	(h)	(0.33	)(h)	70
Class R6
Year ended 08/31/17	9.59	(0.04)	1.69	1.65	(0.17)	11.07	17.49		75,929	0.90	(d)	0.90	(d)	(0.39	)(d)	39
Year ended 08/31/16	11.09	(0.04)	(0.01)	(0.05)	(1.45)	9.59	(0.08)		73,299	0.86		0.87		(0.39)		39
Year ended 08/31/15	12.25	(0.04)	0.63	0.59	(1.75)	11.09	5.66		76,687	0.85		0.85		(0.38)		63
Year ended 08/31/14	12.52	(0.04)	1.66	1.62	(1.89)	12.25	13.67		109,145	0.84		0.84		(0.37)		79
Year ended 08/31/13(g)	11.48	(0.03)	2.20	2.17	(1.13)	12.52	21.25		68,425	0.83	(h)	0.84	(h)	(0.23	)(h)	70

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $387,023, $3,430, $42,437, $88,187, $11,117 and $76,388 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets for, Class B shares, reflect actual 12b-1 fees of 0.25% for each of the years ended August 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets, for Class C shares, reflect actual 12b-1 fees of 0.99% and 0.97% for the years ended August 31, 2017 and 2016, respectively.
(g)	Commencement date of September 24, 2012 for Class R5 and Class R6 shares.
(h)	Annualized.

20                         Invesco Small Cap Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Small Cap Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

21                         Invesco Small Cap Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,075.60	$7.17	$1,018.30	$6.97	1.37%
B	1,000.00	1,076.00	7.17	1,018.30	6.97	1.37
C	1,000.00	1,072.10	11.07	1,014.52	10.76	2.12
Y	1,000.00	1,076.80	5.86	1,019.56	5.70	1.12
R5	1,000.00	1,078.10	4.77	1,020.62	4.63	0.91
R6	1,000.00	1,078.90	4.61	1,020.77	4.48	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Small Cap Discovery Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five years periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual

23                         Invesco Small Cap Discovery Fund

management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one other fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                         Invesco Small Cap Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,506,339
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Small Cap Discovery Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Small Cap Discovery Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Small Cap Discovery Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	23,046,220	2,585,972	898,997	12,327,051
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	23,672,233	2,000,238	858,729	12,327,040
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	23,449,874	2,133,350	947,973	12,327,043

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

26                         Invesco Small Cap Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Small Cap Discovery Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Discovery Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.

The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074                              Invesco Distributors, Inc.                                                                          VK-SCD-AR-1             10172017      1558

Annual Report to Shareholders	August 31, 2017

Invesco Strategic Real Return Fund
Nasdaq:
A: SRRAX ▪ C: SRRCX ▪ R: SRRQX ▪ Y: SRRYX ▪ R5: SRRFX ▪ R6: SRRSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. While economic data in the US were generally positive, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. Citing generally positive economic data – specifically, realized and expected labor market conditions and inflation – the US Federal Reserve raised interest rates three times during the reporting period: in December 2016, and in March and June 2017. The major US stock market rally that began in November 2016 continued through the end of the reporting period, with major stock market indexes repeatedly hitting new record highs.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Strategic Real Return Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Strategic Real Return Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2017, Class A shares of Invesco Strategic Real Return Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Strategic Real Return Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/16 to 8/31/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.27%
Class C Shares	2.49
Class R Shares	3.00
Class Y Shares	3.52
Class R5 Shares	3.52
Class R6 Shares	3.52
The BofA Merrill Lynch Current 10-Year Treasury Index▼ (Broad Market Index)	-3.26
Custom Invesco Strategic Real Return Index∎ (Style-Specific Index)	4.08
Lipper Inflation Protected Bond Funds Index♦ (Peer Group Index)	0.83

Source(s): ▼Bloomberg L.P.; ∎Invesco, Bloomberg L.P., FactSet Research Systems Inc.,

S&P Dow Jones Indices LLC; ♦Lipper Inc.

Market conditions and your Fund

The fiscal year began with markets impacted by the lingering effects of the UK’s decision to leave the European Union and concerns over a global economic slowdown. Concerns were somewhat misplaced as investors realized that spillover effects to Europe and elsewhere would be minor. A major theme throughout fixed income markets during the latter part of 2016 was one of reflation and growth. Playing into this was the outcome of the US presidential election and global central bank policy expectations, particularly the actions of the US Federal Reserve (the Fed). Yields on intermediate-term government bonds in developed markets around the globe rose steadily during October 2016, reacting to improved economic growth data and central bank tactics, most notably the Bank of Japan’s announcement of yield curve control, which effectively targeted the 10-year bond’s yield around zero percent. Following the results of the US presidential election, government yields spiked as the president-elect’s policies were viewed as significantly positive for US growth and reflation with significant personal and corporate tax reductions, infrastructure spending and renegotiated trade agreements potentially having the effect of boosting US gross domestic product. Fed policy further supported rising yields and a steepening of the yield curve in late 2016. Additionally, Fed rhetoric of a stronger US economy and significantly improved employment picture indicated an eventual December 2016 interest rate hike and alluded to additional rate hikes in 2017.

The new year brought on a backdrop of global growth, tightening financial conditions and political uncertainty. In a fully anticipated move, the Fed hiked the federal funds rate in March by 25 basis points to a range of 0.75% to 1.00%.1 (A basis point is one one-hundredth of a percentage point.) The statement accompanying the 25 basis point increase and official Fed forecasts, however, suggested a more gradual path of interest rate hikes than the tone of earlier communications had led the market to expect. This shift in tone helped ease pressure on US Treasuries, which subsequently led other core government bond yields lower.

Amid this backdrop, the US experienced surprisingly low inflation. After peaking at 2.7% in February, annual growth in the Consumer Price Index (CPI) dropped steadily to 1.7% by July as decreasing prices caused headwinds.2 Despite the lag in inflation, the Fed raised the federal funds target rate another 25 basis points at its June meeting, stating that the US economy is strengthening and any weakness in inflation was transitory.1 In the final two months of the reporting period, longer-maturity US Treasury yields dropped lower due to political tensions between the US and North Korea in addition to the steady decline in inflation. However, yields on 10-year US Treasuries stood at 2.12% as of August 31, 2017, 54 basis points higher than at the beginning of the reporting period.3

    In this environment, US Treasury inflation protected securities (TIPS) posted positive returns and outperformed their nominal US Treasury counterparts on a maturity-matched basis as yields on nominal US Treasuries rose more than real yields for TIPS during the reporting period. The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries). During the reporting period, inflation expectations increased as nominal rates increased more than real rates given the overall reflationary tone, thus breakeven inflation widened. Returns in the US senior secured loan market were driven by positive risk sentiment, solid borrower fundamentals and steady demand for the asset class. US high yield bonds generated strong returns and fared the best of the primary three asset classes in which the Fund invests – bank loans, high yield securities and TIPS. Credit spreads tightened as the market was driven by global growth and a snapback in commodity prices coming off of the lows set in 2016.

    The Fund employs a diversified investment approach in an attempt to manage inflation risk. The Fund invests in bank loans and high yield securities, in addition

Portfolio Composition
By security type	% of total net assets

U.S. Treasury Securities	44.9%
Common Stocks	30.0
Bonds & Notes	20.5
Preferred Stocks	3.5
Money Market Funds Plus Other Assets Less Liabilities	1.1

Top Five Debt Issuers*
	% of total net assets

1.	U.S. Treasury	44.9%
2.	Starwood Property Trust, Inc.	0.5
3.	DISH Network Corp.	0.4
4.	Sprint Corp.	0.4
5.	HCA, Inc.	0.4

Total Net Assets	$27.6 million

Total Number of Holdings*	327

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of August 31, 2017.

4                         Invesco Strategic Real Return Fund

to TIPS. Historically, these three asset classes have performed well in inflationary environments, while offering competitive yields. In addition to the three primary asset classes, the investment team may make opportunistic investments in other asset classes that it believes have favorable prospects for current income in inflationary environments. The Fund generated positive returns for the reporting period but underperformed its style-specific benchmark, the Custom Invesco Strategic Real Return Index. The most notable detractor from the Fund’s relative performance was the Fund’s security selection within high yield corporates. The Fund’s security selection within senior secured loans was the largest contributor to relative performance during the reporting period. The Fund remains largely invested in bank loans, high yield bonds and TIPS with opportunistic allocations to convertible securities, emerging market debt and investment grade corporate credit.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities.

    The Fund also invests in senior secured loans, which are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Inter bank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds – and senior secured loans provide a natural hedge against rising interest rates. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

    During the reporting period, the Fund achieved returns from diversified inflation-sensitive securities. This remains a key goal of the Fund.

    Thank you for your investment in Invesco Strategic Real Return Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Labor Statistics

3 Source: US Treasury Department

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Robert Young Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Strategic Real Return
Fund. He joined Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

Tom Ewald Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco or its investment advisory affiliates in 2000. Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Real Return Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

5                         Invesco Strategic Real Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/30/14

1	Source: Bloomberg L.P.
2	Source(s): Invesco, Bloomberg L.P., FactSet Research Systems Inc., S&P Dow Jones Indices LLC
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

∎	The S&P/LSTA Leveraged Loan Total Return Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
∎	The BofA Merrill Lynch U.S. High Yield Constrained Index contains all the securities in The BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
∎	Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofAML”) indices and related information, the name “Bank of America Merrill Lynch,” and related trademarks, are intellectual property licensed from BofAML, and may not be copied, used or distributed without BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by

BofAML. BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Strategic Real Return Fund

Average Annual Total Returns
As of 8/31/17, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	1.62%
1 Year	0.69

Class C Shares
Inception (4/30/14)	1.66%
1 Year	1.50

Class R Shares
Inception (4/30/14)	2.16%
1 Year	3.00

Class Y Shares
Inception (4/30/14)	2.69%
1 Year	3.52

Class R5 Shares
Inception (4/30/14)	2.69%
1 Year	3.52

Class R6 Shares
Inception (4/30/14)	2.69%
1 Year	3.52

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.82%, 1.57%, 1.07%, 0.57%, 0.57%, and 0.57%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.57%, 3.32%, 2.82%, 2.32%, 2.37% and 2.37%, respectively.3 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 6/30/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/14)	1.40%
1 Year	1.49

Class C Shares
Inception (4/30/14)	1.45%
1 Year	2.34

Class R Shares
Inception (4/30/14)	1.98%
1 Year	3.86

Class Y Shares
Inception (4/30/14)	2.48%
1 Year	4.38

Class R5 Shares
Inception (4/30/14)	2.48%
1 Year	4.38

Class R6 Shares
Inception (4/30/14)	2.51%
1 Year	4.49

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

     Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least December 31, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.
3	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.23% for Invesco Strategic Real Return Fund.

7                         Invesco Strategic Real Return Fund

Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Asset-backed securities risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations (CLO) risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Strategic Real Return Fund

credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign in-

vestment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive goverment regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatil-

ity. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. The TIPS Portfolio uses an indexing approach and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the TIPS Portfolio. Ordinarily, the Adviser will not sell portfolio securities of the TIPS Portfolio except to reflect additions or deletions of the securities that comprise the Underlying Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the TIPS Portfolio, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Adviser will be able to correlate the performance of the TIPS Portfolio with that of the Underlying Index.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of

9                         Invesco Strategic Real Return Fund

an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpre-

dictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sampling risk. The use by the TIPS Portfolio of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index and in the TIPS Portfolio holding securities not included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the TIPS Portfolio could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were held. The use by the TIPS Portfolio of a representative sampling approach may also include the risk that it may not track the return of the Underlying Index as well as it would have if the TIPS Portfolio held all of the securities in the Underlying Index.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the

Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

∎	The BofA Merrill Lynch Current 10-Year Treasury Index is composed of the most recently issued 10-year US Treasury Note.
∎	The Custom Invesco Strategic Real Return Index consists of 45% The BofA Merrill Lynch US Inflation Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Total Return Index and 25% The BofA Merrill Lynch US High Yield Constrained Index.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎	The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index tracks the performance of US dollar-denominated, inflation-linked sovereign debt publicly issued by the US government in its domestic market, with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.

continued on page 6

10                         Invesco Strategic Real Return Fund

Schedule of Investments(a)

August 31,2017

	Principal Amount	Value
U.S. Treasury Securities–44.87%
U.S. Treasury Bills–0.01%
1.11%, 02/01/2018(b)(c)	$3,000	$2,987

U.S. Treasury Inflation — Indexed Notes–30.08%(d)
2.13%, 01/15/2019	168,281	173,486
0.13%, 04/15/2019	524,039	525,193
1.88%, 07/15/2019	174,832	182,101
1.38%, 01/15/2020	214,426	222,370
0.13%, 04/15/2020	523,931	526,698
1.25%, 07/15/2020	364,918	380,837
1.13%, 01/15/2021	411,732	429,071
0.13%, 04/15/2021	464,662	466,989
0.63%, 07/15/2021	387,770	399,549
0.13%, 01/15/2022	445,775	448,627
0.13%, 04/15/2022	163,168	163,755
0.13%, 07/15/2022	435,011	438,746
0.13%, 01/15/2023	435,729	436,685
0.38%, 07/15/2023	430,853	438,843
0.63%, 01/15/2024	430,939	442,945
0.13%, 07/15/2024	423,365	422,032
0.25%, 01/15/2025	422,458	421,602
0.38%, 07/15/2025	423,390	427,233
0.63%, 01/15/2026	437,912	448,251
0.13%, 07/15/2026	378,815	372,363
0.38%, 01/15/2027	387,977	387,781
0.38%, 07/15/2027	132,178	132,508
		8,287,665

U.S. Treasury Inflation — Indexed Bonds–14.78%(d)
2.38%, 01/15/2025	366,323	422,336
2.00%, 01/15/2026	245,222	278,722
2.38%, 01/15/2027	201,143	237,933
1.75%, 01/15/2028	184,269	208,885
3.63%, 04/15/2028	253,670	336,589
2.50%, 01/15/2029	159,611	195,385
3.88%, 04/15/2029	290,254	400,381
3.38%, 04/15/2032	70,931	99,413
2.13%, 02/15/2040	172,147	219,268
2.13%, 02/15/2041	267,552	342,597
0.75%, 02/15/2042	251,170	245,991
0.63%, 02/15/2043	244,083	231,429
1.38%, 02/15/2044	241,732	270,623
0.75%, 02/15/2045	240,243	232,640
1.00%, 02/15/2046	206,582	212,838
0.88%, 02/15/2047	136,481	136,727
		4,071,757
Total U.S. Treasury Securities (Cost $12,300,719)		12,362,409

	Shares	Value
Common Stocks–29.96%
Fixed-Income Funds–29.96%
Invesco Floating Rate Fund–Class R6 (Cost $8,496,092)(e)	1,094,682	$8,253,905

	Principal Amount
Bonds & Notes–20.46%
Aerospace & Defense–0.32%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(f)	$11,000	11,220
7.50%, 03/15/2025(f)	8,000	8,510
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(f)	17,000	17,871
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(f)	12,000	12,540
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	4,000	4,175
6.50%, 05/15/2025	34,000	35,105
		89,421

Agricultural & Farm Machinery–0.09%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	23,000	23,776

Air Freight & Logistics–0.03%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(f)	8,000	8,440

Alternative Carriers–0.12%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	14,000	14,368
5.38%, 05/01/2025	19,000	19,617
		33,985

Aluminum–0.08%
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(f)	21,000	22,155

Apparel Retail–0.28%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	10,000	10,867
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(f)	25,000	22,750
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	31,000	32,899
6.75%, 07/01/2036	2,000	1,912
6.88%, 11/01/2035	8,000	7,680
		76,108

Asset Management & Custody Banks–0.13%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(f)	32,000	35,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Auto Parts & Equipment–0.18%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(f)	$15,000	$15,694
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	7,000	7,210
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	25,000	26,156
		49,060

Automotive Retail–0.13%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(f)	7,000	7,157
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	27,000	29,059
		36,216

Broadcasting–0.57%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	38,000	39,282
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	14,000	14,473
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	23,000	23,000
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	21,000	16,800
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	29,000	31,247
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(f)	16,000	16,560
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	16,000	16,680
		158,042

Building Products–0.31%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	17,000	18,227
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(f)	21,000	23,966
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	19,000	19,594
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(f)	12,000	12,345
6.00%, 10/15/2025(f)	10,000	10,775
		84,907

Cable & Satellite–1.56%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,950
Sr. Unsec. Notes, 5.75%, 02/15/2026(f)	46,000	48,760
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	65,000	71,825
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	94,000	101,520
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	100,000	116,375

	Principal Amount	Value
Cable & Satellite–(continued)
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	$10,000	$8,413
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	24,000	22,920
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(f)	23,000	24,150
6.00%, 07/15/2024(f)	15,000	16,237
		431,150

Casinos & Gaming–0.65%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	6,000	6,548
6.88%, 05/15/2023	24,000	25,890
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	17,000	17,297
7.75%, 03/15/2022	40,000	46,925
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	25,000	25,781
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	24,000	26,760
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(f)	7,000	7,088
5.50%, 03/01/2025(f)	23,000	24,121
		180,410

Coal & Consumable Fuels–0.05%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(f)	13,000	13,293

Commercial Printing–0.06%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(f)	16,000	16,720

Commodity Chemicals–0.13%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(f)	12,000	12,780
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(f)	22,000	23,430
		36,210

Communications Equipment–0.26%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(f)	33,000	35,227
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	16,000	16,840
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	19,359
		71,426

Construction & Engineering–0.03%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	8,000	8,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–0.50%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	$50,000	$52,875
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	58,000	60,900
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(f)	23,000	24,207
		137,982

Consumer Finance–0.36%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	16,950
Sr. Unsec. Global Notes, 4.63%, 03/30/2025	10,000	10,463
5.13%, 09/30/2024	35,000	37,800
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	10,000	10,973
8.00%, 03/25/2020	20,000	22,168
		98,354

Copper–0.18%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(f)	25,000	25,875
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	25,000	24,188
		50,063

Data Processing & Outsourced Services–0.25%
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(f)	8,000	8,360
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(f)	56,000	60,620
		68,980

Diversified Banks–0.37%
Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00%(g)	11,000	11,261
Citigroup Inc., Series R, Jr. Unsec. Sub. Global Notes, 6.13%(g)	10,000	10,712
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(g)	17,000	19,019
JPMorgan Chase & Co., Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(g)	10,000	10,325
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	50,017
		101,334

Diversified Chemicals–0.17%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	30,000	32,213
7.00%, 05/15/2025	6,000	6,630

	Principal Amount	Value
Diversified Chemicals–(continued)
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Notes, 5.38%, 09/01/2025(f)	$8,000	$8,190
		47,033

Diversified Metals & Mining–0.19%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(f)	23,000	25,444
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	9,000	9,428
Sr. Unsec. Notes, 6.13%, 10/01/2035	15,000	16,537
		51,409

Diversified Support Services–0.04%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(f)	10,000	10,513

Electric Utilities–0.03%
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	7,000	7,455

Electrical Components & Equipment–0.22%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(f)	23,000	23,805
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(f)	35,000	36,925
		60,730

Environmental & Facilities Services–0.09%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(f)	11,000	11,495
CD&R Waterworks Merger Sub, LLC, Sr. Unsec. Notes, 6.13%, 08/15/2025(f)	12,000	12,300
		23,795

Financial Exchanges & Data–0.08%
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(f)	20,000	21,300

Food Distributors–0.10%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(f)	27,000	28,148

Food Retail–0.09%
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	26,000	25,675

Gas Utilities–0.33%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	15,000	15,637
5.88%, 08/20/2026	17,000	17,425
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	11,000	10,588
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/01/2025	11,000	9,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Gas Utilities–(continued)
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$37,000	$36,491
		89,986

General Merchandise Stores–0.05%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	14,000	14,840

Health Care Equipment–0.07%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(f)	15,000	15,375
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	3,000	3,090
5.25%, 06/15/2024	2,000	2,100
		20,565

Health Care Facilities–0.88%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	15,000	16,162
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	5,000	5,025
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	29,000	29,326
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	4,000	3,335
8.00%, 11/15/2019	11,000	10,931
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	75,000	80,906
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	10,550
5.88%, 02/15/2026	15,000	16,219
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	15,000	15,675
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	14,000	14,525
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	3,000	3,158
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(f)	3,000	3,248
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	14,000	13,965
8.00%, 08/01/2020	10,000	10,158
8.13%, 04/01/2022	10,000	10,537
		243,720

Health Care Services–0.48%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(f)	10,000	10,300
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	34,000	34,552
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(f)(h)	13,000	13,471

	Principal Amount	Value
Health Care Services–(continued)
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(f)	$22,000	$22,742
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(f)	33,000	35,434
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(f)	3,000	2,846
8.88%, 04/15/2021(f)	3,000	3,098
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(f)	10,000	9,663
		132,106

Home Improvement Retail–0.09%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(f)	25,000	24,094

Homebuilding–0.51%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(f)	10,000	9,975
6.88%, 02/15/2021(f)	12,000	12,345
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	22,000	23,348
8.75%, 03/15/2022	10,000	11,075
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	20,000	21,750
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	25,000	28,812
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	13,000	14,040
7.15%, 04/15/2020	5,000	5,525
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(f)	12,000	12,660
		139,530

Household Products–0.24%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(f)	13,000	13,553
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(f)	17,000	18,232
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	18,000	19,215
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	14,000	14,490
		65,490

Independent Power Producers & Energy Traders–0.38%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/2020	2,000	2,298
Sr. Unsec. Notes, 5.50%, 04/15/2025	45,000	46,912
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	10,000	9,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	$10,000	$10,400
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	18,000	18,630
6.63%, 03/15/2023	10,000	10,375
6.63%, 01/15/2027	7,000	7,385
		105,325

Integrated Telecommunication Services–0.71%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	10,000	10,513
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	25,200
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(f)	11,000	10,945
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	16,000	15,900
10.50%, 09/15/2022	15,000	13,519
11.00%, 09/15/2025	23,000	20,067
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	75,000	79,687
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	6,000	6,900
7.20%, 07/18/2036	10,000	12,450
		195,181

Internet & Direct Marketing Retail–0.10%
Priceline Group Inc. (The), Sr. Unsec. Conv. Bonds, 0.90%, 09/15/2021	25,000	28,547

Leisure Facilities–0.24%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	40,000	42,300
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(f)	23,000	23,259
		65,559

Managed Health Care–0.14%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	7,000	7,280
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(f)	10,000	9,863
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	20,000	21,050
		38,193

Metal & Glass Containers–0.09%
Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	24,064

Mortgage REIT’s–0.50%
Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	127,266

	Principal Amount	Value
Movies & Entertainment–0.16%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$25,000	$23,969
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(f)	19,000	19,950
		43,919

Oil & Gas Drilling–0.18%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	24,000	17,700
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	15,000	13,275
6.50%, 12/15/2021	7,000	6,825
7.75%, 12/15/2023	3,000	2,993
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	10,000	8,475
		49,268

Oil & Gas Equipment & Services–0.20%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	21,000	20,527
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2019	7,000	7,009
7.13%, 12/15/2021	13,000	13,130
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	12,000	10,050
8.25%, 06/15/2023	5,000	4,950
		55,666

Oil & Gas Exploration & Production–1.64%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	39,000	39,975
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(f)	22,000	12,265
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	27,000	27,540
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	37,600
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	6,938
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(f)	9,000	8,820
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 10/01/2025	7,000	6,895
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(f)	23,000	22,597
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	29,000	31,030
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	19,000	18,478
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(f)	18,000	18,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	$6,000	$5,753
Sr. Unsec. Notes, 6.88%, 03/01/2021	13,000	13,520
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	18,000	17,325
Sr. Unsec. Gtd. Notes, 5.88%, 07/01/2022(f)	13,000	13,260
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	31,000	33,170
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	21,000	21,892
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	15,000	14,250
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	39,000	36,172
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	33,000	30,772
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(f)	19,000	18,715
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	16,000	15,760
		451,627

Oil & Gas Storage & Transportation–0.88%
Andeavor Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	30,000	32,738
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	4,000	4,275
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	31,000	31,775
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	38,000	41,135
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(f)	10,000	10,450
MPLX LP, Sr. Unsec. Global Notes, 4.88%, 06/01/2025	22,000	23,593
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(f)	3,000	3,105
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(f)	25,000	24,750
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	17,000	17,446
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(f)	18,000	18,585
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	22,000	22,591
Sr. Unsec. Notes, 7.88%, 09/01/2021	10,000	11,675
		242,118

	Principal Amount	Value
Other Diversified Financial Services–0.02%
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(f)	$5,000	$5,213

Packaged Foods & Meats–0.30%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	9,000	9,281
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(f)	18,000	18,090
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(f)	23,000	23,834
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(f)	30,000	31,950
		83,155

Paper Packaging–0.09%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	24,000	25,560

Paper Products–0.14%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	26,000	26,065
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	7,000	7,481
Sr. Unsec. Notes, 6.50%, 02/01/2024(f)	4,000	4,185
		37,731

Pharmaceuticals–0.23%
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(f)	15,000	13,800
5.88%, 05/15/2023(f)	5,000	4,269
7.00%, 10/01/2020(f)	17,000	17,021
7.25%, 07/15/2022(f)	30,000	28,687
		63,777

Railroads–0.09%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(f)	23,000	24,150

Regional Banks–0.20%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	51,000	55,207

Restaurants–0.37%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(f)	29,000	29,797
6.00%, 04/01/2022(f)	20,000	20,700
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(f)	24,000	25,380
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	12,000	12,810
Sec. Gtd. Second Lien Notes, 8.00%, 05/01/2022(f)	6,000	6,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Restaurants–(continued)
KFC Holding Co. (The)/Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(f)	$7,000	$7,210
		102,302

Semiconductors–0.26%
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	7,000	7,420
Sr. Unsec. Notes, 5.25%, 01/15/2024(f)	35,000	36,400
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 10/15/2023(f)	25,000	27,953
		71,773

Specialized Consumer Services–0.13%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(f)	18,000	18,540
Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	16,331
		34,871

Specialized Finance–0.12%
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	8,000	8,560
5.50%, 02/15/2022	22,000	24,008
		32,568

Specialized REIT’s–0.77%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(f)	4,000	4,190
5.38%, 03/15/2027(f)	9,000	9,529
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	43,000	47,300
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	27,218
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	12,000	12,795
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(f)	14,000	14,875
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	33,000	35,805
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(f)	27,000	26,595
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	32,000	33,280
		211,587

Specialty Chemicals–0.47%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	16,000	16,720
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(f)	25,000	28,250
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(f)	17,000	19,656
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	30,000	31,575

	Principal Amount	Value
Specialty Chemicals–(continued)
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(f)	$11,000	$11,949
Venator Finance S.a.r.l./Venator Materials Corp. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(f)	21,000	21,499
		129,649

Steel–0.28%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	15,000	17,719
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	32,000	34,040
5.50%, 10/01/2024	10,000	10,750
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	15,000	15,337
		77,846

Technology Distributors–0.07%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	19,000	19,926

Technology Hardware, Storage & Peripherals–0.42%
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(f)	52,000	57,655
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	16,000	17,520
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	35,000	41,694
		116,869

Trading Companies & Distributors–0.41%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(f)	18,000	18,832
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(f)	22,000	22,825
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(f)	32,000	35,120
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	18,000	19,260
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	13,000	13,813
5.88%, 09/15/2026	4,000	4,355
		114,205

Trucking–0.21%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	5,000	5,050
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(f)	20,000	19,625
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(f)	12,000	12,180
Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	21,000	20,974
		57,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Wireless Telecommunication Services–0.40%
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	$33,000	$36,424
7.63%, 02/15/2025	10,000	11,275
7.88%, 09/15/2023	54,000	61,560
		109,259
Total Bonds & Notes (Cost $5,409,770)		5,638,241

	Shares
Preferred Stocks–3.56%
Agricultural Products–0.20%
Bunge Ltd., $4.88, Conv. Pfd.	525	55,683

Asset Management & Custody Banks–0.22%
AMG Capital Trust II, $2.58, Conv. Pfd.	1,000	60,937

Diversified Banks–0.96%
Bank of America Corp., Series L, $72.50, Conv. Pfd.	100	131,800
Wells Fargo & Co.,Class A, Series L, $75.00, Conv. Pfd.	100	133,100
		264,900

Electric Utilities–0.24%
NextEra Energy, Inc., Series H, $3.19, Conv. Investment Units	1,000	67,650

Health Care Equipment–0.20%
Becton, Dickinson and Co., Series A, 3.06%, Conv. Pfd.	1,000	55,620

Health Care REIT’s–0.09%
Welltower Inc., Series I, $3.25, Conv. Pfd.	390	25,799

Internet Software & Services–0.14%
Mandatory Exchangeable Trust (China), $5.75, Conv. Pfd.(f)	205	40,038

	Shares	Value
Managed Health Care–0.36%
Anthem Inc., $2.63, Conv. Pfd.	1,879	$98,557

Multi-Utilities–0.19%
Dominion Energy, Inc., Series A, $3.38, Conv. Investment Units	1,000	51,430

Oil & Gas Exploration & Production–0.27%
Hess Corp., Series A, $4.00, Conv. Pfd.	1,500	74,925

Oil & Gas Storage & Transportation–0.31%
Kinder Morgan, Inc., Series A, $4.88, Conv. Pfd.	2,000	84,340

Pharmaceuticals–0.12%
Teva Pharmaceutical Industries Ltd. (Israel), $70.00, Conv. Pfd.	100	31,845

Regional Banks–0.02%
CIT Group Inc., Series A, 5.80%, Pfd.	5,000	5,219

Specialized REIT’s–0.24%
American Tower Corp., Series B, $5.50, Conv. Pfd.	500	65,225
Total Preferred Stocks (Cost $972,708)		982,168

Money Market Funds–0.42%
Government & Agency Portfolio–Institutional Class, 0.93%(i)	70,001	70,001
Treasury Portfolio–Institutional Class, 0.90%(i)	46,667	46,667
Total Money Market Funds (Cost $116,668)		116,668
TOTAL INVESTMENTS IN SECURITIES–99.27% (Cost $27,295,957)		27,353,391
OTHER ASSETS LESS LIABILITIES–0.73%		200,042
NET ASSETS–100.00%		$27,553,433

Investment Abbreviations:

Conv.	– Convertible
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred

PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior

Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(e)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of August 31, 2017 represented 29.96% of the Fund’s Net Assets. See Note 5.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2017 was $1,853,313, which represented 6.73% of the Fund’s Net Assets.
(g)	Perpetual bond with no specified maturity date.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2017.

Open Futures Contracts — Interest Risk
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
U.S. Treasury 10 Year Notes	2	December-2017	$(253,969)	$464	$464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Strategic Real Return Fund

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities, at value (Cost $18,683,197)	$18,982,818
Investments in affiliates, at value (Cost $8,612,760)	8,370,573
Receivable for:
Investments sold	39,304
Fund shares sold	82,174
Dividends and interest	147,270
Fund expenses absorbed	13,542
Investment for trustee deferred compensation and retirement plans	5,534
Other assets	46,738
Total assets	27,687,953

Liabilities:
Other investments:
Variation margin payable — futures contracts	344
Payable for:
Investments purchased	38,454
Fund shares reacquired	31,236
Accrued fees to affiliates	8,460
Accrued trustees’ and officers’ fees and benefits	3,205
Accrued other operating expenses	47,287
Trustee deferred compensation and retirement plans	5,534
Total liabilities	134,520
Net assets applicable to shares outstanding	$27,553,433

Net assets consist of:
Shares of beneficial interest	$27,889,613
Undistributed net investment income	83,714
Undistributed net realized gain (loss)	(477,792)
Net unrealized appreciation	57,898
$27,553,433

Net Assets:
Class A	$15,357,698
Class C	$1,538,233
Class R	$148,229
Class Y	$10,227,747
Class R5	$9,757
Class R6	$271,769

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,576,050
Class C	157,993
Class R	15,214
Class Y	1,049,365
Class R5	1,001
Class R6	27,868
Class A:
Net asset value per share	$9.74
Maximum offering price per share
(Net asset value of $9.74 ÷ 97.50%)	$9.99
Class C:
Net asset value and offering price per share	$9.74
Class R:
Net asset value and offering price per share	$9.74
Class Y:
Net asset value and offering price per share	$9.75
Class R5:
Net asset value and offering price per share	$9.75
Class R6:
Net asset value and offering price per share	$9.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Strategic Real Return Fund

Statement of Operations

For the year ended August 31, 2017

Investment income:
Interest (net of foreign withholding taxes of $1,068)	$343,909
Treasury Inflation-Protected Securities inflation adjustments	164,479
Dividends from affiliates	307,490
Dividends	34,979
Total investment income	850,857

Expenses:
Advisory fees	91,956
Administrative services fees	50,000
Custodian fees	12,078
Distribution fees:
Class A	31,404
Class C	10,075
Class R	608
Transfer agent fees — A, C, R and Y	15,142
Transfer agent fees — R5	2
Transfer agent fees — R6	38
Trustees’ and officers’ fees and benefits	21,163
Registration and filing fees	72,343
Licensing Fees	4,144
Reports to shareholders	17,860
Professional services fees	54,239
Other	20,028
Total expenses	401,080
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(281,626)
Net expenses	119,454
Net investment income	731,403

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $224)	18,901
Futures contracts	(8,965)
9,936
Change in net unrealized appreciation of:
Investment securities	31,025
Futures contracts	464
31,489
Net realized and unrealized gain	41,425
Net increase in net assets resulting from operations	$772,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Strategic Real Return Fund

Statement of Changes in Net Assets

For the years ended August 31, 2017 and 2016

	2017	2016
Operations:
Net investment income	$731,403	$549,851
Net realized gain (loss)	9,936	(242,507)
Change in net unrealized appreciation	31,489	516,603
Net increase in net assets resulting from operations	772,828	823,947

Distributions to shareholders from net investment income:
Class A	(425,514)	(288,940)
Class C	(26,782)	(8,916)
Class R	(3,730)	(1,528)
Class Y	(336,178)	(235,320)
Class R5	(366)	(313)
Class R6	(4,094)	(313)
Total distributions from net investment income	(796,664)	(535,330)

Share transactions–net:
Class A	5,239,656	1,035,979
Class C	988,783	82,103
Class R	72,341	39,543
Class Y	2,625,232	286,958
Class R5	—	—
Class R6	260,633	—
Net increase in net assets resulting from share transactions	9,186,645	1,444,583
Net increase in net assets	9,162,809	1,733,200

Net assets:
Beginning of year	18,390,624	16,657,424
End of year (includes undistributed net investment income of $83,714 and $115,155, respectively)	$27,553,433	$18,390,624

Notes to Financial Statements

August 31, 2017

NOTE 1—Significant Accounting Policies

Invesco Strategic Real Return Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of fourteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

21                         Invesco Strategic Real Return Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes income from pay-in-kind securities, if any. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

22                         Invesco Strategic Real Return Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

23                         Invesco Strategic Real Return Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly, an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Next $2.5 billion	0.35%
Over $3.5 billion	0.33%

For the year ended August 31, 2017, the effective advisory fees incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2017 to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-ended Acquired Fund Fees and Expenses of 0.23% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended August 31, 2017, the Adviser waived advisory fees of $266,444 and reimbursed class level expenses of $8,274, $664, $80, $6,021, $2 and $37 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2017, IDI advised the Fund that IDI retained $5,732 in front-end sales commissions from the sale of Class A shares and $1,956 from Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

24                         Invesco Strategic Real Return Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2017, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$12,362,409	$—	$12,362,409
Common Stocks	8,253,905	—	—	8,253,905
Bonds & Notes	—	5,638,241	—	5,638,241
Preferred Stocks	737,016	245,152	—	982,168
Money Market Funds	116,668	—	—	116,668
	9,107,589	18,245,802	—	27,353,391
Futures Contracts*	464	—	—	464
Total Investments	$9,108,053	$18,245,802	$—	$27,353,855

*	Unrealized appreciation .

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$464
Derivatives not subject to master netting agreements	(464)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

25                         Invesco Strategic Real Return Fund

Effect of Derivative Investments for the year ended August 31, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(8,965)
Change in Net Unrealized Appreciation:
Futures contracts	464
Total	$(8,501)

The table below summarizes the nine month average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$250,736

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the year ended August 31, 2017.

	Value 08/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 08/31/17	Dividend Income
Invesco Floating Rate — Class R6	$5,558,524	$3,155,010	$(547,000)	$89,757	$(2,386)	$8,253,905	$306,329

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2017, the Fund engaged insecurities sales of $18,372, which resulted in net realized gains of $224.

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $104.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

26                         Invesco Strategic Real Return Fund

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2017 and 2016:

	2017	2016
Ordinary income	$796,664	$535,330

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$186,976
Net unrealized appreciation (depreciation) — investments	(109,119)
Temporary book/tax differences	(5,535)
Capital Loss Carryforward	(408,502)
Shares of beneficial interest	27,889,613
Total net assets	$27,553,433

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$159,212	$249,290	$408,502

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 11—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2017 was $9,236,226 and $4,447,065, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $6,967,199 and $2,875,437, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$298,598
Aggregate unrealized (depreciation) of investments	(407,717)
Net unrealized appreciation (depreciation) of investments	$(109,119)

Cost of investments for tax purposes is $27,462,974.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, on August 31, 2017, undistributed net investment income was increased by $33,820 and undistributed net realized gain (loss) was decreased by $33,820. This reclassification had no effect on the net assets of the Fund.

27                         Invesco Strategic Real Return Fund

NOTE 13—Share Information

	Summary of Share Activity
	Years ended August 31,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	1,058,060	$10,278,518	270,704	$2,571,457
Class C	138,215	1,340,749	41,352	392,999
Class R	7,146	69,419	4,026	38,280
Class Y	342,915	3,329,235	31,509	303,454
Class R6	26,563	257,679	—	—

Issued as reinvestment of dividends:
Class A	16,471	159,156	7,271	68,375
Class C	2,586	24,926	909	8,553
Class R	354	3,413	134	1,263
Class Y	6,332	61,209	179	1,717
Class R6	384	3,728	—	—

Reacquired:
Class A	(534,844)	(5,198,018)	(170,511)	(1,603,853)
Class C	(39,042)	(376,892)	(33,763)	(319,449)
Class R	(50)	(491)	—	—
Class Y	(78,933)	(765,212)	(1,873)	(18,213)
Class R6	(80)	(774)	—	—
Net increase in share activity	946,077	$9,186,645	149,937	$1,444,583

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 27% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 53% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

28                         Invesco Strategic Real Return Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 08/31/17	$9.77	$0.30	$0.01	$0.31	$(0.34)	$9.74	3.27%	$15,358	0.59	%(e)	1.81	%(e)	3.11	%(e)	32%
Year ended 08/31/16	9.62	0.30	0.14	0.44	(0.29)	9.77	4.72	10,130	0.61		2.34		3.13		35
Year ended 08/31/15	10.11	0.26	(0.49)	(0.23)	(0.26)	9.62	(2.26)	8,936	0.60		2.25		2.71		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.44	7,880	0.59	(g)	2.87	(g)	4.21	(g)	13
Class C
Year ended 08/31/17	9.77	0.23	0.01	0.24	(0.27)	9.74	2.49	1,538	1.34	(e)	2.56	(e)	2.36	(e)	32
Year ended 08/31/16	9.61	0.23	0.15	0.38	(0.22)	9.77	4.04	549	1.36		3.09		2.38		35
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35		3.00		1.96		25
Year ended 08/31/14(f)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34	(g)	3.62	(g)	3.46	(g)	13
Class R
Year ended 08/31/17	9.77	0.28	0.01	0.29	(0.32)	9.74	3.00	148	0.84	(e)	2.06	(e)	2.86	(e)	32
Year ended 08/31/16	9.62	0.28	0.14	0.42	(0.27)	9.77	4.46	76	0.86		2.59		2.88		35
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85		2.50		2.46		25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84	(g)	3.12	(g)	3.96	(g)	13
Class Y
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10,228	0.34	(e)	1.56	(e)	3.36	(e)	32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	7,616	0.36		2.09		3.38		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35		2.00		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34	(g)	2.62	(g)	4.46	(g)	13
Class R5
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	10	0.34	(e)	1.52	(e)	3.36	(e)	32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35		2.14		3.39		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13
Class R6
Year ended 08/31/17	9.78	0.33	0.01	0.34	(0.37)	9.75	3.52	272	0.34	(e)	1.52	(e)	3.36	(e)	32
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35		2.14		3.39		35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35		2.07		2.96		25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34	(g)	2.68	(g)	4.46	(g)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.22%, 0.23%, 0.22% and 0.21% for the years ended August 31, 2017, 2016, 2015, and for the period April 30, 2014 (commencement date) through August 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $12,562, $1,007, $122, $9,141, $10 and $147 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.
(f)	Commencement date of April 30, 2014.
(g)	Annualized.

29                         Invesco Strategic Real Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)

and Shareholders of Invesco Strategic Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Strategic Real Return Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 2014 (commencement of investment operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, and when replies were not received from the brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

October 30, 2017

30                         Invesco Strategic Real Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/17)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,012.60	$2.99	$1,022.23	$3.01	0.59%
C	1,000.00	1,009.80	6.79	1,018.45	6.82	1.34
R	1,000.00	1,011.30	4.26	1,020.97	4.28	0.84
Y	1,000.00	1,014.90	1.73	1,023.49	1.73	0.34
R5	1,000.00	1,014.90	1.73	1,023.49	1.73	0.34
R6	1,000.00	1,013.80	1.73	1,023.49	1.73	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2017 through August 31, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31                         Invesco Strategic Real Return Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Strategic Real Return Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board noted that the Fund was new and compared the Fund’s performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Inflation Protected Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

32                         Invesco Strategic Real Return Fund

level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco

Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

33                         Invesco Strategic Real Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0
Qualified Dividend Income*	2.59%
Corporate Dividends Received Deduction*	2.02%
U.S. Treasury Obligations*	10.54%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                         Invesco Strategic Real Return Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Strategic Real Return Fund, an investment portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,425,647,604	36,521,875
	James T. Bunch			1,425,181,099	36,988,380
	Bruce L. Crockett			1,425,174,694	36,994,785
	Jack M. Fields			1,426,060,874	36,108,605
	Martin L. Flanagan			1,426,481,477	35,688,002
	Cynthia Hostetler			1,426,489,972	35,679,505
	Dr. Eli Jones			1,426,255,832	35,913,647
	Dr. Prema Mathai-Davis			1,425,363,789	36,805,689
	Teresa M. Ressel			1,426,514,880	35,654,598
	Dr. Larry Soll			1,424,932,245	37,237,234
	Ann Barnett Stern			1,426,260,049	35,909,429
	Raymond Stickel, Jr.			1,425,391,657	36,777,822
	Philip A. Taylor			1,426,285,212	35,884,267
	Robert C. Troccoli			1,426,075,097	36,094,382
	Christopher L. Wilson			1,426,594,956	35,574,523

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	751,302,707	79,810,344	41,561,890	589,495,482
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	1,172,907	275,146	151,505	97,388
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	1,199,262	248,793	151,504	97,387

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust).

35                         Invesco Strategic Real Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Strategic Real Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Strategic Real Return Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-09913 and 333-36074	Invesco Distributors, Inc.	SRR-AR-1	10272017	1111

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$ 481,050	$ 481,050
Audit-Related Fees(1)	$ 7,500	$ 0
Tax Fees(2)	$ 106,225	$ 140,825
All Other Fees	$ 0	$ 0

Total Fees	$ 594,775	$ 621,875

(g) PWC billed the Registrant aggregate non-audit fees of $113,725 for the fiscal year ended 2017, and $140,825 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)	Audit-Related fees for the fiscal year end 2017 include fees billed for reviewing regulatory filings.

(2)

Tax fees for the fiscal year end August 31, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end August 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees	$ 635,000	$ 635,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 1,857,000	$ 2,731,000

Total Fees(1)	$ 2,492,000	$ 3,366,000

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $5,760,000 for the fiscal year ended August 31, 2017, and $5,633,000 for the fiscal year ended August 31, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.          Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.        Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.        General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.        Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.        Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.        Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.      Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.      Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.      Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 11, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 11, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sherri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 8, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.